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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

SUNRISE SENIOR LIVING, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

7900 Westpark Drive
Suite T-900
McLean, Virginia 22102

December 5, 2012

Dear Fellow Sunrise Stockholder:

        On August 21, 2012, Sunrise Senior Living, Inc. and Health Care REIT, Inc. entered into a merger agreement, pursuant to which Health Care REIT agreed to acquire Sunrise for $14.50 in cash per share of Sunrise common stock. As described in more detail in the enclosed proxy statement, the $14.50 per share consideration is subject to possible increase in the event that the conditions to the closing of the transaction have been satisfied or waived, but Health Care REIT exercises its right under the merger agreement to delay the closing beyond February 21, 2013. In such circumstances, the consideration will be increased by $0.007621 in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed.

        You are cordially invited to a special meeting of the Sunrise stockholders to be held at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York on Monday, January 7, 2013 at 1:00 p.m., Eastern time. The special meeting is being held for you to consider and vote on a proposal to adopt the merger agreement and related matters. Your vote is very important, regardless of the number of Sunrise shares you own. The transaction cannot be consummated unless Sunrise obtains the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote at the special meeting. Therefore, the failure of any Sunrise stockholder to vote will have the same effect as a vote by such stockholder "AGAINST" the transaction.

        The Sunrise board of directors has unanimously determined that the transaction is advisable, fair to and in the best interests of Sunrise and its stockholders and unanimously recommends that you vote "FOR" the adoption of the merger agreement.

        The obligations of Sunrise and Health Care REIT to complete the transaction are subject to the satisfaction or waiver of several conditions set forth in the merger agreement. The enclosed proxy statement provides you with detailed information about the special meeting, the merger agreement and the transactions contemplated by the merger agreement. A copy of the merger agreement is enclosed as Annex A to the proxy statement. Sunrise encourages you to read the enclosed proxy statement and the merger agreement carefully and in their entirety.

        Thank you in advance for your continued support and your consideration of this matter.

Paul J. Klaassen	Mark S. Ordan
Non-Executive Chair of the Board	Chief Executive Officer

        Neither the U.S. Securities and Exchange Commission nor any state securities regulatory agency has approved or disapproved the merger, passed upon the merits or fairness of the merger or passed upon the adequacy or accuracy of the disclosure in this document. Any representation to the contrary is a criminal offense.

        This proxy statement is dated December 5, 2012 and is first being mailed to Sunrise stockholders on or about December 6, 2012.

7900 Westpark Drive
Suite T-900
McLean, Virginia 22102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held on January 7, 2013

        You are cordially invited to attend a special meeting of the stockholders of Sunrise Senior Living, Inc. to be held at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York on Monday, January 7, 2013 at 1:00 p.m., Eastern time, for the following purposes:

  1.
  To consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of August 21, 2012, by and among Sunrise, Health Care REIT, Inc., Brewer Holdco, Inc., a wholly owned subsidiary of Sunrise, Brewer Holdco Sub, Inc., a wholly owned subsidiary of Holdco, and Red Fox, Inc., a wholly owned subsidiary of Health Care REIT, pursuant to which Health Care REIT would acquire Sunrise and Sunrise stockholders would be entitled to receive $14.50 in cash, without interest, for each share of Sunrise common stock they own as of immediately prior to the merger, subject to possible increase in the circumstances set forth in the merger agreement and described in this proxy statement;

  2.
  To consider and cast an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger, discussed under the section entitled "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers" (which we refer to as the "advisory say-on-merger-pay proposal"); and

  3.
  To consider and vote on a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof.

        The close of business on November 21, 2012 is the record date for the purpose of determining the Sunrise stockholders who are entitled to receive notice of, and to vote at, the special meeting and any adjournments or postponements thereof. Each stockholder is entitled to one vote for each share of Sunrise common stock held on the record date.

        THE SUNRISE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ADOPTION OF THE MERGER AGREEMENT.

        Sunrise cannot consummate the merger unless the merger agreement is adopted by the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote at the special meeting.

        THE BOARD OF DIRECTORS ALSO UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE ADVISORY SAY-ON-MERGER-PAY PROPOSAL AND "FOR" THE PROPOSAL TO ADJOURN OR POSTPONE THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE IN THE VIEW OF THE BOARD OF DIRECTORS, TO SOLICIT ADDITIONAL PROXIES.

        Regardless of whether you plan to attend the special meeting in person, Sunrise requests that you complete, sign, date and return the enclosed proxy or submit your proxy by telephone or the Internet prior to the special meeting to ensure that your shares will be represented at the special meeting. Sunrise encourages you to submit your proxy via the Internet. Properly executed proxy cards with no instructions indicated on the proxy card will be voted "FOR" the adoption of the merger agreement, "FOR" the approval of the advisory say-on-merger-pay proposal and "FOR" the adjournment or postponement of the special meeting, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof. If you attend the special meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned your proxy card. If your shares are held in the name of a bank, broker or other holder of record, your shares will not be voted at the special meeting unless you instruct your brokerage firm, bank, trust or other nominee how to vote your shares, and you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the special meeting. Your prompt attention is greatly appreciated.

        Under Delaware law, Sunrise stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares of Sunrise as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the proposal to adopt the merger agreement and comply with the other Delaware law procedures explained in the accompanying proxy statement.

        If you fail to return your proxy or to attend the special meeting in person, your shares will not be counted for purposes of determining whether a quorum is present at the special meeting and will have the same effect as a vote "AGAINST" the adoption of the merger agreement.

By Order of the Board of Directors,

Mark S. Ordan Chief Executive Officer

McLean, Virginia
December 5, 2012

ADDITIONAL INFORMATION

        This document incorporates important business and financial information about Sunrise from documents that are not included in or delivered with this document. See "Where You Can Find More Information." You can obtain documents incorporated by reference in this document by requesting them in writing or by telephone from Sunrise Senior Living, Inc., 7900 Westpark Drive, Suite T-900, McLean, Virginia 22102, Attention: Investor Relations (telephone number: 703-273-7500). You will not be charged for any of these documents that you request. If you wish to request documents, you should do so by January 6, 2013 in order to receive them before the special meeting.

        For additional questions about the merger, assistance in submitting proxies or voting shares of Sunrise common stock or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Georgeson Inc.
199 Water Street
New York, NY 10038
Banks and brokers call: (212) 440-9800
Call toll-free: (888) 613-9817

i

QUESTIONS AND ANSWERS ABOUT THE MERGER AND THE SPECIAL MEETING

        The following questions and answers address briefly some questions you may have regarding the special meeting and the proposed merger. These questions and answers may not address all questions that may be important to you as a Sunrise stockholder. For important additional information, please refer to the more detailed discussion contained elsewhere in this proxy statement, the annexes to this proxy statement and the documents referred to in this proxy statement.

Q:
When and where will the special meeting of stockholders be held?

A:
The special meeting of Sunrise stockholders will be held at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York on Monday, January 7, 2013 at 1:00 p.m., Eastern time. See "The Special Meeting."

Q:
What am I being asked to approve at the special meeting?

A:
You will be asked to consider and vote on:

•
a proposal to adopt the merger agreement between Sunrise, Health Care REIT and certain of their subsidiaries;

•
an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger, discussed under "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers"; and

•
a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof.

Q:
What will Sunrise stockholders receive if the merger occurs?

A:
If the merger occurs, Sunrise stockholders will be entitled to receive $14.50 in cash, without interest, for each share of Sunrise common stock that they hold as of immediately prior to the merger. As described in more detail under "The Merger Agreement—Closing; Effective Time of Merger; Extension Right," the $14.50 per share consideration is subject to possible increase if Health Care REIT exercises its right under the merger agreement to delay the closing beyond February 21, 2013. In such circumstances, the consideration will be increased by $0.007621 in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. We describe the sum of the $14.50 per share consideration and any additional consideration that may be payable as a result of the prior sentence as the "transaction consideration."

Under certain circumstances, a portion of the transaction consideration payable to Sunrise stockholders may be paid by means of a special cash dividend. However, in all cases, the overall transaction consideration payable to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement will remain the same regardless of the payment of any special cash dividend.

Q:
If the merger occurs, what will happen to Sunrise stock options and other Sunrise equity-based awards?

A:
If the merger occurs, Sunrise stock options and other Sunrise equity-based awards will be treated as follows upon completion of the merger:

•
Stock Options.  Each outstanding Sunrise stock option will vest and be converted into the right to receive an amount of cash equal to the excess of the transaction consideration over the exercise price of the stock option.

  •
  Restricted Stock.  Each outstanding share of Sunrise restricted stock will vest and become free of restrictions and will be converted into the right to receive cash in an amount equal to the transaction consideration in the same manner as other shares of Sunrise common stock.

  •
  Restricted Stock Units.  Each outstanding Sunrise restricted stock unit (other than performance units) will vest and be converted into the right to receive cash in an amount equal to the transaction consideration.

  •
  Performance Units.  Outstanding Sunrise performance units granted in 2011 and otherwise scheduled to vest in 2013 will vest at the maximum level of performance. Outstanding Sunrise performance units granted in 2012 and otherwise scheduled to vest in 2014 will vest either at the target level of performance (if the merger is completed before July 1, 2013) or at the maximum level of performance (if the merger is completed on or after July 1, 2013). Each Sunrise performance unit that vests in connection with the merger will be converted into the right to receive cash in an amount equal to the transaction consideration in respect of each share of Sunrise common stock as to which such performance unit is vested.

Q:
Who is entitled to attend and vote at the special meeting?

A:
The record date for the special meeting is November 21, 2012. If you owned shares of Sunrise common stock as of the close of business on the record date, you are entitled to notice of, and to vote at, the special meeting, or any adjournment or postponement of the special meeting. As of the record date, there were 61,094,528 shares of Sunrise common stock issued and outstanding.
Q:
Do I need to attend the special meeting in person?

A:
No. It is not necessary for you to attend the special meeting in person in order to vote your shares.

Q:
What vote is required to approve the proposals? What happens if I do not vote or abstain from voting?

A:
Approval of the proposals requires the following votes:

•
Merger Agreement Proposal.  Under Delaware law, the adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote on such proposal. If you abstain from voting or do not vote in person or by proxy, it will have the same effect as a vote "AGAINST" the adoption of the merger agreement.

•
Advisory Say-on-Merger-Pay Proposal.  The approval of the advisory say-on-merger-pay proposal requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. If you indicate on your proxy that you are abstaining from voting on a proposal, your shares will be present at the special meeting but will not be voted on that proposal, which will have the same effect as a vote "AGAINST" the advisory say-on-merger-pay proposal. If you do not vote in person or by proxy, your shares will not be present at the special meeting, which will have no effect on the outcome of any vote on the advisory say-on-merger-pay proposal.

•
Authority to Adjourn or Postpone the Special Meeting.  Whether or not a quorum is present, a proposal to approve an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. If you indicate on your proxy that you are abstaining from voting on a proposal, your shares will be present at the special meeting but will not be voted on that proposal, which will have the same effect as a vote "AGAINST" any vote to adjourn or postpone the special meeting. If you do not vote in person or by proxy, your shares will not be present at the special meeting, which have no effect on the outcome of any vote to adjourn or postpone the special meeting.

Q:
Why am I being asked to consider and cast an advisory, nonbinding vote to approve the compensation that may be paid or become payable to Sunrise's named executive officers that is based on or otherwise relates to the merger?

A:
In July 2010, the U.S. Securities and Exchange Commission (which we refer to as the "SEC") adopted rules that require companies to seek a nonbinding, advisory vote to approve certain compensation that may be paid or become payable to their named executive officers that is based on or otherwise relates to corporate transactions such as the proposed merger. See "Proposal 2: Approval of Advisory Say-on-Merger-Pay Proposal."

Q:
What will happen if Sunrise stockholders do not approve the advisory say-on-merger-pay proposal?

A:
The vote to approve the advisory say-on-merger-pay proposal is a vote separate and apart from the vote to adopt the merger agreement. Approval of the advisory say-on-merger-pay proposal is not a condition to consummation of the merger, and it is advisory in nature only, meaning it will not be binding on either Sunrise or Health Care REIT. Accordingly, to the extent that Sunrise is contractually obligated to pay the merger-related compensation, if the proposed merger is completed, such compensation will be payable, subject only to the conditions applicable to such compensation payments, regardless of the outcome of the advisory vote.

Q:
How does the Sunrise board recommend that I vote on the proposals?

A:
The Sunrise board has unanimously determined that the merger agreement and the transactions contemplated by the merger agreement, including the merger, are advisable, fair to and in the best interests of Sunrise and its stockholders, and unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement and "FOR" the approval of the advisory say-on-merger-pay proposal. You should read "The Merger—Reasons for the Merger; Recommendation of the Sunrise Board." The Sunrise board also recommends that you vote "FOR" the adoption of the proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies to facilitate the adoption of the merger agreement.

Q:
What do I need to do now?

A:
After carefully reading and considering the information contained in this proxy statement, including the annexes and the other documents referred to in this proxy statement, please vote your shares in one of the ways described below. You have one vote for each share of Sunrise common stock that you own as of the record date.

Q:
How do I vote if I am a stockholder of record?

A:
You may vote by:

•
submitting your proxy by using the Internet voting instructions printed on each proxy card you receive;

•
submitting your proxy by using the telephone number printed on each proxy card you receive;

v

  •
  submitting your proxy by completing, signing and dating each proxy card you receive and returning it in the enclosed prepaid envelope; or

  •
  by appearing in person at the special meeting and voting by ballot.

If you are submitting your proxy by telephone or via the Internet, your voting instructions must be received by 11:59 p.m., Eastern time, on January 6, 2013.

Submitting your proxy via the Internet, by telephone or by mailing in your proxy card will not prevent you from voting in person at the special meeting. You are encouraged to submit a proxy by mail, via the Internet or by telephone, even if you plan to attend the special meeting in person to ensure that your shares of Sunrise common stock are represented at the special meeting.

If you return your signed proxy card, but do not mark the boxes showing how you wish to vote, your shares will be voted "FOR" the proposal to adopt the merger agreement, "FOR" the approval of the advisory say-on-merger-pay proposal and "FOR" the adoption of the proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies.

Q:
How do I vote if my shares of Sunrise common stock are held by my brokerage firm, bank, trust or other nominee?

A:
If your shares of Sunrise common stock are held in a brokerage account or by another nominee, such as a bank or trust, then the brokerage firm, bank, trust or other nominee is considered to be the stockholder of record with respect to those shares. However, you still are considered to be the beneficial owner of those shares of Sunrise common stock, with your shares being held in "street name." "Street name" holders generally cannot vote their shares directly and must instead instruct the brokerage firm, bank, trust or other nominee how to vote their shares. Your brokerage firm, bank, trust or other nominee will only be permitted to vote your shares of Sunrise common stock for you at the special meeting if you instruct it how to vote. Therefore, it is important that you promptly follow the directions provided by your brokerage firm, bank, trust or other nominee regarding how to instruct them to vote your shares. If you wish to vote in person at the special meeting, you must bring a proxy from your brokerage firm, bank, trust or other nominee authorizing you to vote at the special meeting.

In addition, because any shares of Sunrise common stock you may hold in "street name" will be deemed to be held by a different stockholder than any shares you hold of record, shares held in "street name" will not be combined for voting purposes with shares you hold of record. To be sure your shares of Sunrise common stock held in "street name" are voted, you should instruct your brokerage firm, bank, trust or other nominee to vote your shares. Shares of Sunrise common stock held by a corporation or business entity must be voted by an authorized officer of the entity.

Q:
What if I fail to instruct my brokerage firm, bank, trust or other nominee how to vote?

A:
Your brokerage firm, bank, trust or other nominee will NOT be able to vote your shares of Sunrise common stock unless you have properly instructed your nominee on how to vote. Because the adoption of the merger agreement requires an affirmative vote of a majority of the outstanding shares of Sunrise common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement.

Because each of (1) the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies, and (2) the advisory say-on-merger-pay proposal requires the affirmative vote of a majority of the shares of Sunrise common stock present or represented at the special meeting and entitled to vote on the matter, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

Q:
What constitutes a quorum for the special meeting?

A:
The presence, in person or by proxy, of stockholders representing a majority of the shares of Sunrise common stock entitled to vote at the special meeting will constitute a quorum for the special meeting. If you are a Sunrise stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the special meeting, then your shares of Sunrise common stock will be counted as part of the quorum. If you are a "street name" holder of shares and you provide your nominee with voting instructions, then your shares will be counted as part of the quorum. If you are a "street name" holder of shares and you do not provide your nominee with voting instructions, then your shares (which we refer to as "broker non-votes") will not be counted as part of the quorum.

All shares of Sunrise common stock held by stockholders that are present in person, or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders have indicated on their proxy that they are abstaining from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned or postponed.
Q:
What does it mean if I receive more than one proxy?

A:
If you receive more than one proxy, it means that you hold shares of Sunrise common stock that are registered in more than one account. For example, if you own your shares in various registered forms, such as jointly with your spouse, as trustee of a trust or as custodian for a minor, you will receive, and you will need to sign and return, a separate proxy card for those shares because they are held in a different form of record ownership. Therefore, to ensure that all of your shares are voted, you will need to sign and return each proxy card you receive by mail or submit your proxy by telephone or via the Internet by using the different control number(s) on each proxy card.

Q:
May I change my vote after I have delivered my proxy?

A:
Yes. If you are the stockholder of record of Sunrise common stock, you have the right to change or revoke your proxy at any time prior to it being voted at the special meeting:

•
if you submitted your proxy by telephone or the Internet, by submitting another proxy by telephone or the Internet in accordance with the instructions on the proxy card;

•
by delivering to Sunrise's Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

•
by submitting a later-dated proxy card relating to the same shares of Sunrise common stock; or

•
by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Sunrise Senior Living, Inc.
7900 Westpark Drive
Suite T-900
McLean, Virginia 22102
Attn.: Secretary

If you are a "street name" holder of Sunrise common stock, you should contact your brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke your proxy.

Q:
Should I send in my stock certificates now?

A:
No. After the merger is completed, you will be sent a letter of transmittal with detailed written instructions for exchanging your shares of Sunrise common stock for the transaction consideration. If your shares of Sunrise common stock are held in "street name" by your brokerage firm, bank, trust or other nominee, you will receive instructions from your brokerage firm, bank, trust or other nominee as to how to effect the surrender of your "street name" shares in exchange for the transaction consideration. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES NOW.

Q:
Should I send in my stock options, restricted stock units and/or performance units now?

A:
No. After the merger is completed, your stock options, restricted stock units and/or performance units will either be automatically exchanged for the applicable transaction consideration, or you will receive further instructions for such exchange.

Q:
What happens if I sell my shares of Sunrise common stock before the special meeting?

A:
The record date for stockholders entitled to vote at the special meeting is earlier than the date of the special meeting and the expected closing date of the merger. If you transfer your shares of Sunrise common stock after the record date but before the special meeting, you will, unless special arrangements are made, retain your right to vote at the special meeting, but the right to receive the transaction consideration will go to the person who holds your shares at the time the merger is completed.

Q:
Am I entitled to appraisal rights in connection with the merger?

A:
Under Section 262 of the General Corporation Law of the State of Delaware (which we refer to as the "DGCL"), Sunrise stockholders who do not vote in favor of the proposal to adopt the merger agreement will have the right to seek appraisal of the fair value of their shares as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the proposal to adopt the merger agreement and comply with the other Delaware law procedures explained in the accompanying proxy statement.

For more information regarding appraisal rights, see "Appraisal Rights."

Q:
Who can answer further questions?

A:
For additional questions about the merger, assistance in submitting proxies or voting shares of Sunrise common stock, or additional copies of the proxy statement or the enclosed proxy card, please contact our proxy solicitor:

Georgeson Inc.
199 Water Street
New York, NY 10038
Banks and brokers call: (212) 440-9800
Call toll-free: (888) 613-9817

If your brokerage firm, bank, trust or other nominee holds your shares in "street name," you should also call your brokerage firm, bank, trust or other nominee for additional information.

SUMMARY

        The following summary highlights information in this proxy statement and may not contain all of the information that is important to you. Accordingly, you are encouraged to read carefully this entire proxy statement, its annexes and the documents referred to in this proxy statement. In addition, this proxy statement incorporates by reference important business and financial information about Sunrise Senior Living, Inc. You may obtain the information incorporated by reference into this proxy statement without charge by following the instructions in "Where You Can Find More Information." Each item in this summary includes a page reference directing you to a more complete description of the item in this proxy statement.

 The Companies (Page 22)

  Sunrise Senior Living, Inc.

        Sunrise Senior Living, Inc. is a company based in McLean, Virginia that, as of September 30, 2012, operated 303 senior living communities located in the United States, Canada and the United Kingdom, with a capacity of approximately 29,400 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer's and other forms of memory loss, as well as nursing and rehabilitative services. Sunrise's senior living services are delivered by staff trained to encourage the independence, preserve the dignity, enable freedom of choice and protect the privacy of residents. Sunrise common stock is listed on the New York Stock Exchange (or the "NYSE") under the symbol "SRZ."

        Sunrise's principal executive office is located at 7900 Westpark Drive, Suite T-900, McLean Virginia 22102, and its telephone number is (703) 273-7500. Sunrise's home page on the Internet is www.sunriseseniorliving.com. The information provided on Sunrise's website is not part of this proxy statement and is not incorporated herein by reference.

  Health Care REIT, Inc.

        Health Care REIT, Inc. is an S&P 500 company with headquarters in Toledo, Ohio, and is a real estate investment trust that invests across the full spectrum of senior housing and health care real estate. Health Care REIT also provides an extensive array of property management and development services. As of September 30, 2012, Health Care REIT's broadly diversified portfolio consisted of 1,030 communities in the United States, the United

Kingdom and Canada. Health Care REIT common stock is listed on the NYSE under the symbol "HCN."

        Health Care REIT's principal executive office is located at 4500 Dorr Street, Toledo, Ohio 43615, and its telephone number is (419) 247-2800. Health Care REIT's home page on the Internet is www.hcreit.com. The information provided on Health Care REIT's website is not part of this proxy statement and is not incorporated herein by reference.

  Brewer Holdco, Inc. and Brewer Holdco Sub, Inc.

        Brewer Holdco, Inc. (which we refer to as "Holdco") is a Delaware corporation and a direct wholly owned subsidiary of Sunrise. Brewer Holdco Sub, Inc. (which we refer to as "Holdco Sub") is a Delaware corporation and a direct wholly owned subsidiary of Holdco. Each of Holdco and Holdco Sub was formed for purposes of the transactions contemplated by the merger agreement and have not otherwise conducted any material operations except in connection with the transactions contemplated by the merger agreement. The principal executive office and telephone number of Holdco and Holdco Sub are the same as that of Sunrise.

  Red Fox, Inc.

        Red Fox, Inc. (which we refer to as "Merger Sub") is a Delaware corporation and a direct wholly owned subsidiary of Health Care REIT. Merger Sub was formed for purposes of the transactions contemplated by the merger agreement and has not otherwise conducted any material operations except in connection with the transactions contemplated by the merger agreement. The principal executive office and telephone number of Merger Sub is the same as that of Health Care REIT.

Consideration to Sunrise Stockholders (Page 63)

        If the merger is completed, Sunrise stockholders will be entitled to receive $14.50 in cash, without interest, for each share of Sunrise common stock that they own as of immediately prior to the consummation of the transactions.

        As described in more detail under "The Merger Agreement—Closing; Effective Time of Merger; Extension Right," the $14.50 per share consideration is subject to possible increase in the event that the conditions to the closing of the merger have been satisfied or waived, but Health Care REIT has exercised its right under the merger agreement to delay the closing beyond February 21, 2013. In such circumstances, the consideration will be increased by $0.007621 in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. We describe the sum of the $14.50 per share consideration and any additional consideration that may be payable as a result of the prior sentence as the "transaction consideration."

        Under certain circumstances, a portion of the transaction consideration payable to Sunrise stockholders may be paid by means of a special cash dividend. See "The Merger Agreement—Special Cash Dividend." However, in all cases, the overall transaction consideration payable to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement will remain the same regardless of the payment of any special cash dividend.

The Merger (Page 23)

        The merger is being effected pursuant to an Agreement and Plan of Merger, dated as of August 21, 2012, by and among Sunrise, Holdco, Holdco Sub, Health Care REIT and Merger Sub. Pursuant to the merger agreement, Sunrise will first engage in a holding company merger, in which each share of Sunrise common stock is converted into one share of common stock of the holding company. Promptly thereafter, Health Care REIT will acquire the holding company in a merger, and each share of common stock of the holding company will be converted into the transaction consideration. More specifically:

  •
  In the holding company merger, Holdco Sub will merge with and into Sunrise, with Sunrise surviving as a direct wholly owned subsidiary of Holdco. In the holding company merger, each share of Sunrise common stock will be automatically converted into one share of Holdco.

  •
  After the holding company merger, the merger will occur, in which Merger Sub will merge with and into Holdco, with Holdco surviving as a direct wholly owned subsidiary of Health Care REIT. In the merger, each share of Holdco common stock will be converted into the right to receive the transaction consideration.

        As a result of the above mergers (which we refer to together as the "mergers"), Health Care REIT will acquire Sunrise and the shares of Sunrise common stock will no longer be listed on any stock exchange or quotation system.

        The merger agreement is enclosed with this proxy statement as Annex A. Sunrise urges you to read carefully the merger agreement in its entirety as it is the legal document governing the merger.

The Reorganization, Management Business Sale, Management Business Spin-Off and Special Cash Dividend (Page 80)

        In connection with the merger, Sunrise will effect certain internal reorganization transactions (which we refer to as the "reorganization") in order to separate its real estate assets and equity interests in subsidiaries and joint ventures that hold real estate (which we refer to as the "real estate business") from its subsidiaries that operate and manage senior living facilities (which we refer to as the "management business"). The completion of the reorganization in all material respects is a condition to Health Care REIT's obligation to close the merger.

        The reorganization is being effected because, pursuant to the merger agreement, Health Care REIT may request that Sunrise sell or spin-off its management business contemporaneously with the closing of the merger.

        The completion of the sale (or, if the sale does not occur and Health Care REIT requests that Sunrise spin off its management business, the spin-off) of the management business is not a condition to the closing of the merger, but Health Care REIT may extend the closing date on one or more occasions to a date that is no later than August 21, 2013 for purposes of completing such sale (or if applicable, spin-off) and/or to receive certain state regulatory approvals in connection with the transactions.

        Health Care REIT may request that Sunrise (or Holdco) declare a special cash dividend to Sunrise or Holdco stockholders of record, as applicable, as of immediately prior to the closing of the merger up to an aggregate amount equal to the after-tax proceeds to Sunrise (or Holdco) from the sale of its management business, subject to Delaware law (we refer to such dividend as the "special cash dividend"). In such circumstances, the per share merger consideration will be decreased by an amount equal to the per share special cash dividend. However, in all cases, the sum of the per share merger consideration and the per share special cash dividend, if any, will equal the transaction consideration of $14.50 per share in cash payable to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement (subject to increase under certain circumstances if Health Care REIT exercises its right to delay the closing, as described below) (See "The Merger Agreement—Consideration to Sunrise Stockholders"). The distribution of the special cash dividend is not a condition to the closing of the merger.

        None of the reorganization, management business sale, management business spin-off or special cash dividend requires approval of the Sunrise stockholders.

Closing; Effective Time of the Merger; Extension Right (Page 65)

        Sunrise and Health Care REIT are working to complete the merger as quickly as possible. However, the merger is subject to various closing conditions, as described in "The Merger Agreement—Conditions to the Merger." It is possible that the failure to timely meet those closing conditions or other factors outside of Sunrise's control could require Sunrise to complete the merger at a later time or prevent Sunrise from completing the merger altogether. Subject to the adoption of the merger agreement by the Sunrise stockholders at the special meeting, Sunrise currently anticipates that the merger will be completed in the first half of 2013.

        The merger agreement provides that the closing of the merger will occur on the later of (1) November 21, 2012 (which we refer to as the "target closing date") and (2) the second business day following the satisfaction or waiver of each of the conditions to closing of the merger, as set forth in the merger agreement. However, Health Care REIT may delay the target closing date on one or more occasions to a date that is no later than August 21, 2013 for purposes of completing the sale or spin-off of Sunrise's management business and/or to receive certain state regulatory approvals. If the conditions to the closing of the merger have been satisfied or waived, but the closing of the merger has not occurred by February 21, 2013 because Health Care REIT has exercised its right to delay the closing (either to complete the management business sale or, if applicable, management business spin-off or to receive state regulatory approvals), then the transaction consideration will be increased by $0.007621 in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. See "The Merger Agreement—Consideration to Sunrise Stockholders."

The Special Meeting (Page 14)

        Date, Time and Place.    The special meeting will be held at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York on Monday, January 7, 2013 at 1:00 p.m., Eastern time.

        Purpose.    At the special meeting, Sunrise stockholders of record will be asked to consider and vote on:

  •
  a proposal to adopt the merger agreement;

  •
  an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger, discussed under "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers"; and

  •
  a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof.

        Record Date and Quorum.    Holders of record of Sunrise common stock as of the close of business on November 21, 2012 (which we refer to as the "record date") are entitled to receive notice of, and to vote at, the special meeting. You will have one vote for each share of Sunrise common stock that you owned on the record date. As of the record date, there were 61,094,528 shares of Sunrise common stock issued and outstanding and entitled to vote at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of 30,547,264 shares of Sunrise common stock (a majority of Sunrise outstanding common stock entitled to vote at the special meeting) constitutes a quorum for the purpose of considering the proposals.

        If you are a Sunrise stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the special meeting, then your shares of Sunrise common stock will be counted as part of the quorum. If you are a "street name"

holder of shares and you provide your nominee with voting instructions, then your shares will be counted as part of the quorum. If you are a "street name" holder of shares and you do not provide your nominee with voting instructions, then your shares (which we refer to as "broker non-votes") will not be counted as part of the quorum.

        All shares of Sunrise common stock held by stockholders that are present in person, or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned or postponed.

        Vote Required.    Approval of the proposals require the following votes:

  •
  Merger Agreement Proposal.  The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote on such proposal.

  •
  Advisory Say-on-Merger-Pay Proposal.  The approval of the advisory say-on-merger-pay proposal requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter.

  •
  Authority to Adjourn or Postpone the Special Meeting.  Whether or not a quorum is present, a proposal to approve an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter.

        Effect of Abstentions and Broker Non-Votes on Voting.    The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Sunrise common stock. Therefore, the failure to vote or the abstention from voting will have the same effect as a vote "AGAINST" the adoption of the merger agreement. The adoption of each of the other two proposals (the approval of the advisory say-on-merger-pay proposal and the approval of an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies) requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. Therefore, if you indicate on your proxy that you are abstaining from voting on a proposal, your shares will be present at the special meeting but will not be voted on that proposal, which will have the same effect as a vote "AGAINST" such proposals. If you do not vote in person or by proxy, your shares will not be present at the special meeting, which will have no effect on the outcome of any vote on such proposals.

        Your brokerage firm, bank, trust or other nominee will NOT be able to vote your shares of Sunrise common stock unless you have properly instructed your nominee on how to vote. Because the adoption of the merger agreement requires an affirmative vote of a majority of the outstanding shares of Sunrise common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Because each of (1) the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies, and (2) the advisory say-on-merger-pay proposal, requires the affirmative vote of a majority of the shares of Sunrise common stock present or represented at the special meeting and entitled to vote on the matter, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your brokerage firm, bank, trust or other nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

        How to Vote.    After carefully reading and considering the information contained in this proxy statement, Sunrise urges you to vote your shares of Sunrise common stock as soon as possible so that your shares of Sunrise common stock are represented at the special meeting. You have a choice of voting by proxy over the Internet, by using a toll-free telephone number or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your bank, broker or other holder of record to see which options are available to you. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern Time, on January 6, 2013. You can also vote in person at the meeting, but Sunrise encourages you to submit your proxy card promptly in any event. If a brokerage firm, bank, trust or other nominee holds your shares, you may be able to vote by telephone or via the Internet if the nominee offers these options. Please follow the instructions you receive from your nominee. Unless you specify to the contrary on your proxy card, all of your shares of Sunrise common stock represented by valid proxies will be voted "FOR" the adoption of the merger agreement, the say-on-merger-pay proposal and the adjournment or postponement of the special meeting, if necessary or appropriate in the view of the Sunrise board.

        IF YOU HOLD YOUR SHARES IN CERTIFICATED FORM, PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES WITH YOUR PROXY CARD.    If the merger is completed, a separate letter of transmittal will be mailed to you that will enable you to exchange your stock certificates or surrender your book-entry shares for the transaction consideration.

        Revocation of Proxies.    Any proxy given by a Sunrise stockholder may be revoked at any time before it is voted at the special meeting by doing any of the following:

  •
  if a proxy was submitted by telephone or the Internet, by submitting another proxy by telephone or the Internet in accordance with the instructions on the proxy card;

  •
  by delivering to Sunrise's Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by submitting a later-dated proxy card relating to the same shares of Sunrise common stock; or

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

        "Street name" holders of Sunrise common stock should contact their brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke their proxies.

Recommendation of the Sunrise Board (Page 35)

        The Sunrise board of directors has unanimously determined that the merger agreement and the transactions contemplated thereby, including the mergers, are advisable, fair to and in the best interests of Sunrise and its stockholders. The Sunrise board unanimously recommends that Sunrise stockholders vote "FOR" the adoption of the merger agreement, "FOR" the approval of the advisory say-on-merger-pay proposal and "FOR" the adjournment of the special meeting, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies.

        In deciding to recommend the adoption of the merger agreement, the Sunrise board considered many factors, including:

  •
  the fact that the transaction consideration (not taking into account any potential increase in the transaction consideration resulting from Health Care REIT's exercise of its right to delay the closing for certain reasons) represented a substantial premium to recent market prices of Sunrise common stock, including a 62.4% premium over the closing price on the NYSE of Sunrise common stock on August 21, 2012 (which was the last full trading day prior to announcement of the merger agreement);

  •
  the fact that the transaction consideration to be received by Sunrise common stockholders will consist entirely of cash, which will provide liquidity and certainty of value;

  •
  its belief that the merger agreement and the transactions contemplated by the merger agreement are more favorable to Sunrise stockholders than remaining independent or other strategic alternatives reasonably available to Sunrise and its stockholders, including selling or spinning off Sunrise's management business or real estate business, among other things;

  •
  the opinion of Goldman Sachs delivered to the Sunrise board that, as of August 21, 2012 and based upon and subject to the factors and assumptions set forth in the opinion, the $14.50 per share in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock pursuant to the merger agreement was fair from a financial point of view to such holders, and the financial analysis performed by Goldman Sachs in connection with the delivery of the opinion, in each case as described in more detail under "The Merger—Opinion of Goldman, Sachs & Co.";

  •
  its belief in the likelihood of completing the merger on the anticipated schedule;

  •
  the fact that the merger is not conditioned upon the receipt of any financing by Health Care REIT; and

  •
  the fact that if the conditions to closing of the merger have been satisfied or waived, but the closing of the merger has not occurred by February 21, 2013 because Health Care REIT has exercised its right to delay the closing in order to complete the sale or spin-off of the management business or to receive state regulatory approvals, then the transaction consideration will be increased by $0.007621 per share in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date of the closing of the merger.

        You should read "The Merger—Reasons for the Merger; Recommendation of the Sunrise Board" for a detailed discussion of the factors that the Sunrise board considered in deciding to recommend the adoption of the merger agreement.

Opinion of Goldman, Sachs & Co. (Page 38)

        Goldman, Sachs & Co. (which we refer to as "Goldman Sachs") delivered its opinion to the Sunrise board that, as of August 21, 2012 and based upon and subject to the factors and assumptions set forth therein, the $14.50 per share in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated August 21, 2012, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the Sunrise board in connection with its consideration of merger. The Goldman Sachs opinion does not constitute a recommendation as to how any holder of shares of Sunrise common stock should vote with respect to the transaction contemplated by the merger agreement. Pursuant to an engagement letter between Sunrise and Goldman Sachs, Sunrise has agreed to pay Goldman Sachs a transaction fee of approximately $18.0 million, $3.4 million of which was paid upon announcement of the merger agreement and the remainder of which is contingent upon consummation of the transaction.

Treatment of Equity Compensation Awards (Page 65)

        Stock Options.    As a result of the merger, each stock option outstanding under Sunrise's equity compensation plans will vest and be converted into the right to receive, upon completion of the merger, cash in an amount equal to the excess of the transaction consideration over the exercise price of such stock option.

        Restricted Stock.    As a result of the merger, each share of restricted stock outstanding under Sunrise's equity compensation plans will vest and become free of restrictions and will be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration in the same manner as other shares of Sunrise common stock.

        Restricted Stock Units.    As a result of the merger, each restricted stock unit (other than performance units) outstanding under Sunrise's equity compensation plans will vest and be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration.

        Performance Units.    As a result of the merger, each performance unit outstanding under the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended, will vest as follows:

  •
  performance units granted in 2011 and otherwise scheduled to vest in 2013 will vest at the maximum level of performance; and

  •
  if the merger is completed before July 1, 2013, performance units granted in 2012 and otherwise scheduled to vest in 2014 will vest at the target level of performance, and if the merger is completed on or after July 1, 2013, performance units granted in 2012 and otherwise scheduled to vest in 2014 will vest at the maximum level of performance.

Each performance unit that vests in connection with the merger will be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration in respect of each share of Sunrise common stock as to which such performance unit is vested.

Material U.S. Federal Income Tax Consequences of the Mergers (Page 58)

        In general, the receipt of cash in exchange for shares of Sunrise common stock pursuant to the mergers will be a taxable transaction for U.S. federal income tax purposes. Holders of Sunrise common stock should consult their own tax advisors regarding the particular tax consequences to them of the exchange of shares of Sunrise common stock for cash pursuant to the mergers in light of their particular circumstances (including the application and effect of any state, local or foreign income and other tax laws).

Interests of Sunrise's Directors and Executive Officers in the Transactions (Page 49)

        When considering the recommendation of the Sunrise board with respect to the proposed transactions, you should be aware that Sunrise's executive officers and directors may have interests in the proposed transactions that are different from, or in addition to, those of Sunrise's stockholders more generally. These interests may present such executive officers and directors with actual or potential conflicts of interest. The Sunrise board was aware of these interests during its deliberations on the merits of the proposed transactions and in deciding to recommend that you vote for the adoption of the merger agreement at the special meeting. These interests include:

  •
  Unvested equity compensation awards will fully vest upon completion of the merger, and entitle the award holders to transaction consideration as described under "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Acceleration of Vesting and Conversion of Equity Compensation Awards."
  •
  Sunrise maintains employment and separation pay agreements with its executive officers that provide severance and other benefit protections in the event of a qualifying termination of employment during a limited period of time before or after the merger.

  •
  Sunrise's directors and executive officers are entitled to continued indemnification and insurance coverage on terms no less favorable than their current coverage under the merger agreement.

        For a more detailed discussion of these interests, see "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger."

Common Stock Ownership of Directors and Executive Officers (Page 94)

        As of November 30, 2012, the directors and executive officers of Sunrise beneficially owned in the aggregate 1,787,927 shares of Sunrise common stock entitled to vote at the special meeting or approximately 2.9% of Sunrise's outstanding common stock. Sunrise currently expects that each of these individuals will vote all of his or her shares of Sunrise common stock in favor of each of the proposals.

Financing (Page 61)

        The merger is not conditioned upon receipt of financing by Health Care REIT.

Appraisal Rights (Page 88)

        Under Section 262 of the DGCL, Sunrise stockholders who do not vote in favor of the adoption of the merger agreement will have the right to seek appraisal of the fair value of their shares of Sunrise common stock as determined by the Delaware Court of Chancery if the merger is completed, but only if they submit a written demand for such an appraisal prior to the vote on the adoption of the merger agreement and comply with the other DGCL procedures explained in this proxy statement. This appraisal amount could be more than, the same as, or less than the amount that a Sunrise stockholder would be entitled to receive under the merger agreement.

Conditions to the Merger (Page 84)

        The obligations of each of Sunrise, Holdco, Holdco Sub, Health Care REIT and Merger Sub to consummate the mergers are subject to the satisfaction or waiver of the following conditions:

  •
  adoption of the merger agreement by the affirmative vote of a majority of the outstanding shares of Sunrise common stock;

  •
  expiration or termination of any applicable waiting period for the merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (which we refer to as the "HSR Act");

  •
  absence of any temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any governmental entity of competent jurisdiction or other law that prohibits, restrains or renders illegal the consummation of the merger;

  •
  the representations and warranties of the other party being true and correct, subject to certain materiality qualifications, in each case, as of the date of the merger agreement and as of the date of the closing of the merger, as though made on such date; and

  •
  the other party having performed in all material respects all of its obligations, and complied in all material respects with all of its agreements and covenants under the merger agreement.

        The obligation of Health Care REIT and Merger Sub to consummate the merger is also subject to Sunrise's completion, in all material respects, of the internal reorganization in which Sunrise's real estate business is separated from its management business.

        The completion of the sale or spin-off of Sunrise's management business and the receipt of state regulatory approvals are not conditions to the closing of the merger. However, Health Care REIT has the right to extend the target closing date in certain circumstances in order to complete the sale or spin-off of the management business or to receive certain state regulatory approvals. If the conditions to the closing of the merger have been satisfied or waived, but the closing of the merger has not occurred by February 21, 2013 because Health Care REIT has exercised its right to delay the closing (either to complete the sale or spin-off of the management business or to receive state regulatory approvals), then the transaction consideration will be increased by $0.007621 in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. See "The Merger Agreement—Closing; Effective Time of the Merger; Extension Right."

Termination of the Merger Agreement (Page 85)

        Sunrise and Health Care REIT may terminate the merger agreement by mutual written consent at any time before the consummation of the merger. In addition, with certain exceptions, either Health Care REIT or Sunrise may terminate the merger agreement at any time before the consummation of the merger if:

  •
  the merger has not been completed on or before September 21, 2013 (which we refer to as the "outside date");

  •
  there is a final and nonappealable restraining order, permanent injunction or other judgment or order issued by any governmental entity of competent jurisdiction or other law that prohibits, restrains or renders illegal the consummation of the merger;

  •
  the requisite stockholder approval of Sunrise stockholders is not obtained at the special meeting (including any adjournment or postponement of such meeting); or

  •
  the other party has breached its representations, warranties, covenants or agreements in a way that would cause the related closing condition not to be satisfied, and such breach is either not capable of being cured or, if such breach is capable of being cured, such breach is not cured within 30 days after notice of the breach from the other party (or, if less, the number of calendar days until the business day immediately preceding the outside date).

        Sunrise may also terminate the merger agreement prior to obtaining stockholder approval to enter into a definitive agreement with respect to a superior offer (as defined in the merger agreement) so long as Sunrise has complied with its restrictions on the solicitation of alternative acquisition proposals and concurrently pays Health Care REIT a termination fee of $40 million.

        Health Care REIT may also terminate the merger agreement prior to obtaining Sunrise stockholder approval if (1) the Sunrise board withholds, withdraws, qualifies or modifies in a manner adverse to Health Care REIT, its recommendation of the merger agreement (including in response to an intervening event, as defined below) or approves, adopts, or recommends in favor of (publicly proposes to approve, adopt or recommend in favor of) an alternative acquisition proposal (which we refer to as a "recommendation change") or (2) Sunrise or any of its subsidiaries has willfully breached its restrictions on the solicitation of alternative acquisition proposals under the merger agreement (unless Sunrise takes appropriate actions to remedy such willful breach or Health Care REIT is not harmed in any material respect as a result thereof).

Termination Fee (Page 86)

        Sunrise has agreed to pay Health Care REIT a termination fee of $40 million if:

  •
  Sunrise terminates the merger agreement in order to enter into a definitive agreement with respect to a superior offer;

  •
  Health Care REIT terminates the merger agreement because the Sunrise board makes a recommendation change, and Sunrise is not entitled to terminate the merger agreement due to a breach of a representation, warranty, covenant or agreement of Health Care REIT;

  •
  Health Care REIT terminates the merger agreement because Sunrise or any of its subsidiaries has willfully breached its restrictions on the solicitation of alternative acquisition proposals under the merger agreement; or

  •
  under certain circumstances, if Sunrise consummates or enters into a definitive agreement relating to an alternative business combination within nine months of the termination of the merger agreement, and an alternative acquisition proposal had been publicly announced and was not in good faith withdrawn or terminated prior to the special meeting.

        In no event will more than one termination fee be payable.

Restriction on Solicitation of Alternative Acquisition Proposals (Page 73)

        The merger agreement contains restrictions on Sunrise's ability to solicit or engage in discussions or negotiations with a third party regarding specified transactions involving Sunrise or Sunrise's subsidiaries. These restrictions notwithstanding, under certain limited circumstances, the Sunrise board may respond to an unsolicited acquisition proposal or terminate the merger agreement and enter into an acquisition agreement with respect to a superior proposal to acquire Sunrise.

Regulatory Approvals (Page 60)

        The merger is subject to the requirements of the HSR Act (which we refer to as "antitrust approval"). The waiting period under the HSR Act applicable to the merger expired on October 26, 2012.

        Sunrise and Health Care REIT have agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do promptly, or cause to be done promptly, and to assist and cooperate with each other in doing, all things necessary, proper or advisable under law to consummate and make effective the merger and the other transactions contemplated by the merger agreement, including making appropriate filings of a Notification and Report Form pursuant to the HSR Act.

        The merger is not subject to the receipt of state regulatory approvals or any regulatory approvals related to the sale or spin-off of Sunrise's management business.

Current Market Price of Sunrise Common Stock (Page 92)

        Sunrise common stock is listed on the NYSE under the symbol "SRZ." The closing sale price of Sunrise common stock on the NYSE on August 21, 2012, which was the last full trading day before Sunrise announced that it had entered into the merger agreement, was $8.93. On December 4, 2012, which is the latest practicable date before the date of this document, the closing price for Sunrise common stock on the NYSE was $14.37 per share. You are encouraged to obtain current market quotations for Sunrise common stock in connection with voting your shares.

Certain Litigation Related to the Merger (Page 60)

        Sunrise, its directors and Health Care REIT, Holdco, Holdco Sub and Merger Sub have each been named as defendants in certain lawsuits brought by purported Sunrise stockholders challenging the proposed merger and seeking, among other things, to enjoin the merger. The defendants believe that the claims are without merit and intend to vigorously defend against these actions. For a more detailed discussion of the litigation related to the proposed merger, see "The Merger—Certain Litigation Related to the Merger."

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

        This proxy statement, and the documents to which we refer you in this proxy statement, include forward-looking statements based on estimates and assumptions. There are forward-looking statements throughout this proxy statement, including, without limitation, in statements containing words such as "believes," "estimates," "anticipates," "continues," "predict," "potential," "contemplates," "expects," "may," "will," "likely," "could," "should" or "would" or other similar words or phrases. These statements are subject to risks, uncertainties and other factors, including, among others:

  •
  the possibility that various conditions precedent to the consummation of the merger will not be satisfied or waived;

  •
  the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement;

  •
  the ability to obtain stockholder and regulatory approvals of the merger on the timing and terms thereof;

  •
  the risk that Sunrise may not be able to complete the reorganization on the expected timing and terms thereof;

  •
  completion of the sale (or, if the sale does not occur and Health Care REIT requests that Sunrise spin off its management business, the spin-off) of the management business;

  •
  unanticipated difficulties and/or expenditures relating to the merger;

  •
  the ability to extend leases on Sunrise's operating properties at expiration;

  •
  the possibility that Sunrise will be unable to obtain certain third-party consents;

  •
  some of Sunrise's management agreements are subject to early termination provisions based on various performance measures and could be terminated due to failure to achieve the performance measures;

  •
  ownership of the communities Sunrise manages is heavily concentrated in a limited number of business partners;

  •
  Sunrise's current and future investments in ventures could be adversely affected by Sunrise's lack of sole decision-making authority, Sunrise's reliance on venture partners' financial condition, any disputes that may arise between Sunrise and its venture partners and Sunrise's exposure to potential losses from the actions of its venture partners;

  •
  the risk related to operating international communities;

  •
  competition and Sunrise's response to pricing and promotional activities of its competitors;

  •
  the risks associated with the ownership and operation of assisted living and independent living communities;

  •
  legislative, regulatory and competitive developments;

  •
  interest rates;

  •
  access to capital;

  •
  market risks;

  •
  the outcome of pending litigation and certain environmental matters;

  •
  the outcome of any legal proceedings that have been or may be instituted against Sunrise and/or others relating to the merger agreement, and the transactions contemplated thereby, including the mergers;

  •
  limitations placed on Sunrise's ability to operate the business by the merger agreement;

  •
  the amount of the costs, fees, expenses, impairments and other charges related to the merger;

  •
  the effect of the announcement of the merger on Sunrise's business, joint venture, lender and resident relationships, standing with regulators, operating results and business generally;

  •
  diversion of management's attention from ongoing business concerns; and

  •
  certain presently unknown or unforeseen factors, including, but not limited to, acts of terrorism and natural disasters.

        In addition, Sunrise is subject to risks and uncertainties and other factors detailed in Sunrise's annual report on Form 10-K for the fiscal year ended December 31, 2011, filed with the SEC on March 1, 2012, as amended on March 15, 2012, and as may be amended or supplemented in Sunrise's Form 10-Q filings, which should be read in conjunction with this proxy statement. See "Where You Can Find More Information." Many of the factors that will determine Sunrise's future results are beyond Sunrise's ability to control or predict. In light of the significant uncertainties inherent in the forward-looking statements contained herein, readers should not place undue reliance on forward-looking statements. Sunrise cannot guarantee any future results, levels of activity, performance or achievements. The statements made in this proxy statement represent Sunrise's views as of the date of this proxy statement, and it should not be assumed that the statements made herein remain accurate as of any future date. Moreover, Sunrise assumes no obligation to update forward-looking statements or update the reasons that actual results could differ materially from those anticipated in forward-looking statements, except as required by law.

 THE SPECIAL MEETING

Date, Time and Place of the Special Meeting

        This proxy statement is being furnished to Sunrise stockholders as part of the solicitation of proxies by Sunrise for use at the special meeting to be held at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York on Monday, January 7, 2013 at 1:00 p.m., Eastern time, or at any adjournment or postponement thereof.

Purpose of the Special Meeting

        At the special meeting, Sunrise stockholders of record will be asked to consider and vote on:

  1.
  a proposal to adopt the merger agreement;

  2.
  an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger, discussed under "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers"; and

  3.
  a proposal to adjourn or postpone the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof.

        If Sunrise stockholders fail to adopt the merger agreement, the merger will not occur. A copy of the merger agreement is enclosed with this proxy statement as Annex A, and you are urged to read the merger agreement in its entirety.

Record Date and Quorum

        Holders of record of Sunrise common stock as of the close of business on November 21, 2012, which is the record date for the special meeting, are entitled to receive notice of, and to vote at, the special meeting. You will have one vote for each share of Sunrise common stock that you owned on the record date. As of the record date, there were 61,094,528 shares of Sunrise common stock issued and outstanding and entitled to vote at the special meeting. The presence at the special meeting, in person or by proxy, of the holders of 30,547,264 shares of Sunrise common stock (a majority of Sunrise outstanding common stock entitled to vote at the special meeting) constitutes a quorum for the purpose of considering the proposals.

        If you are a Sunrise stockholder of record and you submit a properly executed proxy card, vote by telephone or via the Internet or vote in person at the special meeting, then your shares of Sunrise common stock will be counted as part of the quorum. If you are a "street name" holder of shares and you provide your nominee with voting instructions, then your shares will be counted as part of the quorum. If you are a "street name" holder of shares and you do not provide your nominee with voting instructions, then your shares (which we refer to as "broker non-votes") will not be counted as part of the quorum.

        All shares of Sunrise common stock held by stockholders that are present in person, or represented by proxy and entitled to vote at the special meeting, regardless of how such shares are voted or whether such stockholders abstain from voting, will be counted in determining the presence of a quorum. In the absence of a quorum, the special meeting may be adjourned or postponed.

 Stockholder Vote Required to Adopt the Proposals at the Special Meeting

        Adoption of the Merger Agreement.    The adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote on such proposal.

        Advisory Say-on-Merger-Pay Proposal.    The approval of the advisory say-on-merger-pay proposal requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. Although the Sunrise board intends to consider the vote resulting from this proposal, the vote is advisory only and, therefore, not binding on Sunrise or Health Care REIT and, if the proposed merger with Health Care REIT is approved by Sunrise stockholders and consummated, the compensation required to be paid by such arrangements will be payable even if this proposal is not approved.

        Adjournment or Postponement of the Special Meeting, if Necessary or Appropriate in the View of the Sunrise Board to Permit Further Solicitation of Proxies.    Whether or not a quorum is present, a proposal to approve an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter.

Effect of Abstentions and Broker Non-Votes

        The adoption of the merger agreement requires the affirmative vote of a majority of the outstanding shares of Sunrise common stock. Therefore, the failure to vote or the abstention from voting will have the same effect as a vote "AGAINST" the adoption of the merger agreement.

        The adoption of each of the other two proposals (the approval of the advisory say-on-merger-pay proposal and the approval of an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies) requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. Therefore, if you indicate on your proxy that you are abstaining from voting on a proposal, your shares will be present at the special meeting but will not be voted on that proposal, which will have the same effect as a vote "AGAINST" such proposals. If you do not vote in person or by proxy, your shares will not be present at the special meeting, which will have no effect on the outcome of any vote on such proposals.

        Your brokerage firm, bank, trust or other nominee will NOT be able to vote your shares of Sunrise common stock unless you have properly instructed your nominee on how to vote. Because the adoption of the merger agreement requires an affirmative vote of a majority of the outstanding shares of Sunrise common stock for approval, the failure to provide your nominee with voting instructions will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement. Because each of (1) the proposal to adjourn or postpone the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies, and (2) the advisory say-on-merger-pay proposal, requires the affirmative vote of a majority of the shares of Sunrise common stock present or represented at the special meeting and entitled to vote on the matter, and because your brokerage firm, bank, trust or other nominee does not have discretionary authority to vote on the proposal, the failure to instruct your nominee with voting instructions on how to vote your shares will have no effect on the approval of that proposal.

Voting and Proxies

        Stockholders have a choice of voting by proxy over the Internet, by using a toll-free telephone number, or by completing a proxy card and mailing it in the postage-paid envelope provided. Please refer to your proxy card or the information forwarded by your brokerage firms, banks, trusts or other nominees to see which options are available to you. The Internet and telephone voting facilities for stockholders of record will close at 11:59 p.m., Eastern time, on January 6, 2013.

        If you submit your proxy through use of the Internet or by telephone voting procedures or by returning your signed proxy card, but do not include "FOR," "AGAINST" or "ABSTAIN" on a proposal to be voted, your shares of Sunrise common stock will be voted in favor of that proposal. If you indicate "ABSTAIN" on a proposal to be voted, it will have the same effect as a vote "AGAINST" that proposal. If you wish to vote by proxy and your shares are held by a bank or broker, you must follow the voting instructions provided to you by the bank or broker. Unless you give your bank or broker instructions on how to vote your shares of Sunrise common stock, your bank or broker will not be able to vote your shares on the proposals.

        If you wish to vote in person at the special meeting and your shares are held in the name of a bank, broker or other holder of record, your shares of Sunrise common stock will not be voted at the special meeting unless you instruct your brokerage firm, bank, trust or other nominee how to vote your shares, and you must obtain a legal proxy, executed in your favor, from the holder of record to be able to vote at the special meeting.

        If you do not submit a proxy or otherwise vote your shares of Sunrise common stock in any of the ways described above, it will have the same effect as a vote "AGAINST" the proposal to adopt the merger agreement, but will have no effect on the approval of the advisory say-on-merger-pay proposal or an approval of a proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board.

        If you have any questions about how to vote or direct a vote in respect of your shares of Sunrise common stock, you may contact Sunrise's proxy solicitor at:

Georgeson Inc.
199 Water Street
New York, NY 10038
Banks and brokers call: (212) 440-9800
Call toll-free: (888) 613-9817

        YOU SHOULD NOT SEND IN YOUR SHARE CERTIFICATES WITH YOUR PROXY CARD.    A letter of transmittal with instructions for the surrender of certificates representing shares or book-entry shares of Sunrise common stock will be mailed to stockholders if the merger is completed.

Revocation of Proxies

        Any proxy given by a Sunrise stockholder may be revoked at any time before it is voted at the special meeting by doing any of the following:

  •
  if a proxy was submitted by telephone or the Internet, by submitting another proxy by telephone or the Internet, in accordance with the instructions on the proxy card;

  •
  by delivering to Sunrise's Secretary a signed written notice of revocation bearing a date later than the date of the proxy, stating that the proxy is revoked;

  •
  by submitting a later-dated proxy card relating to the same shares of Sunrise common stock; or

  •
  by attending the special meeting and voting in person (your attendance at the meeting will not, by itself, revoke your proxy; you must vote in person at the meeting).

        Written notices of revocation and other communications with respect to the revocation of any proxies should be addressed to:

Sunrise Senior Living, Inc.
7900 Westpark Drive
Suite T-900
McLean, Virginia 22102
Attn.: Secretary

        "Street name" holders of Sunrise common stock should contact their brokerage firm, bank, trust or other nominee to obtain instructions as to how to change or revoke their proxies.

Solicitation Costs

        Sunrise is soliciting the enclosed proxy card on behalf of the Sunrise board and Sunrise will bear the expenses in connection with the solicitation of proxies. In addition to solicitation by mail, Sunrise, Holdco, Holdco Sub and their respective directors, officers and employees may solicit proxies in person, by telephone or by electronic means. These persons will not be specifically compensated for doing this.

        Sunrise has retained Georgeson Inc. (which we refer to as "Georgeson") to assist in the solicitation process. Sunrise will pay Georgeson a fee of approximately $11,000 plus reimbursement of reasonable out-of-pocket expenses. Sunrise also has agreed to indemnify Georgeson against various liabilities and expenses that relate to or arise out of its solicitation of proxies (subject to certain exceptions).

        In addition, Health Care REIT and Merger Sub and their respective directors, officers, employees and agents may solicit proxies in favor of the merger agreement and against any resolution submitted by any holder of Sunrise common stock, including by using the services of dealers and proxy solicitation services, to secure the approval and adoption of the merger agreement by Sunrise stockholders.

        Sunrise will ask brokerage firms, banks, trusts and other nominees to forward its proxy solicitation materials to the beneficial owners of shares of Sunrise common stock held of record by such nominee holders. Sunrise will reimburse these nominee holders for their customary clerical and mailing expenses incurred in forwarding the proxy solicitation materials to the beneficial owners.

Postponements and Adjournments

        The special meeting may be postponed or adjourned (for a period of not more than 30 calendar days in the aggregate, unless a notice of the postponed or adjourned meeting is given to each stockholder of record entitled to vote at the meeting) for the purpose of soliciting additional proxies or for other reasons, as determined in the sole discretion of the chairman of the meeting or a majority of the shares represented at the meeting. Your shares will be voted on any postponement or adjournment proposal in accordance with the instructions indicated in your proxy.

Stockholder List

        Our list of stockholders entitled to vote at the special meeting will be available for examination at our principal executive offices at least ten days prior to the date of the special meeting and continuing through the special meeting; the list will also be available at the special meeting for examination by any Sunrise stockholder present at the special meeting.

 Questions and Additional Information

        If you have questions about the merger or how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, please call Sunrise's proxy solicitor at:

Georgeson Inc.
199 Water Street
New York, NY 10038
Banks and brokers call: (212) 440-9800
Call toll-free: (888) 613-9817

Surrender of Shares of Sunrise Common Stock or Exchange of Stock Certificates for Transaction Consideration

        Sunrise stockholders should not send their shares of Sunrise common stock or stock certificates with their proxies. Separate transmittal documents for the surrender of shares of Sunrise common stock in exchange for the transaction consideration, if the merger is approved, will be mailed to Sunrise stockholders promptly following the date of the merger. PLEASE DO NOT SEND IN YOUR STOCK CERTIFICATES NOW. See "The Merger Agreement—Payment Procedures."

PROPOSAL 1: ADOPTION OF THE MERGER AGREEMENT

        As discussed elsewhere in this proxy statement, Sunrise stockholders will consider and vote on a proposal to adopt the merger agreement. You should carefully read this proxy statement in its entirety for more detailed information concerning the merger agreement and the mergers. In particular, you should read in its entirety the merger agreement, which is enclosed as Annex A to this proxy statement. In addition, see the "Merger" and "The Merger Agreement."

        The Sunrise board unanimously recommends that Sunrise stockholders vote "FOR" the adoption of the merger agreement.

        If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Sunrise common stock represented by such proxy card will be voted "FOR" the adoption of the merger agreement.

        Under Delaware law, the adoption of the merger agreement requires the affirmative vote of the holders of a majority of the outstanding shares of Sunrise common stock entitled to vote on such proposal.

 PROPOSAL 2: APPROVAL OF ADVISORY SAY-ON-MERGER-PAY PROPOSAL

        Section 14A of the Securities Exchange Act of 1934 (which, as amended, we refer to as the "Exchange Act"), which was enacted as part of the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010, requires that Sunrise provide stockholders with the opportunity to vote to approve, on a nonbinding, advisory basis, the compensation of Sunrise's named executive officers that is based on or otherwise relates to the proposed mergers, as disclosed in the compensation tables and the related named executive officer compensation disclosures set forth in "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers" (which we refer to as the "change in control payments"). Accordingly, Sunrise's stockholders are being provided with the opportunity to cast an advisory vote on such payments.

        As an advisory vote, this proposal is not binding upon Sunrise or the Sunrise board, and approval of this proposal is not a condition to completion of the proposed mergers. However, Sunrise seeks your support and believes that your support is appropriate because Sunrise has a comprehensive executive compensation program that is designed to link its executives' compensation as closely as possible with Sunrise's performance and to align the executives' interests with yours as stockholders. The plans and arrangements pursuant to which the change in control payments may become payable were previously disclosed to Sunrise's stockholders as part of the Compensation Discussion and Analysis, and related sections of Sunrise's annual proxy statement. The change in control payments are a part of Sunrise's comprehensive executive compensation program and are intended to align Sunrise's named executive officers' interests with yours as stockholders by ensuring their continued retention and commitment during critical events such as the proposed mergers, which may create significant personal uncertainty for them.

        Accordingly, Sunrise asks you to vote on the following resolution:

    "RESOLVED, that Sunrise's stockholders approve, on an advisory, nonbinding basis, the compensation that may be paid or become payable to Sunrise's named executive officers that is based on or otherwise relates to the proposed transactions, as disclosed pursuant to Item 402(t) of Regulation S-K under the heading "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger—Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers" (which disclosure includes the compensation tables and related named executive officer compensation disclosures required pursuant to Item 402(t) of Regulation S-K)."

        The Sunrise board unanimously recommends that Sunrise stockholders vote "FOR" the advisory say-on-merger-pay proposal.

        If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Sunrise common stock represented by such proxy card will be voted "FOR" the advisory say-on-merger-pay proposal.

        The approval of the advisory say-on-merger-pay proposal requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter. While the Sunrise board intends to consider the vote resulting from this proposal, the vote is advisory only and, therefore, not binding on Sunrise or Health Care REIT and, if the merger agreement is adopted by Sunrise stockholders and the merger is completed, the compensation required to be paid by such arrangements will be payable even if this Proposal 2 is not approved.

 PROPOSAL 3: APPROVAL OF AUTHORITY TO ADJOURN OR POSTPONE THE SPECIAL
MEETING, IF NECESSARY OR APPROPRIATE IN THE VIEW OF THE SUNRISE BOARD

        Stockholders may be asked to vote on a proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting (or any adjournment or postponement thereof) to adopt the merger agreement.

        The Sunrise board unanimously recommends that stockholders vote "FOR" a proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board to permit further solicitation of proxies if there are not sufficient votes at the time of the special meeting (or any adjournment or postponement thereof) to adopt the merger agreement.

        If you return a properly executed proxy card, but do not indicate instructions on your proxy card, your shares of Sunrise common stock represented by such proxy card will be voted "FOR" a proposal to adjourn or postpone the special meeting, if necessary or appropriate in the view of the Sunrise board.

        Whether or not a quorum is present, a proposal to approve an adjournment or postponement of the special meeting to a later time, if necessary or appropriate in the view of the Sunrise board, to solicit additional proxies requires the affirmative vote of a majority of the shares of Sunrise common stock represented in person or by proxy at the special meeting and entitled to vote on the matter.

 THE COMPANIES

Sunrise Senior Living, Inc.

        Sunrise is a company based in McLean, Virginia that, as of September 30, 2012, operated 303 senior living communities located in the United States, Canada and the United Kingdom, with a capacity of approximately 29,400 units. Sunrise offers a full range of personalized senior living services, including independent living, assisted living, care for individuals with Alzheimer's and other forms of memory loss, as well as nursing and rehabilitative services. Sunrise's senior living services are delivered by staff trained to encourage the independence, preserve the dignity, enable freedom of choice and protect the privacy of residents. Sunrise common stock is listed on the NYSE under the symbol "SRZ."

        Sunrise's principal executive office is located at 7900 Westpark Drive, Suite T-900 McLean, Virginia 22102, and its telephone number is (703) 273-7500. Sunrise's home page on the Internet is www.sunriseseniorliving.com. The information provided on Sunrise's website is not part of this proxy statement and is not incorporated herein by reference.

Health Care REIT, Inc.

        Health Care REIT is an S&P 500 company with headquarters in Toledo, Ohio, and is a real estate investment trust that invests across the full spectrum of senior housing and health care real estate. Health Care REIT also provides an extensive array of property management and development services. As of September 30, 2012, Health Care REIT's broadly diversified portfolio consisted of 1,030 communities in the United States, the United Kingdom and Canada. Health Care REIT common stock is listed on the NYSE under the symbol "HCN."

        Health Care REIT's principal executive office is located at 4500 Dorr Street, Toledo, Ohio 43615, and its telephone number is (419) 247-2800. Health Care REIT's home page on the Internet is www.hcreit.com. The information provided on Health Care REIT's website is not part of this proxy statement and is not incorporated herein by reference.

Brewer Holdco, Inc. and Brewer Holdco Sub, Inc.

        Holdco is a Delaware corporation and a direct wholly owned subsidiary of Sunrise. Holdco Sub is a Delaware corporation and a direct wholly owned subsidiary of Holdco. Each of Holdco and Holdco Sub was formed for purposes of the transactions contemplated by the merger agreement and have not otherwise conducted any material operations except in connection with the transactions contemplated by the merger agreement. The principal executive office and telephone number of Holdco and Holdco Sub are the same as that of Sunrise.

Red Fox, Inc.

        Merger Sub is a Delaware corporation and a direct wholly owned subsidiary of Health Care REIT. Merger Sub was formed for purposes of the transactions contemplated by the merger agreement and has not otherwise conducted any material operations except in connection with the transactions contemplated by the merger agreement. The principal executive office and telephone number of Merger Sub is the same as that of Health Care REIT.

 THE MERGER

Background of the Merger

        Throughout 2009, 2010 and the first half of 2011, Sunrise worked on a series of restructuring transactions to strengthen its balance sheet and operations. During this time, Sunrise restructured several of its joint venture and management relationships, improved its balance sheet by reducing its debt and appointed new members to its senior management team to execute on its strategy. By the end of 2011, Sunrise had improved its financial condition but still faced the need to evaluate alternatives that could bring the company's costs into line with its revenues. As a standalone public company, Sunrise's expenses (including overhead and capital structure costs) were high compared to its revenue and, therefore, its future positive cash flow was limited. As a result of its limited balance sheet and resources, Sunrise was constrained in its ability to take advantage of certain opportunities that otherwise would be available, including acquisitions of assets or joint venture interests. Accordingly, as part of its ongoing strategic review and long-term business planning, the board of directors and senior management of Sunrise evaluated strategic alternatives for the company that could address these issues, including prospects for mergers and acquisitions, the sale of certain real estate assets or portfolios of communities, the acquisition of equity interests in certain joint ventures, debt refinancing and other potential strategic transactions, each with a view toward maximizing stockholder value.

        As a result of the ongoing consideration of such strategic alternatives, members of Sunrise's senior management discussed with representatives of Goldman, Sachs & Co., which was serving as Sunrise's financial advisor, and Wachtell, Lipton, Rosen & Katz, which was serving as Sunrise's legal counsel, the possibility of different strategic transactions to enhance stockholder value and, in particular, given the rise in the valuation of senior living real estate assets, transactions that would involve the sale of all or substantially all of Sunrise's real estate assets. During this period, management informed the Sunrise board of such discussions and the Sunrise board asked members of Sunrise's management to continue its analysis of such potential strategic alternatives and to contact several private equity firms and companies in the senior living and real estate industries to determine whether they would be interested in exploring potential strategic transactions.

        During the end of 2011 and the beginning of 2012, Sunrise's management continued to work with its advisors to determine how to structure different possible transactions, including a sale of Sunrise's real estate business, a sale of its management business and a sale of the whole company and to analyze the legal, financial, tax and accounting implications of each type of transaction as well as the potential difficulties of implementing each type of transaction. In parallel, and to permit Sunrise to commence discussions with potentially interested third parties, Sunrise entered into (or amended previously executed) confidentiality agreements with five potentially interested parties, including Health Care REIT, which executed a confidentiality agreement with Sunrise on January 10, 2012. Sunrise management, in consultation with its financial advisors, identified these parties as potentially interested because they are prominent firms in Sunrise's industry. The confidentiality agreements with these parties generally contained standstill provisions with terms of one year from the date of the agreement, except for the confidentiality agreement with Health Care REIT, which was subsequently supplemented on February 13, 2012 to include a standstill provision.

        At a regularly scheduled meeting of the Sunrise board on February 29, 2012, Sunrise's management and advisors reviewed with the board potential strategic alternatives for Sunrise, including the different possible transaction structures, a potential timeline if Sunrise were to pursue such transactions, and potential third parties that Sunrise's management, in consultation with its financial advisors, believed might be interested in engaging in such transactions with the company. Following such presentation, the Sunrise board reiterated its instructions to Sunrise's senior management and advisors to continue discussions with third parties that might be interested in engaging in a potential transaction. The Sunrise board also determined to engage KeyBanc Capital Markets Inc. as an additional financial advisor in connection with its exploration of a potential transaction.

        During the course of March and April 2012, Sunrise's management and advisors collected and organized due diligence materials to be made available to potentially interested parties and continued

their analyses of different possible strategic transaction structures, which included a sale of some of Sunrise's real estate assets, a sale of substantially all of Sunrise's real estate assets or a sale of both Sunrise's real estate business and management business (either in the form of a whole-company transaction or in the form of two separate transactions).

        At the end of March 2012, Sunrise's management and advisors provided the Sunrise board with an update on the process and their analyses of the different transaction structures.

        At a regularly scheduled telephonic meeting of the Sunrise board on April 20, 2012, the Sunrise board received another update from Sunrise's management and advisors on the preparation of the strategic transaction process and an updated presentation of the different possible transaction structures, including a sale of Sunrise's real estate business or a sale of the whole company, either to a single acquirer or to an acquirer of the real estate business and an acquirer of the management business, collaborating in a joint acquisition of the whole company. With respect to a sale of the whole company to multiple acquirers, the Sunrise board agreed that potential acquirers of the real estate business and the management business would potentially need to be strategically paired and allowed to engage in discussions, as determined by Sunrise's management in consultation with its advisors, in order to maximize the overall consideration to be paid for the whole company and the likelihood of consummation of such a transaction.

        At the end of April 2012 and during the course of May 2012, Sunrise entered into four additional confidentiality agreements with private equity firms, a provider of on-site services and companies in the senior living and real estate industries identified by Sunrise's management, in consultation with its financial advisors, as potentially interested based on their financial position, interest and reputation in the industry. The confidentiality agreements entered into by Sunrise throughout the process generally restricted the parties to those agreements from engaging in discussions with any other party without Sunrise's prior consent and contained standstill provisions with terms of one year from the date of the agreement. Because some parties were primarily interested in Sunrise's real estate business and others were primarily interested in Sunrise's management business, Sunrise granted permission from time to time to certain parties primarily interested in one business to engage in discussions with certain parties primarily interested in the other business so that they could explore the possibility of a combined acquisition of the whole company.

        Starting on April 20, 2012 and during the course of May 2012, Sunrise granted each of the parties that had executed a confidentiality agreement access to an electronic data room that contained information relating to Sunrise and its businesses. During the period between April 20, 2012 and the end of June 2012, Sunrise and its advisors worked with these parties to provide responses to their due diligence inquiries and updated information in the electronic data room.

        At a regularly scheduled telephonic meeting of the Sunrise board on June 5, 2012, the board received an update from Sunrise's management and advisors on the strategic transaction process, the parties participating in the process, the collaborations among those parties authorized by Sunrise's management and the contemplated timeline for a possible transaction. The Sunrise board decided that "first-round bid process letters" would be sent to parties that had executed a confidentiality agreement, and that such letters would request preliminary bids by the end of June.

        Between June 7 and June 13, 2012, three forms of the first-round bid process letters were sent on behalf of Sunrise to the parties that entered into confidentiality agreements with Sunrise: one form was sent to those parties (including Health Care REIT) that had expressed an interest in acquiring Sunrise's real estate business; one form was sent to those parties that had expressed an interest in acquiring Sunrise's management business; and one form was sent to those parties that had expressed an interest in acquiring the whole company. The process letters sent to those that had expressed an interest in acquiring one business of Sunrise stated that the potential purchasers should assume that the other business would continue to operate in substantially the same manner after a transaction, but noted that the potential purchasers could propose alternative transaction structures in their bids.

        Between June 21, 2012 and June 25, 2012, Sunrise received preliminary indications of interest from eight parties. The indications of interest included bids for the real estate business, the management business and the whole company, and some potential purchasers provided alternative transaction structures in which they expressed an interest in either (1) acquiring one business from Sunrise or (2) in the alternative, acquiring the whole company (with the potential purchaser teaming up with a third-party that would acquire the other Sunrise business in connection with the whole-company transaction).

        Health Care REIT's indication of interest, which was dated June 21, 2012, provided that Health Care REIT would be interested in purchasing the real estate business for $601 million (or $905 million if Sunrise were to acquire, at a particular price, the equity interests of its joint ventures held by one of its major joint venture partners). In its letter, Health Care REIT indicated that the acquisition of the real estate business would be structured as an acquisition of an entity holding the real estate business, after a taxable sale or spin-off of Sunrise's management business, and that Health Care REIT assumed it would not be responsible for any taxes related to such taxable event. Health Care REIT further indicated that, although the form of first round bid process letter that it had received did not invite indications of interest to purchase the entire company, Health Care REIT's preference would be to commence discussions with potential operating partner(s) so that Health Care REIT, together with such operating partner(s), could acquire the entire company. Health Care REIT indicated that, based upon the information that it had been provided, and subject to satisfactory completion of discussions with a potential operating partner and other due diligence, Health Care REIT (together with its preferred operating partner(s)) would pay $14.00 per share in cash for all of Sunrise's outstanding capital stock.

        Sunrise received two other indications of interest for the acquisition of the entire company. Company A, a real estate investment company, submitted an indication of interest on June 21, 2012 for the acquisition of all of Sunrise's outstanding capital stock for a price in the range of $8.50 to $9.50 per share in cash, based upon the assumption that Sunrise would acquire the equity interests in certain of its joint ventures for no more than $600 million on terms acceptable to Company A. The letter provided that, immediately prior to or concurrently with the acquisition, Sunrise's management business would be sold to a third party or otherwise separated from Sunrise's real estate business, as determined by Company A.

        Company X, a senior living operator, also submitted an indication of interest on June 21, 2012 for the acquisition of the entire company. In its indication of interest, Company X indicated that it would acquire all of Sunrise's outstanding capital stock for a price between $8 and $10 per share, payable in cash and/or stock, subject to Company X's review and analysis of Sunrise's books and records and the results of due diligence. Company X indicated that it could elect to undertake the acquisition in conjunction with a large real estate investment trust (which would acquire Sunrise's real estate business) and that the per share price was subject to certain assumptions relating to the amount of certain liabilities and expenses to be paid by Sunrise prior to the closing of a transaction. As an alternative to an acquisition of Sunrise as a whole, Company X indicated that it was interested in acquiring Sunrise's management business for approximately $293 million, payable in cash and/or stock, with the final price subject to adjustment following diligence and subject to certain assumptions relating to the amount of certain liabilities and expenses to be paid by Sunrise prior to the closing of a transaction.

        Sunrise also received an indication of interest from Company B, a real estate investment company, for the acquisition of the real estate business for $450 million. The purchase price assumed that the real estate business would include the equity interests in certain specified entities and that the assets of the real estate business would continue to be managed by the management business in substantially the same manner as they historically had been managed.

        Sunrise received four additional indications of interest, one from a senior living operator, one from a provider of on-site services and two from private equity firms. Each of these indications of interest related to the management business:

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  Company Y, a senior living operator, submitted an indication of interest on June 22, 2012 to acquire the management business for a purchase price between $175 million and $275 million. Company Y indicated that it anticipated paying for the purchase price in cash, but might consider purchasing the management business for Company Y common stock or a combination of cash and stock. Company Y further indicated that it was in active discussions with Company A and had recently begun discussions with Health Care REIT (as previously authorized by Sunrise), and that Company Y was confident that it could reach mutually acceptable arrangements with either of those companies or any other person that would acquire the real estate business.

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  Company Z, a provider of on-site services, submitted an indication of interest on June 19, 2012 and revised on June 24, 2012 to manage Sunrise's unit level resident operations and invest in Sunrise $100 to $125 million, plus the proceeds of sale of land and closed communities (less mutually agreed upon fees) in cash, letters of credit or other financial support per terms mutually agreed upon by the parties. Company Z indicated that it would have the right to receive all cash receipts realized from the operations of these facilities and be responsible for their operating expenses. Company Z further indicated that all termination costs and historical liabilities would be borne by Sunrise and that the agreement would be made for an initial term of 50 years.

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  Firm M, a private equity firm, submitted an indication of interest on June 21, 2012 to acquire Sunrise's management business for a purchase price of between $290 and $340 million in cash. Firm M indicated that the purchase price assumed that the management business would be delivered with normalized working capital required to operate the business, $40 million of unrestricted cash and certain other amounts of restricted cash and other assets and liabilities, including certain land and closed communities assumed to be worth approximately $50 million. Firm M noted in its indication of interest that it had been in discussions with Company A about a partnership to acquire the entire company (as previously authorized by Sunrise), and that it believed it could in short order finalize the terms of a partnership with Company A and deliver to Sunrise a joint whole company bid.

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  Firms N and O, two private equity firms who were the only parties to receive bid process letters for the acquisition of the whole company, submitted a joint letter on June 25, 2012 indicating a potential interest in acquiring the management business only, but that they were not prepared to provide an indication of value at such time.

        On June 25, 2012, the Sunrise board held a telephonic meeting to receive an update from Sunrise's management and advisors on the strategic process and to review the preliminary indications of interests that Sunrise had received. The Sunrise board reviewed and discussed with Sunrise's senior management and advisors each bid individually, the type of transaction and valuation represented by the proposals, as well as the conditions and assumptions underlying the proposals. Sunrise's senior management and advisors also reviewed with the Sunrise board the information they had learned about various bidders during the process, and discussed with the Sunrise board the respective strengths and weaknesses of the bids received.

        At the board meeting, Sunrise's senior management and advisors noted that, of the three parties that were interested in acquiring Sunrise's real estate business, two parties (Health Care REIT and Company A) were interested in pursuing the transaction as part of a whole-company transaction, in which the purchaser would work with a third party that would acquire Sunrise's management business in conjunction with the whole-company transaction. Sunrise's senior management noted that the other potential purchaser of the real estate business (Company B) had not expressed an interest in pursuing a whole-company transaction, and such potential purchaser's bid for the real estate business was relatively low compared to the other bids. Moreover, Sunrise's senior management and advisors noted

that there would be additional execution risk if Sunrise were to sell only its real estate business and keep the management business as an independent publicly traded company, including that, for a company of that size, the overhead cost of operating as a standalone, public company would be relatively high compared to its revenue. At the board meeting, Sunrise's senior management and advisors further noted that each of the parties that submitted indications of interest to acquire the management business was interested in doing so in conjunction with a purchaser of the real estate business.

        Based on the indications of interest received and the analysis of the value and risks associated with the transaction structures, the Sunrise board determined that Sunrise management and its advisors should continue discussions with Health Care REIT and Company A regarding a transaction, and permit each of them to have discussions with those companies that were interested in acquiring Sunrise's management business, at such time and with such companies as directed by Sunrise management in consultation with its advisors. The Sunrise board also authorized Sunrise's management and advisors to continue to have discussions with any other party participating in the process, and authorized Sunrise's management to permit such parties to partner with each other, to the extent that Sunrise management believed such actions would facilitate participation in a transaction that would maximize value for the Sunrise stockholders. The Sunrise board then discussed the next steps for the strategic process.

        On June 30, 2012, Company Y informed representatives of Goldman Sachs that it was revising the purchase price set forth in its indication of interest to acquire the management business to between $250 million and $325 million. Company Y's original bid of between $175 million and $275 million was based on certain assumptions that were not valid, including that the management company would assume Sunrise's convertible notes. Company Y revised its bid based on the assumptions communicated to the bidders for Sunrise's management business.

        In early July 2012, Sunrise's senior management and advisors instructed all bidders to cease the discussions that they previously had been authorized to have with other bidders. Based on the recommendation of Sunrise's management, in consultation with its financial advisors, Health Care REIT was instructed that it could engage in discussions with Company X and Company Y in order to present a joint bid to acquire the whole company. Based on the recommendation of Sunrise's management, in consultation with its financial advisors, Company A was instructed that it could engage in discussions with Firm M in order to present a joint bid to acquire the whole company. Health Care REIT and Company A were informed that a draft merger agreement would be posted in the electronic data room before the end of July 2012, and that final bids, with a mark-up of the draft merger agreement, would be requested shortly thereafter.

        Throughout July 2012, Sunrise's senior management and its advisors continued working with each bidder, providing answers to their due diligence inquiries, updating information in the electronic data room and helping each of them refine their valuation of Sunrise and its businesses. Between July 9 and July 18, 2012, Sunrise's senior management held due diligence sessions with the bidders that requested such sessions, including each of Health Care REIT and Company A.

        On July 15, 2012, Sunrise received a joint indication of interest from Firms N and O to acquire Sunrise's management business. Firms N and O, which had previously provided Sunrise with a joint indication of interest on June 25, 2012, but had not included any purchase price, clarified that they were interested in acquiring the management business for a purchase price of between $325 million and $350 million, on a debt-free and liability-free basis, assuming adequate level of cash and working capital to support the ongoing operations of the management business. The bid was further based on assumptions of continuing operating expenses that would have to be verified in due diligence, and that certain management agreements would be terminated. Sunrise's senior management and advisors clarified with Firms N and O that the price outlined in their indication of interest was based on the assumptions outlined in their letter. After receiving such confirmation, Sunrise's senior management and advisors noted that the price set forth in the joint indication of interest for the management business was significantly lower than the prices set forth in the indications of interest provided by the other parties interested in the management business.

        On July 31, 2012, a final bid process letter was sent on behalf of Sunrise to Health Care REIT and Company A, requesting that they provide a final bid to Sunrise, along with a mark-up to the draft merger agreement provided by Sunrise to the bidders and posted to the data room. The bid process letter requested bids by no later than August 6, 2012.

        At the end of July 2012, Firm M informed Sunrise management and its advisors that Firm M and Company A were unable to agree on the basis upon which they would partner and asked to be allowed to speak with other potential partners.

        In early August 2012, after each of Company X and Company Y conducted further due diligence on the management agreements of Sunrise, both Company X and Company Y informed Sunrise and Health Care REIT that they were no longer interested in acquiring Sunrise's management business as part of a joint bid with Health Care REIT for the whole company. Shortly thereafter, Sunrise authorized Health Care REIT to engage in discussions with Firm M to determine whether Health Care REIT and Firm M would be interested in working together to present a bid to acquire the whole company.

        On August 6, 2012, Sunrise received non-binding proposals to acquire the entire company from Health Care REIT and Company A. Health Care REIT proposed to acquire the whole company for $13.50 per share in cash. The transaction would be structured as, first, a reorganization in which Sunrise separated its management business from its real estate business (so that the management business could be sold to a third party designated by Health Care REIT), and, second, a merger in which Sunrise stockholders would receive $13.50 per share in cash. Health Care REIT also proposed an alternative transaction in which it would acquire Sunrise's real estate business on a stand-alone basis for $815 million in cash, with Sunrise either retaining or selling its management business. Health Care REIT's proposal was subject to completion of due diligence, a 30-day exclusivity period and final approval by the board of directors of Health Care REIT. In addition, Health Care REIT indicated that, prior to executing a definitive agreement with Sunrise, it would need to finalize terms with an operating partner that would acquire the management business, and that Health Care REIT currently anticipated working with Firm M to acquire the management business concurrently with Health Care REIT's acquisition of Sunrise. Along with its proposal, Health Care REIT provided Sunrise with a markup of the proposed merger agreement that had been posted to the data room.

        Later that day, Sunrise also received from Company A a proposal to acquire the whole company. The proposed purchase price was between $10.00 and $10.50 per share in cash. The proposal contemplated the same transaction structure as that set forth by Health Care REIT in its bid. Company A's proposal was subject to completion of due diligence, a 30-day exclusivity period and final approval by the board of directors of Company A. Company A further indicated that it would need to discuss potential third-party consents and structuring options with Sunrise prior to executing a definitive agreement. Company A's bid did not include a mark-up of the merger agreement that had been posted to the data room.

        On August 8, 2012, the Sunrise board held a telephonic meeting to receive an update from Sunrise's management and advisors on the strategic process and to review the bids that were submitted by Health Care REIT and Company A.

        Following the meeting, on the same day, members of Sunrise's senior management discussed with members of Health Care REIT's senior management the timing of a potential transaction and conveyed to them that Sunrise could not agree to an exclusivity period because Sunrise was conducting a competitive transaction process. Members of Sunrise's senior management conveyed the same message to members of Company A's senior management, indicating, in addition, that Company A's bid would need to be increased to be competitive.

        On August 9, 2012, Sunrise's senior management and its advisors discussed with Health Care REIT's senior management and its advisors the key contractual issues raised by Health Care REIT's mark-up of the merger agreement, including that the mark-up included a closing condition that the parties receive certain unidentified third-party consents and state regulatory approvals and could be interpreted to require the sale of the management business as a closing condition, and that the mark-up provided for a termination fee equal to 5% of the transaction's equity value. Sunrise and its advisors emphasized to Health Care REIT and its advisors that the merger agreement needed to have fewer closing conditions (including no condition tied to the receipt of third-party consents or state regulatory approvals or the completion of the sale of the management business), and needed to have a lower termination fee.

        On August 10, 2012, senior management of Sunrise contacted senior management of Company A to inquire about its intentions to provide a mark-up of the proposed merger agreement, emphasizing that Sunrise needed better clarity from Company A about any conditions to the closing of the merger and stating that Sunrise would not view it as favorable if there were conditions tied to the receipt of third-party consents or the consummation of certain transactions with joint venture partners. During the conversation, Company A requested permission to engage in discussions with Company X about a transaction in which Company X would acquire Sunrise's management business concurrently with Company A's acquisition of the entire company.

        On August 11, 2012, in response to Health Care REIT's markup of the draft merger agreement, Sunrise and its legal advisors sent a revised draft of the merger agreement to Health Care REIT and its legal advisors.

        On August 12, 2012, Sunrise authorized Company A and Company X to engage in discussions regarding a potential joint acquisition of the company.

        On August 13, 2012, at the request of Company A, Sunrise held an additional due diligence session with Company A and its advisors.

        On August 14, 2012, Sunrise, Health Care REIT and their respective legal advisors discussed the latest draft of the merger agreement. Health Care REIT and its legal advisors agreed that the consummation of the merger would not be conditioned upon a sale of the management business, but requested that the transaction would be conditioned upon the receipt of certain state regulatory approvals, as well as antitrust approval for the sale of the management business to a third party. In addition, Health Care REIT stated that it would not include a condition relating to the receipt of third-party consents, but only if (1) Health Care REIT received comfort on the pending discussions between Sunrise and certain of its joint venture partners about the acquisition or sale of equity interests in those joint ventures; (2) the minimum period of time between signing and closing would be six months; and (3) Health Care REIT had a right to delay the closing beyond this six-month date on three occasions for up to three months on each occasion (so that closing could occur as late as 15 months after signing) in order for Health Care REIT to complete the sale of Sunrise's management business, obtain specified third-party consents and obtain material state regulatory approvals. Health Care REIT continued to request a termination fee equal to 5% of the transaction's equity value and raised a number of other contractual issues. Representatives of Sunrise reiterated that Sunrise needed a greater level of certainty of closing and a shorter time to closing, as well as a lower termination fee.

        On August 15, 2012, representatives of Sunrise and Health Care REIT held further discussions relating to antitrust and regulatory issues.

        In the morning of August 16, 2012, Sunrise's senior management discussed with Health Care REIT's senior management the key business issues raised by Sunrise's revised draft of the merger agreement, including conditions to closing set forth in the merger agreement, Sunrise's ongoing discussions with certain joint venture partners and Sunrise's need for flexibility to operate between signing and closing.

        On August 16, 2012, the Company received from Company A a mark-up of the draft merger agreement initially distributed to all bidders. After reviewing the merger agreement, Sunrise's management and advisors determined that the mark-up presented a number of important issues, including a condition to closing tied to transactions relating to the sale or spin-off of Sunrise's management business, the sale and acquisition of equity interests in certain of Sunrise's joint ventures on specified terms, the resolution of certain issues with Sunrise's lenders, the absence of certain litigation relating to the merger and the receipt of regulatory approvals. The mark-up also provided Company A with a discretionary right to extend the closing up to one year from the date of the merger agreement and included a termination fee equal to the sum of 2.5% of the transaction's enterprise value of Sunrise (as opposed to the transaction's equity value), plus Company A's expenses.

        Later that day, Sunrise also received from Health Care REIT a revised draft of the merger agreement. In the revised draft, Health Care REIT accepted Sunrise's position that the consummation of the merger would not be conditioned on the receipt of state regulatory approvals, antitrust approval for the sale of the management business or finalization of discussions relating to the acquisition and sale of equity interests in certain of Sunrise's joint venture partners, including its joint ventures with HVP Sun Investor LLC and HVP Sun Investor II, LLC (which we refer to together as "HVP") and Morgan Stanley Real Funds (which we refer to as "MSREF"). However, Health Care REIT continued to propose that there would be a minimum period of six months between signing and closing, and Health Care REIT would have the right to extend the closing date for up to three three-month periods (so that closing could be delayed until 15 months after signing) in order for Health Care REIT to complete the sale of Sunrise's management business and to obtain material state regulatory approvals (although Health Care REIT deleted its previous request to be able to extend the closing to receive third-party consents). In addition, Health Care REIT continued to request a termination fee equal to 5% of the transaction's equity value.

        On August 17, 2012, Sunrise and its legal advisors sent to Company A and its legal advisors a revised draft of the merger agreement that generally reflected Sunrise's current positions with Health Care REIT, including that there be no closing condition tied to the sale or spin-off of Sunrise's management business, the acquisition or sale of Sunrise's equity interests in certain of its joint ventures (including its joint ventures with HVP and MSREF) or the receipt of state regulatory approvals. The revised draft of the merger agreement provided that there would be a minimum of three months between signing and closing, but no right for Company A to extend the closing beyond the date that Company A would otherwise be obligated to close. In addition, the revised draft of the merger agreement provided for a termination fee equal to 3.25% of the transaction's equity value.

        That day, an affiliate of KeyBanc also provided Sunrise with an initial term sheet for a loan to finance Sunrise's contemplated acquisition of the equity interests not already owned by Sunrise in Sunrise's joint ventures with HVP, in case Sunrise wanted to borrow money from KeyBanc instead of the potential purchaser of Sunrise.

        On August 18, 2012, Sunrise's legal advisors held discussions with Company A's legal advisors regarding certain key contractual issues in the merger agreement, including closing conditions, the ability to delay the closing, the size of the termination fee and other covenants and representations set forth in the merger agreement.

        Later that day, Sunrise's legal advisors sent a revised draft of the merger agreement to Health Care REIT. In the draft agreement, Sunrise proposed that there would be a minimum of three months between signing and closing (as opposed to a minimum of six months requested by Health Care REIT), and that Health Care REIT could delay the closing up to 10 months (as opposed to 15 months, as requested by Health Care REIT) from the date of the merger agreement in order to complete the sale of Sunrise's management business and obtain material state approvals. If, however, Health Care REIT were to extend the closing so that it occurred after six months from the date of the merger agreement, the consideration per share to be paid to Sunrise stockholders would be increased for each day between the six-month anniversary of the date of the merger agreement until the closing of the merger. The draft merger agreement did not specify the amount of the increase in consideration per day and left blank the size of the termination fee.

        On August 19, 2012, Sunrise and its advisors discussed with Health Care REIT and its advisors key issues relating to the closing timeline, the right of Health Care REIT to extend the closing of the merger to complete the sale of the management business or obtain certain material state regulatory approvals, the payment by Health Care REIT of an increased consideration in the event the closing is extended beyond six months following the date of the merger agreement and the circumstances under which Sunrise would have to pay a termination fee to Health Care REIT.

        In the evening of August 19, 2012, Sunrise and its advisors discussed with Company A and its advisors the provisions of the merger agreement governing the conduct of Sunrise's business between signing of the merger agreement and closing of the transaction.

        In the morning of August 20, 2012, Sunrise's senior management informed both Health Care REIT and Company A of its significant progress in negotiating a stock purchase agreement to acquire the equity interests in its joint ventures with HVP and MSREF and discussed terms on which Health Care REIT and Company A could provide Sunrise with financing to enable Sunrise to consummate such acquisitions.

        Also, during the morning of August 20, 2012, an affiliate of KeyBanc provided Sunrise with a revised draft term sheet for a loan to finance Sunrise's contemplated acquisition of the equity interests not already owned by Sunrise in Sunrise's joint ventures with HVP, in case Sunrise wanted to borrow money from KeyBanc instead of the potential purchaser of Sunrise. In the afternoon of August 20, 2012, Sunrise received from Health Care REIT a revised draft of the merger agreement and a draft term sheet for a loan in connection with Sunrise's contemplated acquisition of the equity interests in its joint ventures with HVP and MSREF. Health Care REIT's draft of the merger agreement continued to propose that the minimum period of time between signing and closing would be six months, and that Health Care REIT would have the right to delay the closing date for up to three separate three-month periods (so that closing could be delayed until 15 months after signing) in order for Health Care REIT to complete the sale of Sunrise's management business and to obtain material state regulatory approvals. In the draft merger agreement, Health Care REIT accepted the concept that the transaction consideration would be increased by an amount to be specified in the merger agreement for each day that the closing was delayed after a specified date, but provided that such increase in the transaction consideration would commence on the nine-month anniversary of the date of the merger agreement (as opposed to the six-month anniversary of the date of the merger agreement). The amount of increase per day was not specified. The revised merger agreement also provided for a termination fee of $50 million. Sunrise's senior management was also informed orally that Health Care REIT revised its proposal to acquire the whole company to $13.00 per share in cash. Health Care REIT's draft term sheet for the loan provided a binding commitment to make a $230 million loan to Sunrise to fund Sunrise's contemplated acquisition of the equity interests not already owned by Sunrise in Sunrise's joint ventures with HVP and MSREF. The draft term sheet also included a conversion feature that allowed Health Care REIT to convert the $230 million loan into a 100% equity interest in the HVP and MSREF joint ventures at any time prior to the loan's December 31, 2013 maturity date.

        In the early evening of August 20, 2012, Company A sent to Sunrise a revised merger agreement, which specified that Company A's revised bid to acquire the whole company was for $13.00 per share in cash. In the revised draft of the merger agreement, Company A proposed that there would be a minimum of six months between signing and closing, and that Company A would have the right to delay the closing up to one year from the date of the merger agreement. Company A proposed that the termination fee would equal $40 million plus Company A's out-of-pocket fees and expenses (including legal and advisory fees). The revised draft of the merger agreement provided that Company A would provide a commitment to Sunrise to finance the acquisition by Sunrise of the equity interests of certain of its joint venture partners and required that Sunrise use efforts to effect such acquisitions (as well as the sale of other equity interests in certain of Sunrise's joint ventures) in accordance with certain terms specified in the draft merger agreement. The revised draft merger agreement also inserted a number of additional circumstances in which Sunrise would be obligated to pay a termination fee to Company A.

        In the evening of August 20, 2012, the Sunrise board met with Sunrise's senior management and advisors and received an update on the status of the negotiations and the issues presented by each bid. Following the meeting, the chief executive officer of Sunrise informed the chief executive officer of each of Health Care REIT and Company A that they would need to increase their purchase price in order for their bid to succeed.

        Later that afternoon and evening, Sunrise, Health Care REIT and their respective advisors continued to discuss the material terms for the bridge financing commitment and exchanged revised drafts of the bridge financing commitment for such loan. The revised drafts of the bridge financing commitment reflected an increased maximum loan amount of approximately $467 million and continued to include the conversion feature discussed above that allowed Health Care REIT to convert its loan into a 100% equity interest in the HVP and MSREF joint ventures at any time prior to the loan's December 31, 2013 maturity date. At approximately midnight that evening, Sunrise sent to Company A a proposed term sheet for a similar bridge financing commitment that Company A would make to Sunrise in connection with the execution of a merger agreement. In this proposed term sheet, Sunrise requested that Company A make the bridge financing commitment without the conversion feature that Health Care REIT included in its bridge financing commitment.

        In the early morning of August 21, 2012, Sunrise and its legal advisors sent a revised draft of the merger agreement to both Company A and Health Care REIT and their respective legal advisors. In both drafts, Sunrise proposed that there would be a minimum of three months between signing and closing, and that the buyer would have the right to delay the closing up to the nine-month anniversary of the date of the merger agreement. The revised drafts also provided that the termination fee would be equal to $40 million.

        Later in the morning of August 21, 2012, the chief executive officer of Sunrise had separate conversations with the chief executive officer of Health Care REIT and the chief executive officer of Company A. The chief executive officer of Health Care REIT informed him that Health Care REIT had increased its proposed purchase price to $13.25 per share in cash. The chief executive officer of Company A indicated to him a willingness to increase the purchase price above $13.00 per share in cash, but did not specify a precise amount.

        That same morning, Company A sent a revised draft of the term sheet for the proposed bridge financing to Sunrise. In the revised draft, Company A agreed to provide Sunrise's request of approximately $467 million in bridge financing without any conversion feature. Company A's proposed term sheet, however, included additional conditions precedent to the initial funding of the bridge loans that were not included in Health Care REIT's bridge term sheet. In light of Company A's willingness to provide the bridge financing commitment in the absence of a conversion feature, later that morning, Sunrise further discussed the conversion feature with Health Care REIT, and Health Care REIT agreed to remove the conversion feature from its bridge financing commitment.

        That same day, on August 21, 2012, the Sunrise board held a meeting from approximately 9:00 a.m. to 1:00 p.m. at the offices of Wachtell Lipton. Representatives of Sunrise's senior management and advisors updated the Sunrise board on the status of the bids received by Health Care REIT and Company A. Representatives of Wachtell Lipton also gave a summary of the issues outstanding in the then-current drafts of the merger agreements, including the conditions to closing, the timing of the closing and the buyer's right to delay the closing, the consequences of the delay of the closing, the size of the termination fee and the circumstances in which a termination fee would be paid, as well as a summary of the issues outstanding in the then-current drafts of the term sheet for the bridge financing commitments. Representatives of Wachtell Lipton reviewed with the Sunrise board its fiduciary duties in the context of such a transaction. After these presentations, the Sunrise board discussed at length the merits of each proposal, including in light of the extensive strategic process engaged in by Sunrise to seek potential acquirers. At the conclusion of the discussion, the Sunrise board instructed Sunrise's senior management and its advisors to continue to engage in discussions with Health Care REIT and Company A and to determine whether they could increase their price and improve the terms of their bid.

        In the morning of August 21, 2012, Sunrise's management and its advisors informed Company A and its advisors that, similar to what had been discussed with Health Care REIT, Sunrise proposed that, in the event that the closing was delayed beyond the six-month anniversary of the date of the merger agreement because Company A exercised its right to delay the closing to complete the sale of the management business or to receive state regulatory approvals, the transaction consideration paid to Sunrise stockholders would be increased on a daily basis starting from the six-month anniversary of the date of the merger agreement. At approximately noon, Sunrise's legal advisors sent to Company A's legal advisors a revised draft of the merger agreement to reflect such change. Around the same time, Sunrise's legal advisors received a revised draft of the merger agreement from Company A's legal advisors in which Company A proposed that the termination fee would be equal to $40 million plus reimbursement of Company A's expenses up to $10 million. The draft agreement from Company A also continued to propose a minimum of six months between signing and closing, with the right of Company A to delay the closing up to one year from the date of the merger agreement.

        In mid-afternoon that day, Sunrise, Health Care REIT and their respective advisors discussed some of the outstanding issues in the merger agreement. As part of those discussions, Health Care REIT agreed that the minimum time between signing and closing would be reduced from six months to three months, and that Health Care REIT would have a right to delay the closing up to the one-year anniversary of the date of the merger agreement (as opposed to the 15-month anniversary of the date of the merger agreement). Sunrise informed Health Care REIT that it would need to increase its price. Moreover, Sunrise informed Health Care REIT that it expected that, in the event that Health Care REIT exercised its right to delay the closing beyond the six-month anniversary of the date of the merger agreement, the consideration would need to increase by $50 million per quarter in the aggregate (which was approximately $0.007621 per share per day).

        Later that afternoon, Company A's legal advisors sent a revised draft of the merger agreement and a revised draft of the bridge financing term sheet to Sunrise's legal advisors. In the merger agreement draft, Company A accepted the concept that the transaction consideration would be increased for each day that the closing was delayed beyond the six-month anniversary of the date of the merger agreement as a result of the exercise of Company A's delay right, and provided that this increase would be equal to $0.0023 per share per day. Company A's draft of the merger agreement continued to provide that there would be a minimum of six months between the date of the merger agreement and the closing of the merger, and that Company A had a right to delay the closing up to one year from the date of the merger agreement. The revised draft also continued to provide that the termination fee would equal $40 million plus Company A's expenses up to $10 million. The revised draft of the bridge financing term sheet continued to include a number of conditions precedent to the initial funding of the bridge loans that were not included in Health Care REIT's bridge term sheet.

        That same afternoon, senior management of Sunrise and Health Care REIT discussed the primary issues remaining in the draft merger agreement, including the transaction consideration, the amount of increase in the consideration for a delay in the closing beyond the six-month anniversary of the date of the merger agreement as a result of Health Care REIT's exercise of its delay right, and the size of the termination fee. As part of those discussions, Health Care REIT proposed to increase the transaction consideration to $13.75 per share in cash, agreed that the transaction consideration would be increased by $0.007621 per share per day from the six-month anniversary of the date of the merger agreement until the closing date (or approximately $50 million per quarter in the aggregate) in the event that Health Care REIT exercised its right to delay the closing beyond the six-month anniversary of the date of the merger agreement, and agreed to reduce the termination fee from $50 million to $40 million.

        Following such discussion, Sunrise's senior management and its advisors conveyed to Company A's senior management and its advisors that:

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  Company A's proposal would need to be increased to an amount in excess of $13.75 per share;

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  The transaction consideration would need to increase by $50 million per quarter in the aggregate (or approximately $0.007621 per share per day from the six-month anniversary of the date of the merger agreement until the closing date) if Company A exercised its right to delay the closing beyond the six-month anniversary of the date of the merger agreement, as opposed to Company A's proposal of $0.0023 in cash per day; and

  •
  A termination fee equal to $40 million (as opposed to equal to $40 million plus Company A's expenses) would be competitive.

        Following such discussion, Company A communicated revised terms to Sunrise later that afternoon, including that the termination fee would equal $40 million and the transaction consideration would be increased by $0.00307 per share for each day from the six-month anniversary of the date of the merger agreement until the closing date if Company A exercised its right to delay the closing. Company A's senior management indicated it had to check and get back to Sunrise's senior management on how much it would be willing to increase the proposed transaction consideration.

        Later that afternoon, the chief executive officer of Company A asked the chief executive officer of Sunrise whether Company A's bid would immediately be accepted and declared as the winning bid if Company A were to (1) increase the transaction consideration to $14.25 per share and (2) provide that the transaction consideration would increase by $50 million per quarter in the aggregate (or approximately $0.007621 per share per day) from the six-month anniversary of the date of the merger agreement until the closing date if Company A exercised its right to delay the closing beyond the six-month anniversary of the date of the merger agreement. The chief executive officer of Sunrise responded that such a bid would be compelling. The chief executive officer of Company A indicated that another call would be made to the chief executive officer of Sunrise.

        The chief executive officer of Sunrise subsequently contacted the chief executive officer of Health Care REIT to advise that, based on the most recent conversation with the chief executive officer of Company A, the chief executive officer of Sunrise believed that a bid of at least $14.50 per share would be necessary in order to win the auction. Shortly thereafter, the chief executive officer of Health Care REIT informed the chief executive officer of Sunrise that Health Care REIT would be willing to increase the consideration to be paid to Sunrise stockholders to $14.50 per share.

        The chief executive officer of Sunrise then contacted the chief executive officer of Company A and stated that Company A's price would have to be in excess of $14.50 per share to be the leading bid. The chief executive officer of Company A responded that Company A was withdrawing from the process. The chief executive officer of Sunrise then contacted the chief executive officer of Health Care REIT, and the parties agreed to proceed on the basis of $14.50 per share.

        Immediately following such conversation, the Sunrise board of directors held another meeting to receive an update on the process and to consider whether to approve the transactions being proposed by Health Care REIT. Members of Sunrise's senior management and financial advisors reviewed with the Sunrise board the events that transpired since the last meeting of the Sunrise board earlier that same day. Representatives of Wachtell Lipton also discussed the terms of the final merger agreement with Health Care REIT and the terms of the final binding term sheet pursuant to which Health Care REIT committed to provide approximately $467 million in term financing to Sunrise to enable Sunrise to consummate the acquisition of equity interests in Sunrise's joint ventures with HVP and MSREF. Representatives of Goldman Sachs then delivered Goldman Sachs' opinion to the Sunrise board of directors that, as of August 21, 2012 and based upon and subject to the factors and assumptions set forth in its opinion, the $14.50 per share of Sunrise's common stock in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of outstanding shares of Sunrise common stock pursuant to the merger agreement was fair from a financial point of view to such holders. After discussion of the terms of the merger agreement, consideration of the relevant issues, including the status of other bids and the financial aspects of the proposed transaction, the Sunrise board approved the execution of the merger agreement and the $467 million financing commitment with Health Care REIT, and resolved to recommend to Sunrise stockholders that they vote in favor of the adoption of the merger agreement.

        On the morning of August 22, 2012, Sunrise and Health Care REIT announced that they had entered into a definitive merger agreement.

Reasons for the Merger; Recommendation of the Sunrise Board

        In evaluating the merger agreement and the transactions contemplated by it, the Sunrise board of directors met on several occasions with and received advice from Sunrise's management and financial and legal advisors. In reaching its decision to approve and enter into the proposed merger agreement and recommend that Sunrise stockholders vote "FOR" the adoption of the merger agreement, the Sunrise board considered a number of factors, including the following factors that the Sunrise board viewed as generally supporting its decision:

  •
  the fact that the transaction consideration (not taking into account any potential increase in the transaction consideration resulting from Health Care REIT's exercise of its right to delay the closing for certain reasons) represented a substantial premium to recent market prices of Sunrise common stock, including:

  •
  a 62.4% premium over the closing price on the NYSE of Sunrise common stock on August 21, 2012 (which was the last full trading day prior to announcement of the merger agreement);

  •
  a 62.2% premium over the closing price on the NYSE of Sunrise common stock on August 17, 2012 (which was the last full trading day prior to the date on which the merger agreement was executed);

  •
  a 105.7% premium over the closing price on the NYSE of Sunrise common stock on July 20, 2012 (which was approximately four weeks prior to the date of the merger agreement);

  •
  a 62.2% premium over the highest market price for Sunrise common stock on the NYSE for the 12 months preceding the date of the merger agreement; and

  •
  a 294.0% premium over the lowest market price for Sunrise common stock on the NYSE for the 12 months preceding the date of the merger agreement;

  •
  the fact that the transaction consideration to be received by Sunrise common stockholders will consist entirely of cash, which will provide liquidity and certainty of value;

  •
  its belief that the merger agreement and the transactions contemplated by the merger agreement are more favorable to Sunrise stockholders than remaining independent or other strategic alternatives reasonably available to Sunrise and its stockholders, including selling or spinning off Sunrise's management business or real estate business, because, among other things:

    •
    as a standalone, public company operator of its size, Sunrise's overhead is high compared to its revenue and, therefore, the size of its future positive cash flow as an independent public company was limited;

    •
    as a result of its limited balance sheet and resources, Sunrise was constrained in its ability to take advantage of certain opportunities that otherwise would be available to it, including acquisitions of assets or joint venture interests; and

    •
    its view that Sunrise's real estate assets, including its rights and opportunities, were more valuable in a sale transaction than as part of a standalone public company operator;

  •
  the opinion of Goldman Sachs delivered to the Sunrise board that, as of August 21, 2012 and based upon and subject to the factors and assumptions set forth in the opinion, the $14.50 per share in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock pursuant to the merger agreement was fair from a financial point of view to such holders, and the financial analysis performed by Goldman Sachs in connection with the delivery of the opinion, in each case as described in more detail under "—Opinion of Goldman, Sachs & Co.";

  •
  its belief in the likelihood of completing the merger on the anticipated schedule;

  •
  the fact that the merger is not conditioned upon the receipt of any financing by Health Care REIT;

  •
  the fact that the transaction is not conditioned upon the completion of the sale or spin-off of the management business, the receipt of third-party consents or the receipt of state regulatory approvals, even though Health Care REIT has the right to delay the closing up to a year after the date of the merger agreement in order to complete the sale or spin-off of the management business or to receive state regulatory approvals;

  •
  the fact that if the conditions to closing of the merger have been satisfied or waived, but the closing of the merger has not occurred by February 21, 2013 because Health Care REIT has exercised its right to delay the closing in order to complete the sale or spin-off of the management business or to receive state regulatory approvals, then the transaction consideration will be increased by $0.007621 per share in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date of the closing of the merger;

  •
  the fact that Health Care REIT must use reasonable best efforts to obtain necessary antitrust clearances;

  •
  the fact that, contemporaneously with the execution of the merger agreement, Health Care REIT entered into a binding term sheet pursuant to which Health Care REIT committed, subject only to Sunrise's satisfaction of customary conditions precedent, to provide approximately $467 million in term financing to Sunrise to enable Sunrise to consummate the acquisition of equity interests in Sunrise's joint ventures with HVP Sun Investor LLC, HVP Sun Investor II, LLC and Morgan Stanley Real Funds;

  •
  the process followed by Sunrise, including the number of parties that were involved in the process and the time and opportunity afforded to such parties to put forth a bid for a transaction involving Sunrise;

  •
  the fact that, subject to compliance with the terms and conditions of the merger agreement, including the payment to Health Care REIT of a $40 million termination fee, Sunrise is permitted to terminate the merger agreement in order to accept a superior offer and enter into a definitive agreement in connection therewith;

  •
  the current and prospective business climate in the industry in which Sunrise operates;

  •
  the potential impact of macroeconomic changes on Sunrise or the trading price of Sunrise common stock;

  •
  the risks of adverse changes to Sunrise's trading valuation; and

  •
  the other terms and conditions of the merger agreement.

        The Sunrise board of directors weighed these advantages against a number of other factors that it viewed as weighing negatively against the proposed merger, including:

  •
  the risks and costs to Sunrise if the merger is not consummated, including the diversion of management and employee attention, the restrictions on the operation of the business under the merger agreement, and the potential effect of such diversion and restrictions on Sunrise's business and relations with residents and suppliers;

  •
  the possibility that the merger may not be completed, or that completion may be unduly delayed, for reasons beyond the control of Sunrise;

  •
  the risk that failure to complete the merger could negatively affect the stock prices and the future business and financial results of Sunrise;

  •
  the fact that Health Care REIT has the right to delay the closing up to a year after the date of the merger agreement in order to complete the sale or spin-off of the management business or to receive state regulatory approvals, even though the transaction consideration will be increased by $0.007621 per share in cash, without interest, for each day during the period commencing on February 21, 2013 and ending on the date of the merger if the closing of the merger has not taken place by February 21, 2013 because Health Care REIT has exercised this right to delay the closing;

  •
  the restrictions on the conduct of Sunrise's business between the date of the merger agreement and the date of the consummation of the merger;

  •
  the possibility that macroeconomic and industry factors contributing to the financial condition or results of operations of Sunrise, and the trading price of Sunrise common stock, would become more favorable;

  •
  the merger agreement's provisions imposing restrictions on Sunrise from soliciting alternative transactions and the termination fee of $40 million that Sunrise would be required to pay if the merger agreement is terminated under certain circumstances could limit the willingness of a third party to propose a competing business combination transaction with Sunrise; and

  •
  the risk that the transactions contemplated by the merger agreement could trigger the termination of, or buy-sell rights under, Sunrise's existing management agreements, joint venture agreements and loan agreements, unless appropriate consents or waivers are received, or replacement agreements are entered into in connection with the closing of the merger, as anticipated.

        In view of the wide variety of factors considered in connection with its evaluation of the proposed merger and the complexity of these matters, the Sunrise board did not find it useful and did not attempt to quantify or assign any relative or specific weights to the various factors that it considered in reaching its determination to adopt and approve the merger agreement and to make its recommendation to Sunrise stockholders. In addition, individual members of the Sunrise board may have given differing weights to different factors. In reaching its determination to adopt and approve the merger agreement, the Sunrise board conducted an overall review of the factors described above, including thorough discussions with Sunrise's management and outside legal and financial advisors. The Sunrise board also considered certain interests that Sunrise's directors and executive officers have in the merger that are different from, or in addition to, those of Sunrise common stockholders generally, which are discussed under the section entitled "The Merger—Interests of Sunrise's Directors and

Executive Officers in the Merger—Quantification of Change of Control and Termination Payments and Benefits to the Sunrise Named Executive Officers."

        The Sunrise board has unanimously determined that the mergers and the other transactions contemplated by the merger agreement are fair to and in the best interests of Sunrise stockholders, and unanimously adopted and approved the merger agreement and the transactions contemplated by the merger agreement. The Sunrise board unanimously recommends that you vote "FOR" the proposal to adopt the merger agreement.

Opinion of Goldman, Sachs & Co.

        Goldman Sachs delivered its opinion to the Sunrise board of directors that, as of August 21, 2012 and based upon and subject to the factors and assumptions set forth therein, the $14.50 per share in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock pursuant to the merger agreement was fair from a financial point of view to such holders.

        The full text of the written opinion of Goldman Sachs, dated August 21, 2012, which sets forth assumptions made, procedures followed, matters considered and limitations on the review undertaken in connection with the opinion, is attached as Annex B. Goldman Sachs provided its opinion for the information and assistance of the Sunrise board in connection with its consideration of the transaction contemplated by the merger agreement (which we refer to as the "transaction"). The Goldman Sachs opinion does not constitute a recommendation as to how any holder of shares of Sunrise common stock should vote with respect to the transaction or any other matter.

        In connection with rendering the opinion described above and performing its related financial analyses, Goldman Sachs reviewed, among other things:

  •
  the merger agreement;

  •
  annual reports to stockholders and Annual Reports on Form 10-K of Sunrise;

  •
  certain interim reports to stockholders and Quarterly Reports on Form 10-Q of Sunrise;

  •
  certain other communications from Sunrise to its stockholders;

  •
  certain publicly available research analyst reports for Sunrise; and

  •
  certain internal financial analyses and forecasts for Sunrise prepared by its management, as approved for Goldman Sachs' use by Sunrise, which are referred to as the "financial forecasts." See "—Financial Forecasts."

        Goldman Sachs also held discussions with members of the senior management of Sunrise regarding their assessment of the past and current business operations, financial condition and future prospects of Sunrise; reviewed the reported price and trading activity for the shares of Sunrise common stock; compared certain financial and stock market information for Sunrise with similar information for certain other companies the securities of which are publicly traded; reviewed the financial terms of certain recent transactions in the commercial real estate industry specifically and in other industries generally; and performed such other studies and analyses, and considered such other factors, as Goldman Sachs deemed appropriate.

        For purposes of rendering the opinion described above, Goldman Sachs, with Sunrise's consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, Goldman Sachs, without assuming any responsibility for independent verification thereof. In that regard, Goldman Sachs assumed with Sunrise's consent that the financial forecasts were reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of Sunrise. Goldman Sachs did not make an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of Sunrise and it was not furnished with any such evaluation or appraisal. Goldman Sachs assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the transaction will be obtained without any adverse effect on the expected benefits of the transaction in any way meaningful to its analysis. Goldman Sachs also assumed that the transaction will be consummated on the terms set forth in the merger agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to its analysis.

        Goldman Sachs' opinion does not address the underlying business decision of Sunrise to engage in the transaction, or the relative merits of the transaction as compared to any strategic alternatives that may be available to Sunrise; nor does it address any legal, regulatory, tax or accounting matters. Goldman Sachs' opinion addresses only the fairness from a financial point of view to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock, as of August 21, 2012, of the $14.50 per share in aggregate in cash to be paid to such holders pursuant to the merger agreement. Goldman Sachs' opinion does not express any view on, and does not address, any other term or aspect of the merger agreement or the transaction or any term or aspect of any other agreement or instrument contemplated by the merger agreement or entered into or amended in connection with the transaction, including the reorganization, any sale or spin-off of the management business, the fairness of the merger to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of Sunrise; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of Sunrise, or class of such persons, in connection with the transaction, whether relative to the $14.50 per share in aggregate in cash to be paid to the holders of shares of Sunrise common stock pursuant to the merger agreement or otherwise. Goldman Sachs did not express any opinion as to the impact of the transaction on the solvency or viability of Sunrise or Health Care REIT or the ability of Sunrise or Health Care REIT to pay their respective obligations when they come due. Goldman Sachs' opinion was necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to it as of the date of the opinion and Goldman Sachs assumed no responsibility for updating, revising or reaffirming its opinion based on circumstances, developments or events occurring after the date of its opinion. Goldman Sachs' opinion was approved by a fairness committee of Goldman Sachs.

        The following is a summary of the material financial analyses delivered by Goldman Sachs to the Sunrise board in connection with rendering the opinion described above. The following summary, however, does not purport to be a complete description of the financial analyses performed by Goldman Sachs, nor does the order of analyses described represent relative importance or weight given to those analyses by Goldman Sachs. Some of the summaries of the financial analyses include information presented in tabular format. The tables must be read together with the full text of each summary and are alone not a complete description of Goldman Sachs' financial analyses. Except as otherwise noted, the following quantitative information, to the extent that it is based on market data, is based on market data as it existed on or before August 17, 2012, and is not necessarily indicative of current market conditions.

  Historical Stock Trading Analysis for Sunrise

        Goldman Sachs reviewed the historical trading prices and volumes for the shares of Sunrise common stock for the two-year period ended August 17, 2012. In addition, Goldman Sachs analyzed the $14.50 per share in aggregate in cash to be paid pursuant to the merger agreement in relation to (i) the closing price of the shares of Sunrise common stock on August 17, 2012, (ii) the closing price of the shares of Sunrise common stock on July 20, 2012, (iii) the high and low prices of the shares of Sunrise common stock for the 52-week period ended August 17, 2012, and (iv) the volume weighted average prices (which we refer to as "VWAP") of the shares of Sunrise common stock during the 52-week period ended August 17, 2012.

        This analysis indicated that the price per share of Sunrise common stock to be paid pursuant to the merger agreement represented:

  •
  a premium of 62.2% based on the closing price on the NYSE on August 17, 2012 of $8.94 per share of Sunrise common stock;

  •
  a premium of 105.7% based on the closing price on the NYSE on July 20, 2012, four weeks prior to the signing date, of $7.05 per share of Sunrise common stock;

  •
  a premium of 62.2% based on the latest 12 months high market price on the NYSE of $8.94 per share of Sunrise common stock;

  •
  a premium of 294.0% based on the latest 12 months low market price on the NYSE of $3.68 per share of Sunrise common stock; and

  •
  a premium of 64.6% based on the latest 12 months VWAP on the NYSE of $8.81 per share of Sunrise common stock.

  Selected Companies Analysis for Sunrise

        Goldman Sachs reviewed and compared certain financial information for Sunrise to corresponding financial information and public market multiples for the following publicly traded corporations in the senior housing industry (collectively referred to as the "selected companies"):

  •
  Brookdale Senior Living Inc.;

  •
  Emeritus Corporation; and

  •
  Capital Senior Living Corporation.

        Although none of the selected companies is directly comparable to Sunrise, the companies included were chosen because they are publicly traded companies in the senior housing industry that are comparable in size to Sunrise and have operations that for purposes of analysis may be considered similar to certain operations of Sunrise.

        Goldman Sachs also calculated and compared various financial multiples based on financial data as of August 17, 2012, Institutional Brokers' Estimate System (which we refer to as "IBES") estimates, and other publicly available Wall Street research. The multiples for Sunrise were based on information provided by Sunrise's management, IBES estimates and other publicly available Wall Street research. The multiples for each of the selected companies were based on the most recent publicly available information. With respect to Sunrise, Goldman Sachs calculated the following multiples and compared them to the same multiples calculated for the selected companies:

  •
  Adjusted enterprise value (which we refer to as "Adjusted EV"), which is the market value of common equity on a diluted basis (including certain restricted stock units and outstanding options) on August 17, 2012, plus consolidated net indebtedness (defined as total indebtedness less unrestricted cash) of Sunrise, plus Sunrise's share of joint venture indebtedness, as a multiple of earnings before interest, taxes, depreciation and amortization (which we refer to as "EBITDA"), as further adjusted to account for Sunrise's share of joint venture EBITDA (which we refer to as "Adjusted EBITDA") for the latest twelve months (which we refer to as "LTM") ended on the date of the last reported fiscal quarter (in the case of Sunrise, June 30, 2012) and to estimated Adjusted EBITDA for fiscal years ended December 2012 and 2013, respectively.

  •
  Price per share of Sunrise common stock as a multiple of cash flow from operations, which is calculated as Adjusted EBITDA, less interest expense, less capital expenditures and less certain other cash flows (including primarily cash flow obligations and franchise taxes), per share of Sunrise common stock (which we refer to as "CFFO"), for the LTM period ended on the date of the last reported fiscal quarter (in the case of Sunrise, June 30, 2012) and of estimated CFFO for fiscal years ended December 2012 and 2013, respectively. The CFFO calculation method was approved by Sunrise's management. Management does not disclose CFFO in Sunrise's public filings or provide CFFO guidance. CFFO figures furnished to Goldman Sachs are preliminary and have not been endorsed by Sunrise's auditors or the Sunrise audit committee.

        For purposes of these calculations, Goldman Sachs utilized an equity value for each selected company derived by multiplying the number of fully diluted outstanding shares of such company as reported in its most recent SEC filings by such company's closing share price on August 17, 2012. By adding the consolidated net indebtedness amount of each selected company as most recently publicly reported by such company to the equity value of such company derived from these calculations, Goldman Sachs determined an enterprise value for each selected company. The adjusted EBITDA amounts for the selected companies were calculated using median Wall Street research analysts' estimates of "adjusted EBITDA" for each selected company as of August 17, 2012. The CFFO amounts for the selected companies were calculated based on median IBES estimates for each selected company as of August 17, 2012.

        The results of these analyses, together with the multiples implied by the proposed transaction with Health Care REIT, are summarized as follows:

Sunrise
Selected Companies
				Analyst		Management
Capital Senior Living
Adjusted EV as a multiple of:	Brookdale	Emeritus		Current	Transaction	Current	Transaction
LTM Adjusted EBITDA	12.5x	12.2x	13.0x	15.2x	18.9x	15.2x	18.9x
2012E Adjusted EBITDA	11.5x	11.8x	12.4x	13.4x	16.7x	12.2x	15.2x
2013E Adjusted EBITDA	11.0x	11.3x	11.4x	11.5x	14.4x	10.6x	13.2x

Sunrise
Selected Companies
				IBES		Management
Capital Senior Living
Price per share as a multiple of:	Brookdale	Emeritus		Current	Transaction	Current	Transaction
LTM CFFO	9.3x	12.6x	11.0x	5.8x	9.3x	5.8x	9.3x
2012E CFFO	9.1x	11.5x	10.5x	6.2x	10.1x	9.3x	15.1x
2013E CFFO	8.4x	10.4x	9.4x	7.9x	12.9x	7.0x	11.4x

  Premia Paid Analysis.

        Goldman Sachs reviewed and analyzed the acquisition premia for all announced or completed all-cash transactions involving U.S. publicly traded targets valued between $250 million and $2.5 billion from January 1, 2002 to August 17, 2012 (excluding transactions with undisclosed value, spin-offs, recapitalizations, tender offers, self-tender offers, repurchases, exchange offers and transactions in which a company was acquiring the remaining minority stake in a target company which it did not already own), calculated relative to the target's closing price (i) one day prior to announcement; (ii) one week prior to announcement; and (iii) four weeks prior to announcement. Goldman Sachs calculated that the price per share to be paid to Sunrise stockholders pursuant to the merger agreement represents a premium of 105.7% calculated relative to the closing price on the NYSE on July 20, 2012, four weeks prior to the signing date, of $7.05 per share of Sunrise common stock.

        The following table presents the results of this analysis:

Premia	1-Day	1-Week	4-Week
Median Premium	23.1%	24.0%	26.5%
Mean Premium	27.4%	29.4%	34.0%

  Illustrative Discounted Cash Flow Analysis for Sunrise's Real Estate Business.

        Goldman Sachs performed an illustrative discounted cash flow analysis based on the Sunrise real estate business's estimated unlevered free cash flows set forth in the financial forecasts. See "Financial

Forecasts." Goldman Sachs calculated net present values of unlevered free cash flows for the Sunrise real estate business for the second half of fiscal year 2012 through fiscal year 2016 using discount rates ranging from 7.50% to 8.50%, reflecting an estimate of the Sunrise real estate business's weighted average cost of capital. Goldman Sachs derived the range of discount rates by application of the Capital Asset Pricing Model, which takes into account certain metrics specific to Sunrise's real estate business, including its target capital structure, cost of long-term debt, forecast tax rate and historical beta, as well as certain financial metrics for the U.S. financial markets generally. For the purpose of this analysis, stock-based compensation was treated as a cash expense. Goldman Sachs then calculated illustrative terminal values in the year 2016 based on terminal capitalization rates ranging from 6.00% to 8.00%. Goldman Sachs then added the net present values of the unlevered free cash flows for the second half of the fiscal year 2012 and the fiscal years 2013 through 2016 to the present value of the illustrative terminal value, in each case discounted to August 17, 2012, to derive a range of illustrative implied enterprise values for the Sunrise real estate business. This analysis resulted in a range of implied present values for the Sunrise real estate business of $1,198 million to $1,588 million.

  Selected Transactions Analysis for Sunrise's Real Estate Business.

        Goldman Sachs analyzed certain information relating to the following selected transactions in the senior living industry since October 2009 involving the sale of asset portfolios that may be considered similar to the assets of the Sunrise real estate business. For each of the selected transactions, Goldman Sachs calculated and compared the implied capitalization rate as a ratio of the target company's net operating income for the twelve-month period presented to the price paid in the transaction (which we refer to as the "cap rate"). While none of the companies that participated in the selected transactions are directly comparable to Sunrise, the companies that participated in the selected transactions are companies with operations that, for the purposes of analysis, may be considered similar to certain of the Sunrise real estate business's results, market size and product profile:

Acquiror	Target	Date Announced	Cap Rate
CNL, Lifestyle Properties, Inc.	Seven facilities owned by Sunrise	6/7/2012	6.1%
HSRE-EB I, LLC	Bristal Holdings, LLC	5/22/2012	N/A
Ventas, Inc.	16 facilities owned by Sunrise	4/16/2012	7.0%
CNL, Lifestyle Properties, Inc.	Seven facilities owned by Sunrise	10/14/2011	8.0%
Senior Housing Properties Trust	Vi	9/1/2011	7.3%
CNL, Lifestyle Properties, Inc.	Six facilities owned by Sunrise	8/2/2011	N/A
Emeritus Corporation	24 facilities owned by Blackstone	5/5/2011	N/A
Sunrise Senior Living, Inc.	15 facilities owned by Morgan Stanley	4/19/2011	6.3%
Health Care REIT	Benchmark Senior Living	2/16/2011	7.0%
Health Care REIT	Silverado Senior Living	2/15/2011	7.5%
Health Care REIT	Senior Star	2/15/2011	6.0%
HCP, Inc.	Horizon Bay	12/13/2010	7.7%
Company / CNL Lifestyle Properties	Arcapita / Sunrise Portfolio	12/10/2010	7.3%
Ventas, Inc.	Atria Senior Living Group	10/22/2010	6.5%	(1)
Health Care REIT	Merrill Gardens	8/4/2010	7.5%
Brookdale Senior Living	21 facilities owned by Sunrise	10/13/2009	8.0%

High			8.00%
Mean			7.14%
Median			7.30%
Low			6.00%

(1)
Cap rate for stabilized assets only.

        Goldman Sachs then calculated illustrative implied enterprise values for the Sunrise real estate business based upon the Sunrise real estate business's estimated 2012 net operating income and using cap rates ranging from 7.25% to 6.25%. Goldman Sachs selected this range of cap rates utilizing its professional judgment and experience, taking into account its analysis of the Sunrise real estate business and the companies that participated in the selected transactions. This analysis resulted in a range of implied enterprise values for the Sunrise real estate business of $1,360 million to $1,578 million.

  Selected Companies Analysis for the Sunrise Real Estate Business.

        Goldman Sachs reviewed and compared certain financial information for the Sunrise real estate business to corresponding financial information and public market multiples for the following publicly traded corporations in the senior living real estate industry (which we collectively refer to as the "real estate business selected companies"):

  •
  Ventas, Inc.;

  •
  National Health Investors;

  •
  Health Care REIT;

  •
  HCP;

  •
  LTC Properties;

  •
  Senior Housing Properties Trust; and

  •
  Omega Healthcare Investors.

        Although none of the real estate business selected companies is directly comparable to the Sunrise real estate business, the companies included were chosen because they are publicly traded real estate investment trusts in the senior living industry with operations that for purposes of analysis may be considered similar to certain operations of the Sunrise real estate business.

        Goldman Sachs also calculated and compared various financial multiples based on financial data as of August 17, 2012, information from public filings, IBES estimates and other publicly available Wall Street research calendarized to December year end. The multiples of the Sunrise real estate business were based on information provided by Sunrise's management. The multiples for each of the real estate business selected companies were based on the most recent publicly available information. With respect to the real estate business selected companies, Goldman Sachs calculated enterprise value as a multiple of estimated EBITDA, and as a multiple of estimated funds from operations (which we refer to as "FFO"), in each case for fiscal years ended December 2012 and 2013, respectively, as set forth below:

	EBITDA Multiples		FFO Multiples
Summary Trading Comparable	2012	2013	2012	2013
Ventas	18.8x	17.2x	17.2x	16.2x
National Health Investors	17.4x	15.8x	16.7x	16.0x
Health Care REIT	19.3x	17.0x	16.7x	15.3x
HCP	17.6x	16.3x	16.3x	15.4x
LTC Properties	15.0x	13.3x	14.8x	13.8x
Senior Housing Properties Trust	13.0x	11.9x	12.4x	11.7x
Omega Healthcare Investors	12.8x	12.0x	11.2x	11.0x

High	19.3x	17.2x	17.2x	16.2x
Mean	16.3x	14.8x	15.0x	14.2x
Median	17.4x	15.8x	16.3x	15.3x
Low	12.8x	11.9x	11.2x	11.0x

        Goldman Sachs then calculated illustrative implied enterprise values for the Sunrise real estate business based upon the Sunrise real estate business's estimated 2013 Adjusted EBITDA and using EBITDA multiples ranging from 13.00x to 16.00x. This analysis resulted in a range of implied enterprise values for the Sunrise real estate business of $1,261 million to $1,551 million.

  Illustrative Discounted Cash Flow Analysis for Sunrise's Management Business.

        Goldman Sachs performed an illustrative discounted cash flow analysis based on the management business's estimated unlevered free cash flows set forth in the financial forecasts. See "Financial Forecasts." Goldman Sachs calculated net present values of unlevered free cash flows for the management business for the second half of fiscal year 2012 through fiscal year 2016 using discount rates ranging from 17.50% to 22.50%, reflecting an estimate of the management business's weighted average cost of capital. Goldman Sachs derived the range of discount rates by application of the Capital Asset Pricing Model, which takes into account certain metrics specific to Sunrise's management business, including its target capital structure and historical beta, as well as certain financial metrics for the U.S. financial markets generally. For the purpose of this analysis, stock-based compensation was treated as a cash expense. Goldman Sachs then calculated illustrative terminal values in the year 2016 based on perpetuity growth rates ranging from 2.00% to 4.00%. The range of perpetuity growth rates was estimated by Goldman Sachs utilizing its professional judgment and experience, taking into account the financial forecasts and market expectations regarding long-term real growth of gross domestic product and inflation. Goldman Sachs then added the net present values of the unlevered free cash flows for the second half of the fiscal year 2012 and the fiscal years 2013 through 2016 to the present value of the illustrative terminal value, in each case discounted to August 17, 2012, to derive a range of illustrative implied enterprise values for the management business. This analysis resulted in a range of implied present values for the management business of $183.4 million to $261.7 million.

  Contractual Buyout Value Analysis.

        Goldman Sachs analyzed the illustrative implied value of Sunrise's options to repurchase its partners' joint venture interests in CC3 Acquisition, LLC, CHTSUN Partners IV, LLC, CLPSun Partners III, LLC and CNLSun Partners II, LLC and the leasehold interests in NHI Edison (which we refer to as the "buyout ventures"). Based on information provided by Sunrise's management, Goldman Sachs calculated the implied value of these contractual buyout options by summing the net present value of (i) Sunrise's incremental estimated net operating income of $64.4 million for fiscal year 2016 from the buyout ventures, assuming 100% ownership of the buyout ventures by Sunrise and using cap rates ranging from 8.00% to 6.00% to arrive at a terminal value at fiscal year 2016; less (ii) the estimated cost to Sunrise to exercise the contractual buyout options for the buyout ventures of $294.1 million at the end of the fiscal year 2016; less (iii) the estimated incremental debt of $573.2 million at the end of fiscal year 2016; plus (iv) the estimated cash distributions to Sunrise in 2015 from the refinancing of the buyout ventures of $82.3 million. Goldman Sachs calculated a net present value using a discount rate of 20.33%, reflecting an estimate of Sunrise's weighted average cost of capital. Goldman Sachs derived the discount rate by application of the Capital Asset Pricing Model, which takes into account certain metrics specific to Sunrise, including its target capital structure and historical beta, as well as certain financial metrics for the U.S. financial markets generally. This analysis resulted in a range of implied present values for the contractual buyout options of $16.2 million to $133.0 million.

  Summary Financial Analysis based on Analyses of the Sunrise Real Estate Business and the Sunrise Management Business.

        Goldman Sachs analyzed illustrative aggregate implied values of Sunrise based on the separate financial analyses of the Sunrise real estate business and the Sunrise management business described above and determined an illustrative range of values per share of Sunrise common stock. Goldman Sachs calculated indications of Sunrise's illustrative aggregate implied value by summing (i) $1,197.7 million to $1,588.0 million, the range of implied enterprise values of the Sunrise real estate business resulting from the discounted capitalization rate analysis, the selected transaction analysis and the selected companies analysis described above; plus (ii) $183.4 million to $261.7 million, the range of implied enterprise values of the Sunrise management business resulting from the discounted cash flow analysis described above; plus (iii) $16.2 million to $133.0 million, the implied present value of Sunrise's options to repurchase its partners' joint venture interests in certain of its joint ventures resulting from the contractual buyout value analysis described above; less (iv) the value of Sunrise's (A) consolidated indebtedness, as reported in Sunrise's most recent public filings, plus (B) convertible notes, converted to shares of Sunrise common stock at implied per share valuations above the $10.845 strike price, as reported in Sunrise's most recent public filings, plus (C) share of certain of its joint venture interests, based on information provided by Sunrise's management, plus (D) minority interests, as reported in Sunrise's most recent public filings, less (E) cash, as reported in Sunrise's most recent public filings; plus (iv) based on information provided by Sunrise's management, the estimated values of (x) the fair value of Sunrise's land, (y) the present value of the release of cash collateral letters of credit, and (z) $45.0 million, the present value of Sunrise's net operating losses based on the cost of equity of Sunrise's management business. This analysis resulted in a range of implied illustrative values per share of Sunrise common stock of $7.61 to $16.00.

  General

        The preparation of a fairness opinion is a complex process and is not necessarily susceptible to partial analysis or summary description. Selecting portions of the analyses or of the summary set forth above, without considering the analyses as a whole, could create an incomplete view of the processes underlying Goldman Sachs' opinion. In arriving at its fairness determination, Goldman Sachs considered the results of all of its analyses and did not attribute any particular weight to any factor or analysis considered by it. Rather, Goldman Sachs made its determination as to fairness on the basis of its experience and professional judgment after considering the results of all of its analyses. No company or transaction used in the above analyses as a comparison is directly comparable to Sunrise or Health Care REIT or the contemplated merger.

        Goldman Sachs prepared these analyses for purposes of Goldman Sachs' providing its opinion to the Sunrise board as to the fairness from a financial point of view of the $14.50 per share in aggregate in cash to be paid to the holders (other than Health Care REIT and its affiliates) of shares of Sunrise common stock pursuant to the merger agreement. These analyses do not purport to be appraisals nor do they necessarily reflect the prices at which businesses or securities actually may be sold. Analyses based upon forecasts of future results are not necessarily indicative of actual future results, which may be significantly more or less favorable than suggested by these analyses. Because these analyses are inherently subject to uncertainty, being based upon numerous factors or events beyond the control of the parties or their respective advisors, none of Sunrise, Health Care REIT, Holdco, Holdco Sub, Merger Sub, Goldman Sachs or any other person assumes responsibility if future results are materially different from those forecast.

        The merger consideration was determined through arm's-length negotiations between Sunrise and Health Care REIT and was approved by the Sunrise board. Goldman Sachs provided advice to Sunrise during these negotiations. Goldman Sachs did not, however, recommend any specific amount of consideration to Sunrise or its board of directors or that any specific amount of consideration constituted the only appropriate consideration for the merger.

        As described above, Goldman Sachs' opinion to the Sunrise board was one of many factors taken into consideration by the Sunrise board in making its determination to approve the transaction. The foregoing summary does not purport to be a complete description of the analyses performed by Goldman Sachs in connection with the fairness opinion and is qualified in its entirety by reference to the written opinion of Goldman Sachs attached as Annex B.

        Goldman Sachs and its affiliates are engaged in commercial and investment banking and financial advisory services, market making and trading, research and investment management (both public and private investing), principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and nonfinancial activities and services for various persons and entities. Goldman Sachs and its affiliates, and funds or other entities in which they invest or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of Sunrise, Health Care REIT, any of their respective affiliates and third parties, or any currency or commodity that may be involved in the transaction for the accounts of Goldman Sachs and its affiliates and their customers, and funds or other entities in which they invest or with which they co-invest.

        Goldman Sachs acted as financial advisor to Sunrise in connection with, and has participated in certain of the negotiations leading to, the transaction. Goldman Sachs has provided certain investment banking services to Sunrise and its affiliates from time to time for which its Investment Banking Division has received, and may receive, customary compensation, including during the past two years having acted as a lender to a joint venture affiliated with Sunrise (aggregate principal amount of $435,000,000) in January 2011; and as financial advisor to Sunrise in connection with the disposition of its joint-venture interests in certain senior-living facilities in May 2012. During the two-year period ended August 12, 2012, the Investment Banking Division of Goldman Sachs has received compensation for services provided to Sunrise of approximately $8 million. During the two-year period ended August 21, 2012, Goldman Sachs has not been engaged by Health Care REIT or its affiliates to provide investment banking services for which the Investment Banking Division of Goldman Sachs has received compensation. Goldman Sachs may also in the future provide investment banking services to Sunrise, Health Care REIT and their respective affiliates for which its Investment Banking Division may receive compensation.

        The Sunrise board selected Goldman Sachs as its financial advisor because it is an internationally recognized investment banking firm that has substantial experience in transactions similar to the transaction. Pursuant to a letter agreement dated August 21, 2012, Sunrise engaged Goldman Sachs to act as its financial advisor in connection with the transaction. Pursuant to the terms of this engagement letter, Goldman Sachs will receive from Sunrise a transaction fee of approximately $18.0 million for its services in connection with the transaction, $3.4 million of which was paid upon announcement of the merger agreement and the remainder of which is contingent upon consummation of the transaction. In addition, Sunrise has agreed to reimburse Goldman Sachs for certain of its expenses, including attorneys' fees and disbursements, and to indemnify Goldman Sachs and related persons against various liabilities, including certain liabilities under the federal securities laws.

KeyBanc Capital Markets

        KeyBanc Capital Markets (which we refer to as "KeyBanc") acted as financial advisor to Sunrise in connection with, and has participated in certain of the negotiations leading to, the transaction. KeyBanc and its affiliates have provided certain investment banking services to Sunrise and its affiliates from time to time for which they have received, and may receive, customary compensation, including during the past two years having acted as a lender to Sunrise and certain joint ventures affiliated with Sunrise. During the two-year period ended August 21, 2012, KeyBanc and its affiliates have received compensation for services provided to Sunrise of approximately $10 million.

        The Sunrise board selected KeyBanc as its financial advisor because it is a recognized investment banking firm that has substantial experience with Sunrise and in transactions similar to the transaction. Pursuant to a letter dated August 21, 2012, Sunrise engaged KeyBanc to act as its financial advisor in connection with the transaction. Pursuant to the terms of this engagement letter, KeyBanc will receive from Sunrise a transaction fee of approximately $3.5 million for its services in connection with the transaction, which is contingent upon consummation of the transaction. In addition, Sunrise has agreed to reimburse KeyBanc for certain of its expenses, including attorney's fees and disbursements, and to indemnify KeyBanc and related persons against various liabilities, including certain liabilities under the federal securities laws.

Financial Forecasts

        Sunrise does not, as a matter of general practice, publicly disclose financial projections due to the unpredictability of the underlying assumptions and estimates inherent in preparing financial projections. In evaluating a possible merger with Health Care REIT, management of Sunrise provided forecasts of Sunrise's results of operations to the Sunrise board and its financial advisors prior to the execution of the merger agreement. A summary of the forecasts is included in this proxy statement. You should note that the forecasts constitute forward-looking statements. See "Cautionary Statement Concerning Forward-Looking Information."

        These forecasts were not prepared for public disclosure. Nonetheless, a summary of the forecasts is provided in this proxy statement only because the forecasts were made available to the Sunrise board and its financial advisor in evaluating a potential merger with Health Care REIT. The forecasts are subjective in many respects. There can be no assurance that the forecasts will be realized or that actual results will not be significantly higher or lower than projected. The forecasts also cover multiple years and such information by its nature becomes subject to greater uncertainty with each successive year. Economic and business environments can and do change quickly, which adds an additional significant level of uncertainty as to whether the results portrayed in the forecasts will be achieved. The inclusion of the forecasts in this proxy statement does not constitute an admission or representation by Sunrise that the information is material.

        In addition, the forecasts were not prepared with a view toward public disclosure or toward complying with generally accepted accounting principles in the United States (which we refer to as "GAAP"), the published guidelines of the SEC regarding projections and the use of non-GAAP financial measures, or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of prospective financial information. Neither Sunrise's independent registered public accounting firm, nor any other independent accountants, have compiled, examined, or performed any procedures with respect to the forecasts, nor have they expressed any opinion or any other form of assurance on such information, or its achievability.

        The following is a summary of the unaudited prospective financial information for the fiscal years ended 2012 through 2016 prepared by management of Sunrise on August 20, 2012, based solely on the information available at that time to Sunrise's management and provided to the Sunrise board and Sunrise's financial advisors:

Selected Unaudited Prospective Financial Information

	Fiscal Year
	2012E	2013E	2014E	2015E	2016E
	(in millions)
Total Revenues	$766.7	$643.0	$665.6	$688.1	$712.2
Adjusted EBITDA	132.7	153.4	161.6	168.5	175.0
CFFO(1)	60.4	80.3	89.8	97.6	99.9

(1)
In connection with the evaluation of a possible merger with Health Care REIT, CFFO projections were prepared as described in "—Opinion of Goldman, Sachs & Co."

	Fiscal Year
	2H:2012E	2013E	2014E	2015E	2016E
	(in millions)
Management Business Adjusted EBITDA(1)	$26.5	$56.4	$60.2	$63.8	$66.5
Real Estate Business Adjusted EBITDA(1)	46.0	97.0	101.4	104.8	108.5
Management Business Unlevered Free Cash Flow ("FCF")(2)	15.5	34.2	35.9	38.1	39.7
Real Estate Business Unlevered FCF(3)	24.2	52.9	56.7	58.4	59.0

(1)
In connection with the evaluation of a possible merger with Health Care REIT, Management Business Adjusted EBITDA and Real Estate Business Adjusted EBITDA were calculated by making assumptions about the attribution of the various elements that comprise Adjusted EBITDA to Sunrise's management business and real estate business. These assumptions are not necessarily indicative of the way that Health Care REIT and the Management Business Buyer (as defined below) valued the management business and real estate business. Sunrise does not routinely calculate Management Business Adjusted EBITDA or Real Estate Business Adjusted EBITDA or disclose or provide guidance on such metrics in its public filings.

(2)
In connection with the evaluation of a possible merger with Health Care REIT, Management Business Unlevered FCF was calculated as Management Business Adjusted EBITDA, less certain pre-tax income (expenses) for the management business (including primarily cash flow obligations and franchise taxes), less taxes for the management business (assumed at 35.0%), less capital expenditures for the management business plus a cash flow adjustment for the CNL Retirement MA3—Quadrangle/Fairfax leases. The components of Management Business Unlevered FCF were determined by making assumptions about the attribution of certain of the components of Management Business Unlevered FCF to Sunrise's management business, rather than its real estate business. These assumptions are not necessarily indicative of the way that Health Care REIT and the Management Business Buyer valued the management business and real estate business. Sunrise does not routinely calculate Management Business Unlevered FCF or disclose or provide guidance on such metric in its public filings.

(3)
In connection with the evaluation of a possible merger with Health Care REIT, Real Estate Business Unlevered FCF was calculated as Real Estate Business Adjusted EBITDA, less taxes for the real estate business (assumed at 35.0%), less capital expenditures for the real estate business plus a cash flow adjustment to account for the pro rata cash flow impact of preference payments made to certain joint venture partners. The components of Real Estate Business Unlevered FCF were determined by making assumptions about the attribution of certain of the components of Real Estate Business Unlevered FCF to Sunrise's real estate business, rather than its management business. These assumptions are not necessarily indicative of the way that Health Care REIT and the Management Business Buyer valued the management business and real estate business. Sunrise does not routinely calculate Real Estate Business Unlevered FCF or disclose or provide guidance on such metric in its public filings.

        Sunrise prepared the foregoing unaudited projected financial information based on its business as of June 30, 2012, including its management agreements as of such time, and made a number of assumptions regarding its business from 2012 through 2016, including the assumptions discussed above as well as the following material assumptions:

  •
  Sunrise's revenues and net operating income increase by approximately 3% per year;

  •
  the amount of general and administrative costs of Sunrise for 2012 would be consistent with its general and administrative costs for the six-month period ended June 30, 2012, excluding noncash stock compensation expense, and such costs would increase approximately 3% per year thereafter;

  •
  10 leases with HRPT Properties Trust expire at the end of 2012 in accordance with their terms;

  •
  there is no exercise of any purchase options by Sunrise's joint venture partners;

  •
  Sunrise does not acquire any of the equity interests in its joint ventures from its joint venture partners;

  •
  Sunrise does not sell any of its joint venture interests, including the sale of its interests in five U.K. joint venture assets;

  •
  there are no buyouts of Sunrise's leases; and

  •
  none of Sunrise's management agreements is terminated, although termination and renewal provisions exist in certain management agreements.

        Sunrise believes the assumptions used as a basis for the forecasts were reasonable at the time the forecasts were prepared and reflected the best available estimates and judgments at the time, taking into account the relevant information available at the time and presented at the time, and were at the time, to the best of Sunrise's knowledge and belief, a reasonable projection of the future financial performance of Sunrise. Important factors that may affect actual results and cause the forecasts not to be achieved include potential future acquisitions or divestitures, legislative, regulatory, and competitive developments, interest rates, access to capital, market risks, the exercise of purchase options by Sunrise's joint venture partners, termination of Sunrise's management agreements, growth in costs and expenses of the company, differences in the growth rate of Sunrise's revenues and expenses, the outcome of pending litigation and other factors described or referenced under "Cautionary Statement Concerning Forward-Looking Information." Accordingly, there can be no assurance that the forecasts will be realized or that future financial results will not materially vary from the forecasts, and the forecasts should not be relied upon as being indicative of future results and you are cautioned not to rely on this forward-looking information.

        In addition, the forecasts also reflect assumptions that are subject to change and do not reflect revised prospects for Sunrise's business, changes in general business or economic conditions, or any other transaction or event that has occurred or that may occur after the date the forecasts were prepared and that was not anticipated at the time the forecasts were prepared. Some or all of the assumptions that have been made regarding, among other things, Sunrise's growth and the timing of certain occurrences or impacts, may have changed since the date the forecasts were prepared. Except as may be required by law, Sunrise disclaims any obligation to update or otherwise revise the forecasts to reflect circumstances, economic conditions or other developments existing or occurring after the date the forecasts were prepared or to reflect the occurrence of future events, even if any or all of the assumptions on which the forecasts were based are no longer appropriate. These considerations should be taken into account in reviewing the forecasts, which were prepared as of an earlier date.

        Because of the forward-looking nature of the selected unaudited prospective financial information, specific quantifications of the amounts that would be required to reconcile it to GAAP measures are not available. Sunrise believes that there is a degree of volatility with respect to certain of Sunrise's GAAP measures, and certain adjustments made to arrive at the relevant non-GAAP measures, which preclude Sunrise from providing accurate forecasted non-GAAP to GAAP reconciliations.

Interests of Sunrise's Directors and Executive Officers in the Merger

        When considering the recommendation of the Sunrise board with respect to the proposed transactions, you should be aware that Sunrise's executive officers and directors may have interests in the proposed transactions that are different from, or in addition to, those of Sunrise's stockholders more generally. These interests may present such executive officers and directors with actual or potential conflicts of interest. The Sunrise board was aware of these interests during its deliberations on the merits of the proposed transactions and in deciding to recommend that you vote for the adoption of the merger agreement at the special meeting.

  Acceleration of Vesting and Conversion of Equity Compensation Awards

        As a result of the merger, each stock option outstanding under Sunrise's equity compensation plans will vest and be converted into the right to receive, upon completion of the merger, cash in an amount equal to the excess of the transaction consideration over the exercise price for such stock option. Each share of restricted stock outstanding under Sunrise's equity compensation plans will vest and become free of restrictions and will be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration in the same manner as other shares of Sunrise common stock. Each restricted stock unit (other than performance units) outstanding under Sunrise's equity compensation plans will vest and be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration.

        In June 2011 and March 2012, Sunrise made grants of performance units to executive officers covering 2011-2013 (which we refer to as "2011 LTIP units") and 2012-2014 (which we refer to as "2012 LTIP units"), respectively. The 2011 LTIP unit awards are based on achievement of adjusted EBITDA targets for each year and the 2012 LTIP unit awards are based on achievement of adjusted EBITDA targets and a three-year total shareholder return measure. The 2011 LTIP unit awards and the 2012 LTIP unit awards are further subject to three-year cliff vesting. In connection with the merger, outstanding 2011 LTIP units will vest at the maximum level of performance. Outstanding 2012 LTIP units will vest either at the target level of performance (if the merger is completed before July 1, 2013) or at the maximum level of performance (if the merger is completed on or after July 1, 2013). Each Sunrise performance unit that vests in connection with the merger will be converted into the right to receive, upon completion of the merger, cash in an amount equal to the transaction consideration in respect of each share of Sunrise common stock as to which such performance unit is vested.

        The following tables set forth the transaction consideration that would be received by Sunrise's executive officers and non-employee directors in respect of their vested and unvested stock options, shares of restricted stock, restricted stock units, and performance units if the merger were completed on December 1, 2012 and assuming that the transaction consideration is $14.50 per share of Sunrise common stock, without adjustment. The vesting of unvested equity compensation awards held by Sunrise's executive officers and non-employee directors would accelerate as a result of the merger, as described above.

  Executive Officers

Name	Vested Stock Options ($)		Unvested Stock Options ($)		Shares of Restricted Stock ($)		Restricted Stock Units ($)		Performance Units ($)		Total ($)
Mark S. Ordan(1)	3,519,996	(2)	3,520,007	(3)	476,717	(4)	660,939	(5)	6,019,211	(6)	14,196,870
C. Marc Richards	—		—		966,672	(7)	228,781	(8)	1,734,244	(9)	2,929,697
D. Gregory Neeb	—		2,396,671	(10)	966,672	(11)	343,172	(12)	3,125,330	(13)	6,831,845
David Haddock	—		—		483,343	(14)	266,916	(15)	2,023,287	(16)	2,773,546
Laura McDuffie	—		74,204	(17)	652,500	(18)	307,748	(19)	573,983	(20)	1,608,435

(1)
In addition to the equity awards reflected in this table, on March 19, 2008, Mr. Ordan was granted stock options to purchase 240,000 shares of Sunrise common stock at an exercise price of $18.25 per share. The stock options have a 10-year term. As of December 1, 2012, four-fifths of that grant had vested, and the remaining one-fifth is scheduled to vest on March 19, 2013, subject to continued employment on the vesting date. Because these stock options are "out-of-the-money,"

  Mr. Ordan would not be entitled to transaction consideration in respect of these stock options upon completion of the merger.

(2)
Represents vested stock options to purchase 333,333 shares of Sunrise common stock at an exercise price of $3.94 per share. The stock options have a ten-year term.

(3)
Represents unvested stock options to purchase 333,334 shares of Sunrise common stock at an exercise price of $3.94 per share, scheduled to vest on December 1, 2013, subject to continued employment on the vesting date. The stock options have a 10-year term.

(4)
Represents 32,877 shares of restricted stock scheduled to vest on March 19, 2013, subject to continued employment on the vesting date.

(5)
Represents 45,582 restricted stock units scheduled to vest in equal installments on March 16, 2013, March 16, 2014, and March 16, 2015, subject to continued employment on the vesting date.

(6)
Represents the June 1, 2011 grant of 139,186 (at target) and 278,372 (at maximum) 2011 LTIP units and the March 16, 2012 grant (approved by stockholders on May 2, 2012) of 136,746 (at target) and 273,492 (at maximum) 2012 LTIP performance units. Pursuant to the merger agreement, the 2011 LTIP units will vest at the maximum level of performance. The 2012 LTIP units will vest either at the target level of performance (if the merger is completed before July 1, 2013) or at the maximum level of performance (if the merger is completed on or after July 1, 2013). The table above assumes target level vesting for the 2012 LTIP units because of the assumed December 1, 2012 merger completion date.

(7)
Represents 66,667 shares of restricted stock scheduled to vest in equal installments on March 11, 2013 and March 11, 2014, subject to continued employment on the vesting date.

(8)
Represents 15,778 restricted stock units scheduled to vest in equal installments on March 16, 2013, March 16, 2014, and March 16, 2015, subject to continued employment on the vesting date.

(9)
Represents the June 1, 2011 grant of 48,179 (at target) and 72,268 (at maximum) 2011 LTIP units and the March 16, 2012 grant (approved by stockholders on May 2, 2012) of 47,335 (at target) and 71,002 (at maximum) 2012 LTIP units, subject to the terms described above in footnote 6.

(10)
Represents unvested stock options to purchase 333,334 shares of Sunrise common stock at an exercise price of $7.31 per share scheduled to vest in equal installments on January 25, 2013 and January 25, 2014, subject to continued employment on the vesting date. The stock options have a 10-year term.

(11)
Represents 66,667 shares of restricted stock scheduled to vest on October 1, 2013, subject to continued employment on the vesting date.

(12)
Represents 23,667 restricted stock units scheduled to vest in equal installments on March 16, 2013, March 16, 2014, and March 16, 2015, subject to continued employment on the vesting date.

(13)
Represents the June 1, 2011 grant of 72,269 (at target) and 144,538 (at maximum) 2011 LTIP units and the March 16, 2012 grant (approved by stockholders on May 2, 2012) of 71,002 (at target) and 142,004 (at maximum) 2012 LTIP units, subject to the terms described above in footnote 6.

(14)
Represents 33,334 shares of restricted stock scheduled to vest on October 1, 2013, subject to continued employment on the vesting date.

(15)
Represents 18,408 restricted stock units scheduled to vest in equal installments on March 16, 2013, March 16, 2014, and March 16, 2015, subject to continued employment on the vesting date.

(16)
Represents the June 1, 2011 grant of 56,209 (at target) and 84,313 (at maximum) 2011 LTIP units and the March 16, 2012 grant (approved by stockholders on May 2, 2012) of 55,224 (at target) and 82,836 (at maximum) 2012 LTIP units, subject to the terms described above in footnote 6.

(17)
Represents unvested stock options to purchase 6,667 shares of Sunrise common stock at an exercise price of $3.37 per share scheduled to vest on November 1, 2013, subject to continued employment on the vesting date. The stock options have a 10-year term.

(18)
Represents 20,000 shares of restricted stock scheduled to vest in equal installments on February 28, 2013, February 28, 2014, and February 28, 2015 and 25,000 shares of restricted stock scheduled to vest on November 1, 2013, in each case subject to continued employment on the vesting date.

(19)
Represents 10,706 restricted stock units scheduled to vest in equal installments on June 1, 2013 and June 1, 2014 and 10,518 restricted stock units scheduled to vest in equal installments on March 16, 2013, March 16, 2014, and March 16, 2015, subject to continued employment on the vesting date.

(20)
Represents the June 1, 2011 grant of 5,353 (at target) and 8,029 (at maximum) 2011 LTIP units and the March 16, 2012 grant (approved by stockholders on May 2, 2012) of 31,556 (at target) and 47,334 (at maximum) 2012 LTIP units, subject to the terms described above in footnote 6.

  Non-Employee Directors

Name	Vested Stock Options ($)		Deferred Vested Shares ($)		Total ($)
Glyn F. Aeppel	—		169,128	(1)	169,128
Thomas J. Donohue(2)	109,620	(3)	342,838	(4)	452,458
Stephen D. Harlan	—		342,838	(5)	342,838
Paul J. Klaassen	—		342,838	(6)	342,838
Lynn Krominga	—		169,128	(7)	169,128
William G. Little(8)	—		342,838	(9)	342,838

(1)
Represents 11,664 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered within three days after she ceases to serve on the Sunrise board.

(2)
In addition to the equity awards reflected in this table, Mr. Donohue holds the following vested stock options: stock options to purchase 20,000 shares of Sunrise common stock granted on May 13, 2004 at an exercise price of $17.08 per share, stock options to purchase 10,000 shares of Sunrise common stock granted on September 8, 2005 at an exercise price of $30.02, and stock options to purchase 10,000 shares of Sunrise common stock granted on May 16, 2006 at an exercise price of $36.06. Because these stock options are "out-of-the-money," Mr. Donohue would not be entitled to transaction consideration in respect of these stock options upon completion of the merger. The stock options have a 10-year term.

(3)
Represents vested stock options to purchase 54,000 shares of Sunrise common stock at an exercise price of $12.47 per share. The stock options have a 10-year term.

(4)
Represents 23,644 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered within three days after he ceases to serve on the Sunrise board.

(5)
Represents 23,644 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered within three days after he ceases to serve on the Sunrise board.

(6)
Represents 23,644 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered within three days after he ceases to serve on the Sunrise board.

(7)
Represents 11,664 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered on the earlier of the date she ceases to serve on the Sunrise board and January 3, 2013.

(8)
In addition to the equity awards reflected in this table, Mr. Little holds the following vested stock options: stock options to purchase 20,000 shares of Sunrise common stock granted on July 19, 2004 at an exercise price of $18.51 per share, stock options to purchase 10,000 shares of Sunrise common stock granted on September 8, 2005 at an exercise price of $30.02, and stock options to purchase 10,000 shares of Sunrise common stock granted on May 16, 2006 at an exercise price of $36.06. Because these stock options are "out-of-the-money," Mr. Little would not be entitled to transaction consideration in respect of these stock options upon completion of the merger. The stock options have a 10-year term.

(9)
Represents 23,644 vested shares of Sunrise Common Stock granted in respect of vested restricted stock units. The vested shares will be delivered within three days after he ceases to serve on the Sunrise board.

  Change in Control and Termination Benefits Under Sunrise Plans

  Executive Officers

        Except Ms. McDuffie, all of Sunrise's executive officers are party to employment agreements that provide severance benefits in the event that the executive officer's employment is terminated by Sunrise without cause or by the executive officer for good reason (i) before a change in control but after the execution of a definitive agreement, which, if executed, would result in a change in control, or (ii) within two years after a change in control (we refer to such a termination as a "qualifying termination of employment").

        Upon a qualifying termination of employment, the executive officers with employment agreements are entitled to receive, in addition to any accrued compensation and benefits through the date of termination, two times the sum of the executive officer's annual base salary and average annual bonus in respect of the two fiscal years immediately preceding the year in which the change in control occurs (or if the date of termination occurs prior to the payment date of such fiscal years' annual bonuses, the target bonus for the fiscal year in which the change in control occurs); plus the executive's target annual bonus for the year of termination, pro-rated through the date of termination.

        No severance is payable upon the executive officer's death or disability or termination of employment by the executive officer other than for good reason or by Sunrise for cause. In the event of such termination events, the executive officer would receive payment only of any accrued compensation and benefits. In addition, in the event of termination of employment by Sunrise for cause, the executive officer would forfeit any accrued but unpaid bonus for the prior fiscal year.

        Certain of the executive officers are entitled to receive post-employment health benefits following a termination of employment under certain circumstances. Under the employment agreements with Messrs. Ordan and Neeb, in the event the executive officer's employment is terminated (i) as a result of death or disability, (ii) by the executive officer for good reason or by Sunrise without cause (whether prior to, on, or after a change in control), or (iii) by the executive officer with the written consent of the Sunrise board before December 1, 2012 (for Mr. Ordan) or January 25, 2013 (for Mr. Neeb) or by the executive officer other than for good reason on or after December 1, 2012 (for Mr. Ordan) or January 25, 2013 (for Mr. Neeb), he will be entitled, if allowed by the Sunrise health benefits plan, to purchase on an after-tax basis group health benefits offered to Sunrise's active employees generally covering him, his spouse and his children until he attains, or in the case of death, would have attained, age 65 (but as to his children, only through their attainment of age 26), subject to delivery by him of an executed release of claims and non-revocation thereof (other than in the case of death).

        Under the employment agreements with Messrs. Richards and Haddock, in the event the executive officer's employment is terminated for any reason other than by Sunrise for cause, the executive officer (or his qualified beneficiaries in the event of death) is entitled to receive, at Sunrise's expense, COBRA coverage for up to 18 months following the date of termination, subject to delivery by him of an executed release and non-revocation thereof (other than in the case of death).

        In addition, Messrs. Ordan, Richards, Neeb and Haddock are subject to covenants of noncompetition and non-solicitation of Sunrise employees and customers during employment and for two years thereafter (provided that the noncompetition covenant will be reduced to six months if the executive officer's employment terminates at the end of his employment agreement term as a result of nonrenewal by Sunrise), and to perpetual duties of confidentiality and non-disparagement.

        On February 29, 2012, the Sunrise board appointed Laura McDuffie, then the Senior Vice President and Co-Head of Operations of Sunrise, to the position of Head of Operations. In connection with the appointment, Ms. McDuffie became an executive officer of Sunrise. As previously disclosed in a Form 8-K filed on March 16, 2012, Ms. McDuffie's target and maximum 2012 annual incentive bonus opportunities as Head of Operations are 75% and 100%, respectively, of her base salary of $300,000. Pursuant to Ms. McDuffie's amended and restated separation pay agreement dated as of April 20, 2010, in the event that Ms. McDuffie's employment is terminated by Sunrise without cause or by Ms. McDuffie for good reason within two years following a change in control, she is entitled to receive, subject to her execution and non-revocation of a release of claims against Sunrise, a lump sum severance payment equal to two times the sum of her then-current annual base salary, plus her target annual bonus for the year in which the termination occurs, paid on or before the later of 15 days following the termination date and eight days after she executes (and does not revoke) a release of claims.

        The table below sets forth the compensation that would be paid to Ms. McDuffie if the merger were completed on December 1, 2012 and she experienced a qualifying termination of employment immediately thereafter:

	Cash Severance— Two Times Base Salary ($)	Cash Severance— Target Annual Bonus ($)	Accelerated Vesting of Equity ($)(1)	Total ($)
Laura McDuffie	600,000	225,000	1,608,435	2,433,435

(1)
Ms. McDuffie's unvested stock options, shares of restricted stock, restricted stock units, and performance units vest in full upon completion of the mergers.

        For purposes of the employment agreements and Ms. McDuffie's amended and restated separation pay agreement:

  •
  "change in control" has the meaning set forth in the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended, which generally includes:

  •
  any individual, entity or group becoming the beneficial owner of more than 50% of Sunrise's then outstanding shares of common stock or the combined voting power of Sunrise's then outstanding voting securities entitled to vote generally in the election of directors (with certain specified exceptions);

  •
  a change in the composition of a majority of the Sunrise board (with certain specified exceptions);

  •
  consummation of a merger, reorganization, consolidation or a sale or other disposition of all or substantially all of Sunrise's assets, unless (a) immediately after the merger, Sunrise's stockholders immediately before the merger own, in substantially the same proportions as immediately before the merger, more than 50% of, respectively, the then outstanding common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, (b) no individual, entity or group beneficially owns more than 35% of the common stock or combined voting power of the then outstanding voting securities of the resulting corporation, or (c) at least a majority of the board of directors of the resulting corporation were members of the Sunrise board immediately prior to the merger; or

    •
    stockholder approval of a plan of complete liquidation or dissolution of Sunrise and the consummation of that transaction.

        Completion of the merger would constitute a change in control under this definition.

  •
  "good reason" is generally defined to mean:

  •
  a material diminution of the executive officer's duties or responsibilities, authorities, powers or functions (and includes, for Mr. Ordan, removal without cause from the Board and, for Mr. Neeb, will be deemed to have occurred if Sunrise ceases to be a publicly traded entity);

  •
  a relocation that would result in the executive's principal employment location being moved 35 miles or more and resulting in the executive's commute being increased by 35 miles or more;

  •
  except for Ms. McDuffie, any material breach by Sunrise of the executive's employment agreement; or

  •
  for Ms. McDuffie, Sunrise's failure to obtain satisfactory agreement from a successor to assume and perform Sunrise's obligations under her amended and restated separation pay agreement.

  •
  "cause" is generally defined to mean:

  •
  the executive's willful failure to perform or substantially perform his duties with Sunrise;

  •
  the executive's engaging in illegal conduct or gross misconduct that is willful and demonstrably and materially injurious to Sunrise's business, financial condition or reputation;

  •
  the executive's indictment for, or plea of guilty or nolo contendere with respect to, a felony or crime involving moral turpitude, fraud, forgery, embezzlement or similar conduct; or

  •
  except for Ms. McDuffie, the executive's willful and material breach of his obligations under the employment agreement.

        It is expected that each of Messrs. Ordan, Neeb and Haddock will transition from their roles at Sunrise following the close of the merger, except that Mr. Ordan has agreed to remain with Sunrise for up to a year following the completion of the merger to assist in the transition of the business.

  Non-Employee Directors

        The following table sets forth annual fees for nonemployee members of the Sunrise board during 2012. The fees are paid on a calendar-year basis, quarterly in advance. No separate meeting attendance fees are paid for attending meetings of committees of the Sunrise board.

Board Retainer	$150,000	(1)
Committee Chair Retainer:
Audit Committee	$25,000
Compensation Committee	$15,000
Fee for Serving on Audit Committee (other than the Committee Chair)	$10,000
Lead Director Fee	$50,000
Non-Executive Chair of the Board Fee	$100,000

(1)
For 2012, the annual retainer for the Sunrise board was paid 50% in cash and 50% in the form of a grant of 11,664 restricted stock units to each of the non-employee directors. The grant was made on January 4, 2012 under the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended. The restricted stock units represent the right to receive an equivalent number of shares of Sunrise's common stock and have a value of $75,000 based on the closing price on the NYSE of the Sunrise common stock on January 4, 2012 of $6.43 per share. The restricted stock units vested in four equal quarterly installments of 2,916 units on January 4, 2012, April 1, 2012, July 1, 2012 and October 1, 2012. For Ms. Krominga, vested shares will be delivered upon the earlier of January 3, 2013 and the date she ceases to be a director. For Ms. Aeppel and Messrs. Donohue, Harlan, Klaassen and Little, who each elected to defer delivery of their vested shares, vested shares will be delivered within three days after they cease to be directors. Vesting of director restricted stock units accelerates upon consummation of a "change in control," as defined in the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended. Completion of the merger would constitute a change in control under this definition.

In addition, all non-employee directors will be reimbursed for reasonable expenses incurred in attending meetings of the Sunrise board or committees thereof.

Mark S. Ordan, Sunrise's chief executive officer, does not receive fees for serving on the Sunrise board.

  Quantification of Change in Control and Termination Payments and Benefits to the Sunrise Named Executive Officers

        The following table sets forth the amount of payments and benefits that each Sunrise named executive officer would receive in connection with the merger, assuming the merger occurred on December 1, 2012, and (except as provided otherwise in the footnotes to the table) the employment of the applicable named executive officer were terminated other than for cause or the named executive officer resigned for good reason, in each case on such date. Sunrise's "named executive officers" for purposes of the table are the following individuals:

  •
  Mark S. Ordan, Chief Executive Officer;

  •
  C. Marc Richards, Chief Financial Officer;

  •
  Julie A. Paneglinan, Former Chief Financial Officer;

  •
  D. Gregory Neeb, Chief Investment and Administrative Officer; and

  •
  David Haddock, General Counsel and Secretary.

        The payments and benefits set forth below are subject to a nonbinding advisory vote of Sunrise's shareholders, as described under "Proposal 2: Approval of Advisory Say-on-Merger-Pay Proposal." For additional details regarding the terms of the payments quantified below, see "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger."

Golden Parachute Compensation

Name	Cash ($)(1)	Equity ($)(2)	Benefits ($)(3)	Total ($)
Mark S. Ordan Chief Executive Officer	6,097,534	10,676,874	—	16,774,408
C. Marc Richards Chief Financial Officer	1,476,164	2,929,697	32,418	4,438,278
Julie A. Pangelinan(4) Former Chief Financial Officer	—	—	—	—
D. Gregory Neeb Chief Investment and Administrative Officer	2,664,247	6,831,845	—	9,496,091
David Haddock General Counsel and Secretary	1,722,192	2,773,546	32,418	4,528,156

(1)
The named executive officers are entitled to "double trigger" severance payments upon a qualifying termination of employment in connection with a change in control (including the merger) as described in "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger." The severance benefits are subject to the named executive officer's execution (and non-revocation) of a general release of claims against Sunrise and certain affiliated parties. Generally, the named executive officers are subject to covenants of noncompetition and non-solicitation of Sunrise employees and customers during employment and for two years thereafter, and to perpetual duties of confidentiality and non-disparagement. The severance payments disclosed in this column consist, for each named executive officer, of the following components paid in a cash lump sum within 30 days following the qualifying termination of employment:

	Two Times Base Salary ($)	Two Times Average Annual Bonus ($)	Pro-Rated Target Bonus ($)	Total ($)
Mark S. Ordan	1,300,000	3,900,000	897,534	6,097,534
C. Marc Richards	600,000	600,000	276,164	1,476,164
D. Gregory Neeb	900,000	1,350,000	414,247	2,664,247
David Haddock	700,000	700,000	322,192	1,722,192
(2)
In accordance with the merger agreement and the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended, the outstanding equity awards held by named executive officers vest on a "single-trigger" basis upon completion of the merger. Moreover, outstanding 2011 LTIP units will vest at the maximum level of performance and outstanding 2012 LTIP units will vest either at the target level of performance (if the merger is completed before July 1, 2013) or at the maximum level of performance (if the merger is completed on or after July 1, 2013). Amounts in the table reflect only the value of unvested awards, the vesting of which will be accelerated upon the consummation of the merger. See "The Merger—Interests of Sunrise's Directors and Executive Officers in the Merger" for further information about accelerated vesting of equity awards.

(3)
Under their employment agreements, Messrs. Richards and Haddock are entitled to "double-trigger" post-employment medical benefits in the form of Sunrise-paid COBRA coverage for up to 18 months following the date of the qualifying termination of employment. As with cash severance payments, this benefit is subject to the applicable named executive officer's execution (and non-revocation) of a general release of claims against Sunrise and certain affiliated parties.

(4)
Ms. Pangelinan's employment was terminated effective March 11, 2011.

  Code Sections 280G and 4999 Tax Mitigation Actions

        Pursuant to the merger agreement, Sunrise may take certain actions to mitigate adverse tax consequences triggered under Code Sections 280G and 4999 in connection with the merger if the merger occurs after December 31, 2012, including, for example, accelerating the vesting of payments or accelerating the payment of amounts that would otherwise be paid in 2013 into 2012.

Material U.S. Federal Income Tax Consequences of the Mergers

        The following is a summary of the material United States federal income tax consequences of the mergers to U.S. holders (as defined below) of Sunrise common stock whose shares are exchanged for cash pursuant to the mergers. This summary is based on provisions of the Internal Revenue Code of 1986, as amended (which we refer to as the "Code"), United States Treasury Regulations promulgated thereunder, judicial opinions and administrative rulings and published positions of the United States Internal Revenue Service, each in effect as of the date of this proxy statement. These authorities may change, possibly with retroactive effect, and any such change could affect the accuracy of the statements and conclusions set forth in this summary. This discussion does not address any tax consequences arising under the unearned income Medicare contribution tax pursuant to the Health Care and Education Reconciliation Act of 2010, and any state, local or foreign tax consequences, nor does it address any U.S. federal tax considerations other than those pertaining to the U.S. federal income tax.

        For purposes of this discussion, the term "U.S. holder" means a beneficial owner of shares of Sunrise common stock that is:

  •
  a citizen or resident of the United States;

  •
  a corporation (or any other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the United States, any state thereof, or the District of Columbia;

  •
  a trust if (i) a court within the United States is able to exercise primary supervision over the trust's administration and one or more U.S. persons are authorized to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or

  •
  an estate that is subject to U.S. federal income tax on its worldwide income from all sources.

        This summary applies only to U.S. holders of Sunrise common stock who hold such shares as capital assets within the meaning of Section 1221 of the Code (generally, property held for investment). Further, this summary does not purport to consider all aspects of U.S. federal income taxation that might be relevant to holders in light of their particular circumstances and does not apply to shareholders subject to special rules under the U.S. federal income tax laws (including, for example, banks and certain other financial institutions, insurance companies, tax-exempt organizations, dealers or brokers in securities, traders in securities that elect to apply a mark-to-market method of accounting, persons liable for the alternative minimum tax, partnerships or other pass-through entities or investors in partnerships or such other entities, persons that are not U.S. persons, U.S. holders whose functional currency is not the U.S. dollar, holders who hold shares of Sunrise common stock as part of a straddle, hedge, constructive sale, conversion transaction or other integrated investment, holders who acquired shares of Sunrise common stock pursuant to the exercise of employee stock options or otherwise as compensation and holders who, at any time during the five-year period ending on the date of the mergers have owned, actually and/or constructively, more than 5% of Sunrise common stock).

        If a partnership (including for this purpose any entity or arrangement treated as a partnership for U.S. federal income tax purposes) holds shares of Sunrise common stock, the tax treatment of a partner in that partnership will generally depend on the status of the partner and the activities of the partnership. If you are a partner of a partnership holding shares of Sunrise common stock, you should consult your tax advisor regarding the tax consequences of the receipt of the special cash dividend, if any, and of exchanging the shares of Sunrise common stock for cash pursuant to the mergers.

        All holders of Sunrise common stock should consult their own tax advisors to determine the particular tax consequences to them of the mergers, including the applicability and effect of the alternative minimum tax and any state, local, foreign and other tax laws.

        The receipt of cash by U.S. holders in exchange for shares of Sunrise common stock pursuant to the mergers will be a taxable transaction for U.S. federal income tax purposes and may also be a taxable transaction under applicable state, local, foreign and other tax laws. In general, a U.S. holder who receives cash in exchange for shares of Sunrise common stock pursuant to the mergers will recognize gain or loss for U.S. federal income tax purposes in an amount equal to the difference, if any, between (1) the amount of cash received and (2) the U.S. holder's adjusted tax basis in such shares. Gain or loss must be determined separately for each block of shares of Sunrise common stock (i.e., shares acquired for the same cost in a single transaction) exchanged pursuant to the mergers. Such gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the U.S. holder's holding period for such shares is more than one year as of the date of the mergers. Long-term capital gains of certain noncorporate U.S. holders, including individuals, are generally subject to U.S. federal income tax at preferential rates. The deductibility of capital losses is subject to limitations.

        The U.S. federal income tax consequences of the special cash dividend, if any, are uncertain. Some authorities have characterized a pre-merger distribution as additional merger consideration while other authorities have respected the form of such distribution as a dividend. Because the special cash dividend, if any, would be paid in the form of a dividend and would be paid out of the paying corporation's own funds, Sunrise intends to treat the special cash dividend, if any, as a distribution for U.S. federal income tax purposes. It is possible that the Internal Revenue Service or a court could disagree with the characterization of the special cash dividend, if any, as a distribution for U.S. federal income tax purposes and instead treat such special cash dividend as additional merger consideration. In such case, the U.S. federal income tax consequences to a holder of Sunrise common stock would be the same as those described above.

        Assuming the special cash dividend, if any, is characterized as distribution for U.S. federal income tax purposes, such distribution will constitute a dividend for U.S. federal income tax purposes to the extent of Sunrise's current or accumulated earnings and profits as determined for U.S. federal income tax purposes. Any portion of such distribution not constituting a dividend will be treated as first reducing the adjusted basis in the U.S. holder's shares of Sunrise common stock and, to the extent it exceeds the adjusted basis in the U.S. holder's shares of Sunrise common stock, as gain from the sale or exchange of such shares.

        To the extent the special cash dividend, if any, is treated as a dividend for U.S. federal income tax purposes, individual U.S. holders who meet applicable holding period requirements under the Code for "qualified dividends" (generally more than 60 days during the 121-day period surrounding the ex-dividend date) would be taxed on such special cash dividend at a maximum U.S. federal income tax rate of 15%. However, the reduced tax rate for qualified dividends is scheduled to expire on December 31, 2012, unless further extended by the U.S. Congress. In addition, to the extent the special cash dividend, if any, is treated as a dividend for U.S. federal income tax purposes, corporate U.S. holders may be eligible for the dividends-received deduction. The dividends-received deduction is subject to certain limitations. In addition, any amount received by a corporate U.S. holder that is treated as a dividend may be subject to the "extraordinary dividend" provisions of the Code. U.S. holders that are corporations should consult their own tax advisors as to the tax consequences of dividend treatment in their particular circumstances.

  Information Reporting and Backup Withholding

        Payments made to U.S. holders in exchange for shares of Sunrise common stock pursuant to the mergers (and payments of the special cash dividend, if any) will be subject to information reporting and may be subject to backup withholding (currently, at a rate of 28%). The current backup withholding rate of 28% is scheduled to expire on December 31, 2012, and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless further extended by the U.S. Congress. To avoid backup withholding, each U.S. holder that does not otherwise establish an exemption should complete and return IRS Form W-9, certifying that such U.S. holder is a U.S. person, the taxpayer identification number provided is correct and such U.S. holder is not subject to backup withholding.

        Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a holder's U.S. federal income tax liability, provided the required information is timely furnished to the Internal Revenue Service.

Regulatory Approvals

        The merger is subject to the requirements of the HSR Act, and the rules and regulations promulgated thereunder, which provide that certain acquisition transactions may not be consummated until required information has been furnished to the Antitrust Division of the Department of Justice (which we refer to as the "DOJ") and the Federal Trade Commission (which we refer to as the "FTC") and until certain waiting periods have been terminated or have expired. Sunrise and Health Care REIT each filed the requisite notification and report forms with the FTC and the DOJ under the HSR Act with respect to the merger on September 26, 2012. The waiting period under the HSR Act applicable to the merger expired on October 26, 2012.

        The receipt of state regulatory approvals or any regulatory approvals related to the management business sale or the management business spin-off is not a condition to closing of the merger, although Health Care REIT may extend the closing date on one or more occasions to a date that is no later than August 21, 2013 for purposes of completing the sale or spin-off of the management business or to receive certain state regulatory approvals.

Certain Litigation Related to the Merger

        Following the announcement of the proposed merger on August 22, 2012, a complaint was filed on September 6, 2012 in the Court of Chancery for the State of Delaware, challenging the proposed merger on behalf of a putative class of Sunrise stockholders and naming as defendants Sunrise, its directors and Health Care REIT. The complaint generally alleges that the individual defendants breached their fiduciary duties in connection with the proposed merger and that the entity defendants aided and abetted that breach. The complaint seeks, among other things, an injunction barring completion of the merger and an award of plaintiffs' expenses.

        In addition, a complaint was filed on October 23, 2012 in the U.S. District Court for the Eastern District of Virginia, challenging the proposed merger on behalf of a putative class of Sunrise stockholders, and naming as defendants Sunrise, its directors and Health Care REIT, Holdco, Holdco

Sub and Merger Sub. The complaint generally alleges that the individual defendants breached their fiduciary duties in connection with the proposed merger and violated Sections 14(a) and 20(a) of the Exchange Act by omitting material facts from this proxy statement and that the entity defendants aided and abetted such breaches. The complaint seeks, among other things, an injunction barring completion of the merger and an award of plaintiffs' expenses.

        On December 5, 2012, Sunrise entered into a memorandum of understanding regarding settlement with the plaintiffs. While Sunrise believes that the claims in both complaints are without merit, Sunrise has agreed, in order to avoid the expense and burden of continued litigation and pursuant to the terms of the proposed settlement, to make in this proxy statement certain supplemental disclosures related to the proposed merger. Subject to completion of certain confirmatory discovery by plaintiffs' counsel, the memorandum of understanding contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to Sunrise's stockholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the U.S. District Court for the Eastern District of Virginia will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed merger, the merger agreement, and any disclosure made in connection therewith, pursuant to terms that will be disclosed to stockholders before final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the U.S. District Court for the Eastern District of Virginia will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated.

Financing

        Health Care REIT estimates that the total amount of funds necessary to be paid to Sunrise stockholders and holders of other Sunrise equity-based interests to complete the merger (assuming the conversion of all of Sunrise's 5.00% Junior Subordinated Convertible Notes due 2041) is approximately $1.05 billion. Health Care REIT expects to use cash on hand and other funds available to it to fund the acquisition of Sunrise.

Householding

        The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. As permitted by the Exchange Act, only one copy of this proxy statement is being delivered to shareholders residing at the same address, unless shareholders have notified Sunrise of their desire to receive multiple copies of the proxy statement. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm, and your account number to Broadridge Financial Solutions, Householding Department, 51 Mercedes Way, Edgewood, New York 11717 (telephone number: 1-800-542-1061). The revocation of your consent to householding will be effective 30 days following its receipt.

        In any event, if you did not receive an individual copy of this proxy statement, Sunrise will deliver promptly a copy to you if you address your written request to or call Sunrise Senior Living, Inc., 7900 Westpark Drive, Suite T-900, McLean, Virginia 22102, Attention: Investor Relations (telephone number: 703-273-7500). If you are receiving multiple copies of Sunrise's proxy statement, you can request householding by contacting Investor Relations in the same manner.

THE MERGER AGREEMENT

        The summary of the material provisions of the merger agreement below and elsewhere in this proxy statement is qualified in its entirety by reference to the merger agreement, a copy of which is enclosed with this proxy statement as Annex A. This summary may not contain all of the information about the merger agreement that is important to you. Sunrise urges you to read carefully the merger agreement in its entirety as it is the legal document governing the mergers.

        The merger agreement contains representations and warranties that the parties have made to one another as of specific dates. The assertions embodied in the representations and warranties in the merger agreement were made solely for purposes of the merger agreement and the transactions and agreements contemplated thereby among the parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard that is materially different from those generally applicable to stockholders, and may have been used for the purposes of allocating risk among the parties to the merger agreement rather than establishing matters as fact.

 Form of the Mergers

        Pursuant to the merger agreement, Sunrise will engage in a holding company merger in which each share of Sunrise common stock is converted into one share of common stock of the holding company, and, promptly thereafter, Health Care REIT will acquire the holding company and the shares of common stock of the holding company will be converted into the transaction consideration. More specifically:

  •
  First, in the holding company merger, Holdco Sub will merge with and into Sunrise, with Sunrise surviving as a direct wholly owned subsidiary of Holdco. In the holding company merger, each share of Sunrise common stock will be automatically converted into one share of Holdco.

  •
  After the holding company merger, in the merger, Merger Sub will merge with and into Holdco, with Holdco surviving as a direct wholly owned subsidiary of Health Care REIT. In the merger, each share of Holdco common stock (other than shares held by Health Care REIT, Holdco or any of their respective wholly owned subsidiaries on their own behalf immediately prior to the effective time of the merger, which we refer to as "excluded shares," and which will be cancelled without consideration) will be converted into the right to receive the transaction consideration of $14.50 per share in cash, plus, if Health Care REIT exercises its extension right, each of the conditions to the merger (other than those conditions to be satisfied or waived at the closing) has been satisfied or waived, and the closing shall not have occurred on or prior to February 21, 2013, $0.007621 in cash for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. As described under "—Consideration to Sunrise Stockholders," a portion of such transaction consideration payable to Sunrise stockholders may be paid by means of a special cash dividend. However, in all cases, the overall transaction consideration payable to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement will remain the same regardless of the payment of any special cash dividend.

        As a result of the above mergers, Health Care REIT will acquire Sunrise and the shares of Sunrise common stock will no longer be listed on any stock exchange or quotation system.

        The following diagrams summarize the organizational structure of Sunrise immediately before and after the mergers. The diagrams do not depict any legal entities owned by Sunrise or Health Care REIT other than those related to the mergers, nor do they depict any aspects of the reorganization, management business sale, management business spin-off or special cash dividend. For a diagram summarizing the structure of Sunrise immediately before and after the mergers and giving effect to the reorganization and the sale of the management business pursuant to the management business sale agreement (as defined below), see "—Sale or Spin-Off of the Management Business."

Consideration to Sunrise Stockholders

  Holding Company Merger

        At the effective time of the holding company merger, upon the terms and subject to the conditions set forth in the merger agreement, each share of Sunrise common stock (including restricted shares of Sunrise common stock granted pursuant to Sunrise's equity compensation plans, which will vest and become free of such restrictions immediately prior to the effective time of the holding company merger) outstanding as of immediately prior to the effective time of the holding company merger will be converted into one newly issued share of Holdco common stock.

        Each share of Holdco Sub common stock, par value $0.01 per share, outstanding as of immediately prior to the effective time of the holding company merger will be converted into and become one share of common stock of the surviving company of the holding company merger and will constitute the only outstanding shares of capital stock of such company.

  Merger

        Promptly following the effective time of the holding company merger, at the effective time of the merger, upon the terms and subject to the conditions set forth in the merger agreement, each outstanding share of Holdco common stock will be cancelled and converted into the right to receive the transaction consideration of $14.50 in cash, without interest, for each share of Sunrise common stock outstanding as of immediately prior to the effective time of the merger, other than the following shares:

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  excluded shares, which will be cancelled and no payment will be made with respect thereto; and

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  shares of Holdco common stock that are held by stockholders that have properly exercised their appraisal rights in accordance with Delaware law (refer to the "Appraisal Rights" section below).

        The transaction consideration payable to holders of Holdco common stock is subject to possible adjustment in the following circumstances:

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  If the conditions to the closing of the merger have been satisfied or waived, but Health Care REIT has exercised its right under the merger agreement to delay the closing beyond February 21, 2013, then the transaction consideration will be increased by $0.007621 in cash for each day during the period commencing on February 21, 2013 and ending on the date the merger is completed. See "—Closing; Effective Time of Merger; Extension Right."

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  The transaction consideration will be adjusted appropriately to reflect the effect of any change in the number of outstanding shares of Sunrise common stock by reason of any stock dividend, subdivision, split-up, combination or the like, other than pursuant to the merger, that occurs between the date of the merger agreement and the effective time of the merger.

        In addition, if Sunrise pays the special cash dividend, the per share merger consideration payable to Sunrise stockholders will be decreased by an amount equal to the per share amount of the special cash dividend. See "—The Reorganization, Management Business Sale, Management Business Spin-Off and Special Cash Dividend." However, in all cases, the sum of the per share merger consideration and the per share special cash dividend, if any, will equal the transaction consideration of $14.50 per share payable in cash to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement (which may be increased in the circumstances described in "—Consideration to Sunrise Stockholders").

        Each share of common stock of Merger Sub outstanding immediately prior to the effective time of the merger will be converted into and become one share of common stock of the surviving company of the merger and will constitute the only outstanding shares of capital stock of such company.

Effects of the Merger

  Ownership

        As a result of the merger, Health Care REIT will acquire Sunrise. Therefore, current Sunrise stockholders will cease to have direct or indirect ownership interests in Sunrise or rights as Sunrise stockholders, will not participate in any future earnings or growth of Sunrise, will not benefit from any appreciation in value of Sunrise and will not bear the future risks of Sunrise's operations.

        Following completion of the merger, Sunrise common stock will be delisted from the NYSE and deregistered under the Exchange Act. As a result, the shares of Sunrise common stock will no longer be listed on any stock exchange or quotation system. This will make certain provisions of the Exchange Act, such as the requirement of furnishing a proxy or information statement in connection with stockholders' meetings, no longer applicable to Sunrise. Sunrise will also no longer be required to file periodic reports with the SEC on account of shares of Sunrise common stock.

  Certificate of Incorporation and Bylaws

        At the effective time of the holding company merger, (1) the certificate of incorporation and bylaws of Holdco will be amended and restated to read in their entirety as the certificate of incorporation and bylaws of Sunrise, respectively (except that references to the name of Sunrise will be replaced by references to the name of Holdco) and (2) the certificate of incorporation and bylaws of Sunrise will be the certificate of incorporation and bylaws, respectively, of the surviving company of the holding company merger.

        At the effective time of the merger, (1) the certificate of incorporation of Holdco will be amended and restated to read in its entirety as the certificate of incorporation set forth in Annex C enclosed herewith, and, as so amended and restated, will be the certificate of incorporation of the surviving company of the merger and (2) the bylaws of Merger Sub, as in effect immediately prior to such time, will be the bylaws of the surviving company of the merger (except that references to the name of Merger Sub will be replaced by references to the name of the surviving company of the merger).

  Directors and Officers

        The directors and officers of Merger Sub immediately prior to the effective time of the merger will be the directors and officers, respectively, of the surviving company of the merger, in each case until their respective successors are duly elected or appointed and qualified in accordance with law.

Closing; Effective Time of Merger; Extension Right

        Unless the parties otherwise agree, the closing of the merger will occur on the later of (1) November 21, 2012 (which we refer to as the "target closing date") and (2) the second business day following the satisfaction or waiver of each of the conditions to the closing of the merger, as set forth in the merger agreement (other than those conditions to be satisfied or waived at the closing, but subject to the satisfaction or waiver of such conditions at closing).

        Health Care REIT may extend the target closing date on one or more occasions to a date that is no later than August 21, 2013. However, if at any time following the exercise of Health Care REIT's extension right, all conditions set forth in the definitive agreement(s) providing for the management business sale or the management business spin-off, as applicable (other than those conditions to be satisfied or waived at the closing of the transactions contemplated thereby), shall have been satisfied or waived, and all of the specified state regulatory approvals shall have been obtained, the closing of the merger will occur on the second business day thereafter, unless the parties otherwise agree.

Treatment of Stock Options and Other Equity Awards

  Stock Options

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  In the holding company merger, each outstanding stock option to acquire shares of Sunrise common stock, whether vested or unvested, granted pursuant to Sunrise's stock plans will be converted into a stock option to acquire shares of Holdco common stock on equivalent terms and conditions (including exercise price and number of shares subject to such stock option).

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  In the merger, each such outstanding stock option to acquire shares of Holdco common stock, whether vested or unvested, will become vested and exercisable and be converted into the right to receive, at the effective time of the merger, an amount in cash, less applicable withholding taxes, equal to the product of (1) the excess, if any, of the transaction consideration (which, for this purpose, shall not be adjusted as a result of the payment of any special cash dividend, if applicable) over the per share exercise price of such stock option and (2) the number of shares subject to the stock option. However, if the per share exercise price of any such stock option is greater than or equal to the transaction consideration, then the stock option will be canceled upon consummation of the merger without any cash payment made in respect of the stock option.

  Restricted Stock Units

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  In the holding company merger, each unit representing the right to receive shares of Sunrise common stock granted pursuant to Sunrise's stock plans (other than Sunrise performance units (which are treated as described below)) will be converted into a unit representing the right to receive shares of Holdco common stock on equivalent terms and conditions (including number of units).

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  In the merger, each such converted unit will be cancelled and converted at the effective time of the merger into the right to receive the transaction consideration (which, for this purpose, shall not be adjusted as a result of the payment of any special cash dividend, if applicable) for each share of Holdco common stock subject to such unit, less applicable withholding taxes.

  Performance Units

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  In the holding company merger, each 2011 LTIP unit and 2012 LTIP unit will be converted into a unit representing the right to receive shares of Holdco common stock on equivalent terms and conditions (including number of units, performance goals, and performance period) (which we refer to as a "Holdco 2011 LTIP unit" or "Holdco 2012 LTIP unit," as applicable).

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  In the merger:

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  For each Holdco 2011 LTIP unit, each of the performance goals (for the corresponding Sunrise performance unit) will be deemed to have been satisfied, as of immediately prior to the effective time of the merger, at the maximum level.

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  For each Holdco 2012 LTIP unit, each of the performance goals (for the corresponding Sunrise performance unit) will be deemed to have been satisfied, as of immediately prior to the effective time of the merger, at (1) the target level, if the effective time of the merger occurs before July 1, 2013, or (2) the maximum level, if the effective time of the merger occurs on or after July 1, 2013.

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  The portion of each Holdco performance unit for which the performance goals have been satisfied, as described above, shall vest, become free of restrictions and be cancelled and converted at the effective time of the merger into the right to receive the transaction consideration (which, for this purpose, shall not be adjusted as a result of the payment of any special cash dividend, if applicable), less applicable withholding taxes.

Payment Procedures

        Prior to the closing date, Health Care REIT will designate a bank or trust company that is reasonably satisfactory to Sunrise to serve as the disbursing agent for the transaction consideration. Prior to the effective time of the merger, Health Care REIT will deposit, or will cause to be deposited, with the disbursing agent cash in an aggregate amount sufficient to pay (1) the transaction consideration and the special cash dividend, if applicable, payable in respect of all shares of Holdco common stock outstanding prior to the effective time of the merger and (2) the transaction consideration payable in respect of all Holdco equity awards outstanding prior to the effective time of the merger.

        As promptly as practicable after the effective time of the merger (and in any event within three business days), the surviving company of the merger shall send, or cause the disbursing agent to send, to the record holders of Holdco shares as of immediately prior to the effective time of the merger letters of transmittal and instructions for exchanging their Holdco shares for the transaction consideration payable therefor (and, if applicable, to receive the special cash dividend with respect to such shares).

        Upon surrender of Holdco shares, whether in book-entry or certificated form (including certificates formerly evidencing shares of Sunrise common stock as of immediately prior to the effective time of the holding company merger), to the disbursing agent together with a properly completed letter of transmittal and any other documents reasonably required by the disbursing agent, stockholders will be entitled to receive the transaction consideration (and, if applicable, the special cash dividend) payable in exchange thereof, without interest.

        If payment is to be made by the disbursing agent to a person other than the registered holder of the Holdco shares, the shares so surrendered, whether in book-entry or certificated form (including certificates formerly evidencing shares of Sunrise common stock as of immediately prior to the effective time of the holding company merger), must be properly endorsed or otherwise be in proper form for transfer, and the person requesting such payment must pay to the disbursing agent any applicable transfer and other similar taxes required as a result of such payment to a person other than the registered holder or establish to the satisfaction of the disbursing agent that such taxes have been paid or are not payable.

        You should not forward your stock certificates to the disbursing agent without a letter of transmittal, and you should not return your stock certificates with the enclosed proxy. The transmittal instructions will tell you what to do if you have lost stock certificate(s) formerly evidencing shares of Sunrise common stock as of immediately prior to the effective time of the holding company merger, or if your stock certificate(s) has (or have) been stolen or destroyed. You will have to provide an affidavit to that fact and, if required by the surviving company of the merger, post a bond in an amount that such company or the disbursing agent reasonably directs as indemnity against any claim that may be made against it in respect of the stock certificate(s). Health Care REIT, the surviving corporation of the merger and the disbursing agent will be entitled to deduct and withhold from any amounts otherwise payable pursuant to the merger agreement any amounts required to be deducted and withheld with respect to the making of such payment under any applicable tax law. To the extent any amounts are so deducted and withheld and paid over to the applicable governmental authority, such deducted or withheld amounts shall be treated for all purposes as having been paid to the person in respect of which such deduction and withholding were made.

        Upon demand, the disbursing agent will return to Health Care REIT or the surviving company of the merger all applicable unclaimed funds in its possession twelve months after the effective time of the merger. After that time, if you have not received payment of the transaction consideration (or the special cash dividend, if applicable), you may look only to the surviving company of the merger for payment of the transaction consideration and the special cash dividend, if applicable, subject to applicable law. None of Health Care REIT, Merger Sub, Holdco, Holdco Sub, Sunrise, the surviving company of the merger, the disbursing agent or any of their respective directors, officers or employees or agents will be liable to any holder of Sunrise stock certificates or book-entry shares for an amount paid to a public official pursuant to any applicable unclaimed property law, and any amounts remaining unclaimed by holders of Sunrise stock certificates or book-entry shares as of the date on which such amounts would otherwise escheat to or become property of any governmental authority will, to the extent permitted by law, become the property of the surviving company of the merger.

Representations and Warranties

        The merger agreement contains representations and warranties made by each of Sunrise, Health Care REIT and Merger Sub. Some of the significant representations and warranties made by Sunrise contained in the merger agreement relate to, among other things:

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  the due organization, valid existence, good standing, corporate power and authority of Sunrise, its subsidiaries and its significant joint ventures;

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  corporate authorization;

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  the enforceability of the merger agreement against Sunrise, Holdco and Holdco Sub;

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  the approval by the Sunrise board of the merger agreement;

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  the required filings with, and the consents, approvals, authorizations, permits of, actions by, filings with or notifications to governmental authorities in connection with the transactions contemplated by the merger agreement;

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  the absence of conflicts with, or violations of, laws, organizational documents or other obligations or contracts;

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  the capitalization of Sunrise, Holdco and Holdco Sub;

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  Sunrise's ownership interests in joint ventures and subsidiaries;

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  Sunrise's SEC filing compliance since January 1, 2010, including financial statements contained therein;

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  the absence of undisclosed liabilities;

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  the accuracy of the information supplied by Sunrise in this proxy statement;

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  the absence of certain changes and nonexistence of a material adverse effect on Sunrise;

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  the absence of undisclosed broker's and finder's fees;

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  the receipt of an opinion from Sunrise's financial advisor;

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  compliance with laws and permits;

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  benefits matters and ERISA compliance;

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  employee and labor matters;

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  litigation or investigations;

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  tax matters;

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  environmental matters;

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  intellectual property matters;

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  matters related to the senior living facilities owned, leased, subleased, managed or operated by Sunrise or any of its subsidiaries or significant joint ventures (which we refer to as the "Sunrise facilities");

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  matters with respect to Sunrise's owned and leased real property;

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  matters with respect to certain of Sunrise's contracts;

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  insurance matters;

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  the ownership and operations of Holdco and Holdco Sub; and

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  the inapplicability of state takeover statutes to the merger.

        Many of the representations and warranties in the merger agreement made by Sunrise are qualified by a "materiality" or "material adverse effect" standard (that is, they will not be deemed to be untrue or incorrect unless their failure to be true or correct, individually or in the aggregate, would, as the case may be, have, or be reasonably expected to have, a material adverse effect on Sunrise and its subsidiaries, taken as a whole, as defined in the merger agreement).

        Under the merger agreement a material adverse effect with respect to Sunrise and its subsidiaries is generally defined as any change, event or development that has or would reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition or continuing results of operations of Sunrise and its subsidiaries, taken as a whole. The definition excludes any effect relating to or resulting from:

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  changes, events or developments in or affecting general economic or regulatory conditions, or in the securities, credit or financial markets (including interest rates and exchange rates), except to the extent adversely and disproportionately affecting Sunrise and its subsidiaries, taken as a whole, relative to other companies in the industries in which Sunrise and its subsidiaries operate;

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  changes, events or developments resulting from any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war (whether or not declared) or terrorism, except to the extent adversely and disproportionately affecting Sunrise and its subsidiaries, taken as a whole, relative to other companies in the industries in which Sunrise and its subsidiaries operate;

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  changes, events or developments generally affecting the industries in which Sunrise or its subsidiaries operate, except to the extent adversely and disproportionately affecting Sunrise and its subsidiaries, taken as a whole, relative to other companies in the industries in which Sunrise and its subsidiaries operate;

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  changes or developments in law or U.S. generally accepted accounting principles, or the interpretation thereof, or changes or developments in regulatory, legislative or other political conditions or developments, except to the extent adversely and disproportionately affecting Sunrise and its subsidiaries, taken as a whole, relative to other companies in the industries in which Sunrise and its subsidiaries operate;

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  the execution or announcement of, or compliance with, the merger agreement (other than compliance with its obligations to, and to cause its subsidiaries to, and to use reasonable best efforts to cause its significant joint ventures to, conduct their respective businesses and operate their facilities in the ordinary course and in compliance with law and to use all commercially reasonable efforts to maintain and preserve intact its business organization) or the transactions contemplated by the merger agreement (including, for these purposes, the reorganization, the management business sale, the management business spin-off and the special cash dividend), including the impact thereof on the relationships, contractual or otherwise, of Sunrise with suppliers, residents, lenders, landlords or joint venture partners, and including any litigation, arbitration, claim, investigation, suit, action or proceeding pending with respect to the merger, the reorganization, the management business sale, the management business spin-off or the special cash dividend;

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  any action taken at the request of Health Care REIT and any failure to take an action that is prohibited by the merger agreement and with respect to which Health Care REIT has not granted a written waiver within two business days after a written request from Sunrise;

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  changes in the share price or trading volume of the shares of Sunrise common stock or in Sunrise's credit rating (provided that any change, event or development underlying such change may be taken into account in determining whether there has been or will be a material adverse effect on Sunrise so long as it is not otherwise excluded by this definition); or

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  the failure of Sunrise to meet any internal or external projections or forecasts or estimates of revenues, earnings or other metrics for any period (provided that any change, event or development underlying such change may be taken into account in determining whether there has been or will be a material adverse effect on Sunrise so long as it is not otherwise excluded by the definition of material adverse effect).

        In the merger agreement, Health Care REIT and Merger Sub made customary representations and warranties to Sunrise with respect to, among other things:

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  the due organization, valid existence, good standing, corporate power and authority of Health Care REIT and Merger Sub;

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  corporate authorization;

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  the enforceability of the merger agreement against Health Care REIT and Merger Sub;

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  the required filings with, and the consents, approvals, authorizations, permits of, actions by, filings with or notifications to governmental authorities in connection with the transactions contemplated by the merger agreement;

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  the absence of conflicts with, or violations of, laws, organizational documents or other obligations or contracts;

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  the accuracy of the information supplied by Health Care REIT and Merger Sub contained in this proxy statement;

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  the absence of undisclosed broker's and finder's fees;

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  the sufficiency of funds necessary to pay the transaction consideration and all other cash amounts payable under the merger agreement;

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  the ownership and operations of Merger Sub; and

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  other than pursuant to the merger agreement, the absence of right by Health Care REIT or Merger Sub to acquire Sunrise common stock.

        The representations and warranties of Sunrise, Health Care REIT and Merger Sub contained in the merger agreement and in any certificate or other writing delivered pursuant to the merger agreement will not survive the effective time of the merger.

Covenants Regarding Conduct of Business by Sunrise Pending the Merger

        Except as expressly permitted or required by the merger agreement or consented to in writing by Health Care REIT (which consent shall not be unreasonably withheld, conditioned or delayed), from the date of the merger agreement until the earlier of the effective time of the merger and termination of the merger agreement, with certain exceptions, Sunrise will, and will cause each of its subsidiaries to, and will use reasonable best efforts to cause its significant joint ventures to:

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  conduct their respective businesses and operate the Sunrise facilities in the ordinary course and in compliance with law; and

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  use all commercially reasonable efforts to maintain and preserve intact its business organization, including the goodwill of any governmental authorities, lenders, suppliers, landlords, joint venture partners and other persons with which it has material business relationships.

        In addition, except (1) as required by law, (2) as expressly permitted or required by the merger agreement and, in the case of Sunrise's significant joint ventures, required by the terms of the applicable joint venture agreement, (3) pursuant to the reorganization, the management business sale, the management business spin-off or the payment of the special cash dividend or (4) with the consent of Health Care REIT (which consent shall not be unreasonably withheld, conditioned or delayed), Sunrise will not, nor will it permit its subsidiaries or significant joint ventures to:

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  adopt any change to the certificate of incorporation or bylaws of Sunrise;

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  merge or consolidate Sunrise or any of its subsidiaries or significant joint ventures with any person (other than the mergers and other than any mergers or consolidations among Sunrise and its subsidiaries or among Sunrise's subsidiaries);

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  redeem, repurchase or defease any indebtedness of Sunrise or any subsidiary or any significant joint venture in excess of $25 million (provided that no prepayment penalty would be payable in connection therewith), other than (i) at stated maturity and any required amortization payments and mandatory prepayments, in each case in accordance with the terms of the instrument governing such indebtedness as in effect on the date of the merger agreement or as modified with the consent of Health Care REIT (which consent shall not be unreasonably withheld, conditioned or delayed), or (ii) any of the foregoing relating to intercompany indebtedness;

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  incur, create, assume or otherwise become liable for any indebtedness, except (i) for any indebtedness incurred in the ordinary course of business, including mortgages on real property acquired by Sunrise or any of its subsidiaries or significant joint ventures, (ii) for indebtedness among Sunrise and its subsidiaries and significant joint ventures or among Sunrise's subsidiaries or significant joint ventures, (iii) for indebtedness under Sunrise's existing revolving credit facility (and any other credit facility of Sunrise created after the date of the merger agreement with terms or revolving indebtedness on terms substantially the same as those governing Sunrise's existing revolving credit facility as it may have been amended consistent with the provisions of this paragraph), (iv) for indebtedness incurred to replace, renew, extend, refinance, refund or repay any existing indebtedness on substantially the same or more favorable terms to Sunrise than such existing indebtedness, (v) for any guarantees by Sunrise of indebtedness of Sunrise's subsidiaries or significant joint ventures or guarantees by Sunrise's subsidiaries or significant joint ventures of indebtedness of Sunrise or any of its subsidiaries or significant joint ventures, and (vi) with respect to any indebtedness not in accordance with clauses (i) through (v), for any indebtedness not to exceed $25 million in aggregate principal amount outstanding at the time incurred by Sunrise or any of its subsidiaries or significant joint ventures;

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  pledge or otherwise encumber shares of capital stock or other voting securities of Sunrise or any of its subsidiaries or significant joint ventures, other than certain permitted liens, except in accordance with the incurrence of indebtedness not prohibited by the provisions described in the paragraph above;

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  make any acquisition (including by merger, consolidation or acquisition of stock or assets) of any other person (or any division or material amount of assets thereof) or business, or purchase any interest in any joint venture other than to the extent required by the terms of the applicable joint venture agreement as in effect on the date of the merger agreement;

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  make any capital expenditures, except for (i) capital expenditures not exceeding 110% of the amount budgeted therefor in Sunrise's 2012 budget, (ii) capital expenditures in 2013 not exceeding 110% of the aggregate amount of capital expenditures contemplated by Sunrise's 2012 budget, (iii) capital expenditures required to honor obligations to Sunrise's joint ventures or pursuant to the budgets of the joint ventures, (iv) capital expenditures made in response to any emergency, whether caused by war, terrorism, weather events, natural disasters, public health events, outages, casualty, Act of God or events of force majeure or otherwise, or (v) capital expenditures required to comply with any applicable law;

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  make any loans, advances or capital contributions to, or investments in, any other person in excess of $5 million, except for those (i) required or contemplated by existing contracts, (ii) required to honor obligations to Sunrise's joint ventures existing as of the date of the merger agreement or pursuant to the budgets of the joint ventures, and any obligations to the joint ventures in 2013 as reasonably agreed with Sunrise's joint venture partners, (iii) permitted by the provisions described in the prior two paragraphs, (iv) solely between Sunrise and a subsidiary of Sunrise or among subsidiaries of Sunrise, or (v) made in response to any emergency, whether caused by war, terrorism, weather events, natural disasters, public health events, outages, casualty, Act of God or events of force majeure or otherwise;

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  sell, lease (except for the exercise of any extension or renewal option), license, mortgage, sell and leaseback or otherwise dispose of certain specified properties, except on terms agreed upon between Sunrise and Health Care REIT or (ii) sell, lease (except for the exercise of any extension or renewal option), license, mortgage, sell and leaseback or otherwise dispose of any other properties or noncash assets with a value in excess of $20 million in the aggregate, except in the case of this clause (ii) (x) sales or dispositions made in connection with any merger among Sunrise and its subsidiaries and significant joint ventures or among Sunrise's subsidiaries, or (y) sales or dispositions made in the ordinary course of business;

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  split, combine or reclassify, or amend the terms of, any securities of Sunrise (which we refer to as "Sunrise securities"), declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Sunrise securities other than a dividend or distribution by a subsidiary of Sunrise or a joint venture; or issue or offer to issue any Sunrise securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase or otherwise acquire, any Sunrise securities, other than in connection with (A) the exercise, conversion, redemption or repurchase of Sunrise's 5.00% Junior Subordinated Convertible Notes due 2041, (B) the exercise of stock options, (C) the withholding of Sunrise securities to satisfy tax obligations with respect to equity awards, (D) the acquisition by Sunrise of Sunrise securities in connection with the forfeiture of equity awards, (E) the acquisition by Sunrise of Sunrise securities in connection with the net exercise of options in accordance with the terms thereof, (F) the issuance of Sunrise securities to newly hired or promoted employees or newly appointed directors in the ordinary course of business consistent with past practice, or in connection with annual grants to employees and directors made in the ordinary course of business consistent with past practice, or as required to comply with any benefit plan sponsored, maintained or contributed to by Sunrise or any of its subsidiaries as in effect on the date of the merger agreement and (G) any merger solely between Sunrise and a subsidiary of Sunrise or between subsidiaries of Sunrise;

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  except (i) as required pursuant to existing contracts or any benefit plan sponsored, maintained or contributed to by Sunrise or any of its subsidiaries in effect on the date of the merger agreement, (ii) as effected in the ordinary course of business and consistent with past practice, or (iii) as required by law (including to avoid the imposition of penalty or other taxes under Section 409A of the Code, (A) adopt, amend or terminate any material benefit plan, (B) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any material benefit plan, or (C) increase the annualized value of compensation and benefits to be provided to employees or officers of Sunrise or any of its subsidiaries or the joint ventures (other than in the ordinary course of business consistent with past practice in an amount that does not exceed 5.0% of such annualized value, in the aggregate, immediately prior to the date of the merger agreement);

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  other than in the ordinary course of business consistent with past practice, settle or compromise any litigation or release, dismiss or otherwise dispose of any claim or arbitration not covered by insurance, other than settlements or compromises of litigation, claims or arbitration that do not, individually or in the aggregate, involve the payment of more than $5 million in excess of the amount reserved on the latest consolidated balance sheets of Sunrise in respect of litigation and claims, as set forth in the SEC filings of Sunrise, and do not involve any material injunctive or other nonmonetary relief on Sunrise, any of its subsidiaries or the management business of Sunrise;

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  cancel any material indebtedness for borrowed money owed to Sunrise other than as a result of a repayment of such indebtedness, or waive or release any claims or right of material value except in the exercise of Sunrise's commercially reasonable business judgment;

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  enter into, materially modify or amend, or terminate any (a) joint venture agreement, (b) agreement pursuant to which Sunrise or any subsidiary of Sunrise manages the day-to-day operations of a Sunrise facility (or group of such Sunrise facilities), and any contract relating to such management services (we refer to such agreements as "management agreements") or (c) lease or sublease pursuant to which such a Sunrise facility is leased or subleased and all other material leases, subleases and other agreements under which Sunrise or any subsidiary or joint venture of Sunrise uses or occupies or has the right to use or occupy any material real property as of the date of the merger agreement (we refer to such agreements as "real property leases"), except for the renewal, extension or replacement of any such management agreement or real property lease expiring in accordance with its term (such renewal, extension or replacement to be on terms substantially similar to the existing management agreement or real property lease) or, other than in the ordinary course of business, enter into, materially modify or amend, or terminate certain other specified contract other than as expressly permitted;

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  make any material change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or law;

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  adopt a plan of complete or partial liquidation or dissolution of Sunrise or any of its subsidiaries;

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  prepare and file any material tax return in a manner that is inconsistent with past practice or, on any such tax return, take any position, make any election or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar tax returns in prior periods, in each case, if such action would increase by a material amount the tax liability of Sunrise and its subsidiaries; or

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  authorize, agree or commit to do any of the foregoing.

Restriction on Solicitation of Alternative Acquisition Proposals

        From and after the date of the merger agreement until the earlier of the effective time of the merger or the date, if any, on which the merger agreement is terminated, except as required to effect the reorganization in cooperation with Health Care REIT, Sunrise has agreed that it and its subsidiaries will not, and that it will use reasonable best efforts to cause its directors, officers, employees, agents, representatives and significant joint ventures not to, directly or indirectly:

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  solicit, initiate, or knowingly encourage the submission of any proposal that constitutes or could reasonably be expected to result in an acquisition proposal (as defined below);

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  furnish any nonpublic information regarding Sunrise or any of its subsidiaries or significant joint ventures to any third party (other than Health Care REIT or Merger Sub) in connection with, or in response to an acquisition proposal or any inquiry, proposal or offer that could reasonably be expected to result in an acquisition proposal;

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  engage or participate in any discussions or negotiations with a third party making (or that could reasonably be expected to make) an acquisition proposal;

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  approve or recommend (or publicly propose to approve or recommend) any acquisition proposal;

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  enter into any letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, exchange agreement or any other agreement with a third party relating to an acquisition proposal, or requiring Sunrise to abandon, terminate or fail to consummate the merger or any other transaction contemplated by the merger agreement; or

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  resolve or agree to do any of the foregoing.

        However, at any time before the requisite stockholder approval of Sunrise stockholders for the adoption of the merger agreement is obtained, Sunrise may take the following actions with respect to a third-party acquisition proposal that the Sunrise board (prior to taking any such actions) concludes in good faith, after consultation with its financial advisors and outside legal counsel, constitutes, or could reasonably be expected to result in, a superior offer (as defined below), provided that (a) such acquisition proposal did not result from a material breach of the restrictions on Sunrise related to the solicitation of alternative acquisition proposals and (b) Sunrise notifies Health Care REIT of its decision to take such action:

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  furnish nonpublic information regarding, and afford access to the business, properties, books or records of, Sunrise, any of its subsidiaries or the joint ventures, to the third party making such acquisition proposal (which information Sunrise shall also furnish to Health Care REIT substantially concurrent with the time Sunrise provides it to such third party, to the extent Sunrise did not already make such information available to Health Care REIT) under a confidentiality agreement that contains terms that are not less restrictive to such third party than the provisions contained in its confidentiality agreement between Sunrise and Health Care REIT; and

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  participate in discussions or negotiations with the third party making such acquisition proposal.

        Sunrise is required to promptly (and in any event within 24 hours) advise Health Care REIT if it receives any acquisition proposal, including providing to Health Care REIT the identity of the third party making or submitting such acquisition proposal and, if the proposal is oral, a reasonably detailed summary of the material terms and conditions thereof, or if the proposal is in writing, a copy of such proposal and any related draft agreements provided to Sunrise or its subsidiaries or directors, officers, employees, agents and representatives. Sunrise is also required to keep Health Care REIT reasonably informed of any change to the material terms and conditions of such acquisition proposal.

        An "acquisition proposal" means any inquiry, proposal or offer from any third party (other than Health Care REIT, Merger Sub or their respective affiliates) relating to any transaction, or series of related transactions (other than the transactions contemplated by the merger agreement, the reorganization, the management business sale, the management business spin-off and the payment of the special cash dividend), pursuant to which any person or group of persons, other than Health Care REIT, Merger Sub or any of their respective subsidiaries, (a) directly or indirectly acquires (whether in a single transaction or a series of related transactions, and whether through merger, asset sale, tender offer, exchange offer, business combination, consolidation or otherwise) businesses or assets of Sunrise and its subsidiaries that constitute 25% or more of the assets, revenues, cash flows, income, or earnings of Sunrise and its subsidiaries, taken as a whole, or (b) directly or indirectly acquires (whether in a single transaction or a series of related transactions, and whether through merger, tender offer, exchange offer, business combination, consolidation or otherwise), beneficial ownership (within the meaning of Section 13 under the Exchange Act) of 25% or more of the outstanding shares of Sunrise common stock.

        A "superior offer" means a bona fide written acquisition proposal (except the references therein to "25%" shall be replaced by "50%"), which the Sunrise board in good faith determines, after consultation with its outside legal counsel and its financial advisor, is more favorable from a financial point of view to the stockholders of Sunrise than the transactions contemplated hereby, taking into account all factors deemed relevant by the Sunrise board, including timing and likelihood of consummation, and any proposal by Health Care REIT to amend the terms of the merger agreement.

Sunrise Stockholders' Meeting

        The merger agreement requires Sunrise to duly call, give notice of, convene and hold a meeting for Sunrise stockholders to vote on the adoption of the merger agreement, as promptly as reasonably practicable after, but in no event later than 10 business days after, the SEC confirms that it has no further comments on this proxy statement, even if Sunrise has received an acquisition proposal or makes a recommendation change, as further discussed in "—Sunrise Board Recommendation," subject to the ability of Sunrise to terminate the merger agreement in accordance with its terms, as further discussed in "—Termination of the Merger Agreement."

Sunrise Board Recommendation

        Subject to the provisions described below, the Sunrise board has unanimously agreed to recommend that Sunrise stockholders vote in favor of the adoption of the merger agreement and to include such recommendation in this proxy statement. The merger agreement requires the Sunrise board to include in this proxy statement the recommendation of the Sunrise board.

        Pursuant to the merger agreement, until the date, if any, on which the merger agreement is terminated, neither the Sunrise board nor any committee thereof may (we refer to the actions below as a "recommendation change"):

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  withhold, withdraw, qualify or modify, or publicly propose to withhold, withdraw, qualify or modify, its recommendation in favor of adoption of the merger agreement in a manner adverse to Health Care REIT; or

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  approve, adopt or recommend, or propose publicly to approve, adopt or recommend, any acquisition proposal.

        However, prior to the adoption of the merger agreement by the requisite stockholder approval of Sunrise stockholders, the Sunrise board may make a recommendation change and/or terminate the merger agreement in accordance with its terms, as further discussed in "—Termination of the Merger Agreement," if:

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  Sunrise receives an acquisition proposal from a third party (which did not result from a material breach of Sunrise's restrictions on the solicitation of alternative acquisition proposals described in "—Restrictions on Solicitation of Alternative Acquisition Proposals") after the date of the merger agreement and such acquisition proposal is not withdrawn, and the Sunrise board determines in good faith, after consultation with its financial advisors and outside legal counsel, that such acquisition proposal constitutes a superior offer and that failure to take such action would be inconsistent with the directors' fiduciary duties under applicable law; or

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  there is any event, change, fact, circumstance, occurrence or development (which we refer to as an "intervening event") (other than an acquisition proposal, or any inquiry, proposal or offer that would reasonably be expected to result in an acquisition proposal, and other than any event, change or development relating to the announcement or pendency of the merger agreement or the transactions contemplated thereby) that (a) is material to Sunrise, (b) was not known to the Sunrise board as of the date of the merger agreement or if known, the magnitude or material consequences of which were not known to or understood by the Sunrise board as of the date of the merger agreement, and (c) becomes known, or the material consequences of which become known to or understood by the Sunrise board prior to the adoption of the merger agreement by the Sunrise stockholders, and the Sunrise board determines in good faith, after consultation with its outside legal counsel, that the failure of the Sunrise board to make a recommendation change would be inconsistent with the exercise of its fiduciary obligations under applicable law.

        In both circumstances, before making a recommendation change, the Sunrise board must provide four business days' prior written notice to Health Care REIT of its intention to take such action and, in the case of a superior offer, if the proposal is oral, a reasonably detailed summary of the material terms and conditions thereof, or if the proposal is in writing, a copy of such proposal and any related draft agreements provided to Sunrise. In addition, before making a recommendation change, Sunrise must negotiate in good faith with Health Care REIT (to the extent that Health Care REIT desires to negotiate) during such four business days to make such revisions to the terms of the merger agreement that would eliminate the need for the Sunrise board to make a recommendation change or terminate the merger agreement in response to a superior offer or an intervening event. In connection with that process, the Sunrise board must consider in good faith any changes to the merger agreement offered in writing by Health Care REIT and determine in good faith (after consultation with its financial advisors and outside legal counsel) whether, after giving effect to such changes, the acquisition proposal would continue to constitute a superior offer or, in light of the intervening event, the failure to make a recommendation change would still be inconsistent with the exercise of the Sunrise board's fiduciary duties under applicable law. If the acquisition proposal is thereafter modified, Sunrise must provide written notice of such modified acquisition proposal to Health Care REIT. In that case, a new two-business-day period (rather than four-business-day period) will commence during which time Sunrise is obligated to take the actions described above in this paragraph.

        The merger agreement does not prohibit Sunrise or the Sunrise board from disclosing to its stockholders a position contemplated by Rule 14d-9 or Rule 14e-2(a) promulgated under the Exchange Act (or any similar communication to stockholders) or from issuing a "stop, look and listen" statement pending disclosure of its position.

        As further discussed in "—Termination of the Merger Agreement," if the Sunrise board makes a recommendation change, Health Care REIT may terminate the merger agreement, which would require Sunrise to pay Health Care REIT a termination fee of $40 million.

Employee Benefits

        From the effective time of the merger through the first anniversary thereof (which we refer to as the "benefit protection period"), each Sunrise employee will receive (a) an annual base salary and target cash bonus opportunity that are no less favorable than the annual base salary and target cash bonus opportunity provided immediately prior to the completion of the merger, and (b) compensation and employee benefits that are no less favorable in the aggregate than the compensation and employee benefits provided to such employee immediately prior to the completion of the merger, provided that the Health Care REIT and the surviving corporation retain the right to terminate the employment of any Sunrise employee after completion of the merger, subject to applicable contractual obligations, benefits plans, and law. In addition, the merger agreement provides that the surviving corporation will honor Sunrise's benefit plans to the extent required by the terms of such plans. However, the merger agreement does not prohibit the surviving corporation or Health Care REIT from terminating or modifying Sunrise's benefit plans after the completion of the merger.

        During the benefit protection period, Sunrise employees will continue to be eligible for severance benefits in amounts, terms and conditions that are no less generous than those that applied under Sunrise's severance arrangements immediately prior to completion of the merger.

        If the merger is completed before bonuses for the 2012 calendar year are paid to Sunrise employees, the surviving corporation will pay bonuses on a date consistent with past practice (but not later than March 15, 2013) at no less than the target level of achievement to each employee employed on the payment date, or involuntarily terminated without cause, before the payment date. If the merger is completed during 2013, then upon completion of the merger Sunrise will pay cash bonuses to eligible employees at no less than the target level of achievement for each employee, prorated, based on the number of days in the 2013 calendar year through completion of the merger.

        In addition, the merger agreement contains standard provisions under which each continuing Sunrise employee will receive credit for his or her years of service with Sunrise for all purposes under Health Care REIT's or any of its subsidiaries' (including the surviving corporation of the merger's) employee benefit plans, subject to certain customary exceptions.

Indemnification and Insurance

        For a period of six years from the effective time of the merger, Health Care REIT and the surviving company of the merger are required to maintain in effect, in the certificate of incorporation and bylaws of the surviving company of the merger and its subsidiaries, provisions providing for the indemnification and advancement of expenses that are no less favorable to the current or former directors, officers, or employees of Sunrise or its subsidiaries than those set forth in Sunrise's and its subsidiaries' current organizational documents, or in any current indemnification contracts of Sunrise or its subsidiaries, with any such party (all rights to indemnification in respect of any action pending or asserted, or any claim made within such six-year period, shall continue until the disposition of such action or resolution of such claim). Health Care REIT and the surviving company of the merger are not permitted to amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any current or former directors, officers, or employees of Sunrise or its subsidiaries.

        From and after the effective time of the merger, Health Care REIT must, and shall cause the surviving company of the merger to, indemnify and hold harmless each current or former director, officer, or employee of Sunrise or its subsidiaries or each person who is or was serving at the request of Sunrise or any of its subsidiaries as a director, officer, fiduciary or employee of another person, against any damages incurred in connection with any action arising out of matters existing or occurring at or prior to the effective time of the merger, to the fullest extent that Sunrise would have been permitted under law and its organizational documents on the date of the merger agreement to indemnify such person.

        For six years after the effective time of the merger, Health Care REIT must cause the surviving company of the merger to maintain in effect Sunrise's current directors' and officers' liability insurance (or such other insurance that is no less favorable to the current or former directors, officers or employees of Sunrise or its subsidiaries) in respect of acts or omissions occurring at or prior to the effective time of the merger. However, Sunrise may, at its election, instead obtain a "tail" policy with respect to such directors and officers liability insurance with policy limits, terms and conditions at least as favorable to the directors' and officers' covered under such insurance policy as the limits, terms and conditions in the existing policies of Sunrise. In connection with obtaining a "tail" policy, neither Sunrise nor Health Care REIT will be required to pay a one-time premium in excess of 600% of the current annual premium paid by Sunrise for directors' and officers' liability insurance, and in connection with any other directors' and officers' insurance policy described above, neither Sunrise nor Health Care REIT will be obligated to pay annual premiums in excess of 300% of the current annual premium paid by Sunrise for directors' and officers' liability insurance. If such coverage cannot be obtained for such amount or less, Sunrise shall obtain the maximum amount of coverage as may be obtained for such amount.

 Other Covenants and Agreements

        Sunrise and Health Care REIT have made certain other covenants to and agreements with each other regarding various other matters including:

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  preparation of this proxy statement;

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  notifying the other party of any facts, circumstances or events, the occurrence or nonoccurrence of which could be reasonably likely to cause the conditions to the merger to not be satisfied by the outside date;

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  cooperation with respect to litigations relating to the transactions contemplated by the merger agreement;

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  communications and negotiations with lenders, joint ventures and lessors;

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  the Sunrise board taking steps to cause the disposition of Sunrise equity securities (including derivative securities) by Sunrise officers and directors who are covered persons for purposes of Section 16 of the Exchange Act in connection with the transactions contemplated by the merger agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act;

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  Health Care REIT's and Merger Sub's reasonable access to Sunrise's information and Health Care REIT's and Merger Sub's agreement to keep the information provided to them confidential;

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  cooperation in connection with filings, consents, approvals, authorizations, permits and notifications;

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  communications with governmental authorities;

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  state takeover laws;

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  Health Care REIT and Merger Sub not having the right to control or direct the operations of Sunrise, its subsidiaries and joint ventures prior to the closing of the merger, Sunrise not having the right to control or direct the operations of Health Care REIT or its subsidiaries, and the parties continuing to exercise, consistent with the terms and conditions of the merger agreement, complete control and supervision over their operations and the operations of their subsidiaries prior to the effective time of the merger;

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  Sunrise not terminating, materially amending or modifying or waiving any provision of any confidentiality agreement relating to an acquisition proposal or standstill agreement to which Sunrise or any of its subsidiaries is a party (other than any involving Health Care REIT), and enforcing, to the fullest extent permitted under applicable law and subject to the fiduciary duties of the Sunrise board, the provisions of any such agreements; and

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  Sunrise mailing estoppel certificates to tenants and lessors of Sunrise facilities and other material real property that Sunrise or any of its subsidiaries or significant joint ventures use or occupy or have the right to use or occupy.

        In addition, Health Care REIT and Merger Sub have agreed that, from the date of the merger agreement to the effective time of the merger, they will not take any action that is intended to or would reasonably be likely to result in any of the conditions to the merger becoming incapable of being satisfied or take any action or fail to take any action that would, or would reasonably be likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Health Care REIT and Merger Sub to consummate the merger or the other transactions contemplated by the merger agreement or to obtain financing for the merger.

 Reasonable Best Efforts

        Sunrise and Health Care REIT have agreed to use reasonable best efforts to take, or cause to be taken, all actions and to do promptly, or cause to be done promptly, and to assist and cooperate with each other in doing, all things necessary, proper or advisable under law to consummate and make effective the merger and the other transactions contemplated by the merger agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the merger and the other transactions contemplated by the merger agreement.

        Sunrise and Health Care REIT have agreed to make appropriate filings of a Notification and Report Form pursuant to the HSR Act, including (x) any required filings by Sunrise with respect to any management business sale and (y) any required filings by Sunrise and Health Care REIT with respect to the merger without giving effect to a management business sale, and any other filings pursuant to applicable regulatory laws with respect to the transactions contemplated by the merger agreement, which filings shall be made promptly after, but in no event later than 10 business days after, September 13, 2012 (in the case of the filing pursuant to clause (y)), or 10 business days after the date Sunrise enters into a definitive agreement (i.e., September 27, 2012) (in the case of the filing pursuant to clause (x)), and as promptly as practicable after the date of the merger agreement with respect to any filing pursuant to other applicable regulatory laws.

        Sunrise and Health Care REIT have also agreed to use reasonable best efforts to cooperate with each other in determining which other filings are required to be made prior to the effective time of the merger with, and which consents, approvals, permits or authorizations are required to be obtained prior to the effective time of the merger from, governmental authorities or any other person in connection with the execution and delivery of the merger agreement, and the consummation of the merger, any management business sale and the other transactions contemplated by the merger agreement, including any such consents, approvals, permits or authorizations as may be necessary to avoid a material violation of certain specified contracts as a result of the transactions contemplated by the merger agreement, and in timely making all such filings to obtain all consents, approvals, permits and authorizations.

        In addition, each party to the merger agreement is required to use reasonable best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by the merger agreement under any regulatory laws, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging the merger agreement or the consummation of the transactions contemplated thereby (including seeking to have any stay or temporary restraining order entered by any court or other governmental authority vacated or reversed). If any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a governmental authority, or private party challenging the merger, the management business sale or any other transaction contemplated by the merger agreement, or any other agreement contemplated thereby, each of Health Care REIT, Merger Sub and Sunrise will cooperate with the other, and use its respective reasonable best efforts to contest and resist any such action or proceeding, and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other order, whether temporary, preliminary or permanent, that is in effect, and that prohibits, prevents or restricts consummation of the transactions contemplated by the merger agreement.

        Furthermore, Health Care REIT and Merger Sub are required to use reasonable best efforts to take all actions as may be necessary to avoid or eliminate any impediment so as to close the merger before the outside date, but neither Holdco nor Sunrise or any of its affiliates shall be required to become subject to, or consent or agree to, or otherwise take any action with respect to selling, holding separate, or otherwise disposing of assets or conducting its business in a specified manner, unless conditioned to be binding on Sunrise, only if the merger occurs. Moreover, neither Health Care REIT, Holdco, Sunrise, nor any their respective subsidiaries or affiliates shall be required to agree to any such actions, before or after the closing of the merger, if they would reasonably be expected to, individually or in the aggregate, result in a material adverse effect on the business or financial condition of Sunrise, together with its subsidiaries and joint ventures. Sunrise has agreed that without the prior written consent of Health Care REIT, neither it, nor any of its subsidiaries or significant joint ventures, will agree to any action with respect to selling, holding separate, or otherwise disposing of assets or conducting its business in a specified manner.

Reorganization

        In connection with the merger, Sunrise is required to effect an internal reorganization, as agreed upon between the parties to the merger agreement, in order to separate its real estate business from its management business. The reorganization is being effected because, pursuant to the merger agreement, Health Care REIT may request Sunrise to (a) sell its management business to a third party or (b) distribute to the stockholders of Sunrise all of the shares of a subsidiary of Sunrise that, after giving effect to the reorganization, will own the assets and assume the liabilities relating to Sunrise's management business, each such transaction to occur contemporaneously with the closing of the merger. As part of the reorganization, immediately following the holding company merger and prior to the merger, Sunrise will be converted from a corporation into a Delaware limited liability company (which we refer to as the "Management Business LLC") and its real estate business will be distributed to Holdco.

Sale or Spin-Off of the Management Business

        Under the merger agreement, if reasonably requested by Health Care REIT, Sunrise agreed that it would, and would cause its subsidiaries to and use reasonable best efforts to cause its joint ventures to, (a) sell to one or more third parties Sunrise's management business or (b) distribute to the stockholders of Sunrise all of the shares of a subsidiary of Sunrise that, after giving effect to the reorganization, will own the assets and assumes the liabilities relating to Sunrise's management business, provided that such management business sale (or, if applicable, management business spin-off) is conditioned upon the closing of the merger (or upon such time when all the conditions to the closing of the merger are satisfied or waived).

        At Health Care REIT's request and in accordance with the merger agreement, Sunrise has agreed to sell its management business to Red Fox Management, LP (which we refer to as the "Management Business Buyer"), a partnership formed among certain affiliates of Kohlberg Kravis Roberts & Co. L.P., certain affiliates of Beecken Petty O'Keefe & Company and Coastwood Senior Housing Partners L.L.C., for approximately $130 million in cash, pursuant to the management business sale agreement, dated as of September 13, 2012, by and among Sunrise, Holdco and the Management Business Buyer. Health Care REIT will also acquire a 20% interest in the Management Business Buyer.

        Pursuant to the management business sale agreement, Holdco (which, immediately following the holding company merger, will be the sole member of the Management Business LLC) will sell the Management Business LLC to the Management Business Buyer (or a wholly owned subsidiary of the Management Business Buyer) immediately following the completion of the holding company merger and the reorganization and immediately prior to the completion of the merger.

        Conditions to Each Party's Obligations.    The obligation of each of Sunrise, Holdco and the Management Business Buyer to consummate the management business sale is subject to the satisfaction or waiver of the following mutual conditions:

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  expiration or termination of any applicable waiting period for the management business sale under the HSR Act;

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  absence of any temporary restraining order, preliminary or permanent injunction, or other judgment or order issued by any governmental entity of competent jurisdiction, or other law that prohibits, restrains or renders illegal the consummation of such management business sale; and

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  completion of the holding company merger, and Holdco's receipt of irrevocable confirmation, in writing, from Health Care REIT that Health Care REIT is ready, willing and able to consummate the merger immediately following the closing of such management business sale.

        Conditions to the Management Business Buyer's Obligations.    The obligation of the Management Business Buyer to consummate the management business sale is subject to the satisfaction or waiver of further conditions, including:

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  the representations and warranties of Sunrise must be true and correct without regard to materiality qualifiers contained therein as of the date of such management business sale agreement, and as of the date of the closing of such sale (or in the case of representations and warranties that are made as of a specified date, as of such specified date), except for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the management business (the representations and warranties of Sunrise and Holdco relating to their authority to enter into the management business sale agreement and their valid execution of the management business sale agreement, however, must be true in all material respects, and the representations relating to capitalization of the Management Business LLC following the holding company merger, and the absence of a material adverse effect on the management business must be true and correct in all respects), and the receipt by the Management Business Buyer of a certificate signed on behalf of Sunrise by an executive officer of Sunrise to such effect;

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  Sunrise's and Holdco's performance in all material respects of, and compliance in all material respects with, all of their respective agreements and covenants under the management business sale agreement, and the receipt by the Management Business Buyer of a certificate signed on behalf of Sunrise and Holdco by an executive officer of Sunrise and Holdco, respectively to such effect;

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  the completion in all material respects of the reorganization;

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  the receipt of certain specified state regulatory approvals, provided that this condition shall be deemed satisfied on August 22, 2013 if the closing of the management business sale has not occurred by such date unless the failure to obtain any of the specified state regulatory approvals prior to such date is due to the failure of Sunrise and Holdco to perform or comply in all material respects with the covenants and agreements of such party set forth in the management business sale agreement;

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  delivery by Holdco to the Management Business Buyer at the closing of the management business sale of a duly executed certificate, in the form of section 1.1445-2(b)(2)(iv)(B) of the U.S. Treasury Regulations, and reasonably satisfactory to the Management Business Buyer, certifying that it is not a foreign person for U.S. federal income tax purposes; and

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  delivery by Health Care REIT to the Management Business Buyer all of the items that Health Care REIT is required to deliver to the Management Business Buyer at the closing of such management business sale pursuant to the master separation agreement, dated as of

    September 13, 2012 (which we refer to as the "master separation agreement"), between the Management Business Buyer and Health Care REIT.

        Conditions to Sunrise's and Holdco's Obligations.    The obligations of Sunrise and Holdco to consummate the management business sale are subject to the satisfaction or waiver of further conditions, including:

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  the representations and warranties of the Management Business Buyer must be true and correct without regard to materiality qualifiers contained therein as of the date of the management business sale agreement, and as of the date of the closing of such sale (or in the case of representations and warranties that are made as of a specified date, as of such specified date), except for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the Management Business Buyer (the representations and warranties relating to authority to enter into the management business sale agreement, and valid execution of the management business sale agreement, however, must be true in all material respects), and the receipt by Sunrise of a certificate signed on behalf of the Management Business Buyer by an executive officer of the Management Business Buyer to such effect; and

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  the Management Business Buyer's performance in all material respects of, and compliance in all material respects with, all of the Management Business Buyer's agreements and covenants under the management business sale agreement, and the receipt by Sunrise of a certificate signed on behalf of the Management Business Buyer by an executive officer of the Management Business Buyer to such effect.

        Sunrise and the Management Business Buyer have made customary representations, warranties and covenants in the management business sale agreement. Sunrise is also prohibited from soliciting alternative acquisition proposals and from providing certain information to, or engaging in discussions with, third parties, in each case related to the sale of its management business. The management business sale agreement also provides for certain termination rights for both Sunrise and the Management Business Buyer, and provides that the management business sale agreement will automatically terminate upon the termination of the merger agreement or the master separation agreement between the Management Business Buyer and Health Care REIT.

        Other material terms of such management business sale are described in Sunrise's Current Report on Form 8-K, filed with the SEC on September 17, 2012. The completion of the sale of the management business to the Management Business Buyer in accordance with the management business sale agreement is not a condition to the closing of the merger, but Health Care REIT may delay the closing date on one or more occasions to a date that is no later than August 21, 2013 for purposes of completing such sale, and/or to receive certain state regulatory approvals in connection with the transactions. The waiting period under the HSR Act applicable to the management business sale expired on November 2, 2012.

        The following diagrams summarize the organizational structure of Sunrise immediately following the holding company merger, immediately following the reorganization, immediately following the sale of the management business to the Management Business Buyer pursuant to the management business sale agreement and immediately following the merger. The diagrams do not depict any legal entities owned by Sunrise, Health Care REIT or the Management Business Buyer, other than those related to the reorganization and the mergers.

        In connection with effecting a sale or spin-off of the management business, Sunrise will not be required by the merger agreement to take any action that would be reasonably likely to adversely affect or prevent the consummation of the merger, the ability of the Sunrise stockholders to receive an amount of cash equal to the transaction consideration or the ability of Sunrise to observe and perform its obligations under the merger agreement. In addition, Health Care REIT must indemnify and hold Sunrise, its subsidiaries and joint ventures harmless from all costs, expenses and liabilities incurred by any of them arising from or relating to any agreement (including any negotiation, documentation or execution of any agreement) relating to the sale or spin-off of the management business.

        To the extent that certain authorizations, approvals or consents of, or notification with, third parties and governmental authorities may be required in connection with the consummation of the sale or spin-off of the management business, Sunrise and its subsidiaries must (a) cooperate with Health Care REIT in a commercially reasonable manner in developing and implementing a strategy and process for seeking such authorizations, approvals or consents, and making such notifications, including considering in good faith any actions, (b) consult with Health Care REIT on a regular basis and in good faith in carrying out the foregoing strategy and process, and (c) make such notifications and use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to obtain such authorizations, approvals or consents, as promptly as practicable. Prior to the effective time of the merger, Health Care REIT may not carry out any particular action in respect of the sale or spin-off of the management business without the prior written consent of Sunrise (which consent shall not be unreasonably withheld, conditioned or delayed).

Special Cash Dividend

        If requested by Health Care REIT, Sunrise (or Holdco) will declare a special cash dividend—up to an aggregate amount equal to the after-tax proceeds to Sunrise (or Holdco) from the management business sale, subject to Delaware law—to holders of record of Sunrise common stock as of immediately prior to the effective time of the holding company merger (if the special cash dividend shall be declared and paid by Sunrise) or the effective time of the merger (if the special cash dividend shall be declared and paid by Holdco). The special cash dividend may be conditioned upon the consummation of the management business sale. If the special cash dividend is paid, the consideration payable in the merger in respect of shares of Sunrise common stock will be decreased by an amount equal to the per share amount of the special cash dividend (the consideration payable in the merger in respect of Sunrise equity awards will not be adjusted as a result of the payment of a special cash dividend). However, in all cases, the overall transaction consideration of $14.50 per share in cash payable to holders of Sunrise common stock as a result of the transactions contemplated by the merger agreement (which may be increased in the circumstances described in "—Consideration to Sunrise Stockholders") will remain the same regardless of the payment of any special cash dividend.

        Sunrise or Holdco, as applicable, will not be required to declare the special cash dividend in any amount to the extent Sunrise or Holdco is advised in writing by external counsel that such declaration would constitute a violation of Delaware law (in which case Sunrise or Holdco must declare the special cash dividend in the maximum amount that the Sunrise board or the Holdco board determines permissible under Delaware law), and neither Sunrise nor Holdco shall be required to take any action that would be reasonably likely to adversely affect, or prevent or delay, the consummation of the merger, the ability of the Sunrise stockholders to receive an amount of cash equal to the transaction consideration or Sunrise's ability to observe and perform its obligations under the merger.

Conditions to the Merger

        Conditions to Each Party's Obligation.    The obligation of each of Sunrise, Holdco, Holdco Sub, Health Care REIT and Merger Sub to consummate the merger is subject to the satisfaction or waiver of the following mutual conditions:

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  adoption of the merger agreement by the affirmative vote of holders of a majority of the outstanding shares of Sunrise common stock;

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  expiration or termination of any applicable waiting period for the merger under the HSR Act; and

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  absence of any temporary restraining order, preliminary or permanent injunction, or other judgment or order issued by any governmental entity of competent jurisdiction, or other law that prohibits, restrains or renders illegal the consummation of the merger.

        Conditions to Sunrise's Obligation.    The obligation of Sunrise, Holdco and Holdco Sub to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

  •
  the representations and warranties of Health Care REIT and Merger Sub must be true and correct without regard to materiality qualifiers contained therein as of the date of the merger agreement and as of the date of the closing of the merger (or in the case of representations and warranties that are made as of a specified date, as of such specified date), except for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Health Care REIT (the representations and warranties relating to authority to enter into the merger agreement, however, must be true in all material respects), and the receipt by Sunrise of a certificate signed on behalf of Health Care REIT by an executive officer of Health Care REIT to such effect; and

  •
  Health Care REIT's and Merger Sub's performance in all material respects of, and compliance in all material respects with, all of Health Care REIT's and Merger Sub's agreements and covenants under the merger agreement, and the receipt by Sunrise of a certificate signed on behalf of Health Care REIT and Merger Sub by an executive officer of Health Care REIT and Merger Sub to such effect.

        Conditions to Health Care REIT's and Merger Sub's Obligations.    The obligation of Health Care REIT and Merger Sub to consummate the merger is subject to the satisfaction or waiver of further conditions, including:

  •
  the representations and warranties of Sunrise must be true and correct without regard to materiality qualifiers contained therein as of the date of the merger agreement and as of the date of the closing of the merger (or in the case of representations and warranties that are made as of a specified date, as of such specified date), except for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on Sunrise (the representations and warranties relating to authority to enter into the merger agreement, however, must be true in all material respects, the representations relating to capitalization must be true and correct in all respects (except for de minimis inaccuracies), and the representations and warranties relating to the absence of a material adverse effect must be true in all respects), and the receipt by Health Care REIT of a certificate signed on behalf of Sunrise by an executive officer of Sunrise to such effect;

  •
  Sunrise's and Holdco's performance in all material respects of, and compliance in all material respects with, all of Health Care REIT's and Merger Sub's agreements and covenants under the merger agreement, and the receipt by Health Care REIT of a certificate signed on behalf of Sunrise by an executive officer of Sunrise to such effect; and

  •
  the completion in all material respects of the reorganization.

        The merger is not subject to completion of the sale or spin-off of the management business or the receipt of state regulatory approvals; except that Health Care REIT has the right to extend the target closing date in certain circumstances in order to complete the sale or spin-off of the management business or to receive state regulatory approvals. For a more detailed discussion of Health Care REIT's extension right, see "—Closing; Effective Time of the Merger; Extension Right."

Termination of the Merger Agreement

        Sunrise and Health Care REIT may terminate the merger agreement by mutual written consent at any time before the consummation of the merger. In addition, with certain exceptions, either Health Care REIT or Sunrise may terminate the merger agreement at any time before the consummation of the merger if:

  •
  the merger has not been completed on or before the outside date, September 21, 2013 (and the failure of the merger to occur by such date was not caused by a material breach under the merger agreement of the party seeking to terminate the merger agreement);

  •
  there is a final and nonappealable restraining order, permanent injunction or other judgment or order issued by any governmental entity of competent jurisdiction, or other law that prohibits, restrains or renders illegal the consummation of the merger (and such restraint was not caused by a material breach under the merger agreement of the party seeking to terminate the merger agreement);

  •
  the requisite stockholder approval of Sunrise stockholders is not obtained at the special meeting, including any adjournment or postponement of such meeting (and, if Sunrise is seeking to terminate the merger agreement for such reason, such failure to obtain the requisite stockholder approval was not caused by a material breach of Sunrise's obligations under the merger agreement); or

  •
  the other party has breached its representations, warranties, covenants or agreements in a way that would cause the related closing condition not to be satisfied, and such breach is either not capable of being cured or, if such breach is capable of being cured, such breach is not cured within 30 days after notice of the breach from the other party (or, if less, the number of calendar days until the business day immediately preceding the outside date).

        Sunrise may also terminate the merger agreement prior to obtaining stockholder approval to enter into a definitive agreement with respect to a superior offer (as defined in the merger agreement) so long as Sunrise has complied with its restrictions on solicitation of alternative proposals, as described under "—Restrictions on Solicitation of Alternative Acquisition Proposals," and concurrently pays Health Care REIT a termination fee of $40 million.

        In addition, with certain exceptions, Health Care REIT may terminate the merger agreement in the following circumstances:

  •
  Health Care REIT may terminate the merger agreement prior to obtaining Sunrise stockholder approval if the Sunrise board makes a recommendation change; and

  •
  Health Care REIT may terminate the merger agreement prior to the effective time of the merger if Sunrise or any of its subsidiaries shall have willfully breached its restrictions on solicitation under the merger agreement, unless (a) (i) such willful breach is the result of an isolated action by a representative of Sunrise (other than a director or senior officer) without knowledge of or consent by Sunrise prior to such action or (ii) such willful breach was not caused by Sunrise, was not the result of an action taken by Sunrise and was not within the knowledge of Sunrise, and in the case of clauses (i) and (ii), Sunrise takes appropriate actions to remedy such willful breach upon discovery thereof or (b) Health Care REIT is not harmed in any material respect as a result of such willful breach.

Effect of Termination

        If the merger agreement is terminated in accordance with its terms, there will be no liability on the part of Sunrise, Health Care REIT or Merger Sub, except that the confidentiality agreement between Health Care REIT and Sunrise, the provisions related to the payment of fees and certain other provisions will survive such termination, and except that termination will not relieve any party to the merger agreement from liability for a willful or intentional breach of its covenants or agreements set forth in the merger agreement.

Termination Fee

        Sunrise has agreed to pay Health Care REIT a termination fee of $40 million if:

  •
  Sunrise terminates the merger agreement in order to enter into a definitive agreement with respect to a superior offer;

  •
  Health Care REIT terminates the merger agreement because the Sunrise board makes a recommendation change, and Sunrise is not entitled to terminate the merger agreement due to a breach of a representation, warranty, covenant or agreement of Health Care REIT;

  •
  Health Care REIT terminates the merger agreement because Sunrise or any of its subsidiaries has willfully breached its restrictions on the solicitation of alternative acquisition proposals under the merger agreement; or

  •
  all of the following occur:

  •
  (a) Sunrise or Health Care REIT terminates the merger agreement because the Sunrise stockholders have voted against adoption of the merger agreement (and, if Sunrise is seeking to terminate the merger agreement for such reason, such failure to obtain stockholder approval was not caused by a material breach of Sunrise's obligations under the merger agreement) or (b) Health Care REIT terminates the merger agreement because Sunrise has willfully breached its obligations under the merger agreement relating to calling a special meeting of Sunrise stockholders;

  •
  prior to the special meeting, an acquisition proposal was publicly announced and not in good faith withdrawn or terminated at least five business days prior to the special meeting; and

  •
  within nine months after such termination, Sunrise or any of its subsidiaries enters into a definitive agreement with respect to, or consummates, any acquisition proposal (with references to "25%" in the definition of "acquisition proposal" replaced with "50%").

        In no event will more than one termination fee be payable. If Sunrise fails to pay Health Care REIT the termination fee when due, Sunrise shall also pay Health Care REIT interest on the unpaid amount, accruing from its due date, at an interest rate per annum, equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal.

Expenses

        All costs and expenses incurred in connection with the merger agreement are generally to be paid by the party incurring such cost or expense, except that fees and expenses in connection with the printing, filing and mailing of this proxy statement (including applicable SEC filing fees) are to be borne equally by Sunrise and Health Care REIT.

Amendment and Waiver of the Merger Agreement

        The merger agreement may be amended if such amendment, modification or supplement is in writing and is signed by each party to the merger agreement. However, subsequent to the adoption of the merger agreement by Sunrise's stockholders, no amendment to the merger agreement may be made that requires the approval of Sunrise's stockholders under applicable law unless the required further approval is obtained.

        At any time prior to the effective time of the merger, any party to the merger agreement may (a) extend the time for the performance of any of the obligations or other acts of the other parties, (b) waive any inaccuracies in the representations and warranties of the other parties, and (c) subject to the requirements of law, waive compliance with any of the agreements or conditions for the benefit of such party contained in the merger agreement. Any such extension or waiver must be in writing and signed by the party or parties to be bound thereby.

Governing Law

        The merger agreement is governed by the laws of the State of Delaware (without giving effect to choice of law principles thereof).

Specific Performance; Enforcement

        The parties to the merger agreement are each entitled to an injunction or injunctions to prevent breaches or threatened breaches of the merger agreement, and to enforce specifically the terms and provisions of the merger agreement exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Specific performance is in addition to any other remedy to which the parties are entitled at law or in equity.

APPRAISAL RIGHTS

        Under the DGCL, you have the right to dissent from the mergers and to receive payment in cash for the "fair value" of your shares of Sunrise common stock as determined by the Delaware Court of Chancery, together with interest, if any, as determined by the court, but exclusive of any element of value arising from the accomplishment or expectation of the mergers, in lieu of the transaction consideration you would otherwise be entitled to pursuant to the merger agreement. These rights are known as appraisal rights. Sunrise stockholders electing to exercise appraisal rights must comply with the provisions of Section 262 of the DGCL in order to perfect their rights. Sunrise will require strict compliance with the statutory procedures.

        The following is intended as a brief summary of the material provisions of the Delaware statutory procedures required to be followed properly and in a timely manner by a Sunrise stockholder in order to dissent from the mergers and perfect appraisal rights.

        This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to Section 262 of the DGCL, the full text of which appears in Annex D to this proxy statement. Failure to precisely follow any of the statutory procedures set forth in Section 262 of the DGCL may result in a termination or waiver of your appraisal rights. All references in Section 262 of the DGCL and in this summary to a "stockholder" are to the record holder of shares of Sunrise common stock immediately prior to the effective time of the mergers as to which appraisal rights are asserted, unless otherwise indicated.

        Section 262 of the DGCL requires that stockholders for whom appraisal rights are available be notified not less than 20 days before the stockholders' meeting where the merger agreement will be voted that appraisal rights will be available. A copy of Section 262 of the DGCL must be included with such notice. This proxy statement constitutes Sunrise's notice to Sunrise stockholders of the availability of appraisal rights in connection with the mergers in compliance with the requirements of Section 262 of the DGCL. If you wish to consider exercising your appraisal rights, you should carefully review the text of Section 262 of the DGCL contained in Annex D to this proxy statement, since failure to timely and properly comply with the requirements of Section 262 of the DGCL will result in the loss of your appraisal rights under the DGCL.

        If you elect to demand appraisal of your shares, you must satisfy each of the following conditions:

  •
  You must deliver to Sunrise a written demand for appraisal of your shares before the vote with respect to the merger agreement is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or voting against the adoption of the merger agreement. Voting against or failing to vote for the adoption of the merger agreement by itself does not constitute a demand for appraisal within the meaning of Section 262 of the DGCL.

  •
  You must not vote in favor of, or consent in writing to, the adoption of the merger agreement. A vote in favor of the adoption of the merger agreement, by proxy, over the Internet, by telephone or in person, will constitute a waiver of your appraisal rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal. A proxy that does not contain voting instructions will, unless revoked, be voted in favor of the adoption of the merger agreement. Therefore, a Sunrise stockholder who votes by proxy and who wishes to exercise and perfect appraisal rights must vote against the merger agreement or abstain from voting on the merger agreement.

  •
  You must continue to hold your shares of Sunrise common stock through the effective date of the merger. Therefore, a Sunrise stockholder who is the record holder of shares of Sunrise common stock on the date the written demand for appraisal is made but who thereafter transfers the shares prior to the effective date of the merger will lose any right to appraisal with respect to such shares.

        If you fail to comply with any of these conditions and the mergers are completed, you will be entitled to receive the transaction consideration, but you will have no appraisal rights with respect to your shares of Sunrise common stock.

        All demands for appraisal should be addressed to Sunrise, Sunrise Senior Living, Inc., 7900 Westpark Drive, McLean, Virginia 22102, Attn: Secretary, and must be delivered before the vote on the merger agreement is taken at the special meeting and should be executed by, or on behalf of, the record holder of the shares of Sunrise common stock. The demand must reasonably inform Sunrise of the identity of the Sunrise stockholder, and the intention of the Sunrise stockholder to demand appraisal of his, her or its shares of Sunrise common stock.

        To be effective, a demand for appraisal by a Sunrise stockholder must be made by, or in the name of, such registered Sunrise stockholder, fully and correctly, in the name of the registered holder. Beneficial owners who do not also hold the shares of Sunrise common stock of record may not directly make appraisal demands to Sunrise. The beneficial holder must, in such cases, have the registered owner, such as a brokerage firm, bank, trust or other nominee, submit the required demand in respect of those shares. If shares of Sunrise common stock are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made by or for the fiduciary; and if the shares of Sunrise common stock are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including an authorized agent for two or more joint owners, may execute the demand for appraisal for a stockholder of record; however, the agent must identify the record owner or owners, and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares of Sunrise common stock as a nominee for others, may exercise his or her right of appraisal with respect to the shares of Sunrise common stock held for one or more beneficial owners, while not exercising this right for other beneficial owners. In that case, the written demand should state the number of shares of Sunrise common stock as to which appraisal is sought. Where no number of shares is expressly stated, the demand will be presumed to cover all shares held in the name of the record owner.

        If you hold your shares of Sunrise common stock in an account with a brokerage firm, bank, trust or other nominee, and you wish to exercise appraisal rights, you are urged to consult with your brokerage firm, bank, trust or other nominee to determine the appropriate procedures for the making of a demand for appraisal.

        Within 10 days after the effective time of the merger, the surviving company of the merger must give written notice that the mergers have become effective to each former Sunrise stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the adoption of the merger agreement. At any time within 60 days after the effective time of the mergers, any Sunrise stockholder who has demanded an appraisal and who has not commenced an appraisal proceeding or joined that proceeding as a named party, will have the right to withdraw the demand and to accept the cash payment specified by the merger agreement for his, her or its shares of common stock; after this period, the Sunrise stockholder may withdraw such demand for appraisal only with the written consent of the surviving company of the merger. Within 120 days after the effective date of the mergers, any Sunrise stockholder who has complied with Section 262 of the DGCL will, upon written request to the surviving company of the merger, be entitled to receive a written statement setting forth the aggregate number of shares not voted in favor of the adoption of the merger agreement and with respect to which demands for appraisal rights have been received, and the aggregate number of holders of such shares. A person who is the beneficial owner of shares of common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, request from the corporation the statement described in the previous sentence. Such written statement will be mailed to the requesting Sunrise stockholder within 10 days after such written request is received by the surviving company of the merger or within 10 days after expiration of the period for delivery of demands for appraisal, whichever is later. Within 120 days after the effective time of the merger, but not thereafter, either the surviving company of the merger or any Sunrise stockholder who has complied with the requirements of Section 262 of the DGCL, and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares of Sunrise common stock held by such stockholder. A person who is the beneficial owner of shares of Sunrise common stock held in a voting trust or by a nominee on behalf of such person may, in such person's own name, file the petition described in the previous sentence. Upon the filing of the petition by a Sunrise stockholder, service of a copy of such petition must be made upon Sunrise, as the surviving company of the merger. The surviving company of the merger has no obligation to file such a petition if there are dissenting Sunrise stockholders. Accordingly, the failure of a Sunrise stockholder to file such a petition within the period specified could nullify the Sunrise stockholder's previously written demand for appraisal. There is no present intent on the part of Sunrise to file an appraisal petition, and Sunrise stockholders seeking to exercise appraisal rights should not assume that Sunrise will file such a petition or that Sunrise will initiate any negotiations with respect to the fair value of such shares. Accordingly, Sunrise stockholders who desire to have their shares appraised should initiate any petitions necessary for the perfection of their appraisal rights within the time periods and in the manner prescribed in Section 262 of the DGCL.

        If a petition for appraisal is timely filed by a Sunrise stockholder and a copy of the petition is delivered to the surviving company of the merger, the surviving company of the merger will then be obligated, within 20 days after receiving service of a copy of the petition, to file with the Delaware Register in Chancery a duly verified list containing the names and addresses of all Sunrise stockholders who have demanded an appraisal of their shares, and with whom agreements as to the value of their shares have not been reached by the surviving company of the merger. After notice is made to dissenting Sunrise stockholders who demanded appraisal of their shares as required by the Delaware Court of Chancery, the Delaware Court of Chancery is empowered to conduct a hearing upon the petition to determine those Sunrise stockholders who have complied with Section 262 of the DGCL and who have become entitled to the appraisal rights thereunder. Under Delaware law, the Delaware Court of Chancery may require stockholders who have demanded appraisal of their shares and who hold stock represented by certificates to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and if any such stockholder who holds stock represented by certificates fails to comply with that direction, the Delaware Court of Chancery may dismiss the proceedings as to that stockholder.

        After the Delaware Court of Chancery determines which Sunrise stockholders are entitled to appraisal of their shares of Sunrise common stock, the appraisal proceeding will be conducted in accordance with the rules of the Delaware Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding, the Delaware Court of Chancery will appraise the shares of Sunrise common stock, determining the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the mergers, together with interest, if any, to be paid upon the amount determined to be the fair value. Unless the Delaware Court of Chancery in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment will be compounded quarterly, and will accrue at 5% over the Federal Reserve discount rate (including any surcharge), as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. When the value is determined, the Delaware Court of Chancery will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding, if the Delaware Court of Chancery so determines, to the Sunrise stockholders entitled to receive the same (in the case of shares represented by certificates, payment will not be made until following surrender of such certificates).

        In determining fair value, and, if applicable, interest, the Delaware Court of Chancery is required to take into account all relevant factors. In Weinberger v. UOP,  Inc., the Delaware Supreme Court discussed the factors that could be considered in determining fair value in an appraisal proceeding, stating that "proof of value by any techniques or methods which are generally considered acceptable in the financial community and otherwise admissible in court" should be considered, and that "fair price obviously requires consideration of all relevant factors involving the value of a company."

        Section 262 of the DGCL provides that fair value is to be "exclusive of any element of value arising from the accomplishment or expectation of the merger." In Cede & Co. v. Technicolor, Inc., the Delaware Supreme Court stated that such exclusion is a "narrow exclusion [that] does not encompass known elements of value," but which rather applies only to the speculative elements of value arising from such accomplishment or expectation. In Weinberger, the Delaware Supreme Court construed Section 262 of the DGCL to mean that "elements of future value, including the nature of the enterprise, which are known or susceptible of proof as of the date of the merger and not the product of speculation, may be considered."

        You should be aware that the fair value of your shares of Sunrise common stock as determined under Section 262 of the DGCL could be more than, the same as, or less than the value that you are entitled to receive under the terms of the merger agreement if you did not seek appraisal of your shares. Investment banking opinions as to the fairness from a financial point of view of the transaction consideration payable in the mergers are not necessarily opinions as to fair value under Section 262 of the DGCL.

        Costs of the appraisal proceeding may be imposed upon the surviving company of the merger and the Sunrise stockholders participating in the appraisal proceeding by the Delaware Court of Chancery as the Court deems equitable in the circumstances. Upon the application of a Sunrise stockholder, the Delaware Court of Chancery may order all or a portion of the expenses incurred by any Sunrise stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal. Any Sunrise stockholder who had demanded appraisal rights will not, after the effective time of the merger, be entitled to vote shares subject to that demand for any purpose, or to receive payments of dividends or any other distribution with respect to those shares, other than with respect to payment as of a record date prior to the effective time of the merger; however, if no petition for appraisal is filed within 120 days after the effective time of the merger, or if the Sunrise stockholder delivers a written withdrawal of his or her demand for appraisal, and an acceptance of the terms of the mergers within 60 days after the effective time of the merger, then the right of that Sunrise stockholder to appraisal will cease and that Sunrise stockholder will be entitled to receive the cash payment for shares of his, her or its shares of Sunrise common stock pursuant to the merger agreement. No appraisal proceeding in the Delaware Court of Chancery will be dismissed as to any Sunrise stockholder without the prior approval of the Court, and such approval may be conditioned upon such terms as the Delaware Court of Chancery deems just; provided, however, that any Sunrise stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party will maintain the right to withdraw its demand for appraisal, and to accept the cash that such holder would have received pursuant to the merger agreement within 60 days after the effective date of the merger.

        In view of the complexity of Section 262 of the DGCL, Sunrise stockholders who may wish to dissent from the mergers and pursue appraisal rights should consult their legal advisors.

CURRENT MARKET PRICE OF SUNRISE COMMON STOCK

        Sunrise common stock is traded on the NYSE under the symbol "SRZ." On November 21, 2012, the record date, there were approximately 266 registered stockholders of Sunrise common stock. Below is a summary of the NYSE high and low sales prices of shares of Sunrise common stock on the NYSE, as reported in published financial sources as well as the cash dividend paid per share for the periods specified below. The closing sale price of Sunrise common stock on the NYSE on August 21, 2012, which was the last full trading day before Sunrise announced that it had entered into the merger agreement, was $8.93. On December 4, 2012, which is the latest practicable date before the date of this document, the closing price for Sunrise common stock on the NYSE was $14.37 per share. You are encouraged to obtain current market quotations for Sunrise common stock in connection with voting your shares.

Period	High ($)	Low ($)	Cash Dividend ($)
2010
1st Quarter	5.99	2.74	—
2nd Quarter	5.73	2.77	—
3rd Quarter	4.12	2.18	—
4th Quarter	5.85	3.25	—
2011
1st Quarter	12.44	5.50	—
2nd Quarter	11.75	7.62	—
3rd Quarter	10.17	5.20	—
4th Quarter	6.54	3.68	—
2012
1st Quarter	8.38	5.91	—
2nd Quarter	7.40	5.38	—
3rd Quarter	14.45	6.30	—
4th Quarter (through December 4, 2012)	14.53	14.24	—

        Under the merger agreement, Sunrise is prohibited from paying dividends.

SUBMISSION OF STOCKHOLDER PROPOSALS

        If the merger is completed prior to the 2013 annual meeting of Sunrise stockholders, Sunrise will not have public stockholders and there will be no public participation in any future meetings of stockholders. However, if the merger is not consummated prior to the 2013 annual meeting of Sunrise stockholders, the following deadlines apply to the submission of stockholder proposals to be considered at the 2013 annual meeting of Sunrise stockholders.

        Stockholders who intend to submit a proposal at the 2013 annual meeting of stockholders and desire that such proposal be included in the proxy materials for such meeting must follow the procedures prescribed in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the proxy materials, stockholder proposals must have been received by the Secretary of Sunrise at the principal executive offices of Sunrise no later than November 23, 2012. Nothing in this paragraph shall be deemed to require Sunrise to include in its proxy statement and proxy relating to the 2013 annual meeting any stockholder proposal that may be omitted from the proxy materials of Sunrise under applicable regulations of the SEC in effect at the time such proposal is received.

        Under the bylaws of Sunrise, a stockholder who wishes to nominate a director or propose a matter for consideration at an annual meeting, but not for inclusion in the proxy materials, must (a) be a stockholder of record at the time of giving of notice of such annual meeting by or at the direction of the Sunrise board and at the time of the annual meeting, (b) be entitled to vote at the meeting and

(c) must deliver notice to the Secretary of Sunrise at the principal executive offices of Sunrise not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting. If, however, the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder notice must be delivered not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of such annual meeting or, if the first public announcement of the date is less than 100 days prior to the date of such annual meeting, then stockholder notice must be delivered not later than the 10th day following such public announcement. For the 2013 annual meeting, such notice must be received no earlier than the close of business on January 2, 2013 and no later than the close of business on February 1, 2013. In addition, the stockholder must comply with the disclosure and other requirements in the bylaws of Sunrise.

 BENEFICIAL OWNERSHIP

Security Ownership of Executive Officers and Directors

        The following table sets forth certain information with respect to the beneficial ownership of Sunrise common stock as of November 30, 2012 by (a) each director, (b) each named executive officer and (c) all current executive officers and directors as a group.

Name and Position(s)	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
Mark S. Ordan(3) Chief Executive Officer and Director	637,157	1.0%
C. Marc Richards(4) Chief Financial Officer	66,667	*
D. Gregory Neeb(5) Chief Investment and Administrative Officer	233,334	*
David Haddock(6) General Counsel and Secretary	34,547	*
Julie A. Pangelinan(7) Former Chief Financial Officer	—	—
Paul J. Klaassen(8) Non-Executive Chair of the Board	456,292	*
Lynn Krominga(9) Lead Director	19,451	*
Glyn F. Aeppel(10) Director	11,664	*
Thomas J. Donohue(11) Director	117,644	*
Stephen D. Harlan(12) Director	33,644	*
William G. Little(13) Director	89,644	*
All current executive officers and directors as a group (11 persons)(14)	1,787,927	2.9%

*
Less than 1%.

(1)
Under Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise, has or shares voting power, and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date, and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(2)
The percentage of ownership calculation for each beneficial owner has been made on the basis of 61,211,456 outstanding shares of Sunrise common stock as of November 30, 2012.

(3)
Represents 78,948 shares held directly, 32,877 shares of restricted stock and 525,332 shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of November 30, 2012.

(4)
Represents 66,667 shares of restricted stock.

(5)
Represents 66,667 shares of restricted stock and 166,667 shares of common stock issuable upon the exercise of stock options within 60 days of November 30, 2012.

(6)
Represents 1,213 shares held directly and 33,334 shares of restricted stock.

(7)
Former executive officer included among 2011 named executive officers. Ms. Pangelinan's employment terminated March 11, 2011.

(8)
Represents 432,648 shares as to which Mr. Klaassen shares voting and dispositive power with his spouse, and 23,644 restricted stock units that could be settled within 60 days of November 30, 2012.

(9)
Represents 7,787 shares held directly and 11,664 restricted stock units that could be settled within 60 days of November 30, 2012.

(10)
Represents 11,664 restricted stock units that could be settled within 60 days of November 30, 2012.

(11)
Represents 94,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of November 30, 2012 and 23,644 restricted stock units that could be settled within 60 days of November 30, 2012.

(12)
Represents 10,000 shares held directly and 23,644 restricted stock units that could be settled within 60 days of November 30, 2012.

(13)
Represents 26,000 shares held directly, 40,000 shares issuable upon the exercise of stock options that are exercisable within 60 days of November 30, 2012 and 23,644 restricted stock units that could be settled within 60 days of November 30, 2012.

(14)
Includes 825,999 shares issuable upon the exercise of stock options that are exercisable within 60 days of November 30, 2012 and 117,904 restricted stock units that could be settled within 60 days of November 30, 2012.

 Security Ownership of Principal Stockholders

        The following table sets forth information as of November 30, 2012 with respect to the ownership of shares of Sunrise common stock by each person believed by management to be the beneficial owner of more than 5% of our outstanding common stock. Except as otherwise indicated, the information is based on the most recent Schedule 13G or Schedule 13G/A filed with the SEC on behalf of such persons.

Name and Position(s)	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock Outstanding(2)
Double Black Diamond Offshore Ltd.(3)	5,749,358	9.4%
Black Diamond Offshore Ltd. Black Diamond Relative Value Offshore Ltd. Carlson Capital, L.P. Asgard Investment Corp. Clint D. Carlson
2100 McKinney Avenue, Suite 1800 Dallas, TX 75201
Gabelli Funds, LLC(4)	3,044,591	5.0%
GAMCO Asset Management Inc. Gabelli Securities, Inc. GGCP, Inc. GAMCO Investors, Inc. Mario J. Gabelli
One Corporate Center Rye, NY 10580

(1)
Under Rule 13d-3 under the Exchange Act, a person has beneficial ownership of any securities as to which such person, directly or indirectly, through any contract, arrangement, undertaking, relationship or otherwise has or shares voting power and/or investment power and as to which such person has the right to acquire such voting and/or investment power within 60 days. Percentage of beneficial ownership as to any person as of a particular date is calculated by dividing the number of shares beneficially owned by such person by the sum of the number of shares outstanding as of such date and the number of shares as to which such person has the right to acquire voting and/or investment power within 60 days.

(2)
The percentage of ownership calculation for each beneficial owner has been made on the basis of 61,211,456 outstanding shares of Sunrise common stock as of November 30, 2012.

(3)
Represents the number of shares reported as beneficially owned by the reporting persons as of November 29, 2012 in a Form 4 filed by them on November 29, 2012.

(4)
The Schedule 13D dated September 19, 2012 of the reporting persons states that GAMCO Asset Management Inc. beneficially owns 1,229,700 shares, Gabelli Funds, LLC beneficially owns 1,218,392 shares and Gabelli Securities, Inc. beneficially owns 596,499 shares. According to the Schedule 13D, Mario J. Gabelli is deemed to have beneficial ownership of the securities owned beneficially by each of the foregoing. Each of GAMCO Investors, Inc. and GGCP, Inc. is deemed to have beneficial ownership of the shares owned beneficially by each of the foregoing persons, other than Mario J. Gabelli. Each of the reporting persons and the executive officers and directors of the foregoing entities and other related persons listed on Schedule I of the Schedule 13D has the sole power to vote or direct the vote and sole power to dispose or to direct the disposition of the securities reported for it on the Schedule 13D, either for its own benefit or for the benefit of its investment clients or its partners, as the case may be, except that (i) GAMCO Asset Management Inc. does not have the authority to vote 140,000 of the reported shares, (ii) Gabelli Funds, LLC has sole dispositive and voting power with respect to the shares held by certain funds for which it provides investment advisory services, so long as the aggregate voting interest of all joint filers does not exceed 25% of their total voting interest in Sunrise and, in that event, the Proxy Voting Committee of each such fund shall respectively vote that fund's shares, (iii) at any time, the Proxy Voting Committee of each such fund may take and exercise in its sole discretion the entire voting power with respect to the shares held by such fund under special circumstances such as regulatory considerations, and (iv) the power of Mario Gabelli, GAMCO Investors, Inc. and GGCP, Inc. is indirect with respect to shares beneficially owned directly by other reporting persons. According to the Schedule 13D, the investment advisory clients of, or partnerships managed by, GAMCO Investors, Inc. and Gabelli Funds, LLC have the sole right to receive and, subject to the notice, withdrawal and/or termination provisions of such advisory contracts and partnership arrangements, the sole power to direct the receipt of dividends from, and the proceeds of sale of, any of the shares beneficially owned by such reporting persons on behalf of such clients or partnerships. Except as noted above, according to the Schedule 13D, no such client or partnership has an interest by virtue of such relationship that relates to more than 5% of the shares of Sunrise common stock.

WHERE YOU CAN FIND MORE INFORMATION

        We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document Sunrise files at the SEC's public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC filings of Sunrise are also available to the public at the SEC's website at www.sec.gov. You also may obtain free copies of the documents Sunrise files with the SEC by going to the Investor Relations page of Sunrise's website at www.sunriseseniorliving.com. The information provided on Sunrise's website is not part of this proxy statement and is not incorporated herein by reference.

        Each statement contained in this proxy statement, or in any document incorporated by reference in this proxy statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows Sunrise to "incorporate by reference" into this proxy statement documents Sunrise files with the SEC. This means that Sunrise can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this proxy statement, and later information that Sunrise files with the SEC will update and supersede that information. Sunrise incorporates by reference the documents listed below and any documents filed by Sunrise pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this proxy statement and before the date of the special meeting (in each case, other than information and exhibits "furnished" to and not "filed" with the SEC in accordance with SEC rules and regulations, such information or exhibit is specifically not incorporated by reference into this proxy statement):

  •
  Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (filed on March 1, 2012, as amended on March 15, 2012);

  •
  Quarterly Report on Form 10-Q for the quarterly periods ended March 31, 2012 (filed on May 1, 2012), June 30, 2012 (filed on August 2, 2012) and September 30, 2012 (filed on November 7, 2012);

  •
  Current Reports filed on Form 8-K dated February 7, 2012 (filed on February 7, 2012), February 29, 2012 (filed on March 1, 2012), February 29, 2012 (filed on March 6, 2012), March 12, 2012 (filed on March 16, 2012), March 16, 2012 (filed on March 20, 2012), March 20, 2012 (filed on March 21, 2012), March 20, 2012 (filed on March 23, 2012), May 1, 2012 (filed on May 1, 2012), May 2, 2012 (filed on May 3, 2012), March 20, 2012 (filed on May 29, 2012), March 20, 2012 (filed on May 31, 2012), May 29, 2012 (filed on June 1, 2012), June 4, 2012 (filed on June 7, 2012), June 29, 2012 (filed on July 6, 2012), August 2, 2012 (filed on August 2, 2012), August 21, 2012 (filed on August 22, 2012), August 21, 2012 (filed on August 27, 2012), August 22, 2012 (filed on August 22, 2012), August 22, 2012 (filed on August 23, 2012), September 13, 2012 (filed on September 17, 2012), October 1, 2012 (filed on October 3, 2012), October 16, 2012 (filed on October 23, 2012), November 7, 2012 (filed on November 7, 2012) and November 8, 2012 (filed on November 9, 2012); and

  •
  Proxy Statement for the 2012 Annual Meeting (filed on March 23, 2012).

        Any person, including any beneficial owner, to whom this proxy statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by contacting Sunrise in writing or by telephone at Sunrise Senior Living, Inc., 7900 Westpark Drive, McLean, Virginia 22102, Attn.: Secretary, telephone (703) 273-7500, or on the Investor Relations page of Sunrise's website at www.sunriseseniorliving.com or from the SEC through the SEC's website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents. If you request any incorporated documents from Sunrise, Sunrise will mail them to you by first class mail, or another equally prompt means, within one business day after Sunrise receives your request.

        THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. SUNRISE HAS NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM, OR IN ADDITION TO, WHAT IS CONTAINED IN THIS PROXY STATEMENT OR IN ANY OF THE MATERIALS THAT ARE INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 5, 2012. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, UNLESS THE INFORMATION SPECIFICALLY INDICATES THAT ANOTHER DATE APPLIES, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

Annex A

AGREEMENT AND PLAN OF MERGER

BY AND AMONG

SUNRISE SENIOR LIVING, INC.

BREWER HOLDCO, INC.

BREWER HOLDCO SUB, INC.

HEALTH CARE REIT, INC.

AND

RED FOX, INC.

AUGUST 21, 2012

i

ii

iii

INDEX OF DEFINED TERMS

Page
Acquisition Merger	A-1
Acquisition Proposal	A-38
Action	A-21
Affiliate	A-1
Agreement	A-1
Balance Sheet Date	A-18
Book-Entry Share	A-8
Business Day	A-2
Certificate	A-8
Closing	A-8
Closing Date	A-2
Code	A-2
Company	A-1
Company Benefit Plan	A-2
Company Bylaws	A-14
Company Certificate of Incorporation	A-14
Company Convertible Notes	A-16
Company Disclosure Letter	A-14
Company Employees	A-2
Company Equity Awards	A-2
Company Facility	A-2
Company Insurance Policies	A-26
Company Intellectual Property	A-23
Company Options	A-2
Company Performance Award	A-12
Company Proxy Statement	A-2
Company Real Property	A-2
Company Reorganization	A-2
Company Restricted Stock	A-9
Company Restricted Stock Unit	A-12
Company Rights Plan	A-2
Company SEC Reports	A-17
Company Securities	A-16
Company Shareholder Meeting	A-31
Company Shares	A-1
Company Stock Plans	A-2
Company Surviving Corporation	A-1
Company Title Insurance Policy	A-24
Competition Act	A-2
Confidentiality Agreement	A-2
Contract	A-2
Controlled Group Liability	A-2
Current Employee	A-40
Damages	A-3
DGCL	A-7
Disbursing Agent	A-10
Dissenting Shares	A-9
Distribution	A-43

Page
DOJ	A-33
Effective Time	A-7
End Date	A-45
Environment	A-22
Environmental Law	A-22
Environmental Permits	A-22
ERISA	A-3
ERISA Affiliate	A-3
Exchange Act	A-3
Exchange Fund	A-10
Excluded Shares	A-8
Existing Programs	A-41
Extension Right	A-8
FTC	A-33
GAAP	A-3
Governmental Authority	A-3
Hazardous Materials	A-23
Holdco	A-1
Holdco Equity Awards	A-3
Holdco Option	A-12
Holdco Performance Award	A-12
Holdco Restricted Stock Unit	A-12
Holdco Sub	A-1
Holding Company Merger	A-1
Holding Company Merger Effective Time	A-7
HSR Act	A-3
Indebtedness	A-3
Indemnified Parties	A-39
Intervening Event	A-38
Joint Venture	A-17
Joint Venture Agreement	A-3
Knowledge of the Company	A-4
Law	A-4
Liens	A-4
Management Agreement	A-4
Management Business	A-4
Management Business Distribution	A-4
Management Business Sale	A-4
Material Adverse Effect on Parent	A-26
Material Adverse Effect on the Company	A-4
Material State Approvals	A-5
Maximum Termination Fee	A-6
Merger Consideration	A-9
Merger Shares	A-9
Merger Sub	A-1
Mergers	A-1
Microbial Matter	A-23
Multiemployer Plan	A-5

iv

Page
Multiple Employer Plan	A-20
Non-US Plan	A-21
Order	A-5
Owned Real Property	A-24
Parent	A-1
Parent Disclosure Letter	A-26
Parent Plan	A-41
Per Share Distribution	A-43
Permits	A-5
Permitted Liens	A-5
Person	A-5
Preferred Stock	A-15
Qualifying Income	A-6
Real Property Leases	A-24
Recommendation	A-32
Recommendation Withdrawal	A-37
Regulatory Laws	A-6
REIT Requirements	A-6
Representative	A-6

Page
Requisite Shareholder Vote	A-14
Restraint	A-44
Sarbanes-Oxley Act	A-17
SEC	A-6
Securities Act	A-6
Shares	A-1
Significant Joint Ventures	A-6
Specified Contract	A-25
Subsidiary	A-6
Superior Offer	A-38
Surviving Corporation	A-1
Target Closing Date	A-8
Tax	A-6
Tax Return	A-6
Termination Fee	A-6
Termination Fee Tax Opinion	A-6
Unit	A-12
Violation	A-15
Willful Breach	A-7
Withdrawal Liability	A-7

v

AGREEMENT AND PLAN OF MERGER

        This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of this 21st day of August, 2012 by and among Sunrise Senior Living, Inc., a Delaware corporation (the "Company"), Brewer Holdco, Inc., a Delaware corporation and a wholly owned subsidiary of the Company ("Holdco"), Brewer Holdco Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Holdco ("Holdco Sub"), Health Care REIT, a Delaware corporation ("Parent"), and Red Fox, Inc., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub").

RECITALS

        WHEREAS, the parties intend that (i) Holdco Sub shall be merged with and into the Company (the "Holding Company Merger"), with the Company surviving as a wholly owned subsidiary of Holdco (the "Company Surviving Corporation") and pursuant to which each issued and outstanding share of common stock, par value $0.01 per share, of the Company (the "Company Shares") shall be converted into one share of common stock, par value $0.01 per share, of Holdco (the "Shares"); and (ii) after the Holding Company Merger, Merger Sub shall be merged with and into Holdco (the "Acquisition Merger" and together with the Holding Company Merger, the "Mergers"), with Holdco surviving as a wholly owned subsidiary of Parent (the "Surviving Corporation") and pursuant to which each issued and outstanding Share, other than the Excluded Shares, will be converted into the right to receive $14.50 per share in cash, in each case subject to the terms and conditions hereof;

        WHEREAS, the Board of Directors of the Company has (i) determined that this Agreement and the transactions contemplated hereby, including the Holding Company Merger and the Acquisition Merger, are in the best interests of the Company and its shareholders, (ii) approved this Agreement and (iii) resolved to recommend that shareholders of the Company approve and adopt this Agreement;

        WHEREAS, the respective Boards of Directors of Holdco, Holdco Sub, Parent, and Merger Sub have approved this Agreement; and

        WHEREAS, the Company, Holdco, Holdco Sub, Parent and Merger Sub desire to make certain representations, warranties, covenants and agreements in connection with the Mergers and also to prescribe certain conditions to the Mergers, as set forth herein.

AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants and agreements contained herein, intending to be legally bound, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

        Section 1.1    Definitions.     For purposes of this Agreement, the following terms have the respective meanings set forth below:

        "Affiliate" means, with respect to any Person, any other Person, directly or indirectly, controlling, controlled by, or under common control with, such Person. For purposes of this definition, the term "control" (including the correlative terms "controlling," "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise; provided that, for purposes of this Agreement, each Significant Joint Venture shall be considered an Affiliate of the Company.

        "Business Day" means any day other than the days on which banks in New York, New York are required or authorized to close.

        "Closing Date" means the date on which the Closing occurs.

        "Code" means the Internal Revenue Code of 1986, as amended.

        "Company Benefit Plan" means each compensation or benefit plan, program, policy, practice, agreement or arrangement (other than any multiemployer plan within the meaning of ERISA Section 3(37)), including all stock ownership, stock purchase, stock option, phantom stock or other equity-based retirement, vacation, severance, disability, death benefit, employment, change-in-control, fringe benefit, bonus, incentive, pension, profit sharing, medical, and deferred compensation plan, program, policy, practice, agreement or arrangement, whether or not subject to ERISA, which is sponsored, maintained or contributed to by the Company or any of its Subsidiaries.

        "Company Employees" means any employee or officer of the Company or any of its Subsidiaries or the Joint Ventures.

        "Company Equity Awards" means Company Options, Company Restricted Stock, Company Restricted Stock Units and Company Performance Awards.

        "Company Facility" means any senior living facility owned, leased, subleased, managed or operated by the Company or any of its Subsidiaries or Significant Joint Ventures (or in the case of the definition of Management Agreement or Real Property Lease as used in Section 6.1(n), any Joint Venture (or any joint venture formed after the date of this Agreement), whether or not a Significant Joint Venture).

        "Company Options" means outstanding options to acquire Shares from the Company granted under the Company Stock Plans.

        "Company Proxy Statement" means the proxy statement, together with any amendments or supplements thereto and any other related proxy materials, relating to the approval of this Agreement by the Company's shareholders prepared in accordance with Law.

        "Company Real Property" means the Owned Real Property and the real property subject to the Real Property Leases.

        "Company Reorganization" means the separation of the Management Business from the remainder of the businesses of the Company and its Subsidiaries in the manner set forth on Exhibit 1, including any modifications thereto that are agreed to in writing by Parent and the Company; it being agreed that none of the Holding Company Merger, the Management Business Sale, the Management Business Distribution or the Distribution shall be considered part of the Company Reorganization.

        "Company Rights Plan" means the Rights Agreement, dated as of April 24, 2006, between the Company and American Stock Transfer & Trust Company, as Rights Agent, as amended.

        "Company Stock Plans" means the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan and any other plan, program, policy, agreement or other arrangement under which Company Equity Awards are outstanding or may be granted, in each case, as amended.

        "Competition Act" means the Competition Act (Canada).

        "Confidentiality Agreement" means the Confidentiality Agreement, dated January 10, 2012, as amended and supplemented from time to time, between the Company and Parent.

        "Contract" means any agreement, contract, obligation, promise, understanding or undertaking that is legally binding.

        "Controlled Group Liability" means any and all liabilities (i) under Title IV of ERISA, (ii) under Section 302 of ERISA, (iii) under Sections 412 and 4971 of the Code, (iv) as a result of a failure to comply with the continuation coverage requirements of Section 601 et seq. of ERISA and Section 4980B of the Code, and (v) under corresponding or similar provisions of foreign laws or regulations.

        "Damages" means any and all costs or expenses (including attorneys' fees and expenses), judgments, fines, losses, claims, damages, liabilities and amounts paid in settlement in connection with any actual or threatened claim, action, suit, proceeding or investigation, whether civil, criminal, administrative or investigative.

        "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" means, with respect to any entity, trade or business, any other entity, trade or business that is, or was at the relevant time, a member of a group described in Section 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA that includes or included the first entity, trade or business, or that is, or was at the relevant time, a member of the same "controlled group" as the first entity, trade or business pursuant to Section 4001(a)(14) of ERISA.

        "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

        "GAAP" means U.S. generally accepted accounting principles.

        "Governmental Authority" means any U.S. or foreign government, any agency, public or regulatory authority, instrumentality, department, commission, court, arbitrator, ministry, tribunal or board of the United States or any foreign nation or any government or political subdivision thereof, in each case, whether national, federal, tribal, provincial, state, regional, local or municipal.

        "Holdco Equity Awards" means Holdco Options, Holdco Restricted Stock, Holdco Restricted Stock Units and Holdco Performance Units.

        "HSR Act" means the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

        "Indebtedness" of any Person means, without duplication, (i) the principal, accreted value, accrued and unpaid interest, prepayment and redemption premiums or penalties (if any), unpaid fees or expenses and other monetary obligations in respect of (A) indebtedness of such Person for money borrowed and (B) indebtedness evidenced by notes, debentures, bonds or other similar instruments for the payment of which such Person is responsible or liable; (ii) all obligations of such Person issued or assumed as the deferred purchase price of property, all conditional sale obligations of such Person and all obligations of such Person under any title retention agreement; (iii) all obligations of such Person under leases required to be capitalized in accordance with GAAP, consistently applied; (iv) all obligations of such Person for the reimbursement of any obligor on any letter of credit, banker's acceptance or similar credit transaction, only to the extent drawn; (v) all obligations of such Person under interest rate or currency swap transactions (valued at the termination value thereof); (vi) all obligations of such Person under checks or other negotiable instruments issued by such Person in excess of cash (and cash equivalents) available to such Person to honor such obligations; (vii) all obligations of the type referred to in clauses (i) through (vi) of any Persons for the payment of which such Person is responsible or liable, directly or indirectly, as obligor, guarantor, surety or otherwise, including guarantees of such obligations; and (viii) all obligations of the type referred to in clauses (i) through (vii) of other Persons secured by (or for which the holder of such obligations has an existing right, contingent or otherwise, to be secured by) any Lien on any property or asset of such Person (whether or not such obligation is assumed by such Person).

        "Joint Venture Agreement" means any Contract between the Company or any of its Subsidiaries, on the one hand, and a Joint Venture partner, on the other hand, relating to the organization and governance of a Joint Venture.

        "Knowledge of the Company" means the actual knowledge, after reasonable inquiry, of the chief executive officer, the chief financial officer, the chief investment officer and the general counsel of the Company.

        "Law" means applicable statutes, common law, rules, ordinances, regulations, codes, orders, judgments, injunctions, writs, decrees, governmental guidelines or interpretations having the force of law, Permits, rules and bylaws, in each case, of a Governmental Authority, including state laws applicable to the licensure and operation of the Company Facilities.

        "Liens" means, with respect to any asset, any mortgage, lien, pledge, charge, claim, option, security interest, deed of trust, deed to secure Indebtedness, right of first refusal, right of first offer, encumbrance, right of way, easement, encroachment, conditional sale, title retention agreement, defect in title or restriction of any kind in respect of such asset.

        "Management Agreement" means any Contract pursuant to which the Company or any of its Subsidiaries manages the day-to-day operations of a Company Facility (or group of Company Facilities) and any Contract relating to such management services.

        "Management Business" means the business of the Company and its Subsidiaries in providing senior living and care services, including independent living, assisted living, memory care and skilled nursing care services, and managing the day-to-day operations of the Company Facilities, as opposed to owning, directly or indirectly, the real property of such Company Facilities.

        "Management Business Distribution" means a distribution to the stockholders of the Company (or a new holding company formed in connection with the Company Reorganization) of all of the shares of a Subsidiary of the Company (or such holding company) that, after giving effect to the Company Reorganization, owns the assets and assumes the liabilities relating to the Management Business.

        "Management Business Sale" means a sale by the Company or Holdco of the Management Business to one or more third parties in a transaction or series of related transactions, including a sale of the Company Surviving Corporation following the consummation of the Holding Company Merger and the Company Reorganization.

        "Material Adverse Effect on the Company" means a change, event or development that has or would reasonably be expected to have a material adverse effect on the business, properties, assets, financial condition or continuing results of operations of the Company and its Subsidiaries, taken as a whole; provided, however, that no change, event or development resulting from any of the following shall be taken into account in determining whether there has been or will be a Material Adverse Effect on the Company: (A) changes, events or developments in or affecting general economic or regulatory conditions, or in the securities, credit or financial markets (including interest rates and exchange rates); (B) changes, events or developments resulting from any weather-related or other force majeure event or natural disasters or outbreak or escalation of hostilities or acts of war (whether or not declared) or terrorism; (C) changes, events, developments generally affecting the industries in which the Company or its Subsidiaries operates; (D) changes or developments in Law or GAAP, or the interpretation thereof, or changes or developments in regulatory, legislative or other political conditions or developments; (E) the execution or announcement of, or compliance with, this Agreement (other than compliance with the first sentence of Section 6.1) or the transactions contemplated hereby (including, for these purposes, the Company Reorganization, the Management Business Sale, the Management Business Distribution and the Distribution), including the impact thereof on the relationships, contractual or otherwise, of the Company with suppliers, residents, lenders, landlords or Joint Venture partners, and including any Action with respect to the Mergers, the Company Reorganization, the Management Business Sale, the Management Business Distribution or the Distribution; (F) any action taken at the request of Parent and any failure to take an action that is prohibited by this Agreement and with respect to which Parent has not granted a written waiver within two (2) Business Days after a written request from the Company; (G) changes in the share price or trading volume of the Shares or in the Company's credit rating (provided that any change, event or development underlying such change may be taken into account in determining whether there has been or will be a Material Adverse Effect on the Company so long as it is not otherwise excluded by this definition); or (H) the failure of the Company to meet any internal or external projections or forecasts or estimates of revenues, earnings or other metrics for any period (provided that any change, event or development underlying such change may be taken into account in determining whether there has been or will be a Material Adverse Effect on the Company so long as it is not otherwise excluded by this definition and, provided further, that this clause (H) shall not be construed as implying that the Company is making any representation or warranty hereunder with respect to any projections or forecasts or estimates of revenues, earnings or other metrics for any period); except, in each case with respect to clauses (A)-(D) of this definition, to the extent adversely and disproportionately affecting the Company and its Subsidiaries, taken as a whole, relative to other companies in the industries in which the Company and its Subsidiaries operate.

        "Material State Approvals" means the consents, approvals and authorizations listed on Section 1.1(i) of the Company Disclosure Letter.

        "Multiemployer Plan" means any "multiemployer plan" within the meaning of Section 4001(a)(3) of ERISA.

        "Order" means any order, writ, injunction, decree, judgment, award, settlement or stipulation issued, promulgated or entered into by or with any Governmental Authority.

        "Permits" means any licenses, franchises, permits, certificates, consents, approvals or other similar authorizations of, from or by a Governmental Authority possessed by or granted to or necessary for the ownership of the material assets, operation of Company Facilities or conduct of the business of the Company and its Subsidiaries and Significant Joint Ventures.

        "Permitted Liens" means (i) Liens for Taxes, assessments and governmental charges or levies not yet past due or that are being contested in good faith or for which adequate accruals or reserves have been established; (ii) mechanics', carriers', workmen's, repairmen's or materialmen's Liens and other similar Liens imposed by Law or arising in the ordinary course of business; (iii) any Liens or security interests that secure a liquidated amount that are being contested in good faith and by appropriate Action; (iv) the Real Property Leases and any other leases, subleases and licenses; (v) any Liens arising under conditional sales contracts and equipment leases with third parties; (vi) Liens imposed by Law; (vii) pledges or deposits to secure obligations under workers' compensation Laws or similar legislation or to secure public or statutory obligations; (viii) pledges and deposits to secure the performance of bids, trade contracts, leases, surety and appeal bonds, performance bonds and other obligations of a similar nature, in each case in the ordinary course of business; (ix) any easements, encumbrances, covenants, rights of way (unrecorded and of record) and other similar restrictions of record, any Laws affecting improvements, use or occupancy or reservations of an interest in title, and any zoning, building and other similar restrictions, in each case that do not materially and adversely affect the current use of the applicable property owned, leased, used or held for use by the Company, any of its Subsidiaries or the Joint Ventures; (x) Liens the existence of which are disclosed in the consolidated financial statements of the Company and notes thereto included in any Company SEC Report filed or furnished on or after January 1, 2009 and prior to the date of this Agreement; (xi) Liens and property restrictions that are disclosed on existing title reports, existing surveys or Company Title Insurance Policies (in each case, as have been made available to Parent); (xii) Liens for Indebtedness relating to the Company Real Property subject thereto or affected thereby; and (xiii) Liens created pursuant to a Management Agreement or a Joint Venture Agreement.

        "Person" means any individual, corporation, company, limited liability company, partnership, association, trust, joint venture, group or any other entity or organization, including any Governmental Authority.

        "Regulatory Laws" means the HSR Act, the Sherman Antitrust Act of 1890, as amended, and the rules and regulations promulgated thereunder, the Clayton Act of 1914, as amended, and the rules and regulations promulgated thereunder, the Federal Trade Commission Act of 1914, as amended, and the rules and regulations promulgated thereunder, and any other federal, state and foreign statutes, rules, regulations, orders, decrees, administrative and judicial doctrines and other Laws that are designed or intended to prohibit, restrict or regulate actions having the purpose or effect of monopolization or restraint of trade or lessening of competition through merger or acquisition.

        "Representative" means, with respect to any Person, such Person's directors, officers, employees, agents and representatives, including any investment banker, financial advisor and financing sources (in the case of Parent), attorney, accountant or other advisor, agent, representative or controlled Affiliate.

        "SEC" means the U.S. Securities and Exchange Commission.

        "Securities Act" means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

        "Significant Joint Ventures" means the Joint Ventures set forth on Section 1.1(ii) of the Company Disclosure Letter.

        "Subsidiary" means, with respect to any Person, any other Person of which the first Person owns, directly or indirectly, securities or other ownership interests having voting power, or which separately has the power, to elect or designate a majority of the board of directors or other persons performing similar functions (or, if there are no such voting interests, more than 50% of the equity interests of the second Person); provided that no Joint Venture shall be considered a Subsidiary of the Company for purposes of this Agreement (other than for purposes of the definition of "Material Adverse Effect on the Company," Section 4.6, Section 7.5 and Section 7.8, with respect to which the term "Subsidiary" shall be deemed to include Joint Ventures).

        "Tax" means any and all U.S. Federal, state, local, or foreign taxes, assessments, levies, imposts and other similar governmental charges, together with any interest, penalties or additions imposed with respect thereto.

        "Tax Return" means any return, declaration, report, statement, information statement or other document required to be filed with a Governmental Authority with respect to Taxes, including any amendments to any of the foregoing.

        "Termination Fee" means an amount equal to the lesser of (i) $40 million (the "Maximum Termination Fee") and (ii) the sum of (A) the maximum amount that can be paid to Parent without causing it to fail to meet the requirements of Sections 856(c)(2) and (3) of the Code determined as if the payment of such amount did not constitute income described in Sections 856(c)(2) and 856(c)(3) of the Code ("Qualifying Income"), as determined by independent accountants to Parent, and (B) in the event Parent receives a letter from outside counsel (the "Termination Fee Tax Opinion") indicating that Parent's receipt of the Maximum Termination Fee would either constitute Qualifying Income or would be excluded from gross income within the meaning of Sections 856(c)(2) and (3) of the Code (the "REIT Requirements") or that the receipt by Parent of the excess of the Maximum Termination Fee over the amount payable in clause (A) following the receipt of such opinion would not be deemed constructively received prior thereto, the Maximum Termination Fee less the amount payable under clause (A) above. In the event that Parent notifies the Company that it is not able to receive the Maximum Termination Fee, and the Parent is entitled to the Termination Fee pursuant to the terms of this Agreement, then the Company shall place the unpaid amount in escrow and the escrow agent shall not release any portion thereof to Parent unless and until the Company notifies the escrow agent that it has received any one or combination of the following: (i) a letter from Parent's independent accountants indicating the maximum amount that can be paid at that time to Parent without causing Parent to fail to meet the REIT Requirements or (ii) a Termination Fee Tax Opinion indicating the maximum amount that can be paid at that time to as Qualifying Income, as gross income that is excluded under the REIT Requirements or as amounts not constructively received prior to such time, in either of which events the escrow agent shall pay to Parent the lesser of the unpaid Maximum Termination Fee or the maximum amount stated in the letter referred to in (i) above or the opinion referred to in (ii) above.

        "Willful Breach" means a material breach, or failure to perform, that is the consequence of an act or omission by the Company or a Representative or a Subsidiary of the Company, in each case with the knowledge that the taking of, or failure to take, such act would, or would be reasonably expected to, cause a material breach of this Agreement.

        "Withdrawal Liability" means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as those terms are defined in Part I of Subtitle E of Title IV of ERISA.

        Section 1.2    Terms Generally.     The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include," "includes" and "including" shall be deemed to be followed by the phrase "without limitation," unless the context expressly provides otherwise. All references herein to Sections, paragraphs, subparagraphs, clauses, Annexes or Exhibits shall be deemed references to Sections, paragraphs, subparagraphs or clauses of, or Annexes or Exhibits to, this Agreement, unless the context expressly provides otherwise. Unless otherwise expressly defined, terms defined in this Agreement have the same meanings when used in any Exhibit or Annex hereto, including the Company Disclosure Letter. Unless otherwise specified, the words "herein," "hereof," "hereto" and "hereunder" and other words of similar import refer to this Agreement as a whole (including the Exhibits and Annexes) and not to any particular provision of this Agreement.

ARTICLE II

THE MERGERS

        Section 2.1    The Mergers.     (a) At the Holding Company Merger Effective Time, in accordance with the General Corporation Law of the State of Delaware (the "DGCL"), and upon the terms and subject to the conditions set forth in this Agreement, Holdco Sub shall merge with and into the Company, with the Company surviving such Holding Company Merger as a wholly owned subsidiary of Holdco. At the Effective Time, in accordance with the DGCL, and upon the terms and subject to the conditions set forth in this Agreement, Merger Sub shall merge with and into Holdco, with Holdco surviving such Acquisition Merger as a wholly owned subsidiary of Parent.

        (b)   On the Closing Date, (i) the Company shall file the certificate of merger for the Holding Company Merger, executed in accordance with, and containing such information as is required by, the relevant provisions of the DGCL with the Secretary of State of the State of Delaware; and (ii) Holdco shall file the certificate of merger for the Acquisition Merger, executed in accordance with, and containing such information as is required by, the relevant provisions of the DGCL with the Secretary of State of the State of Delaware. The Mergers shall become effective at such time as the certificate of merger for the applicable merger shall have been duly filed with the Secretary of State of the State of Delaware or at such other, later date and time as is agreed between the parties and specified in the applicable certificate of merger in accordance with the relevant provisions of the DGCL (such date and time for the Holding Company Merger is hereinafter referred to as the "Holding Company Merger Effective Time" and such date and time for the Acquisition Merger is hereinafter referred to as the "Effective Time"). The Holding Company Merger Effective Time shall occur prior to the Effective Time.

        (c)   The Mergers shall generally have the effects set forth in the applicable provisions of the DGCL and this Agreement. Without limiting the generality of the foregoing, and subject thereto, from and after the Holding Company Merger Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of the Company and Holdco Sub shall vest in the Company Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of the Company and Holdco Sub shall become the debts, liabilities, obligations, restrictions and duties of the Company Surviving Corporation. Without limiting the generality of the foregoing, and subject thereto, from and after the Effective Time, all property, rights, privileges, immunities, powers, franchises, licenses and authority of Holdco and Merger Sub shall vest in the Surviving Corporation, and all debts, liabilities, obligations, restrictions and duties of each of Holdco and Merger Sub shall become the debts, liabilities, obligations, restrictions and duties of the Surviving Corporation.

        (d)   Upon the terms and subject to the conditions set forth in this Agreement, the closing of the Mergers (the "Closing") shall take place at 10:00 a.m., New York City time, on the later of (i) the three (3)-month anniversary of the date hereof (the "Target Closing Date"), which Target Closing Date may be delayed by Parent on one or more occasions (each, an "Extension Right") to a date that is no later than the first anniversary of the date hereof; provided that if, at any time following the exercise of any Extension Right, (A) all conditions precedent set forth in the definitive agreement(s) providing for the Management Business Sale or, if applicable, the Management Business Distribution (other than those conditions to be satisfied or waived at the closing of the transactions contemplated thereby) shall have been satisfied or (to the extent permitted by Law) waived, and (B) all Material State Approvals shall have been obtained, the Closing shall take place at such time on the second (2nd) Business Day thereafter, and (ii) the second (2nd) Business Day after the satisfaction or (to the extent permitted by Law) waiver of the conditions set forth in Article VIII (other than those conditions to be satisfied or waived at the Closing, but subject to the satisfaction or waiver of such conditions at Closing) or such other date and time as agreed to in writing by Parent and the Company.

        Section 2.2    Conversion of Securities.     (a) At the Holding Company Merger Effective Time, in accordance with Section 251(g) of the DGCL, pursuant to this Agreement and by virtue of the Holding Company Merger and without any action on the part of the Company, Holdco, Holdco Sub or the holders of the Company Shares:

          (i)    Each Company Share (including any Company Restricted Stock) issued and outstanding immediately prior to the Holding Company Merger Effective Time, together with the associated rights issued pursuant to the Company Rights Plan, shall be converted into and become one Share. Each certificate (a "Certificate") or a book-entry share (a "Book-Entry Share") formerly representing Company Shares shall thereafter represent an equivalent number of Shares.

          (ii)   Each share of common stock of Holdco Sub, par value $0.01 per share, issued and outstanding immediately prior to the Holding Company Merger Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Company Surviving Corporation.

        (b)   At the Effective Time, in accordance with Section 251(c) of the DGCL, pursuant to this Agreement and by virtue of the Acquisition Merger and without any action on the part of the Company, Holdco, Parent, Merger Sub or the holders of the Shares:

          (i)    Each Share held by Parent, Holdco or any of their respective wholly owned Subsidiaries (in each case, other than any such Shares held on behalf of third parties) immediately prior to the Effective Time, if any, shall be cancelled and retired and shall cease to exist (such Shares to be so cancelled and retired, the "Excluded Shares"), and no payment or distribution shall be made or delivered with respect thereto.

          (ii)   Each share of common stock of Merger Sub, no par value per share, issued and outstanding immediately prior to the Effective Time shall be converted into and become one newly issued, fully paid and non-assessable share of common stock of the Surviving Corporation.

          (iii)  Each Share issued and outstanding immediately prior to the Effective Time (other than the Excluded Shares and Dissenting Shares) automatically shall be cancelled and converted into the right to receive an amount in cash equal to $14.50 plus, if Parent shall have exercised one or more Extension Rights, each of the conditions set forth in Article VIII (other than those conditions to be satisfied or waived at the Closing) shall have been satisfied or waived, and the Closing shall not have occurred on or prior to the six (6)-month anniversary of the date hereof, an additional $0.007621 for each day during the period commencing on the six (6)-month anniversary of the date hereof and ending on the Closing Date (such amount, the "Merger Consideration"), in each case without interest, payable to the holder thereof upon surrender of the Certificate or the Book-Entry Share formerly representing such Share in the manner provided in Section 2.3. Such Shares (including Shares into which Company Restricted Stock was converted) to be cancelled and converted into the right to receive the Merger Consideration shall sometimes be referred to herein as the "Merger Shares."

        (c)   If, between the date of this Agreement and the Effective Time, the number of outstanding Company Shares is changed into a different number of shares or a different class, by reason of any stock dividend, subdivision, split-up, combination or the like, other than pursuant to the Mergers, the amount of Merger Consideration payable per Share and any other dependent items shall be appropriately adjusted to provide the holders of the Shares the same economic effect as contemplated by this Agreement prior to such action and as so adjusted shall, from and after the date of such event, be the Merger Consideration or other dependent items, subject to further adjustment in accordance with this Section 2.2(c).

        (d)   Each Company Share outstanding immediately prior to the Holding Company Merger Effective Time, granted subject to vesting or other lapse restrictions pursuant to the Company Stock Plans or any applicable restricted stock award agreements (collectively, the "Company Restricted Stock"), shall, by virtue of this Agreement, vest and become free of such restrictions immediately prior to the Holding Company Merger Effective Time and shall be treated as Company Shares outstanding and cancelled and converted into an equivalent number of Shares in the Holding Company Merger, which Shares shall be converted in the Acquisition Merger into the right to receive the Merger Consideration.

        (e)   Notwithstanding anything in this Agreement to the contrary, Shares that are issued and outstanding immediately prior to the Effective Time and that are held by stockholders properly exercising appraisal rights available under Section 262 of the DGCL (the "Dissenting Shares") shall not be converted into or be exchangeable for the right to receive the Merger Consideration, unless and until such holders shall have failed to perfect or shall have effectively withdrawn or lost their rights to appraisal under the DGCL. Dissenting Shares shall be treated in accordance with Section 262 of the DGCL. If any such holder shall have failed to perfect or shall have effectively withdrawn or lost such right to appraisal, such holder's Shares shall thereupon be converted into and become exchangeable only for the right to receive, as of the later of the Effective Time and the time that such right to appraisal shall have been irrevocably lost, withdrawn or expired, the Merger Consideration, without interest, upon surrender of the Certificate or Book-Entry Share formerly representing such Share in the manner provided in Section 2.4. The Company shall give Parent and Merger Sub (a) prompt written notice of any written demands for appraisal of any Shares, attempted withdrawals of such demands and any other instruments served pursuant to the DGCL and received by the Company or Holdco relating to rights to be paid the "fair value" of Dissenting Shares, as provided in Section 262 of the DGCL and (b) the opportunity to participate in and control all negotiations and proceedings with respect to demands for appraisal under the DGCL. Neither the Company nor Holdco shall, except with the prior written consent of Parent, voluntarily make any payment with respect to any demands for fair value for Dissenting Shares or offer to settle, settle or negotiate in respect of any such demands.

        Section 2.3    Payment of Cash for Merger Shares and Company Equity Awards.     (a) Prior to the Closing Date, Parent shall designate a bank or trust company that is reasonably satisfactory to the Company to serve as the disbursing agent for the Merger Consideration and Holdco or such bank or trust company to serve as the disbursing agent for payments in respect of the Holdco Equity Awards (as the case may be, the "Disbursing Agent"). Prior to the Effective Time, Parent will deposit, or will cause to be deposited, with the Disbursing Agent cash in the aggregate amount sufficient to pay the Merger Consideration in respect of all Merger Shares and Holdco Equity Awards outstanding immediately prior to the Effective Time and, if applicable, to pay the Per Share Distribution in respect of all Merger Shares issued and outstanding as of the Record Date (the "Exchange Fund"). Pending distribution of the cash deposited with the Disbursing Agent, such cash shall be held for the benefit of the holders of Merger Shares and Holdco Equity Awards outstanding immediately prior to the Effective Time and shall not be used for any other purpose.

        (b)   The Disbursing Agent shall invest any cash included in the Exchange Fund as directed by Parent or, after the Effective Time, the Surviving Corporation; provided that (i) no such investment shall relieve Parent or the Disbursing Agent from their obligations to make the payments required by this Article II, and following any losses Parent shall promptly provide, or cause to be provided, additional funds to the Disbursing Agent for the benefit of the holders of the Merger Shares and Holdco Equity Awards in the amount of such losses, (ii) no such investment shall have maturities that could prevent or delay payments to be made pursuant to this Agreement, and (iii) such investments shall be in short-term obligations of the United States with maturities of no more than thirty (30) days or guaranteed by the United States and backed by the full faith and credit of the United States, in commercial paper obligations rated A-1 or P-1 or better by Moody's Investors Services, Inc. or Standard & Poor's Corporation, respectively. Any net interest or income produced by such investments will be payable to the Surviving Corporation or Parent, as directed by Parent.

        (c)   As promptly as practicable after the Effective Time, and in any event within three (3) Business Days after the Effective Time, the Surviving Corporation shall send, or cause the Disbursing Agent to send, to each record holder of Merger Shares as of immediately prior to the Effective Time a letter of transmittal and instructions for exchanging their Merger Shares for the Merger Consideration payable therefor (and, if applicable, to receive the Per Share Distribution with respect to such Merger Shares). The letter of transmittal will be in customary form and will specify that delivery of Certificates or Book-Entry Shares will be effected, and risk of loss and title will pass, upon proper delivery of the Certificates or Book-Entry Shares to the Disbursing Agent. Upon surrender of such Certificate(s) or Book-Entry Share(s) to the Disbursing Agent together with a properly completed and duly executed letter of transmittal and any other documentation that the Disbursing Agent may reasonably require, the record holder thereof shall be entitled to receive the Merger Consideration payable in exchange therefor (and, if applicable, the Per Share Distribution), without interest. Until so surrendered and exchanged, each such Certificate or Book-Entry Share shall, after the Effective Time, represent only the right to receive the Merger Consideration (and, if applicable, the Per Share Distribution) in respect of such Certificate or Book-Entry Share, and until such surrender and exchange, no cash shall be paid to the holder of such outstanding Certificate or Book-Entry Share in respect thereof.

        (d)   If payment is to be made to a Person other than the registered holder of the Merger Shares formerly represented by the Certificate(s) or Book-Entry Share(s) surrendered in exchange therefor, it shall be a condition to such payment that the Certificate(s) or Book-Entry Share(s) so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Disbursing Agent any applicable transfer and other similar Taxes required as a result of such payment to a Person other than the registered holder of such Merger

Shares or establish to the satisfaction of the Disbursing Agent that such Taxes have been paid or are not payable.

        (e)   At the Holding Company Merger Effective Time, the stock transfer books of the Company shall be closed and there shall be no further transfers on the stock transfer books of the Company of the Company Shares that were outstanding immediately prior to the Holding Company Merger Effective Time. At the Effective Time, the stock transfer books of Holdco shall be closed and there shall be no further transfers on the stock transfer books of Holdco of the Shares that were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates or Book-Entry Shares are presented to the Surviving Corporation, Parent or the Disbursing Agent, such Certificates or Book-Entry Shares shall be exchanged for the Merger Consideration (and, if applicable, the Per Share Distribution) in accordance with the procedures set forth in this Article II.

        (f)    If any cash deposited with the Disbursing Agent remains unclaimed twelve (12) months after the Effective Time, such cash shall be returned to Parent or the Surviving Corporation upon demand, and any holder who has not surrendered such holder's Certificate(s) or Book-Entry Share(s) for the Merger Consideration (and, if applicable, the Per Share Distribution) payable in respect thereof prior to that time shall thereafter look only to the Surviving Corporation for payment of the Merger Consideration (and, if applicable, the Per Share Distribution). The foregoing notwithstanding, none of Parent, Merger Sub, Holdco, Holdco Sub, the Company, the Surviving Corporation, the Disbursing Agent or any of their respective directors, officers, employees and agents shall be liable to any holder of Certificates or Book-Entry Shares for an amount paid to a public official pursuant to any applicable unclaimed property Law. Any amounts remaining unclaimed by holders of Certificates or Book-Entry Shares as of the date on which such amounts would otherwise escheat to or become property of any Governmental Authority shall, to the extent permitted by Law, become the property of the Surviving Corporation on such date, free and clear of any claims or interest of any Person previously entitled thereto.

        (g)   From and after the Effective Time, the holders of Merger Shares outstanding immediately prior to the Effective Time shall cease to have any rights with respect to such Merger Shares, other than the right to receive the Merger Consideration (and, if applicable, the Per Share Distribution) as provided in this Agreement.

        (h)   In the event that any Certificate has been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed, in addition to the posting by such holder of any bond in such reasonable amount as the Surviving Corporation or the Disbursing Agent may direct as indemnity against any claim that may be made against the Surviving Corporation or the Disbursing Agent with respect to such Certificate, the Disbursing Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration (and, if applicable, the Per Share Distribution) in respect thereof entitled to be received pursuant to this Agreement.

        (i)    Parent, Surviving Corporation and the Disbursing Agent shall be entitled to deduct and withhold from any amounts otherwise payable pursuant to this Agreement any amounts required to be deducted and withheld with respect to the making of such payment under any applicable Tax Law. To the extent any amounts are so deducted and withheld and paid over to the applicable Governmental Authority, such deducted or withheld amounts shall be treated for all purposes as having been paid to the person in respect of which such deduction and withholding was made.

        Section 2.4    Treatment of Company Equity Awards and Holdco Equity Awards.     Except as may otherwise be agreed by Parent and an individual holder of a Company Equity Award:

        (a)   As of immediately prior to the Holding Company Merger Effective Time, each Company Option to acquire Company Shares that is outstanding immediately prior to the Holding Company Merger Effective Time, whether vested or unvested, granted pursuant to the Company Stock Plans, shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted into an option to acquire Shares and shall have equivalent terms and conditions (including exercise price and number of shares subject to such option) as applied to the corresponding Company Option (a "Holdco Option"). As of immediately prior to the Effective Time, each Holdco Option that is outstanding immediately prior to the Effective Time, whether vested or unvested, shall, by virtue of this Agreement and without any action on the part of the holder thereof, become vested and exercisable and be converted into the right to receive, at the Effective Time, an amount in cash equal to (1) the product of (i) the excess, if any, of (A) the Merger Consideration (taking into account the last sentence of Section 7.9(e)) over (B) the exercise price per Share of such Holdco Option and (ii) the number of Shares subject to the Holdco Option, less (2) applicable withholding Taxes; provided, however, that if the exercise price per share of any such Holdco Option is equal to or greater than the Merger Consideration (taking into account the last sentence of Section 7.9(e)), such Holdco Option shall be cancelled at the Effective Time without any cash payment being made in respect thereof.

        (b)   At the Holding Company Merger Effective Time, each unit representing the right to receive Company Shares (each, a "Unit"), that is granted pursuant to the Company Stock Plans (other than a Company Performance Award (as defined below)) (each, a "Company Restricted Stock Unit") shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted at the Holding Company Merger Effective Time into a unit representing the right to receive Shares and shall have equivalent terms and conditions (including number of units) as applied to the corresponding Company Restricted Stock Unit (each, a "Holdco Restricted Stock Unit"). Immediately prior to the Effective Time, each Holdco Restricted Stock Unit shall, by virtue of this Agreement and without any action on the part of the holder thereof, be cancelled and converted at the Effective Time into the right to receive, within five (5) Business Days after the Effective Time, the Merger Consideration (taking into account the last sentence of Section 7.9(e)) for each Share subject to such Holdco Restricted Stock Unit, less applicable withholding Taxes.

        (c)   Each award of unvested Units granted subject to performance goals pursuant to the Sunrise Senior Living, Inc. 2008 Omnibus Incentive Plan, as amended (each, a "Company Performance Award") shall, by virtue of this Agreement and without any action on the part of the holder thereof, be converted at the Holding Company Merger Effective Time into an award representing the right to receive Shares and shall have equivalent terms and conditions (including number of units, performance goals, and performance period) as applied to the corresponding Company Performance Award (each, a "Holdco Performance Award"). Immediately prior to the Effective Time, each Holdco Performance Award shall, by virtue of this Agreement and without any action on the part of the holder thereof, be treated as follows:

          (i)    With respect to any Holdco Performance Award with a 2011 grant date (for the corresponding Company Performance Award) that is outstanding immediately prior to the Effective Time, each of the performance goals relating to the award shall be deemed to have been satisfied at the maximum level as of immediately prior to the Effective Time, and such award shall be treated as described in Section 2.4(c)(iii).

          (ii)   With respect to any Holdco Performance Award with a 2012 grant date (for the corresponding Company Performance Award) that is outstanding immediately prior to the Effective Time, if the Effective Time occurs (A) before July 1, 2013, each of the performance goals relating to the award shall be deemed to have been satisfied at the target level as of immediately prior to the Effective Time, (B) after June 30, 2013, each of the performance goals relating to the award shall be deemed to have been satisfied at the maximum level as of immediately prior to the Effective Time, and in either case such award shall be treated as described in Section 2.4(c)(iii).

          (iii)  The portion of each Holdco Performance Award for which the performance goals have been satisfied pursuant to Section 2.4(c)(i) and Section 2.4(c)(ii) shall vest, become free of restrictions and be cancelled and converted at the Effective Time into the right to receive the Merger Consideration (taking into account the last sentence of Section 7.9(e)), less applicable withholding Taxes, for each Share subject to such vested portion of such Holdco Performance Award within five (5) Business Days after the Effective Time; provided, however, that with respect to any Holdco Performance Award that constitutes deferred compensation within the meaning of Section 409A of the Code, such conversion or settlement shall occur on the date that it would otherwise occur under the applicable award agreement absent the application of this Section 2.4(c) to the extent necessary to avoid the imposition of any penalty or other Taxes under Section 409A of the Code.

        (d)   Prior to the Effective Time, Holdco, the Company Surviving Corporation and Parent will adopt such resolutions as are reasonably necessary in order to effectuate the actions contemplated by this Section 2.4. Subject to the proviso in Section 2.4(c)(iii) and the requirements of Section 409A of the Code, to the extent applicable, all payments with respect to Company Equity Awards and Holdco Equity Awards shall be made by the Disbursing Agent promptly following the Effective Time from funds deposited by or at the direction of Parent for the purpose of paying such amounts in accordance with Section 2.3(a).

        Section 2.5    Termination of Company Stock Plans.     After the Holding Company Merger Effective Time, all Company Equity Plans shall be terminated in accordance with their respective terms and no further Company Equity Awards or other rights with respect to Company Shares shall be granted thereunder.

ARTICLE III

THE COMPANY SURVIVING CORPORATION AND THE SURVIVING CORPORATION

        Section 3.1    Certificate of Incorporation.     At the Holding Company Merger Effective Time, the certificate of incorporation of Holdco shall be amended and restated to read in its entirety as the Company Certificate of Incorporation (except that references to the name of the Company shall be replaced by references to the name of Holdco) and the Company Certificate of Incorporation shall be the certificate of incorporation of the Company Surviving Corporation, until thereafter amended in accordance with the provisions thereof and hereof and Law. Without limiting Parent's obligations pursuant to Section 7.5 of this Agreement, at the Effective Time, the certificate of incorporation of Holdco shall be amended and restated to read in its entirety as set forth in Annex A attached hereto and, as so amended and restated, shall be the certificate of incorporation of the Surviving Corporation, until thereafter amended in accordance with the provisions thereof and hereof and Law.

        Section 3.2    Bylaws.     At the Holding Company Merger Effective Time, the bylaws of Holdco shall be amended and restated to read in their entirety as the Company Bylaws (except that references to the name of the Company shall be replaced by references to the name of Holdco) and the Company Bylaws shall be the bylaws of the Company Surviving Corporation, in each case until thereafter amended in accordance with the provisions thereof and hereof and Law. Without limiting Parent's obligations pursuant to Section 7.5 of this Agreement, at the Effective Time, the bylaws of Merger Sub, as in effect immediately prior to the Effective Time, shall be the bylaws of the Surviving Corporation (except that references to the name of Merger Sub shall be replaced by references to the name of the Surviving Corporation), until thereafter amended in accordance with the provisions thereof and hereof and Law.

        Section 3.3    Directors and Officers.     From and after the Effective Time, (i) the directors of Merger Sub immediately prior to the Effective Time shall be the directors of the Surviving Corporation and (ii) the officers of Merger Sub immediately prior to the Effective Time shall be the officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified in accordance with Law.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

        Except (a) as disclosed in the disclosure letter delivered to Parent by the Company concurrently with the execution and delivery of this Agreement (the "Company Disclosure Letter") (it being agreed that the disclosure of any matter in any section in the Company Disclosure Letter shall be deemed to have been disclosed in any other section in the Company Disclosure Letter to which the applicability of such disclosure is reasonably apparent on the face of such disclosure) or (b) as may be expressly disclosed in publicly available Company SEC Reports filed with or furnished to the SEC on or after January 1, 2010 and prior to the date of this Agreement (but excluding any disclosures set forth in any risk factor section or in the "forward-looking statements" section of any such Company SEC Report, or any other forward-looking disclosures set forth in any such Company SEC Report that are non-specific and cautionary in nature), the Company hereby represents and warrants to Parent as follows:

        Section 4.1    Corporate Existence and Power.     Each of the Company, its Subsidiaries and its Significant Joint Ventures, and Holdco is duly organized, validly existing and in good standing under the laws of its jurisdiction, except where the failure to be so organized, existing and in good standing would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each of the Company, its Subsidiaries and its Significant Joint Ventures, and Holdco has all corporate or similar powers and authority required to own, lease and operate its respective properties and facilities and carry on its business as now conducted, except where the failure to have such power and authority would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each of the Company, its Subsidiaries and its Significant Joint Ventures is duly licensed or qualified to do business in each jurisdiction in which the nature of the business conducted by it or the character or location of the properties, facilities and assets owned or leased or operated by it makes such qualification necessary, except where the failure to be so licensed or qualified would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.2    Corporate Authorization.     (a) Each of the Company, Holdco and Holdco Sub has full corporate power and authority to execute and deliver this Agreement and, subject to receipt of the Requisite Shareholder Vote, to consummate the Mergers and to perform each of its obligations hereunder. The execution, delivery and performance by the Company, Holdco and Holdco Sub of this Agreement and the consummation by the Company, Holdco and Holdco Sub of the Mergers and the other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of the Company, Holdco and Holdco Sub. Except for the adoption of this Agreement by the affirmative vote of the holders of a majority of the outstanding Company Shares (the "Requisite Shareholder Vote"), no other corporate proceedings on the part of the Company or vote of the securityholders of the Company or of Holdco is necessary to approve and adopt this Agreement or otherwise in order for the Company or Holdco to consummate the Mergers and the other transactions contemplated hereby. The Board of Directors of the Company, at a duly held meeting has (i) determined that the Mergers and this Agreement are in the best interests of the Company and its shareholders, (ii) approved the Mergers and the execution, delivery and performance of this Agreement, and (iii) resolved to recommend that the Company shareholders approve and adopt this Agreement, and directed that such matter be submitted for consideration by the shareholders of the Company at the Company Shareholder Meeting. The Company has made available to Parent, prior to the date of this Agreement, complete and accurate copies of the Amended and Restated Certificate of Incorporation of the Company (the "Company Certificate of Incorporation") and the Amended and Restated Bylaws of the Company (the "Company Bylaws").

        (b)   This Agreement has been duly and validly executed and delivered by the Company, Holdco and Holdco Sub and, assuming the due and valid authorization, execution and delivery of this

Agreement by Parent and Merger Sub, constitutes a legal, valid and binding agreement of the Company, Holdco and Holdco Sub enforceable against the Company, Holdco and Holdco Sub in accordance with its terms.

        (c)   Upon request of Parent, the Company shall make available to Parent copies of the organizational or governing documents of its Subsidiaries.

        Section 4.3    Governmental Authorization.     The execution, delivery and performance by the Company of this Agreement and the consummation of the Mergers by the Company, Holdco and Holdco Sub do not require any consent, approval, authorization or Permit of, action by, filing with or notification to any Governmental Authority, other than (a) the filing and acceptance for record of the certificates of merger for the Mergers; (b) compliance with the applicable requirements of the HSR Act and any other applicable Regulatory Laws, including the expiration of any applicable waiting periods; (c) compliance with the applicable requirements of the Exchange Act, including the filing of the Company Proxy Statement; (d) compliance with the rules and regulations of the New York Stock Exchange; (e) compliance with any applicable foreign or state securities or Blue Sky laws; (f) the notices and approvals of state licensing authorities governing the Company Facilities, as applicable, set forth on Section 4.3 of the Company Disclosure Letter, including the expiration of any applicable waiting periods; and (g) any such consent, approval, authorization, Permit, action, filing or notification the failure of which to make or obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company nor reasonably be expected to adversely affect in any material respect, prevent or materially delay the consummation of the Mergers or the ability of the Company to observe and perform its obligations hereunder. Neither the value of Company's assets in Canada, nor the gross revenues from sales generated from those assets for the Company's most recently completed fiscal year, in each case as calculated in accordance with the Competition Act and the regulations thereunder, exceed CDN $77 million.

        Section 4.4    Non-Contravention.     Assuming receipt of the Requisite Shareholder Vote and compliance with, or receipt of, the approvals referred to in, and expiration of any applicable waiting periods referred to in, Section 4.3, the execution, delivery and performance by the Company, Holdco and Holdco Sub of this Agreement and the consummation by the Company, Holdco and Holdco Sub of the Mergers do not and will not (a) contravene or conflict with the organizational or governing documents of the Company, any of its Subsidiaries or any of its Significant Joint Ventures; (b) contravene or conflict with or constitute a violation of any provision of any Law binding upon or applicable to the Company, any of its Subsidiaries or any of its Significant Joint Ventures; or (c) require the consent, approval, authorization of, or notification or filing with any third party with respect to, result in any breach or violation of or constitute a default under, or give rise to any right of termination, cancellation, amendment or acceleration of any obligation (each, a "Violation") of the Company, any of its Subsidiaries or any of its Significant Joint Ventures under any Contract to which the Company, any of its Subsidiaries or any of its Significant Joint Ventures is a party or by which the Company, any of its Subsidiaries any of its Significant Joint Ventures or its or any of their respective properties or assets are bound, except, in the case of clauses (b) and (c) above, which would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company nor reasonably be expected to adversely affect in any material respect, prevent or materially delay the consummation of the Mergers or the ability of the Company to observe and perform its obligations hereunder.

        Section 4.5    Capitalization.     (a) The authorized capital stock of the Company consists of 120,000,000 Company Shares and 10,000,000 shares of preferred stock, par value $0.01 per share ("Preferred Stock"), of which 90,000 shares are designated as Series D Junior Participating Preferred Stock in accordance with the Company Rights Plan pursuant to the terms thereof.

        (b)   As of August 20, 2012, there were:

          (i)    58,277,967 Company Shares issued and outstanding, of which 615,183 Company Shares are shares of unvested Company Restricted Stock;

          (ii)   no shares of Preferred Stock issued and outstanding;

          (iii)  90,000 shares of Preferred Stock reserved for issuance pursuant to rights issued pursuant to the Company Rights Plan;

          (iv)  5,290,601 Company Shares reserved for issuance pursuant to outstanding Company Options, which had a weighted average exercise price of $5.60 per Company Share;

          (v)   859,015 Company Shares reserved for issuance pursuant to outstanding Company Restricted Stock Units;

          (vi)  outstanding 2012 Company Performance Awards in respect of an aggregate of 565,556 Company Shares (at the target level of performance), outstanding 2011 Company Performance Awards in respect of an aggregate of 641,710 Company Shares (at the maximum level of performance), and no other Company Performance Awards;

          (vii) 100 Shares issued and outstanding, all of which were owned by the Company; and

          (viii)  86,250 outstanding securities under the Indenture, dated as of April 20, 2011, between the Company and Bank of New York Mellon Trust Company, N.A., with respect to the Company's 5.00% Junior Subordinated Convertible Notes due 2041 (the "Company Convertible Notes").

All outstanding Shares and Company Shares are duly authorized, validly issued, fully paid and non-assessable, and are not subject to and were not issued in violation of any preemptive or similar right, purchase option, call or right of first refusal or similar right. As of August 20, 2012, 652,435 Company Shares were held in the treasury of the Company.

        (c)   Except as set forth in Section 4.5(a), for Company Shares reserved for issuance in connection with the exercise, conversion, redemption or repurchase of the Company Convertible Notes and for 1,512,065 Company Shares reserved for issuance pursuant to the Company Stock Plans, as of the date of this Agreement, there have not been reserved for issuance, and there are no outstanding: (i) shares of capital stock or other voting securities of the Company or Holdco; (ii) securities of the Company, Holdco or any other Subsidiary of the Company convertible into or exchangeable for shares of capital stock or voting securities of the Company or Holdco; (iii) Company Equity Awards, Holdco Equity Awards or other rights or options to acquire from the Company or Holdco, or obligations of the Company or Holdco to issue, any shares of capital stock, voting securities or securities convertible into or exchangeable for shares of capital stock or voting securities of the Company or Holdco; or (iv) equity equivalent interests in the ownership or earnings of the Company or Holdco or other similar rights in respect of the Company or Holdco (the securities described in clauses (i) through (iv) are collectively referred to herein as the "Company Securities"). There are no outstanding obligations of the Company, Holdco or any other Subsidiary of the Company to repurchase, redeem or otherwise acquire any Company Securities, except for the Company's agreement to acquire the Company Shares for withholding tax payments upon vesting of equity awards. There are no preemptive rights of any kind which obligate the Company, Holdco or any other Subsidiary of the Company to issue or deliver any Company Securities. There are no shareholder agreements, voting trusts or other agreements or understandings to which the Company, Holdco or any other Subsidiary of the Company or Significant Joint Venture is a party or by which it is bound relating to the voting or registration of any shares of capital stock of the Company or Holdco, or preemptive rights with respect thereto.

        (d)   From August 1, 2012 to the date of this Agreement, other than the issuance of Company Shares upon the exercise of Company Options pursuant to the Company Stock Plans, neither the

Company nor any Subsidiary or Significant Joint Venture of the Company has issued, sold or repurchased any Company Securities, and their respective Boards of Directors have not authorized any of the foregoing.

        (e)   No bonds, debentures, notes or other Indebtedness having the right to vote on any matters on which Company shareholders may vote are outstanding.

        (f)    Section 4.5(f)(i) of the Company Disclosure Letter sets forth a true and complete list, as of August 15, 2012, of each Subsidiary of the Company, together with (x) the jurisdiction of incorporation or organization, as the case may be, of each such Subsidiary, and (y) the percentage of interest held, directly or indirectly, by the Company or its Subsidiaries in each such Subsidiary. No capital stock or other equity interests of the Company's Subsidiaries are, or may become, issuable pursuant to any outstanding convertible or similar security, instrument or agreement. Section 4.5(f)(ii) of the Company Disclosure Letter sets forth a true and complete list of the joint ventures of the Company and of its Subsidiaries as of the date hereof (each, a "Joint Venture"), together with (x) the jurisdiction of incorporation or organization, as the case may be, of each Joint Venture and (y) the percentage of interest held, directly or indirectly, by the Company or its Subsidiaries in such Joint Venture. Except as set forth in Section 4.5(f)(i) or 4.5(f)(ii) of the Company Disclosure Letter or as would not reasonably be expected to be material to Parent or the Company, the Company does not, directly or indirectly, own, of record or beneficially, any outstanding voting securities or other equity interests in any Person (it being understood and agreed that ownership of securities possessing (i) more than ten percent (10%) of the total voting power of the outstanding voting securities of any Person that is not wholly-owned, or (ii) more than ten percent (10%) of the total value of the outstanding securities of any such Person that is not wholly-owned shall be deemed to be material to Parent). With respect to this representation, the term "securities" includes both equity and debt securities (including secured and unsecured debt) of an issuer, and "value" means (A) fair value as determined in good faith by the board of directors of the Company or (B) in the case of securities for which market quotations are readily available, the market value of such securities.

        (g)   All the outstanding shares of capital stock or voting securities, or other equity interests, directly or indirectly owned by the Company, in each Subsidiary of the Company and each Joint Venture, have been validly issued and are fully paid and nonassessable and are owned, free and clear of all Liens, other than Permitted Liens, other than restrictions imposed by securities Laws and other than Liens imposed by any Joint Venture Agreement.

        Section 4.6    Reports and Financial Statements.     (a) The Company has filed or furnished all forms, reports, statements, certifications and other documents (including all exhibits, amendments and supplements thereto) required to be filed or furnished by it with the SEC since January 1, 2010 (all such forms, reports, statements, certificates and other documents filed with or furnished to the SEC since January 1, 2010, with any amendments thereto, collectively, the "Company SEC Reports"), each of which, including any financial statements or schedules included therein, as finally amended prior to the date hereof, complied as to form in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), as the case may be, and the rules and regulations of the SEC promulgated thereunder. None of the Company's Subsidiaries or Significant Joint Ventures is required to file periodic reports with the SEC. None of the Company SEC Reports filed prior to the date of this Agreement contained, when filed with the SEC or, if amended, as of the date of the last amendment prior to the date of this Agreement, any untrue statement of a material fact or omitted to state a material fact required to be stated or incorporated by reference therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

        (b)   Each of the consolidated financial statements of the Company and its Subsidiaries included (or incorporated by reference) in the Company SEC Reports (including the related notes and schedules, where applicable) fairly presents in all material respects the results of the consolidated operations and changes in shareholders' equity and consolidated financial position of the Company and its Subsidiaries for the respective fiscal periods or as of the respective dates therein set forth (subject, in the case of unaudited statements, to normal year-end adjustments and other adjustments described therein, including the notes thereto). Each of such consolidated financial statements (including the related notes and schedules, where applicable) complied, as of the date of filing, in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC applicable thereto and each of such financial statements (including the related notes and schedules, where applicable) were prepared in accordance with GAAP (except, in the case of unaudited statements, as permitted by the rules and regulations of the SEC), consistently applied during the periods involved, except in each case as indicated in such statements or in the notes thereto. The Company has made available to Parent complete and correct copies of (i) all management representation letters delivered by the Company or its management to the Company's auditors in connection with the audit of the Company's 2011 consolidated financial statements and (ii) all material correspondence with the SEC from January 1, 2010 to the date hereof.

        (c)   The Company has disclosed, based on its most recent evaluation of internal control over financial reporting, to Parent, the Company's independent accountants and the audit committee of the Board of Directors of the Company any (i) "significant deficiency" in the Company's internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, (ii) "material weakness" in the Company's internal controls over financial reporting that are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information or (iii) fraud, whether or not material, that involves management or other employees of the Company who have a significant role in the Company's internal controls over financial reporting. There is no outstanding "significant deficiency" or "material weakness" which the Company's independent accountants certify has not been appropriately and adequately remedied by the Company. For purposes of this Agreement, the terms "significant deficiency" and "material weakness" shall have the meanings assigned to them in Auditing Standard No. 5 of the Public Company Accounting Oversight Board, as in effect on the date of this Agreement.

        (d)   The Company has established and maintains disclosure controls and procedures and internal control over financial reporting (as such terms are defined in paragraphs (e) and (f), respectively, of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company's disclosure controls and procedures are reasonably designed to ensure that all material information required to be disclosed by the Company in the reports that it files or furnishes under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the SEC, and that all such material information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications required pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act.

        Section 4.7    No Undisclosed Liabilities.     Except (a) as reflected or reserved against on the consolidated balance sheets (including the related notes and schedules thereto) of the Company as of December 31, 2011 (the "Balance Sheet Date") included in the Company SEC Reports, (b) liabilities and obligations incurred under or in accordance with this Agreement or in connection with the transactions contemplated by this Agreement, (c) for liabilities and obligations incurred since the Balance Sheet Date in the ordinary course of business and consistent with past practice, and (d) for liabilities and obligations that have been discharged or paid in full, neither the Company nor any of its Subsidiaries has any liabilities or obligations of any nature, whether or not accrued, contingent or otherwise, that would be required by GAAP to be reflected on a consolidated balance sheet of the Company and its consolidated Subsidiaries, other than those which have not had, and would not have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.8    Disclosure Documents.     The Company Proxy Statement will not, at the date it is first mailed to shareholders of the Company, and at the time of the Company Shareholder Meeting (other than as to information supplied by Parent, Merger Sub or any of their respective Affiliates, for inclusion therein), contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Company will cause the Company Proxy Statement to comply as to form in all material respects with the requirements of the Exchange Act applicable thereto and any other Law as of the date of such filing. No representation is made by the Company with respect to statements made in the Company Proxy Statement based on information supplied by Parent, Merger Sub or their respective Affiliates for inclusion therein.

        Section 4.9    Absence of Certain Changes or Events.     (a) From the Balance Sheet Date through the date of this Agreement, (i) the Company and its Subsidiaries have conducted their respective businesses in all material respects in the ordinary course consistent with past practice, and (ii) neither the Company nor any of its Subsidiaries has taken any action, or omitted to take any action, that would constitute a breach of any of Sections 6.1(p) through 6.1(r), if taken or omitted to be taken after the date of this Agreement.

        (b)   From the Balance Sheet Date through the date of this Agreement, no change, event or development has occurred that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (c)   From the date of this Agreement, there has not been any change, event or development that has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.10    Finders' Fees.     Except for Goldman, Sachs & Co. and Keybanc Capital Markets Inc., no agent, broker, investment banker, financial advisor or other firm or Person retained by the Company is or will be entitled to any broker's or finder's fee or any other similar commission or fee payable by the Company or any Subsidiary or Joint Venture of the Company in connection with any of the transactions contemplated by this Agreement.

        Section 4.11    Opinion of Financial Advisor.     Each of Goldman, Sachs & Co. and Keybanc Capital Markets Inc. has delivered to the Board of Directors of the Company an opinion to the effect that, as of the date of this Agreement, the Merger Consideration to be received by the shareholders of the Company is fair, from a financial point of view, to such shareholders. A true and correct copy of such opinions will be provided by the Company to Parent solely for informational purposes.

        Section 4.12    Compliance with Laws.     (a) Since January 1, 2012, the Company and each of its Subsidiaries and Significant Joint Ventures have been in compliance with all Laws applicable to the Company, its Subsidiaries, its Significant Joint Ventures and their respective businesses and activities, including the Company Facilities and their managers, except for such noncompliance that has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Since January 1, 2012, none of the Company, its Subsidiaries or its Significant Joint Ventures has received written notice from any Governmental Authorities of any actual or alleged noncompliance, default or violation of any such Laws, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (b)   The Company and each of its Subsidiaries and Significant Joint Ventures has and maintains in full force and effect, and is in compliance with, all Permits and all orders from Governmental Authorities necessary for the Company and each of its Subsidiaries and Significant Joint Ventures to carry on their respective businesses as currently conducted and currently proposed to be conducted, except as has not had, and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (c)   To the Knowledge of the Company, the Company is in compliance with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.13    Employee Matters.     (a) Each material Company Benefit Plan is listed on Section 4.13(a) of the Company Disclosure Letter, and a true and correct copy of each material Company Benefit Plan has been made available to Parent. Except to the extent specifically made available to Parent, as of the date hereof there are no amendments to any Company Benefit Plan that have been adopted or approved that could have a material cost impact on the Company, nor has the Company or any of its Subsidiaries undertaken to make any such amendments or to adopt or approve any new Company Benefit Plan that could have a material cost impact on the Company.

        (b)   Each Company Benefit Plan has been established, maintained and administered in accordance with its terms and Laws, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. There are no actions, suits or claims pending (other than routine claims for benefits) or, to the Knowledge of the Company, threatened or anticipated, with respect to any such Company Benefit Plan which have had or would be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Each Company Benefit Plan that is intended to be qualified under Section 401(a) of the Code has received a favorable determination letter, and, to the Knowledge of the Company, there are no circumstances that would reasonably be expected to result in the revocation of such letter.

        (c)   (i) No Company Benefit Plan is a Multiemployer Plan or a plan that has two or more contributing sponsors at least two of whom are not under common control, within the meaning of Section 4063 of ERISA (a "Multiple Employer Plan"); (ii) none of the Company and its Subsidiaries nor any of their respective ERISA Affiliates has, at any time during the last six years, contributed to or been obligated to contribute to any Multiemployer Plan or Multiple Employer Plan; and (iii) none of the Company and its Subsidiaries nor any ERISA Affiliate has incurred any Withdrawal Liability that has not been satisfied in full.

        (d)   There does not now exist, nor do any circumstances exist that would reasonably be expected to result in, any Controlled Group Liability that would be a liability of the Company or any of its Subsidiaries following the Effective Time. Without limiting the generality of the foregoing, neither the Company nor any of its Subsidiaries, nor any of their respective ERISA Affiliates, has engaged in any transaction described in Section 4069 or Section 4204 or 4212 of ERISA.

        (e)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, all contributions required to be made to any Company Benefit Plan by applicable Law or by any plan document or other contractual undertaking, and all premiums due or payable with respect to insurance policies funding any Company Benefit Plan, for any period through the date hereof have been timely made or paid in full or, to the extent not required to be made or paid on or before the date hereof, have been fully reflected on the financial statements. Each Company Benefit Plan that is an employee welfare benefit plan under Section 3(1) of ERISA either (i) is funded through an insurance company contract and is not a "welfare benefit fund" with the meaning of Section 419 of the Code or (ii) is unfunded.

        (f)    Neither the execution or delivery of this Agreement nor the consummation of the transactions contemplated by this Agreement will, either alone or in conjunction with any other event (whether contingent or otherwise), (i) result in any payment or benefit becoming due or payable, or required to be provided, to any Company Employee or director or independent contractor of the Company or any of its Subsidiaries, (ii) increase the amount or value of any benefit or compensation otherwise payable or required to be provided to any such individual, or (iii) result in the acceleration of the time of payment, vesting or funding of any such benefit or compensation. No amount paid or payable (whether in cash, in property, or in the form of benefits) by the Company or any of its Subsidiaries in connection with the transactions contemplated hereby (either solely as a result thereof or as a result of such transactions in conjunction with any other event) will be an "excess parachute payment" within the meaning of Section 280G of the Code.

        (g)   Neither the Company nor any of its Subsidiaries has any material liability with respect to an obligation to provide health or other non-pension benefits to any Person beyond his or her retirement other than coverage mandated by Law.

        (h)   Each Company Benefit Plan that is a "nonqualified deferred compensation plan" within the meaning of Section 409A(d)(1) of the Code has been operated in good-faith compliance in all material respects with Section 409A of the Code.

        (i)    To the Knowledge of the Company, (i) the favorable tax treatment of any material Company Benefit Plan maintained outside the U.S. (a "Non-US Plan") is not the subject of examination or pending cancellation by the relevant tax authority, (ii) there has been no act or omission on the part of the Company or any of its Subsidiaries in relation to any Non-US Plan that could subject the Company or any of its Subsidiaries to the imposition of a material penalty tax, fine, contribution notice or financial support direction deriving from applicable law, (iii) each Non-US Plan has been maintained in all material respects in compliance with any minimum funding standards of applicable law, and (iv) no Company Employee has a contractual right to participate in any Non-U.S. Plan which is an occupational defined benefit pension plan, and no Non-US Plan entitles any Company Employee to early retirement, defined benefit, or severance benefits (in the event of redundancy or otherwise), in each case, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.14    Labor Matters.     There are no collective bargaining or other labor union agreements to which the Company or any of its Subsidiaries or Significant Joint Ventures is a party. To the Knowledge of the Company, as of the date hereof, there is no pending or threatened material union organization activity, strike, work stoppage or lockout involving any employees of the Company or any of its Subsidiaries or Significant Joint Ventures.

        Section 4.15    Litigation.     There is no litigation, arbitration, claim, investigation, suit, action or proceeding pending (each, an "Action") or, to the Knowledge of the Company, threatened in writing against the Company, any of its Subsidiaries, any of its Significant Joint Ventures or any director, officer or employee of any of the Company, any of its Subsidiaries or any of its Significant Joint Ventures, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. The Company is not subject to any Order of a Governmental Authority, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.16    Tax Matters.     Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company:

        (a)   (i) The Company and each of its Subsidiaries have timely filed (taking into account extensions) all Tax Returns required to be filed by it, (ii) all such Tax Returns were true and complete, and (iii) the Company and each of its Subsidiaries have timely paid (or have had paid on their behalf) all Taxes due thereon, except in the case of each of clauses (i) through (iii), with respect to Taxes that are being contested in good faith or have been adequately provided for in accordance with GAAP.

        (b)   No deficiencies for Taxes with respect to the Company or any of its Subsidiaries have been claimed, proposed, or assessed in writing by any Governmental Authority, which claim, proposal, or assessment is currently pending. Neither the Company nor any of its Subsidiaries has granted any currently effective extension or waiver of the period of limitations applicable to any Tax Return, which period (after giving effect to such extension or waiver) has not yet expired.

        (c)   Each of the Company and its Subsidiaries has complied with all applicable Laws relating to the payment and withholding of Taxes (including withholding of Taxes pursuant to Sections 1441, 1442 and 3402 of the Code or any similar provision of any other Laws).

        (d)   Neither the Company nor any of its Subsidiaries has liability for Taxes of any Person (other than the Company and its Subsidiaries under Treasury Regulations Section 1.1502-6 or any similar provision of state, local or foreign Tax Law).

        (e)   Neither the Company nor any of its Subsidiaries was a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a)(1)(A) of the Code) in a distribution of stock intended to qualify for tax-free treatment under Section 355 of the Code in the two (2) years prior to the date of this Agreement.

        (f)    Other than (i) the interests held in the Persons listed in Section 4.5(f)(i) of the Company Disclosure Letter and (ii) the interests held in the Joint Ventures listed in Section 4.5(f)(ii) of the Company Disclosure Letter and any interests held, directly or indirectly, by such Joint Ventures, the Company does not hold, directly or indirectly, any interest in any Person that (A) is treated as a partnership for U.S. Federal income tax purposes, or (B) is disregarded as a separate entity for U.S. Federal income tax purposes.

        (g)   Neither the Company nor any of its Subsidiaries has participated in a "listed transaction" (as defined in Treasury Regulations Section 1.6011-4).

It is agreed and understood that the only representations and warranties made in this Agreement by the Company with respect to Taxes are those set forth in this Section 4.16 and in Section 4.13.

        Section 4.17    Environmental Matters.     (a) Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company: (i) neither the Company nor any of its Subsidiaries or Significant Joint Ventures has received any written notice, demand or complaint alleging that the Company or any of its Subsidiaries or Significant Joint Ventures is in violation of, or liable under, any applicable Environmental Law or that any judicial, administrative or compliance order has been issued against the Company or any of its Subsidiaries or Significant Joint Ventures which remains unresolved, (ii) no Action or request for information is pending or, to the Knowledge of the Company, is threatened in writing by any Governmental Authority against the Company or any of its Subsidiaries or Significant Joint Ventures under any applicable Environmental Law; (iii) the Company and its Subsidiaries and Significant Joint Ventures are in compliance with all Environmental Laws and all Permits required under Environmental Laws for the conduct of their respective business ("Environmental Permits"); (iv) to the Knowledge of the Company, the Company is not obligated to conduct or pay for, and is not conducting or paying for, any response or corrective action under any Environmental Law at any Company Real Property; (v) the Company is not party to any order, judgment or decree that imposes any obligations under any Environmental Law; (vi) neither the Company nor any of its Subsidiaries or Significant Joint Ventures has received any written complaint alleging that the Company or any of its Subsidiaries or Significant Joint Ventures is in violation of any applicable Environmental Law relating to air quality or Microbial Matter at any Company Facility; and (vii) to the Knowledge of the Company, there has been no release or threatened release of any Hazardous Materials on, in, under, or from any Company Real Property by the Company or any of its Subsidiaries or Significant Joint Ventures that requires remediation, monitoring or maintenance.

        (b)   For purposes of this Agreement:

          (i)    "Environment" means any ambient air, surface water, drinking water, groundwater, land surface (whether below or above water), subsurface strata, sediment, plant or animal life and natural resources.

          (ii)   "Environmental Law" means any applicable Law, Order or any binding agreement issued or entered by or with any Governmental Authority relating to: (w) the Environment, including pollution, contamination, cleanup, preservation, protection and reclamation of the Environment, (x) any Release or threatened Release of any Hazardous Materials, including investigation, assessment, testing, monitoring, containment, removal, remediation and cleanup of any such Release or threatened Release, (y) the management of any Hazardous Materials, including the use, labeling, processing, disposal, storage, treatment, transport, or recycling of any Hazardous Materials or (z) the presence of Hazardous Materials in any building, physical structure, product or fixture.

          (iii)  "Hazardous Materials" means any regulated pollutant or contaminant (including any constituent, raw material, product or by-product thereof), petroleum, natural gas, synthetic gas (including radon), Microbial Matter, asbestos or asbestos-containing material, polychlorinated biphenyls, lead paint, any hazardous industrial or solid waste, and any toxic, radioactive, infectious or hazardous substance, material or agent.

          (iv)  "Microbial Matter" means all hazardous fungi, bacterial or viral matter, including mold, mildew and viruses, whether or not such Microbial Matter is living.

It is agreed and understood that the only representations and warranties made in this Agreement by the Company with respect to Environmental Laws and environmental matters are those set forth in this Section 4.17.

        Section 4.18    Intellectual Property.     Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, the Company and its Subsidiaries own, or are validly licensed or otherwise have the right to use, the patents, patent rights, trademarks, trademark applications, trade names, service marks, service mark applications, logos, domain name registrations, registered copyrights and applications therefor, and other proprietary intellectual property rights arising under the laws of the United States to operate the business of the Company or any Subsidiary of the Company as operated as of the date of this Agreement (the "Company Intellectual Property"). Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, as of the date hereof, (a) no written claim by a third party of invalidity or conflicting ownership rights with respect to any Company Intellectual Property has been received by the Company and no such Company Intellectual Property is the subject of any pending or, to the Knowledge of the Company, threatened Action, and (b) no Person has given written notice to the Company or any of its Subsidiaries that the use of any Company Intellectual Property by the Company, any of its Subsidiaries or any licensee is infringing or has infringed any domestic or foreign registered patent, trademark, service mark, trade name, or copyright or design right, or that the Company, any Subsidiary of the Company or any licensee has misappropriated or disclosed any trade secret, confidential information or know-how.

        Section 4.19    Company Facilities.     (a) Section 4.19(a) of the Company Disclosure Letter lists: (i) each Company Facility, (ii) the address of each such Company Facility and (iii) whether each such Company Facility is (A) owned or operated by the Company or any of its Subsidiaries or (B) leased, subleased or managed by the Company or any of its Subsidiaries.

        (b)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, all Company Facilities (i) are in working order sufficient for their normal operation in the ordinary course of business, subject to normal wear and tear, and (ii) are adequate and suitable for the purposes for which they are presently being used.

        (c)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, as of the date hereof, no portion of any Company Facility has suffered any damage by fire or other casualty loss that has not heretofore been repaired and restored.

        (d)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, there are no pending or, to the Knowledge of the Company,

threatened in writing, condemnation proceedings or enforcement actions relating to the Company Facilities.

        Section 4.20    Real Property.     (a) Section 4.20(a) of the Company Disclosure Letter lists all material real property (other than a Company Facility) owned by the Company or any of its Subsidiaries or Significant Joint Ventures as of the date hereof (together with the Company Facilities owned by the Company or any of its Subsidiaries or Significant Joint Ventures, the "Owned Real Property"). With respect to each Owned Real Property, (i) either the Company or a Subsidiary or Significant Joint Venture of the Company has valid title to such Owned Real Property, free and clear of all Liens other than Permitted Liens and (ii) there are no outstanding options or rights of first refusal in favor of any other party to purchase such Owned Real Property or any portion thereof or interest therein, other than, in the case of clauses (i) and (ii) above, as have not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        (b)   Section 4.20(b) of the Company Disclosure Letter lists all leases or subleases pursuant to which a Company Facility is leased or subleased and all other material leases, subleases and other agreements under which the Company or any of its Subsidiaries or Significant Joint Ventures uses or occupies or has the right to use or occupy any material real property as of the date hereof (the "Real Property Leases"). Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) each Real Property Lease is valid, binding and in full force and (ii) no uncured default of a material nature on the part of the Company or, as applicable, any of its Subsidiaries or, to the Knowledge of the Company, the landlord thereunder exists under any Real Property Lease.

        (c)   Except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, (i) neither the Company nor any of its Subsidiaries or Significant Joint Ventures has received written notice of any existing zoning violations with respect to any Company Real Property, (ii) to the Knowledge of the Company, there are no pending Actions initiated by or on behalf of the Company or any of its Subsidiaries or Significant Joint Ventures to change or redefine the zoning classification of all or any portion of any Company Real Property, (iii) neither the Company nor any of its Subsidiaries or Significant Joint Ventures has received written notice of any Action of such kind, (iv) to the Knowledge of Company, there are no restrictions of record or zoning ordinances that would prohibit any Company Facility from being operated for its current use, and (v) to the Knowledge of Company, each Company Facility has adequate access to operate as it is currently being operated.

        (d)   The Company or its Subsidiary's or its Significant Joint Ventures' fee simple or leasehold title to each Company Real Property is insured pursuant to a title insurance policy duly issued by a national title insurance company (each such policy, a "Company Title Insurance Policy") and, to the Knowledge of the Company, each Company Title Insurance Policy is valid, in full force and effect and no claim has been made thereunder and will remain in full force and effect following the Closing in accordance with its terms, except as would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.21    Material Contracts.     (a) The Company has made available to Parent (or Parent has otherwise had access to) true, correct and complete copies of each Contract to which the Company or any of its Subsidiaries or Joint Ventures is a party or by which the Company, any of its Subsidiaries or Joint Ventures or any of their respective properties or assets is bound (other than any of the foregoing between the Company and any of its wholly owned Subsidiaries or between any wholly owned Subsidiaries of the Company), as of the date hereof, that:

          (i)    is required to be filed by the Company as a "material contract" pursuant to Item 601(b)(10) of Regulation S-K promulgated under the Securities Act;

          (ii)   relates to (A) Indebtedness of the Company, any of its Subsidiaries or any of its Significant Joint Ventures, except for Contracts relating to less than $5 million of Indebtedness in the aggregate, or (B) the sale, securitization or servicing of loans or loan portfolios of the Company, any of its Subsidiaries and or of its Significant Joint Ventures;

          (iii)  would materially restrict the ability of Parent or its Subsidiaries (including the Surviving Corporation) to compete in any line of business that is material to Parent and its Subsidiaries or in any geographic territory that is material to Parent and its Subsidiaries;

          (iv)  limits, restricts or prohibits the Company or any of its Subsidiaries from entering into or participating in any transaction or arrangement involving the investment in the Company or any of its Subsidiaries by any Person;

          (v)   relates to the acquisition or disposition, directly or indirectly (by merger or otherwise), not yet consummated, of assets or capital stock or other equity interests of another Person or any Company Facility or Company Real Property;

          (vi)  is a Management Agreement, a Joint Venture Agreement or a Real Property Lease relating to a Company Facility;

          (vii) by its terms calls for aggregate payment or receipt by the Company, its Subsidiaries and its Significant Joint Ventures under such Contract of more than $1 million per annum or $3 million over the remaining term of such Contract, other than in the ordinary course of business procurement or sale Contracts for supplies of goods or services or Contracts that may be terminated without penalty upon ninety (90) days advance written notice or Contracts that cover the procurement or sale of supplies of goods or services to less than 60 Company Facilities;

          (viii)  could result in liability on the part of the Company or any of its Subsidiaries or Significant Joint Ventures in respect of any purchase price adjustment, earn-out or contingent purchase price obligation;

          (ix)  is a Contract entered by the Company through its purchase department and that provides for (i) "most favored nation" rights with respect to existing or future Affiliates of the Company, or (ii) provides for "exclusivity" or any similar requirements in favor of any Person, other than ordinary course of business procurement or sale Contracts for supplies of goods or services or Contracts; or

          (x)   obligates the Company to make any capital commitment or expenditure (including pursuant to any renovation, construction or development project) in excess of $1,000,000 per annum, excluding any payment obligation budgeted for in the Company's 2012 budget or in the budgets of the Joint Ventures.

Each Contract of the type described in clauses (i) through (x) above is referred to herein as a "Specified Contract."

        (b)   Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each Specified Contract is valid and binding on the Company and any Subsidiary or Significant Joint Venture of the Company that is a party thereto and, to the Knowledge of the Company, each other party thereto and is in full force and effect as of the date hereof. There is no Violation under any Specified Contract by the Company or any of its Subsidiaries or Significant Joint Ventures or, to the Knowledge of the Company, by any other party, and no event has occurred that would constitute a Violation thereunder by the Company or any of its Subsidiaries or Significant Joint Ventures, or to the Knowledge of the Company, by any other party, except in any such case which has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company.

        Section 4.22    Insurance.     The Company has made available to Parent copies of all material insurance policies and all material fidelity bonds or other insurance service contracts maintained by or on behalf of the Company or its Subsidiaries providing coverage for the material Company Real Property (the "Company Insurance Policies"). Except as has not had and would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on the Company, each Company Insurance Policy is, as of the date hereof, in full force and effect and all premiums payable under each such Company Insurance Policy have been paid.

        Section 4.23    Holdco and Holdco Sub.     Each of Holdco and Holdco Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein or in connection with the transactions contemplated hereby, including Exhibit 1.

        Section 4.24    Takeover Statutes.     Assuming the accuracy of the representation contained in Section 5.9, no "control share acquisition," "fair price," "moratorium," "business combination" or other anti-takeover Law is applicable to this Agreement or any transaction contemplated by this Agreement.

        Section 4.25    No Other Representations and Warranties.     Except for the representations or warranties expressly set forth in this Article IV, neither the Company nor any of its Affiliates has made any representation or warranty, expressed or implied, with respect to the Company, its Subsidiaries or the Joint Ventures, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company, its Subsidiaries or the Joint Ventures. The parties acknowledge that, for purposes of this Article IV, references to "transactions contemplated hereby" shall not include the Management Business Sale, the Management Business Distribution or the Distribution, including to the extent that the accuracy of such representations or warranties shall depend on the identity of the purchaser of the Management Business Sale.

ARTICLE V

REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB

        Except as disclosed in the disclosure letter delivered to the Company by Parent concurrently with the execution and delivery of this Agreement (the "Parent Disclosure Letter"), Parent and Merger Sub jointly and severally hereby represent and warrant to the Company as follows:

        Section 5.1    Entity Existence and Power.     Each of Parent and Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware, except where the failure to be so organized, existing and in good standing would not be reasonably expected to, individually or in the aggregate, adversely affect in any material respect, or prevent or materially delay, the consummation of the Acquisition Merger or the ability of Parent or Merger Sub to observe and perform its obligations hereunder (a "Material Adverse Effect on Parent"). Merger Sub is a corporation duly organized, validly existing and in good standing under the laws of Delaware. Each of Parent and Merger Sub has all corporate power and authority required to execute and deliver this Agreement and to consummate the Acquisition Merger and the other transactions contemplated hereby and to perform each of its obligations hereunder.

        Section 5.2    Corporate Authorization.     The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Acquisition Merger and the other transactions contemplated hereby have been duly and validly authorized by the Board of Directors of each of Parent and Merger Sub. No other corporate or other proceedings other than those previously taken or conducted on the part of Parent or Merger Sub are necessary to approve this Agreement or to consummate the Acquisition Merger and the other transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Merger Sub and, assuming the due and valid execution and delivery of the Agreement by the Company, constitutes a legal, valid and binding agreement of Parent and Merger Sub, respectively, enforceable against Parent and Merger Sub in accordance with its terms.

        Section 5.3    Governmental Authorization.     The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Acquisition Merger and other transactions contemplated hereby do not require any consent, approval, authorization or permit of, action by, filing with or notification to any Governmental Authority, other than (a) the filing and acceptance for record of the certificate of merger for the Acquisition Merger, (b) compliance with the applicable requirements of the HSR Act and any other applicable Regulatory Laws, (c) compliance with the applicable requirements of the Exchange Act, (d) compliance with any applicable state securities or Blue Sky laws, and (e) any such consent, approval, authorization, permit, action, filing or notification the failure of which to make or obtain would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

        Section 5.4    Non-Contravention.     The execution, delivery and performance by Parent and Merger Sub of this Agreement and the consummation by Parent and Merger Sub of the Acquisition Merger and the other transactions contemplated hereby do not and will not (a) contravene or conflict with the organizational or governing documents of Parent or Merger Sub or their respective Subsidiaries, (b) assuming compliance with the items specified in Section 5.3, contravene, conflict with or constitute a violation of any provision of any Law binding upon or applicable to Parent or Merger Sub or any of their respective properties or assets or their respective Subsidiaries, or (c) require the consent, approval or authorization of, or notice to or filing with any third party with respect to, result in any breach or violation of or constitute a default, give rise to any right of termination, cancellation, amendment or acceleration of any obligation of Parent or Merger Sub or their respective Subsidiaries under any Contract; except, in the case of clauses (b) and (c) above, which would not be reasonably expected to have, individually or in the aggregate, a Material Adverse Effect on Parent.

        Section 5.5    Disclosure Documents.     None of the information supplied or to be supplied by Parent or Merger Sub or any of their respective Affiliates specifically for inclusion in the Company Proxy Statement will, at the date it is first mailed to shareholders of the Company, at the time of any amendments thereof or supplements thereof and at the time of the Company Shareholder Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        Section 5.6    Finders' Fees.     Except for Merrill Lynch, Pierce, Fenner & Smith Incorporated, no agent, broker, investment banker, financial advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee payable by Parent or Merger Sub in connection with any of the transactions contemplated by this Agreement.

        Section 5.7    Financing.     Parent has, and at the Closing will have, available sufficient funds to pay the Merger Consideration in respect of all Merger Shares and pay all other cash amounts payable pursuant to this Agreement. Parent and Merger Sub expressly acknowledge and agree that their obligations hereunder, including their obligations to consummate the Acquisition Merger, are not subject to, or conditioned on, receipt of financing.

        Section 5.8    Merger Sub.     Merger Sub has been formed solely for the purpose of engaging in the transactions contemplated hereby and prior to the Effective Time will have engaged in no other business activities and will have incurred no liabilities or obligations other than as contemplated herein or in connection with the transactions contemplated hereby. There are 100 shares of common stock of

Merger Sub issued and outstanding, representing the only shares of capital stock of Merger Sub outstanding and entitled to vote on the Acquisition Merger, and all of such shares are owned solely and directly by Parent.

        Section 5.9    Ownership of Shares.     None of Parent, Merger Sub or their respective Affiliates owns (directly or indirectly, beneficially or of record) any Shares, and none of Parent, Merger Sub or their respective Affiliates has any rights to acquire any Shares except pursuant to this Agreement. Neither Parent nor Merger Sub is, nor at any time during the last three (3) years has been, an "interested stockholder" of the Company as defined in Section 203 of the DGCL.

        Section 5.10    Disclaimer of Warranties.     Parent and Merger Sub acknowledge that (a) except for the representations or warranties expressly set forth in Article IV, neither the Company nor any of its Affiliates has made any representation or warranty, expressed or implied, with respect to the Company, its Subsidiaries or the Joint Ventures, their businesses, operations, assets, liabilities, financial condition, results of operations, future operating or financial results, estimates, projections, forecasts, plans or prospects (including the reasonableness of the assumptions underlying such estimates, projections, forecasts, plans or prospects) or the accuracy or completeness of any information regarding the Company, its Subsidiaries or the Joint Ventures, (b) neither Parent nor Merger Sub have relied on any representation or warranty from the Company or any of its Affiliates in determining to enter into this Agreement, except as expressly set forth in this Agreement, and (c) neither the Company nor any of its Affiliates shall have or be subject to any liability to Parent or any of its Affiliates resulting from the distribution to Parent or Parent's use of, any information, including any information, documents or material made available to Parent in any "data rooms," management presentations or in any other form in expectation of the Acquisition Merger and the other transactions contemplated hereby, except to the extent any such information is explicitly the subject of a representation or warranty set forth in Article IV, including the Company Disclosure Letter.

ARTICLE VI

CONDUCT OF BUSINESS PENDING THE MERGERS

        Section 6.1    Conduct of the Company and its Subsidiaries.     Except as (x) set forth in Section 6.1 of the Company Disclosure Letter or as otherwise expressly permitted or required by this Agreement, or (y) consented to in writing by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), from the date hereof until the earlier of the Effective Time and termination of this Agreement in accordance with its terms, the Company shall, and shall cause its Subsidiaries to, and shall use its reasonable best efforts to cause its Significant Joint Ventures to, conduct their respective businesses and operate the Company Facilities in the ordinary course and in compliance with Law, and use all commercially reasonable efforts to maintain and preserve intact its business organization, including the goodwill of any Governmental Authorities, lenders, suppliers, landlords, Joint Venture partners and other Persons with which it has material business relationships; provided, however, that no action by the Company or its Subsidiaries or its Significant Joint Ventures of the type specifically addressed in Sections 6.1(a) through 6.1(r) shall be deemed a breach of this sentence unless such action would constitute a breach of such other provision. Except (i) as required by Law, (ii) as set forth in Section 6.1 of the Company Disclosure Letter, (iii) as may be expressly permitted or required by this Agreement and, in the case of the Significant Joint Ventures, required by the terms of the applicable Joint Venture Agreement, (iv) pursuant to the Company Reorganization, the Management Business Sale, the Management Business Distribution or the Distribution or (v) as may be consented to by Parent (which consent shall not be unreasonably withheld, conditioned or delayed), the Company shall not, shall not permit its Subsidiaries or Significant Joint Ventures to:

        (a)   adopt any change in the Company Certificate of Incorporation or the Company Bylaws;

        (b)   merge or consolidate the Company or any of its Subsidiaries or Significant Joint Ventures with any Person, other than the Mergers and other than any mergers or consolidations among the Company and its Subsidiaries or among the Company's Subsidiaries;

        (c)   redeem, repurchase or defease any Indebtedness of the Company or any Subsidiary or any Significant Joint Venture in excess of $25 million (provided that no prepayment penalty would be payable in connection therewith), other than (i) at stated maturity and any required amortization payments and mandatory prepayments, in each case in accordance with the terms of the instrument governing such Indebtedness as in effect on the date hereof or as modified with the consent of Parent (which consent shall not be unreasonably withheld, conditioned or delayed) or (ii) any of the foregoing relating to intercompany Indebtedness;

        (d)   incur, create, assume or otherwise become liable for any Indebtedness, except (i) for any Indebtedness incurred in the ordinary course of business, including mortgages on real property acquired by the Company or any of its Subsidiaries or Significant Joint Ventures, (ii) for Indebtedness among the Company and its Subsidiaries and Significant Joint Ventures or among the Company's Subsidiaries or Significant Joint Ventures, (iii) for Indebtedness under the Company's existing revolving credit facility (and any other credit facility of the Company hereafter created with term or revolving Indebtedness on terms substantially the same as those governing the Company's existing revolving credit facility as it may have been amended consistent with this clause (d)), (iv) for Indebtedness incurred to replace, renew, extend, refinance, refund or repay any existing Indebtedness on substantially the same or more favorable terms to the Company than such existing Indebtedness, (v) for any guarantees by the Company of Indebtedness of the Company's Subsidiaries or Significant Joint Ventures or guarantees by the Company's Subsidiaries or Significant Joint Ventures of Indebtedness of the Company or any of its Subsidiaries or Significant Joint Ventures, and (vi) with respect to any Indebtedness not in accordance with clauses (i) through (v), for any Indebtedness not to exceed $25 million in aggregate principal amount outstanding at the time incurred by the Company or any of its Subsidiaries or Significant Joint Ventures;

        (e)   (i) make any acquisition (including by merger, consolidation or acquisition of stock or assets) of any other Person (or any division or material amount of assets thereof) or business or (ii) purchase any interest in any Joint Venture other than to the extent required by the terms of the applicable Joint Venture Agreement as in effect on the date hereof;

        (f)    make any capital expenditures, except for (i) capital expenditures not exceeding 110% of the amount budgeted therefor in the Company's 2012 budget, in the form made available to Parent prior to the date hereof, (ii) capital expenditures in 2013 not exceeding 110% of the aggregate amount of capital expenditures contemplated by the Company's 2012 budget, (iii) capital expenditures required to honor obligations to the Company's Joint Ventures or pursuant to the budgets of the Joint Ventures, (iv) capital expenditures made in response to any emergency, whether caused by war, terrorism, weather events, natural disasters, public health events, outages, casualty, Act of God or event of force majeure or otherwise, or (v) capital expenditures required to comply with any applicable Law;

        (g)   make any loans, advances or capital contributions to, or investments in, any other Person in excess of $5 million, except for those (i) required or contemplated by existing Contracts, (ii) required to honor obligations to the Company's Joint Ventures existing as of the date hereof or pursuant to the budgets of the Joint Ventures, and any obligations to the Joint Ventures in 2013 as reasonably agreed with Company's Joint Venture partners, (iii) permitted by Section 6.1(e) or 6.1(f), (iv) solely between the Company and a Subsidiary of the Company or among Subsidiaries of the Company or (v) made in response to any emergency, whether caused by war, terrorism, weather events, natural disasters, public health events, outages, casualty, Act of God or event of force majeure or otherwise;

        (h)   pledge or otherwise encumber shares of capital stock or other voting securities of the Company or any of its Subsidiaries or Significant Joint Ventures, other than Permitted Liens, except in accordance with the incurrence of Indebtedness not prohibited by Section 6.1(d);

        (i)    sell, lease (except for the exercise of any extension or renewal option), license, mortgage, sell and leaseback or otherwise dispose of any of the properties set forth in Section 6.1(i) of the Company Disclosure Letter, except on the terms set forth in Section 6.1(i) of the Company Disclosure Letter; or (ii) sell, lease (except for the exercise of any extension or renewal option), license, mortgage, sell and leaseback or otherwise dispose of any other properties or non-cash assets with a value in excess of $20 million in the aggregate, except in the case of this clause (ii) (x) sales or dispositions made in connection with any transaction among the Company and its Subsidiaries and Significant Joint Ventures or among the Company's Subsidiaries or (y) sales or dispositions made in the ordinary course of business;

        (j)    (i) split, combine or reclassify any Company Securities or amend the terms of any Company Securities, (ii) declare, set aside or pay any dividend or other distribution (whether in cash, stock or property or any combination thereof) in respect of Company Securities other than a dividend or distribution by a Subsidiary of the Company or a Joint Venture or (iii) issue or offer to issue any Company Securities, or redeem, repurchase or otherwise acquire or offer to redeem, repurchase, or otherwise acquire, any Company Securities, other than in connection with (A) the exercise, conversion, redemption or repurchase of the Company Convertible Notes, (B) the exercise of Company Options, (C) the withholding of Company Securities to satisfy Tax obligations with respect to Company Equity Awards, (D) the acquisition by the Company of Company Securities in connection with the forfeiture of Company Equity Awards, (E) the acquisition by the Company of Company Securities in connection with the net exercise of Company Options in accordance with the terms thereof, (F) the issuance of Company Securities to newly hired or promoted employees or newly appointed directors in the ordinary course of business consistent with past practice, or in connection with annual grants to employees and directors made in the ordinary course of business consistent with past practice, or as required to comply with any Company Benefit Plan as in effect on the date of this Agreement and (G) any transaction solely between the Company and a Subsidiary of the Company or between Subsidiaries of the Company;

        (k)   except (i) as required pursuant to existing Contracts or any Company Benefit Plan in effect on the date hereof, (ii) as effected in the ordinary course of business and consistent with past practice or (iii) as required by Law (including to avoid the imposition of penalty or other taxes under Section 409A of the Code), (A) adopt, amend or terminate any material Company Benefit Plan, (B) take any action to accelerate the vesting or payment, or fund or in any other way secure the payment, of compensation or benefits under any material Company Benefit Plan or (C) increase the annualized value of compensation and benefits to be provided to Company Employees (other than in the ordinary course of business consistent with past practice in an amount that does not exceed 5.0% of such annualized value, in the aggregate, immediately prior to the date hereof);

        (l)    other than in the ordinary course of business consistent with past practice, settle or compromise any litigation or release, dismiss or otherwise dispose of any claim or arbitration not covered by insurance, other than settlements or compromises of litigation, claims or arbitration that do not, individually or in the aggregate, involve the payment of more than $5 million in excess of the amount reserved on the latest consolidated balance sheets of the Company in respect of litigation and claims, as set forth in the Company SEC Reports, and do not involve any material injunctive or other non-monetary relief on the Company, any of its Subsidiaries or the Management Business;

        (m)  (i) cancel any material indebtedness for borrowed money owed to the Company other than as a result of a repayment of such indebtedness, or (ii) waive or release any claims or right of material value except in the exercise of the Company's commercially reasonable business judgment;

        (n)   enter into, materially modify or amend, or terminate any Joint Venture Agreement or any Management Agreement or Real Property Lease (it being understood that, without limiting other modifications or amendments that may be material, any modification or amendment reducing the term or fees or other amounts that are payable to the Company or any of its Subsidiaries under any Management Agreement or Real Property Lease will be considered a material modification or amendment of such Management Agreement or Real Property Lease), except for the renewal, extension or replacement of any Management Agreement or Real Property Lease expiring in accordance with its term (such renewal, extension or replacement to be on terms substantially similar to the existing Management Agreement or Real Property Lease) or, other than in the ordinary course of business, enter into, materially modify or amend, or terminate any other Specified Contract other than as permitted by this Section 6.1;

        (o)   make any material change in financial accounting methods, principles or practices, except insofar as may have been required by a change in GAAP or Law;

        (p)   adopt a plan of complete or partial liquidation or dissolution of the Company or any of its Subsidiaries;

        (q)   prepare and file any material Tax Return in a manner that is inconsistent with past practice or, on any such Tax Return, take any position, make any election or adopt any method that is inconsistent with positions taken, elections made or methods used in preparing or filing similar Tax Returns in prior periods, in each case, if such action would increase by a material amount the Tax liability of the Company and its Subsidiaries; or

        (r)   authorize, agree or commit to do any of the foregoing.

        Section 6.2    Conduct of Parent and Merger Sub.     Each of Parent and Merger Sub agrees that, from the date hereof to the Effective Time, it shall not (a) take any action that is intended to or would reasonably be likely to result in any of the conditions to effecting the Mergers set forth in Article VIII becoming incapable of being satisfied or (b) take any action or fail to take any action which would, or would reasonably be likely to, individually or in the aggregate, prevent, materially delay or materially impede the ability of Parent and Merger Sub to consummate the Acquisition Merger or the other transactions contemplated by this Agreement or to obtain financing for the Acquisition Merger.

        Section 6.3    No Control of Other Party's Business.     Nothing contained in this Agreement is intended to give Parent or Merger Sub, directly or indirectly, the right to control or direct the operations of the Company, its Subsidiaries or any Joint Venture prior to the Effective Time, and nothing contained in this Agreement is intended to give the Company, directly or indirectly, the right to control or direct the operations of Parent or its Subsidiaries. Prior to the Effective Time, each of Parent and the Company shall exercise, consistent with the terms and conditions of this Agreement, complete control and supervision over its and its Subsidiaries' respective operations.

ARTICLE VII

ADDITIONAL AGREEMENTS

        Section 7.1    Shareholder Meeting; Proxy Material.     (a) The Company shall (i) duly call, give notice of, convene and hold a meeting of its shareholders (the "Company Shareholder Meeting") for the purpose of obtaining the approval and adoption of this Agreement by the shareholders of the Company in accordance with Law as promptly as reasonably practicable, but in no event later than ten (10) Business Days, after the SEC confirms that it has no further comments on the Company Proxy Statement, (ii) subject to Section 7.4, use all commercially reasonable efforts to solicit the approval and adoption of this Agreement by the shareholders of the Company and (iii) except to the extent that the Board of Directors of the Company shall have withdrawn or modified its approval or recommendation of this Agreement as permitted by Section 7.4, include in the Company Proxy Statement the recommendation of the Board of Directors of the Company that the shareholders of the Company adopt this Agreement (the "Recommendation"). The foregoing sentence notwithstanding, if on a date for which the Company Shareholder Meeting is scheduled, the Company has not received proxies representing a sufficient number of Shares to obtain the Requisite Shareholder Vote, whether or not a quorum is present, the Company may, in its discretion and in consultation with Parent, make one or more successive postponements or adjournments of the Company Shareholder Meeting; provided that the Company Shareholder Meeting is not postponed or adjourned to a date that is later than the date that is ten (10) Business Days prior to the End Date.

        (b)   In connection with the Company Shareholder Meeting, the Company will (i) as promptly as reasonably practicable but in any event within thirty (30) Business Days after the date hereof, prepare the Company Proxy Statement and file the Company Proxy Statement with the SEC, (ii) as promptly as reasonably practicable, respond to any comments received from the SEC with respect to such filing and provide copies of such comments to Parent and Merger Sub promptly upon receipt, (iii) as promptly as reasonably practicable, prepare and file any amendments or supplements necessary to be filed in response to any SEC comments or as required by Law, (iv) use commercially reasonable efforts to mail to the shareholders of the Company as promptly as reasonably practicable the Company Proxy Statement and all other customary proxy or other materials for meetings such as the Company Shareholder Meeting, (v) to the extent required by Law, as promptly as reasonably practicable prepare, file and distribute to the shareholders of the Company any supplement or amendment to the Company Proxy Statement if any event shall occur which requires such action at any time prior to the Company Shareholder Meeting and (vi) otherwise use commercially reasonable efforts to comply with all requirements of Law applicable to the Company Shareholder Meeting. Parent shall cooperate with the Company in connection with the preparation of the Company Proxy Statement, including promptly furnishing the Company upon request with any and all information as may be required to be set forth in the Company Proxy Statement under Law. The Company will provide Parent and Merger Sub a reasonable opportunity to review and comment upon the Company Proxy Statement or any amendments or supplements thereto, prior to mailing the Company Proxy Statement to its shareholders.

        Section 7.2    Efforts.     (a) Subject to the terms and conditions of this Agreement, each party will use reasonable best efforts to take, or cause to be taken, all actions and to do promptly, or cause to be done promptly, and to assist and cooperate with each other in doing, all things necessary, proper or advisable under Law to consummate and make effective the Mergers and the other transactions contemplated by this Agreement, including preparing and filing as promptly as practicable all documentation to effect all necessary filings, notices, petitions, statements, registrations, submissions of information, applications and other documents necessary to consummate the Mergers and the other transactions contemplated by this Agreement. In furtherance and not in limitation of the foregoing, each party hereto agrees (i) to make appropriate filings of a Notification and Report Form pursuant to the HSR Act, including (x) any required filings by the Company with respect to any Management Business Sale and (y) any required filings by the Company and Parent with respect to the Acquisition Merger without giving effect to a Management Business Sale, and any other filings pursuant to applicable Regulatory Laws with respect to the transactions contemplated hereby, which filings shall be made promptly, but in no event later than ten (10) Business Days after the date hereof (in the case of the filing pursuant to clause (y)), or ten (10) Business Days after the date the Company enters into a definitive agreement (in the case of the filing pursuant to clause (x)), and as promptly as practicable after the date hereof with respect to any filing pursuant to other applicable Regulatory Laws, (ii) to use reasonable best efforts to cooperate with each other in (A) determining which filings are required to be made prior to the Effective Date with, and which consents, approvals, permits or authorizations are required to be obtained prior to the Effective Date from, Governmental Authorities or any other Person in connection with the execution and delivery of this Agreement, and the consummation of the Mergers, any Management Business Sale and the other transactions contemplated by this Agreement, including any such consents, approvals, permits or authorizations as may be necessary to avoid a material Violation of any Specified Contract, (B) timely completing all necessary documentation and related forms or paperwork as may be required for all such filings, and (C) timely making all such filings to obtain all consents, approvals, permits and authorizations, (iii) to furnish promptly to the other party, subject in appropriate cases to appropriate confidentiality agreements to limit disclosure to outside lawyers and consultants, with such information and reasonable assistance as such other party and its Affiliates may reasonably request in connection with their preparation of necessary filings, registrations, and submissions of information to any Governmental Authority, including any filings under the Regulatory Laws, (iv) to supply as promptly as reasonably practicable any additional information and documentary material that may be requested pursuant to the HSR Act or any other applicable Regulatory Laws and (v) to use reasonable best efforts to take or cause to be taken all other actions necessary, proper or advisable to obtain applicable clearances, consents, authorizations, approvals or waivers and to cause the expiration or termination of the applicable waiting periods with respect to the approval of the Mergers and any Management Business Sale under the HSR Act and any other applicable Regulatory Laws as promptly as practicable and in any event no later than the End Date.

        (b)   Each of Parent and Merger Sub, on the one hand, and the Company, on the other hand, shall, in connection with the efforts referenced in Section 7.2(a), use its reasonable best efforts to (i) cooperate in all respects with each other in connection with any filing or submission and in connection with any investigation or other inquiry, including any proceeding initiated by a private party; (ii) promptly notify the other party of any communication concerning this Agreement and any of the transactions contemplated hereby to that party from any Governmental Authority and consider in good faith the views of the other party and keep the other party reasonably informed of the status of matters related to the transactions contemplated by this Agreement, including furnishing the other with any written notices or other communications received by such party from, or given by such party to, the Federal Trade Commission (the "FTC"), the Antitrust Division of the Department of Justice (the "DOJ") or any other U.S. or foreign Governmental Authority and of any communication received or given in connection with any proceeding by a private party, in each case regarding any of the transactions contemplated hereby; and (iii) permit the other party to review in draft any proposed communication to be submitted by it to, with reasonable time and opportunity to comment, give reasonable consideration to the other party's comments thereon, and consult with each other in advance of any in-person or telephonic meeting or conference with, the FTC, the DOJ or any other Governmental Authority or, in connection with any proceeding by a private party, with any other Person, and to the extent permitted by the FTC, the DOJ or such other applicable Governmental Authority or other Person, not agree to participate in any meeting or substantive discussion (including any discussion relating to the antitrust merits, any potential remedies, commitments or undertakings, the timing of any waivers, consents, approvals, permits, orders or authorizations, and any agreement regarding the timing of consummation of the Mergers and the Management Business Sale) with any Governmental Authority relating to any filings or investigations concerning this Agreement and any of the transactions contemplated hereby unless it consults with the other party and its Representatives in advance and invites the other party's Representatives to attend in accordance with Regulatory Laws; provided, however, that nothing in this Agreement shall prevent a party from responding to or complying with a subpoena or other legal process required by Law or submitting factual information in response to a request therefor.

        (c)   In furtherance and not in limitation of the covenants of the parties contained in Section 7.2(a) and Section 7.2(b), each party hereto shall use its reasonable best efforts to resolve objections, if any, as may be asserted with respect to the transactions contemplated by this Agreement under any Regulatory Laws, including defending any lawsuits or other legal proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby and thereby (including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed). In the event that any administrative or judicial action or proceeding is instituted (or threatened to be instituted) by a Governmental Authority, or private party challenging the Mergers, the Management Business Sale or any other transaction contemplated by this Agreement, or any other agreement contemplated hereby, each of Parent, Merger Sub and the Company shall cooperate with the other and use its respective reasonable best efforts to contest and resist any such action or proceeding and to have vacated, lifted, reversed or overturned any decree, judgment, injunction or other Order, whether temporary, preliminary or permanent, that is in effect and that prohibits, prevents or restricts consummation of the transactions contemplated by this Agreement.

        (d)   In furtherance of, and not in limitation of, the covenants of the parties contained in Section 7.2(a), Section 7.2(b), Section 7.2(c) and Section 7.2(d), Parent and Merger Sub shall take, or cause to be taken, all such further actions as may be necessary to resolve such objections, if any, as the FTC, the DOJ, state antitrust enforcement authorities or competition authorities of any other nation or other jurisdiction or any other Person may assert under any Law with respect to the Mergers, the Management Business Sale and the other transactions contemplated hereby, and to avoid or eliminate each and every impediment under any Law that may be asserted by any Governmental Authority with respect to the Mergers, the Management Business Sale and the other transactions contemplated hereby so as to enable the Closing to occur as promptly as reasonably practicable and in any event no later than the End Date, including (i) proposing, negotiating, committing to and effecting, by consent decree, hold separate order or otherwise, regardless of the consideration, the sale, divestiture, license or disposition of any assets or businesses of the Company, Holdco, its Subsidiaries or Joint Ventures, or of Parent or its Subsidiaries, and (y) otherwise taking or committing to take any actions that after the Closing Date would limit the freedom of Parent, Holdco, the Company Surviving Corporation, their Subsidiaries' or the Joint Ventures' freedom of action with respect to, or its ability to retain, one or more of its or its Subsidiaries' or Joint Ventures' businesses, product lines or assets, in each case as may be required in order to effect the satisfaction of the conditions to the Mergers set forth in Article VIII prior to the End Date and to avoid the entry of, or to effect the dissolution of, any injunction, temporary restraining order or other Order in any suit or proceeding that would otherwise have the effect of preventing the Closing or delaying the Closing beyond the End Date; provided, however, that (i) neither Holdco, the Company nor any of its Affiliates shall be required to become subject to, or consent or agree to or otherwise take any action with respect to, any Order, requirement, condition, understanding or agreement of or with a Governmental Authority to sell, to license, to hold separate or otherwise dispose of, or to conduct, restrict, operate, invest or otherwise change the assets or business of Holdco, the Company or any of its Affiliates, unless such Order, requirement, condition, understanding or agreement is binding on the Company only in the event that the Mergers occur; and (ii) nothing in this Section 7.2 shall require, or be construed to require Parent, Holdco, the Company or their respective Subsidiaries or Affiliates to sell, divest, license or dispose of or hold separate (or to propose or agree to sell, divest, license or dispose of or hold separate), before or after the Closing, any assets or businesses of Parent, Holdco, the Company or any of their respective Subsidiaries or Affiliates, if such action would be reasonably expected to, individually or in the aggregate, result in (after giving effect to any reasonably expected proceeds of any sale, divestiture, license or disposition) a material adverse effect on the business or financial condition of the Company, the Subsidiary and the Joint Ventures, taken together as a whole.

        (e)   Any other provision of this Agreement notwithstanding, in connection with obtaining any approval or consent from any Person (other than a Governmental Authority) with respect to the Mergers, the Management Business Sale or the other transactions contemplated by this Agreement, (i) if reasonably requested in writing by Parent, the Company shall, shall cause its Subsidiaries or shall use reasonable best efforts to cause its Significant Joint Ventures to, execute any documents, agreements and instruments and take such other actions to the extent practicable, all in such order, form and substance as reasonably requested by Parent, and (ii) without the prior written consent of

Parent, none of the Company or any of its Subsidiaries or Significant Joint Ventures shall take any action, agree to take any action or consent to the taking of any action pursuant to this Section 7.2 (including with respect to selling, holding separate or otherwise disposing of assets or conducting its business in a specified manner).

        Section 7.3    Access to Information.     Subject to the restrictions imposed by the HSR Act, federal and state securities Laws and other Laws, the Company will provide, will cause its Subsidiaries and its and their respective Representatives to provide, and will use reasonable best efforts to cause its Significant Joint Ventures to provide Parent and Merger Sub, prospective purchasers of the Management Business identified by Parent and their respective authorized Representatives, during normal business hours and upon reasonable advance notice (a) such access to the offices, properties, Company Facilities, books and records of the Company, its Subsidiaries and its Significant Joint Ventures (so long as such access does not interfere unreasonably with the business or operations of the Company, its Subsidiaries, its Significant Joint Ventures or the Company Facilities) as Parent or Merger Sub reasonably may request and (b) all documents that Parent or Merger Sub reasonably may request. The foregoing notwithstanding, Parent, Merger Sub, prospective purchasers of the Management Business identified by Parent and their Representatives shall not have access to any books, records, documents and other information (i) to the extent prohibited by the terms of a confidentiality agreement with a third party, (ii) to the extent that the disclosure thereof would, in the opinion of the Company's counsel, be reasonably likely to result in the loss of attorney-client privilege or (iii) to the extent required by Law. All information exchanged pursuant to this Section 7.3 shall be subject to the Confidentiality Agreement.

        Section 7.4    Solicitation.     (a) Except as permitted by this Section 7.4 or for the actions required to effect the Company Reorganization in cooperation with Parent, from the date hereof until the earlier of the Effective Time and termination of this Agreement in accordance with its terms, the Company and its Subsidiaries shall not, and the Company shall use its reasonable best efforts to cause its Representatives and Significant Joint Ventures not to, directly or indirectly: (i) solicit, initiate, or knowingly encourage the submission of any proposal that constitutes or could reasonably be expected to result in an Acquisition Proposal, (ii) furnish any non-public information regarding the Company or any of its Subsidiaries or Significant Joint Ventures to any third-party Person (other than Parent or Merger Sub) in connection with or in response to an Acquisition Proposal or any inquiry, proposal or offer that could reasonably be expected to result in an Acquisition Proposal, (iii) engage or participate in any discussions or negotiations with a third-party Person (other than Parent or Merger Sub or their respective Representatives) making (or who could reasonably be expected to make) an Acquisition Proposal, (iv) approve or recommend (or publicly propose to approve or recommend) any Acquisition Proposal, (v) enter into any letter of intent, term sheet, memorandum of understanding, merger agreement, acquisition agreement, exchange agreement or any other agreement with a third-party Person relating to an Acquisition Proposal or requiring the Company to abandon, terminate or fail to consummate the Mergers or any other transaction contemplated by this Agreement or (vi) resolve or agree to do any of the foregoing. Subject to Section 7.4(c), immediately following the execution of this Agreement, the Company and its Subsidiaries shall, and the Company shall use its reasonable best efforts to cause its Representatives to, cease and terminate any discussions existing as of the date of this Agreement between the Company or any of its Subsidiaries or any of their respective Representatives, on the one hand, and any third-party Person (other than Parent, Merger Sub or any of their respective Representatives), on the other hand, with respect to any Acquisition Proposal, and the Company shall request each third-party Person (other than Parent, Merger Sub or any of their respective Representatives) with whom the Company engaged in such discussions to return to the Company or destroy any non-public information previously furnished or made available to such third-party Person or any of its Representatives by or on behalf of the Company or its Representatives to the extent that the Company is entitled to have such information returned or destroyed in accordance with the terms of a confidentiality or similar agreement entered into by the Company and such third-party Person.

        (b)   Anything to the contrary contained in Section 7.4(a) notwithstanding, prior to obtaining the Requisite Shareholder Vote, the Company, or the Board of Directors of the Company, directly or indirectly through any Representative, may (i) furnish non-public information regarding the Company, any of its Subsidiaries or the Joint Ventures to, and afford access to the business, properties, books or records of the Company, any of its Subsidiaries or the Joint Ventures to, any Person and (ii) engage and participate in discussions and negotiations with any Person, in each case in response to an Acquisition Proposal that the Board of Directors of the Company, prior to taking any such particular action, concludes in good faith, after consultation with its financial advisors and outside legal counsel, constitutes or could reasonably be expected to result in a Superior Offer; provided that (A) such Acquisition Proposal did not result from a material breach of this Section 7.4 and such Acquisition Proposal is not withdrawn prior to the taking of such action, (B) the Company provides to Parent the notice required by this Section 7.4(b) with respect to such Acquisition Proposal, and (C) the Company furnishes any non-public information provided to the maker of the Acquisition Proposal only pursuant to a confidentiality agreement between the Company and such Person with confidentiality provisions that are not less restrictive to such Person than the provisions of the Confidentiality Agreement and to the extent non-public information that has not been made available to Parent is made available to the maker of the Acquisition Proposal, provide or make available such non-public information to Parent substantially concurrent with the time that it is provided to such other Person. The Company shall promptly, and in no event later than twenty-four (24) hours after its receipt of any Acquisition Proposal, advise Parent of such Acquisition Proposal (including providing the identity of the Person making or submitting such Acquisition Proposal and, (i) if the Acquisition Proposal is oral, a reasonably detailed summary of the material terms and conditions thereof or (ii) if the Acquisition Proposal is in writing, a copy of such Acquisition Proposal and any related draft agreements provided to the Company or its Subsidiaries or Representatives). The Company shall keep Parent reasonably informed of any change to the material terms and conditions of any such Acquisition Proposal and shall provide, as promptly as reasonably practicable, to Parent (i) if any such change to the material terms and conditions of any such Acquisition Proposal is oral, a detailed summary of such change or (ii) if any such change to the material terms and conditions of any such Acquisition Proposal is in writing, a copy of the so modified Acquisition Proposal and any related draft agreements provided to the Company or its Subsidiaries or Representatives.

        (c)   Nothing in this Section 7.4 shall prohibit the Company, or the Board of Directors, directly or indirectly through any Representative, from (i) informing any Person of the restrictions set forth in this Section 7.4, or (ii) disclosing, in the Company Proxy Statement or otherwise, factual information regarding the business, financial condition or results of operations of the Company, its Subsidiaries or the Joint Ventures or the fact that an Acquisition Proposal has been made, the identity of the party making such Acquisition Proposal or the material terms of such Acquisition Proposal; provided that, in the case of this clause (ii), the Company shall in good faith determine that such information, facts, identity or terms is required to be disclosed under applicable Law or that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable Law. So long as the Company and its Representatives have otherwise complied with this Section 7.4, none of the foregoing shall prohibit the Company and its Representatives from contacting any Persons or group of Persons that have made an Acquisition Proposal after the date of this Agreement solely to request the clarification of the terms and conditions thereof so as to determine whether the Acquisition Proposal is, or could reasonably be expected to result in, a Superior Offer, and any such actions shall not be a breach of this Section 7.4.

        (d)   Except as otherwise provided in this Section 7.4(d) and Section 7.4(e), neither the Board of Directors of the Company nor any committee thereof may (i) withhold, withdraw, qualify or modify, or publicly propose to withhold, withdraw, qualify or modify, the Recommendation in a manner adverse to Parent, or (ii) approve, adopt or recommend, or propose publicly to approve, adopt or recommend, any Acquisition Proposal (any such action, a "Recommendation Withdrawal"). Anything in this Agreement to the contrary notwithstanding, with respect to an Acquisition Proposal, the Board of Directors of the Company may at any time prior to receipt of the Requisite Shareholder Vote, make a Recommendation Withdrawal and/or terminate this Agreement pursuant to Section 9.1(c)(ii), if: (i) (A) an Acquisition Proposal (that did not result from a material breach of Section 7.4(a)) is made after the date of this Agreement to the Company by a third party, and such Acquisition Proposal is not withdrawn, and (B) the Company's Board of Directors determines in good faith, after consultation with its financial advisors and outside legal counsel, that such Acquisition Proposal constitutes a Superior Offer and that a failure to take such action would be inconsistent with the directors' fiduciary duties under applicable Law; and (ii) (A) the Company provides Parent a four (4)-Business Day prior written notice of its intention to take such action, which notice shall include the information with respect to such Superior Offer that is specified in Section 7.4(b), (B) after providing such notice and prior to making such Recommendation Withdrawal in connection with a Superior Offer or taking any action pursuant to Section 9.1(c)(ii) with respect to a Superior Offer, the Company shall negotiate in good faith with Parent during such four (4) -Business Day period (to the extent that Parent desires to negotiate) to make such revisions to the terms of this Agreement as would permit the Board of Directors of the Company not to effect a Recommendation Withdrawal in connection with a Superior Offer or to take such action pursuant to Section 9.1(c)(ii) in response to a Superior Offer, and (C) the Board of Directors of the Company shall have considered in good faith any changes to this Agreement offered in writing by Parent and shall have determined in good faith, after consultation with its outside legal counsel and financial advisors, that the Acquisition Proposal would continue to constitute a Superior Offer if such changes offered in writing by Parent were to be given effect; provided that, in the event that the Acquisition Proposal is thereafter modified by the Person making such Acquisition Proposal, the Company shall provide written notice of such modified Acquisition Proposal and shall again comply with this Section 7.4(d), except that the Company's advance written notice obligation shall be reduced to two (2) Business Days (rather than the four (4) Business Days otherwise contemplated by this Section 7.4(d)).

        (e)   Nothing contained in this Section 7.4 or elsewhere in this Agreement shall prohibit the Company from taking and disclosing to its shareholders a position contemplated by Rule 14d-9 and 14e-2(a) promulgated under the Exchange Act, or from issuing a "stop, look and listen" statement pending disclosure of its position thereunder.

        (f)    Other than in connection with a Superior Offer (which shall be subject to Section 7.4(d) and shall not be subject to this Section 7.4(f)), nothing in this Agreement shall prohibit or restrict the Board of Directors of the Company from making a Recommendation Withdrawal in response to an Intervening Event to the extent that the Board determines in good faith, after consultation with the Company's outside legal counsel, that the failure of the Board of Directors of the Company to effect a Recommendation Withdrawal would be inconsistent with the exercise of its fiduciary obligations under applicable Law; provided, however, that neither the Board of Directors of the Company nor any committee thereof shall take any of the actions set forth in this Section 7.4(f) unless the Company has first complied with the provisions of Section 7.4(d), treating the occurrence of such Intervening Event as if a Superior Offer had been received and after so complying, the Board of Directors of the Company determines in good faith, after consultation with outside legal counsel, that, in light of such Intervening Event, the failure to make a Recommendation Withdrawal would be inconsistent with the exercise of its fiduciary obligations under applicable Law.

        (g)   During the period from the date of this Agreement through the Effective Time, the Company shall not terminate, materially amend or modify or waive any provision of any confidentiality agreement relating to an Acquisition Proposal or standstill agreement to which the Company or any of its Subsidiaries is a party (other than any involving Parent). During such period, the Company agrees to use reasonable best efforts to enforce, to the fullest extent permitted under applicable Law and subject to the fiduciary duties of the Company's Board of Directors, the provisions of any such agreements, including obtaining injunctions to prevent any material breaches of such agreements and to enforce specifically the terms and provisions thereof in any court of the United States or any state thereof having jurisdiction. Notwithstanding the foregoing, the Company shall not be required to take, or be prohibited from taking, any action otherwise prohibited by this Section 7.4(g), if, in the good faith judgment of the Company's Board of Directors, after consultation with outside counsel of the Company, such action or inaction, as the case may be, would be inconsistent with the directors' fiduciary duties under applicable Law.

        (h)   As used in this Agreement, the term:

          (i)    "Acquisition Proposal" means any inquiry, proposal or offer from any Person (other than Parent, Merger Sub or their respective Affiliates) relating to any transaction or series of related transactions (other than the transactions contemplated by this Agreement and the Company Reorganization, the Management Business Sale, the Management Business Distribution and the Distribution) pursuant to which any Person or group of Persons, other than Parent, Merger Sub or any of their respective Subsidiaries, (A) directly or indirectly acquires (whether in a single transaction or a series of related transactions, and whether through merger, asset sale, tender offer, exchange offer, business combination, consolidation or otherwise) businesses or assets of the Company and its Subsidiaries that constitute twenty-five percent (25%) or more of the assets, revenues, cash flows, income or earnings of the Company and its Subsidiaries, taken as a whole, or (B) directly or indirectly acquires (whether in a single transaction or a series of related transactions, and whether through merger, tender offer, exchange offer, business combination, consolidation or otherwise) beneficial ownership (within the meaning of Section 13 under the Exchange Act) twenty-five percent (25%) or more of the outstanding Shares;

          (ii)   "Intervening Event" means an event, change, fact, circumstance, occurrence or development (other than an Acquisition Proposal, or any inquiry, proposal or offer that would reasonably be expected to result in an Acquisition Proposal) that (i) is material to the Company, (ii) was not known to the Board of Directors of the Company as of the date of this Agreement or if known, the magnitude or material consequences of which were not known to or understood by the Board of Directors of the Company as of the date of this Agreement, and (iii) becomes known or the material consequences of which become known to or understood by to the Board of Directors of the Company prior to obtaining the Requisite Shareholder Vote (and is not an Acquisition Proposal); provided that an "Intervening Event" shall not include any event, change or development relating to the announcement or pendency of this Agreement or the transactions contemplated hereby; and

          (iii)  "Superior Offer" means a bona fide written Acquisition Proposal (except the references therein to "25%" shall be replaced by "50%"), which the Board of Directors of the Company in good faith determines, after consultation with its outside legal counsel and its financial advisor, is more favorable from a financial point of view to the shareholders of the Company than the transactions contemplated hereby, taking into account all factors deemed relevant by the Board of Directors of the Company, including timing and likelihood of consummation and any proposal by Parent to amend the terms of this Agreement.

        Section 7.5    Director and Officer Liability.     (a) The Surviving Corporation shall, and Parent shall cause the Surviving Corporation to, assume the obligations with respect to all rights to indemnification and exculpation from liabilities, including advancement of expenses, for acts or omissions occurring at or prior to the Effective Time now existing in favor of the current or former directors, officers or employees of the Company or its Subsidiaries (the "Indemnified Parties") as provided in the Company Certificate of Incorporation, the Company Bylaws or any indemnification Contract between such Indemnified Party and the Company or any of its Subsidiaries (in each case, as in effect on the date hereof), without further action, as of the Effective Time and such obligations shall survive the Mergers and shall continue in full force and effect in accordance with their terms. For a period of six (6) years from the Effective Time, Parent and the Surviving Corporation shall maintain in effect in the certificate of incorporation and bylaws or similar organizational documents of the Surviving Corporation and its Subsidiaries, exculpation, indemnification and advancement of expenses provisions that are no less favorable to the Indemnified Parties than those set forth in the Company's and its Subsidiaries' certificate of incorporation, bylaws or similar organizational documents as in effect as of the date hereof or in any indemnification Contracts of the Company or its Subsidiaries with any Indemnified Party as in effect as of the date hereof, and shall not amend, repeal or otherwise modify any such provisions in any manner that would adversely affect the rights thereunder of any Indemnified Party; provided, however, that all rights to indemnification in respect of any Action pending or asserted or any claim made within such period shall continue until the disposition of such Action or resolution of such claim. From and after the Effective Time, Parent shall cause the Surviving Corporation and its Subsidiaries to honor, in accordance with their respective terms, each of the covenants contained in this Section 7.5.

        (b)   From and after the Effective Time, Parent shall, and shall cause the Surviving Corporation to, indemnify and hold harmless each Person that is an Indemnified Party or who is or was serving at the request of the Company or any of its Subsidiaries as a director, officer, fiduciary or employee of another Person, against any Damages incurred in connection with any Action arising out of matters existing or occurring at or prior to the Effective Time, including in connection with any actions or omissions taken at the request of Parent, whether asserted or claimed prior to, at or after the Effective Time, to the fullest extent that the Company would have been permitted under Law and the Company Certificate of Incorporation or Company Bylaws in effect on the date hereof to indemnify such Person (and Parent shall cause the Surviving Corporation to also advance expenses as incurred to the fullest extent permitted under Law; provided, however, that the Person to whom expenses are advanced provides an undertaking to repay such advances if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such Person is not legally entitled to indemnification under Law).

        (c)   In the event that Parent, the Surviving Corporation or any of their successors or assigns (i) consolidate with or merge into any other Person and are not the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfer or convey all or substantially all of its properties and other assets to any Person, then, and in each such case, Parent shall cause proper provision to be made so that the successors and assigns of Parent or the Surviving Corporation, as applicable, shall expressly assume the obligations set forth in this Section 7.5.

        (d)   For six (6) years after the Effective Time, Parent shall cause the Surviving Corporation to maintain in effect the Company's current directors' and officers' liability insurance (or such other insurance that is no less favorable to the Indemnified Parties than the Company's current directors' and officers' liability insurance) in respect of acts or omissions occurring at or prior to the Effective Time, covering each Person currently covered by the Company's directors' and officers' liability insurance policy (a copy of which has been heretofore delivered to Parent), on terms with respect to such coverage and amounts no less favorable than those of such policy in effect on the date hereof; provided, however, the Company may, at its election, obtain a "tail" policy with respect to such directors' and officers' liability insurance with policy limits, terms and conditions at least as favorable to the directors and officers covered under such insurance policy as the limits, terms and conditions in the existing policies of the Company; provided, further, that in connection with this Section 7.5(d), neither the Company nor Parent shall pay a one-time premium (in connection with a tail policy described above) in excess of 600% of the current annual premium paid by the Company for directors' and officers' liability insurance or be obligated to pay annual premiums (in connection with any other directors and officers insurance policy described above) in excess of 300% of the current annual premium paid by the Company for directors' and officers' liability insurance. It is understood and agreed that in the event such coverage cannot be obtained for such amount or less, then the Company shall obtain the maximum amount of coverage as may be obtained for such amount.

        (e)   Parent shall, and shall cause the Surviving Corporation to, pay all reasonable expenses, including reasonable attorneys' fees, that may be incurred by any Person in enforcing the indemnity and other obligations provided in this Section 7.5; provided, however, that such Person provides an undertaking to repay such expenses if it is determined by a final and non-appealable judgment of a court of competent jurisdiction that such Person is not legally entitled to indemnification under Law.

        (f)    The provisions of this Section 7.5 (i) are intended to be for the benefit of, and will be enforceable from and after the Effective Time by, each Indemnified Party, his or her heirs and his or her representatives and (ii) are in addition to, and not in substitution for, any other rights to indemnification or contribution that any such Person may have by Contract or otherwise. Nothing in this Agreement, including this Section 7.5, is intended to, shall be construed to or shall release, waive or impair any rights to directors' and officers' insurance claims under any policy that is or has been in existence with respect to the Company, any of its Subsidiaries or the Indemnified Parties, it being understood and agreed that the indemnification provided for in this Section 7.5 is not prior to, or in substitution for, any such claims under any such policies. The provisions of this Section 7.5 shall survive the consummation of the Mergers.

        Section 7.6    Takeover Statutes.     The parties shall use all reasonable efforts (a) to take all action necessary so that no takeover statute is or becomes applicable to restrict or prohibit the Mergers or any of the other transactions contemplated by this Agreement and (b) if any such takeover statute is or becomes applicable to restrict or prohibit any of the foregoing, to take all action necessary so that the Mergers and the other transactions contemplated by this Agreement may be consummated as promptly as practicable on the terms contemplated by this Agreement and otherwise to minimize the effect of such takeover statute on the Mergers and the other transactions contemplated by this Agreement.

        Section 7.7    Public Announcements.     Except with respect to any Recommendation Withdrawal or any action taken by the Company or its Board of Directors pursuant to, and in accordance with, Section 7.4, so long as this Agreement is in effect, the parties shall consult with each other before issuing any press release or making any public announcement relating to this Agreement or the transactions contemplated hereby and, except for any press release or public announcement as may be required by Law, court process or any listing agreement with the New York Stock Exchange, shall not issue any such press release or make any such public announcement without the consent of the other parties (not to be unreasonably withheld or delayed). Parent and the Company agree to issue a mutually acceptable joint press release announcing this Agreement.

        Section 7.8    Employee Matters.     (a) From and after the Effective Time, Parent will cause the Surviving Corporation and all of its Subsidiaries to honor, to the extent required by their respective terms, each of the Company Benefit Plans. Parent shall cause the Surviving Corporation and each of its Subsidiaries, for the period commencing at the Effective Time and ending on the first anniversary thereof, to maintain for each Company Employee employed by the Company or any of its Subsidiaries at the Effective Time ("Current Employee") (i) an annual rate of base salary and annual cash target bonus opportunity no less favorable, in each case, than the annual rate of base salary and annual cash target bonus opportunity provided to such Current Employee immediately prior to the Effective Time, and (ii) compensation and employee benefits that are no less favorable in the aggregate than the compensation and employee benefits provided to such Current Employee immediately prior to the Effective Time; provided, however, that, nothing in this Section 7.8 shall limit the right of Parent, the Surviving Corporation or any of their Subsidiaries to terminate the employment of any Current Employee at any time in a manner consistent with any applicable contractual obligations, Company Benefit Plans, or Law.

        (b)   As of and after the Effective Time, Parent will, or will cause the Surviving Corporation to, give each Current Employee full credit for purposes of eligibility to participate, vesting and level of benefits under any Company Benefit Plans or under any employee benefit plan, program, policy or other arrangement of Parent and its Subsidiaries, in each case which provides benefits to any Current Employees as of and after the Effective Time (each, a "Parent Plan") for such Current Employee's service prior to the Effective Time with the Company and its Subsidiaries and their predecessor entities, to the same extent such service is recognized by the Company or its Subsidiaries immediately prior to the Effective Time (other than as would result in a duplication of benefits or for purposes of benefit accrual under defined benefit pension plan). With respect to each Parent Plan that is a "welfare benefit plan" (as defined in Section 3(1) of ERISA), Parent or its Subsidiaries shall (i) cause there to be waived any preexisting condition or eligibility limitations or exclusions and actively-at-work requirements with respect to the Current Employees and their eligible dependents and (ii) give effect, for the year in which the Closing occurs, for purposes of satisfying any deductible and maximum out-of-pocket limitations, to claims incurred and amounts paid by, and amounts reimbursed to, Current Employees and their eligible dependents under similar plans maintained by the Company and its Subsidiaries in which such Current Employees and their eligible dependents participated immediately prior to the Effective Time.

        (c)   For one (1) year following the Effective Time, each Current Employee will continue to be eligible for severance benefits in amounts, terms and conditions no less generous than those which applied to such Current Employee under the severance plans, programs, policies, agreements and other arrangements of the Company immediately prior to the Effective Time and as are set forth on Section 7.8(c) of the Company Disclosure Letter.

        (d)   If the Effective Time occurs prior to the payment of bonuses for the 2012 calendar year under the Company's existing annual cash bonus programs (the "Existing Programs"), the Surviving Corporation shall pay to each Company Employee who is otherwise eligible to earn a cash bonus for calendar year 2012 under the Existing Programs and who either (i) remains employed through the payment date of such bonuses, or (ii) is involuntarily terminated without "cause" (as defined in the Company's form of Separation Pay Agreement as in effect on the date hereof) after the Effective Time but prior to such payment date, no less than such Company Employee's target-level bonus in a cash lump sum on a date consistent with past practice and in no event later than March 15, 2013. If the Effective Time occurs after December 31, 2012 and before January 1, 2014, at the Effective Time, the Company shall pay each Company Employee who is otherwise eligible to earn a cash bonus for calendar year 2013 under the Existing Programs a bonus no less than (x) such Company Employee's target-level bonus award under the applicable Existing Program, multiplied by (y) a fraction, the numerator of which is the number of days from and including January 1, 2013 through and including the Effective Date and the denominator of which is 365.

        (e)   The provisions of this Section 7.8 are solely for the benefit of the parties to this Agreement, and no current or former employee, officer, director or consultant, or any other individual associated therewith shall be regarded for any purpose as a third-party beneficiary of this Agreement. In no event shall the terms of this Agreement be deemed to (i) establish, amend, or modify any Company Benefit Plan or any other "employee benefit plan" as defined in Section 3(3) of ERISA, or any other benefit plan, program, agreement or arrangement maintained or sponsored by the Company, Parent, the Surviving Corporation or any of their respective Affiliates; (ii) alter or limit the ability of Parent and its Subsidiaries (including, after the Effective Time, the Company and its Subsidiaries) to amend, modify or terminate any Company Benefit Plan or any other benefit or employment plan, program, agreement or arrangement after the Effective Time; or (iii) to confer upon any current or former employee, officer, director or consultant, any right to employment or continued employment or continued service with Parent, the Surviving Corporation or any of their respective Subsidiaries (including, following the Effective Time, the Company and its Subsidiaries), or constitute or create an employment agreement with any employee.

        Section 7.9    Company Reorganization; Management Business Sale; the Distribution.     (a) The Company shall (i) subject to clause (ii), take, or cause to be taken, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under Law to effect the Company Reorganization in all material respects, including each of the transactions set forth on Exhibit 1, and (ii) use reasonable best efforts to take, or cause to be taken, all actions and to do promptly, or cause to be done promptly, all things necessary, proper or advisable under Law to effect any modifications to the Company Reorganization reasonably requested by Parent; provided, however, that, with respect to clause (ii), the Company shall not be required to take any action that would be reasonably likely to adversely affect, or prevent or delay, the consummation of the Mergers, the ability of the shareholders of the Company to receive the Merger Consideration or the Company's ability to observe and perform its obligations under this Agreement.

        (b)   The parties acknowledge that the Company Reorganization is being undertaken to facilitate the Management Business Sale. If reasonably requested by Parent, the Company shall, and shall cause its Subsidiaries to and shall use reasonable best efforts to cause the Joint Ventures to, effect the Management Business Sale, including by entering into one or more agreements prior to the Closing to effect the Management Business Sale; provided, however, that (i) the Company shall not be required to take any action that would be reasonably likely to adversely affect or prevent the consummation of the Mergers, the ability of the shareholders of the Company to receive an amount of cash equal to the Merger Consideration or the Company's ability to observe and perform its obligations under this Agreement; (ii) any Management Business Sale shall be conditioned upon the occurrence of the Closing (or upon such time when all the conditions to the Closing are satisfied or waived), and (iii) Parent shall indemnify and hold the Company, its Subsidiaries and Joint Ventures harmless from all costs, expenses and liabilities incurred by any of them arising from or relating to any such agreement (including any negotiation, documentation or execution of such agreement) relating to the Management Business Sale.

        (c)   If requested by Parent, the Company shall, and shall cause its Subsidiaries and shall use reasonable best efforts to cause the Joint Ventures to, effect a Management Business Distribution, including by entering into one or more agreements and making appropriate filings with the SEC prior to the Closing to effect a Management Business Distribution; provided, however, that (i) the Company shall not be required to take any action that would be reasonably likely to adversely affect or prevent the consummation of the Mergers, the ability of the shareholders of the Company to receive an amount of cash equal to the Merger Consideration or the Company's ability to observe and perform its obligations under this Agreement; (ii) any Management Business Distribution shall be conditioned upon the occurrence of the Closing (or upon such time when all the conditions to the Closing are satisfied or waived), and (iii) Parent shall indemnify and hold the Company, its Subsidiaries and Joint Ventures harmless from all costs, expenses and liabilities incurred by any of them arising from or relating to any such agreement (including any negotiation, documentation or execution of such agreement) relating to a Management Business Distribution.

        (d)   To the extent that certain authorizations, approvals or consents of, or notification with, third parties and Governmental Authorities may be required in connection with the consummation of the Management Business Sale or Management Business Distribution, the Company and its Subsidiaries agree to: (i) cooperate with Parent in a commercially reasonable manner in developing and implementing a strategy and process for seeking such authorizations, approvals or consents, and making such notifications, including considering in good faith any actions, (ii) consult with Parent on a regular basis and in good faith in carrying out the foregoing strategy and process, and (iii) make such notifications and use reasonable best efforts to take or cause to be taken all actions necessary, proper or advisable to obtain such authorizations, approvals or consents, as promptly as practicable; provided, however, that, prior to the Effective Time, Parent shall not carry out any particular action in respect of the Management Business Sale or a Management Business Distribution without the prior written consent of the Company (not to be unreasonably withheld, conditioned or delayed).

        (e)   If requested by Parent, the Company and Holdco shall declare a cash dividend (the "Distribution") to holders of Company Shares as of immediately prior to the Holding Company Merger Effective Time (if the Distribution shall be declared and paid by the Company) or the Effective Time (if the Distribution shall be declared and paid by Holdco) up to an aggregate amount equal to the after-tax proceeds to the Company or Holdco from the Management Business Sale, which Distribution may be conditioned upon the consummation of the Management Business Sale; provided, however, that Holdco shall not be required to declare the Distribution in any amount to the extent Holdco is advised in writing by external counsel that such declaration would constitute a violation of the DGCL (in which case Holdco shall declare the Distribution in the maximum amount that the Holdco board determines shall be permissible under the DGCL), and neither the Company nor Holdco shall be required to take any action that would be reasonably likely to adversely affect, or prevent or delay, the consummation of the Mergers, the ability of the shareholders of the Company to receive an amount of cash equal to the Merger Consideration or the Company's ability to observe and perform its obligations under this Agreement. In the event of a Distribution, the parties agree that (i) the Merger Consideration shall be decreased by the per share cash amount of the Distribution (the "Per Share Distribution"); provided that, for purposes of the treatment of Company Equity Awards and the Holdco Equity Awards pursuant to Section 2.4, the term "Merger Consideration" shall mean Merger Consideration without adjustment for the Per Share Distribution, if any.

        (f)    The Holding Company Merger will comply with Sections 251(b) and 251(g) of the DGCL.

        (g)   The parties expressly acknowledge that none of the consummation of the Management Business Sale, the Management Business Distribution, the Distribution, the receipt of any approvals or consents for the Management Business Sale, the Management Business Distribution or the Distribution shall be a condition to the parties' obligations to consummate the Closing.

        Section 7.10    Rule 16b-3.     Notwithstanding anything herein to the contrary, prior to the Effective Time, the Company shall be permitted to take such steps as may be reasonably necessary or advisable hereto to cause disposition of Company equity securities (including derivative securities) pursuant to the transactions contemplated by this Agreement to be exempt under Rule 16b-3 promulgated under the Exchange Act in accordance with that certain No-Action Letter dated January 12, 1999 issued by the SEC regarding such matters.

        Section 7.11    Notification of Certain Matters.     Subject to applicable Law, the Company shall give prompt notice to Parent, and Parent shall give prompt notice to the Company, of the discovery by a party to this Agreement of any fact, circumstance or event, the occurrence or non-occurrence of which could reasonably be likely to cause any of the conditions set forth in Article VIII not to be satisfied prior to the End Date.

        Section 7.12    Indebtedness; Joint Ventures; Real Property Leases.     From and after the date of this Agreement until the earlier of the Effective Time and the termination of this Agreement in accordance with its terms, the Company will consult with Parent with respect to, and keep Parent reasonably informed of, its communications and negotiations with (1) any lenders of the Company or its Subsidiaries or Joint Ventures with respect to any Indebtedness of the Company or its Subsidiaries, (2) any counterparties to Joint Venture Agreements and/or (3) any lessors under Real Property Leases, in each case, in connection with (a) obtaining any consent of such parties in connection with the transactions contemplated by this Agreement and (b) amending, waiving, modifying, restating or renegotiating the existing terms of any material Indebtedness of the Company and its Subsidiaries or any material Real Property Lease, Joint Venture Agreement or partnership agreement; provided that the Company will not, and will cause its Subsidiaries and Significant Joint Ventures not to, without consulting with Parent, incur, amend, modify, restate or renegotiate the existing terms of any Indebtedness of the Company or any of its Subsidiaries or any Significant Joint Ventures if such incurrence, amendment, modification, restatement or renegotiation would result in any Indebtedness ranking senior in rights of payment to the payment of any amounts to the Company or any of its Subsidiaries under any Management Agreement.

        Section 7.13    Certain Litigation.     Subject to applicable Law, the Company shall promptly advise Parent orally and in writing of any Action commenced after the date of this Agreement against the Company or any of its directors by any stockholder of the Company (other than Parent or any of its Affiliates) relating to this Agreement, the Mergers and the transactions contemplated hereby and, unless inconsistent with the fiduciary duties of the Board of Directors of the Company, shall keep Parent reasonably informed regarding any such litigation. The Company shall not settle any such Action without the prior written consent of Parent (not to be unreasonably withheld, conditioned or delayed) and subject to applicable Law and unless inconsistent with the fiduciary duties of the Board of Directors of the Company, the Company shall give Parent the opportunity to consult with the Company regarding the defense or settlement of any such Action and shall consider Parent's views with respect to such Action.

        Section 7.14    Estoppels.     Within twenty (20) days after the date of this Agreement, the Company shall mail to each of the tenants under the Real Property Leases an estoppel certificate in the form attached hereto as Exhibit 2, and shall mail to each of the lessors under the Real Property Leases an estoppel certificate in the form attached hereto as Exhibit 3.

ARTICLE VIII

CONDITIONS TO THE MERGERS

        Section 8.1    Conditions to the Obligations of Each Party.     The obligations of Holdco, Holdco Sub, the Company, Parent and Merger Sub to consummate the Mergers are subject to the satisfaction (or to the extent permitted by Law, mutual waiver by both the Company and Parent) of the following conditions:

        (a)    Shareholder Approval.     The Requisite Shareholder Vote shall have been obtained.

        (b)    HSR Act.     Any applicable waiting period under the HSR Act (and any extension thereof) relating to the Mergers shall have expired or been terminated.

        (c)    No Injunctions or Restraints; Illegality.     No temporary restraining order, preliminary or permanent injunction or other judgment or order issued by any Governmental Authority of competent jurisdiction or other Law (each, a "Restraint") shall be in effect that prohibits, restrains or renders illegal the consummation of the Mergers; provided that a party shall not be entitled to assert the failure of this condition if such party has not used the efforts and performed the other obligations required of such party under Section 7.2.

        Section 8.2    Conditions to the Obligations of Parent and Merger Sub.     The obligations of Parent and Merger Sub to consummate the Acquisition Merger are subject to the satisfaction (or, to the extent permitted by Law, waiver by Parent) of the following further conditions:

        (a)    Representations and Warranties.     (i) The representations and warranties of the Company set forth in Sections 4.2(a) and 4.2(b) shall be true and correct in all material respects, (ii) the representations and warranties of the Company set forth in Section 4.5(a) shall be true and correct in all respects (except for de minimis errors), (iii) the representations and warranties of the Company set forth in Sections 4.9(b) and 4.9(c) shall be true and correct in all respects and (iv) all other representations and warranties of the Company set forth in this Agreement shall be true and correct (without giving effect to any materiality or material adverse effect qualifications contained therein), in each case, as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except in the case of this clause (iv), for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on the Company. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

        (b)    Performance of Obligations of the Company and Holdco.     The Company and Holdco shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it hereunder at or prior to the Effective Time. Parent shall have received a certificate signed on behalf of the Company by an executive officer of the Company to such effect.

        (c)    Company Reorganization.     The Company Reorganization shall have been completed in all material respects.

        Section 8.3    Conditions to the Obligations of the Company.     The obligations of Holdco, Holdco Sub and the Company to consummate the Mergers are subject to the satisfaction (or, to the extent permitted by applicable Law, waiver by the Company) of the following further conditions:

        (a)    Representations and Warranties.     (i) The representations and warranties of Parent and Merger Sub set forth in Section 5.2 shall be true and correct in all material respects, and (ii) all other representations and warranties of Parent and Merger Sub set forth in this Agreement shall be true and correct (without giving effect to any materiality or material adverse effect qualifications contained therein), in each case, as of the date of this Agreement and as of the Closing Date as though made on the Closing Date (except to the extent such representations and warranties expressly relate to a specified date, in which case as of such specified date), except in the case of this clause (ii), for such failures to be true and correct that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect on Parent. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub to such effect.

        (b)    Performance of Obligations of Parent and Merger Sub.     Each of Parent and Merger Sub shall have performed in all material respects all obligations, and complied in all material respects with the agreements and covenants, required to be performed by or complied with by it hereunder at or prior to the Effective Time. The Company shall have received a certificate signed on behalf of Parent and Merger Sub by an executive officer of Parent and Merger Sub to such effect.

ARTICLE IX

TERMINATION

        Section 9.1    Termination.     This Agreement may be terminated and the Mergers may be abandoned at any time prior to the Effective Time (any prior approval of this Agreement by the shareholders of the Company notwithstanding):

        (a)   by mutual written consent of the Company and Parent;

        (b)   by either the Company or Parent, if:

          (i)    the Effective Time shall not have occurred on or before the thirteen (13)-month anniversary of the date of this Agreement (the "End Date"); provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b)(i) shall not be available to a party if the failure of the Closing to occur by such date shall be due to the failure of such party to perform or comply in all material respects with the covenants and agreements of such party set forth in this Agreement or if such party shall have failed to use the required efforts under Section 7.2;

          (ii)   any Restraint having the effect set forth in Section 8.1(c) shall be in effect and shall have become final and nonappealable; provided, however, that the right to terminate this Agreement pursuant to this Section 9.1(b)(ii) shall not be available to a party if such Restraint shall be due to the failure of such party to perform or comply in all material respects with the covenants and agreements of such party set forth in this Agreement or if such party shall have failed to use the required efforts under Section 7.2; or

          (iii)  this Agreement shall have been voted upon at the Company Shareholder Meeting (including any adjournment thereof), such Company Shareholder Meeting shall have been completed, and the shareholders of the Company shall have failed to adopt this Agreement by the Requisite Shareholder Vote; provided, however, that the right to terminate this Agreement under this Section 9.1(b)(iii) shall not be available to the Company where the failure to obtain the Requisite Shareholder Vote is caused by any action or failure to act of the Company that constitutes a material breach of this Agreement;

        (c)   by the Company, if:

          (i)    a breach of any representation, warranty, covenant or agreement on the part of Parent or Merger Sub set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Section 8.3(a) or Section 8.3(b) not to be satisfied by the Closing, and such breach is incapable of being cured or, if capable of being cured, such breach is not cured within thirty (30) calendar days following written notice of such breach to Parent (or, if less, the number of calendar days until the Business Day immediately preceding the End Date); or

          (ii)   at any time on or after the date of this Agreement and prior to obtaining the Requisite Shareholder Vote, in order to enter into a definitive agreement with respect to a Superior Offer; provided, however, that the Company shall have complied in all material respects with its obligations under Section 7.4, and shall have, concurrently with such termination, paid to Parent the Termination Fee pursuant to Section 9.2(a); or

        (d)   by Parent or Merger Sub, if:

          (i)    a breach of any representation, warranty, covenant or agreement on the part of the Company set forth in this Agreement shall have occurred which would cause any of the conditions set forth in Section 8.2(a) or Section 8.2(b) not to be satisfied by the Closing, and such breach is incapable of being cured or, if capable of being cured, such breach is not cured within thirty (30) calendar days following written notice of such breach to the Company (or, if less, the number of calendar days until the Business Day immediately preceding the End Date); or

          (ii)   at any time on or after the date of this Agreement and prior to obtaining the Requisite Shareholder Vote, in the event of a Recommendation Withdrawal; or

          (iii)  the Company or any of its Subsidiaries shall have committed a Willful Breach of its obligations under Section 7.4, other than in the case where (A) (x) such Willful Breach is the result of an isolated action by a person that is a Representative of the Company (other than a director or senior officer of the Company) without knowledge of or consent by the Company prior to such action, and is not any other action by the Company or any of its Subsidiaries or Significant Joint Ventures, or (y) such Willful Breach was not caused by the Company, was not the result of an action taken by the Company and was not within the Knowledge of the Company, and in the case of clauses (x) and (y), the Company takes appropriate actions to remedy such Willful Breach upon discovery thereof , or (B) Parent is not harmed in any material respect as a result thereof.

        Section 9.2    Termination Fees.     (a) In the event that this Agreement is terminated by the Company pursuant to Section 9.1(c)(ii), then the Company shall pay to Parent the Termination Fee concurrently with any such termination.

        (b)   In the event that (i) this Agreement is terminated by Parent pursuant to Section 9.1(d)(ii) and the Company is not entitled to terminate this Agreement pursuant to Section 9.1(c)(i) or (ii) this Agreement is terminated by Parent pursuant to Section 9.1(d)(iii), then the Company shall pay to Parent the Termination Fee within three (3) Business Days after the date of termination.

        (c)   In the event that all of the following occur: (i) this Agreement is terminated by Parent or the Company pursuant to Section 9.1(b)(iii) or 9.1(d)(i) (in connection with a Willful Breach of the Company's covenants in Section 7.1(a), (ii) at any time after the date of this Agreement and prior to the Company Shareholder Meeting, an Acquisition Proposal shall have been publicly announced and such Acquisition Proposal is not in good faith withdrawn or terminated at least five (5) Business Days prior to the Company Shareholder Meeting, and (iii) within nine (9) months after such termination, the Company or any of its Subsidiaries enters into a definitive agreement with respect to, or consummates, any Acquisition Proposal (with references to "25%" in such definition replaced with "50%"), then the Company shall pay to Parent the Termination Fee, within three (3) Business Days following the earlier of the execution of such agreement or consummation of such Acquisition Proposal.

        (d)   Any amount that becomes payable pursuant to this Section 9.2 shall be paid by wire transfer of immediately available funds to an account designated by Parent.

        (e)   Upon payment of the Termination Fee pursuant to this Section 9.2, the Company shall have no further liability with respect to this Agreement or the transactions contemplated hereby to Parent, Merger Sub or their respective shareholders. The parties acknowledge and agree that in no event shall the Company be required to pay the Termination Fee on more than one occasion. In addition, the parties acknowledge that the agreements contained in this Section 9.2 are an integral part of the transactions contemplated by this Agreement, that without these agreements the Company, Parent and Merger Sub would not have entered into this Agreement, and that any amounts payable pursuant to this Section 9.2 do not constitute a penalty. If the Company fails to pay Parent the Termination Fee when due, the Company shall also pay to Parent interest on the unpaid amount under this Section 9.2, accruing from its due date, at an interest rate per annum equal to two percentage points in excess of the prime commercial lending rate quoted by The Wall Street Journal. Any change in the interest rate hereunder resulting from a change in such prime rate will be effective at the beginning of the date of such change in such prime rate.

        Section 9.3    Effect of Termination.     In the event of termination of this Agreement by either the Company or Parent as provided in Section 9.1, this Agreement shall forthwith become void and have no effect, without any liability or obligation on the part of Parent, Merger Sub or the Company under this Agreement, other than the last sentence of Section 7.3, Section 9.2, this Section 9.3 and Article X, which provisions shall survive such termination indefinitely; provided, however, that no such termination shall relieve any party hereto from any liability or damages incurred or suffered by a party, to the extent such liabilities or damages were the result of fraud or the willful or intentional breach by another party of any of its covenants or other agreements set forth in this Agreement.

ARTICLE X

MISCELLANEOUS

        Section 10.1    Notices.     All notices, requests and other communications to any party hereunder shall be in writing and shall be deemed given (a) upon personal delivery to the party to be notified; (b) when received when sent by email or facsimile by the parties to be notified; provided, however, that notice given by email or facsimile shall not be effective unless either (i) a duplicate copy of such email or fax notice is promptly given by one of the other methods described in this Section 10.1 or (ii) the receiving party delivers a written confirmation of receipt of such notice either by email or fax or any other method described in this Section 10.1; or (c) when delivered by a private overnight courier (with confirmation of delivery); in each case to the party to be notified at the following address:

        If to Parent or Merger Sub, to:

Health Care REIT, Inc. 4500 Dorr Street Toledo, Ohio 43615
Attention:	Jeffrey H. Miller
Facsimile:	(419) 247-2826

        with copies (which shall not constitute notice) to:

Sidley Austin LLP 1 South Dearborn Street Chicago, Illinois 60603
Facsimile:	(312) 853-7036
Attention:	David J. Zampa, Esq. Matthew McQueen, Esq.
Email:	dzampa@sidley.com mmcqueen@sidley.com

        and

Shumaker, Loop & Kendrick, LLP 1000 Jackson Street Toledo, OH 43604
Facsimile:	(419) 241-6894
Attention:	Mary Ellen Pisanelli, Esq.
Email:	mpisanelli@slk-law.com

        If to the Company, to:

Sunrise Senior Living, Inc. 7900 Westpark Drive McLean, Virginia 22102
Facsimile:	703-744-1990
Attention:	Mark S. Ordan

        with a copy (which shall not constitute notice) to:

Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, New York 10019
Facsimile:	(212) 403-2000
Attention:	Adam O. Emmerich, Esq. David K. Lam, Esq.
Email:	aoemmerich@wlrk.com dklam@wlrk.com

or such other address as any party may hereafter specify by written notice to the other parties hereto.

        Section 10.2    Survival of Representations and Warranties.     None of the representations, warranties, covenants and agreements in this Agreement or in any instrument delivered pursuant to this Agreement shall survive the Effective Time, except for those covenants and agreements contained herein and therein which by their terms apply in whole or in part after the Effective Time and then only to such extent.

        Section 10.3    Expenses.     Except as otherwise expressly provided in this Agreement, all costs and expenses incurred in connection with this Agreement shall be paid by the party incurring such cost or expense, except that fees and expenses in connection with the printing, filing and mailing of the Company Proxy Statement (including applicable SEC filing fees) shall be borne equally by the Company and Parent.

        Section 10.4    Amendment.     This Agreement may not be amended by the parties hereto except by action authorized by the respective Boards of Directors of Parent and the Company at any time prior to the Effective Time, whether before or after approval of this Agreement by the shareholders of the Company; provided, however, that, after approval of this Agreement by the shareholders of the Company, no amendment may be made which under Law requires the further approval of the shareholders of the Company without such further approval. This Agreement may not be amended except by an instrument in writing signed by the parties hereto.

        Section 10.5    Waiver.     At any time prior to the Effective Time, any party hereto may (a) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (c) subject to the requirements of Law, waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby. The failure of any party to assert any rights or remedies shall not constitute a waiver of such rights or remedies.

        Section 10.6    Successors and Assigns.     The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns; provided that no party may assign, delegate or otherwise transfer any of its rights or obligations under this Agreement without the consent of the other parties hereto (and any purported assignment without such consent shall be void and without effect), except to the extent necessary to effect the Company Reorganization, the Management Business Sale or the Management Business Distribution, and except that Parent may assign all or any of its rights and obligations hereunder to any direct or indirect wholly owned Subsidiary of Parent; provided, however, that no such assignment shall relieve the assigning party of its obligations hereunder.

        Section 10.7    Governing Law.     This Agreement, and all claims or causes of actions (whether at Law, in contract or in tort or otherwise) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance hereof, shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to any choice or conflicts of laws principles thereof that would cause the application of the laws of any jurisdiction other than the State of Delaware.

        Section 10.8    Counterparts; Effectiveness.     This Agreement may be executed in two or more counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument, and shall become effective when one or more counterparts have been signed by each of the parties and delivered (by telecopy, electronic delivery or otherwise) to the other parties. Signatures to this Agreement transmitted by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a document, will have the same effect as physical delivery of the paper document bearing the original signature.

        Section 10.9    Severability.     If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by virtue of any Law, or due to any public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner so that the transactions contemplated hereby are fulfilled to the extent possible.

        Section 10.10    Entire Agreement; No Third-Party Beneficiaries.     This Agreement (including the Annexes and Exhibits, the Company Disclosure Letter and the Parent Disclosure Letter), and the Confidentiality Agreement (a) constitute the entire agreement, and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof and thereof and (b) except for Section 2.2(b), Section 2.3 and Section 2.4 (which, from and after the Effective Time, shall be for the benefit of holders of the Merger Shares or Holdco Equity Awards immediately prior to the Effective Time), and Section 7.5 (which from and after the Effective Time shall be for the benefit of the Indemnified Parties), are not intended to and do not confer upon any Person other than the parties any legal or equitable rights or remedies. The representations and warranties in this Agreement are the product of negotiations among the parties to this Agreement and are for the benefit of the parties to this Agreement. Any inaccuracies in such representations and warranties are subject to waiver by the parties to this Agreement in accordance with Section 10.5 without notice or liability to any other Person. In some instances, the representations and warranties in this Agreement may represent an allocation among the parties to this Agreement of the risks associated with particular matters regardless of the Knowledge of any of the parties to this Agreement. Consequently, Persons other than the parties to this Agreement may not rely upon the representations and warranties in this Agreement as characterizations of actual facts or circumstances as of the date hereof or any other date.

        Section 10.11    Jurisdiction; Specific Performance; Waiver of Jury Trial.     (a) The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed, or were threatened to be not performed, in accordance with their specific terms or were otherwise breached. It is accordingly agreed that, in addition to any other remedy that may be available to it, including monetary damages, each of the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware), and all such rights and remedies at law or in equity shall be cumulative, except as may be limited by Section 9.2(f). The parties further agree that no party to this Agreement shall be required to obtain, furnish or post any bond or similar instrument in connection with or as a condition to obtaining any remedy referred to in this Section 10.11 and each party waives any objection to the imposition of such relief or any right it may have to require the obtaining, furnishing or posting of any such bond or similar instrument. In addition, each of the parties hereto irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment in respect of this Agreement and the rights and obligations arising hereunder brought by the other party hereto or its successors or assigns, shall be brought and determined exclusively in the Delaware Court of Chancery and any state appellate court therefrom within the State of Delaware (or, if the Delaware Court of Chancery declines to accept jurisdiction over a particular matter, any state or federal court within the State of Delaware). Each of the parties hereto hereby irrevocably submits with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that it will not bring any action relating to this Agreement or any of the transactions contemplated by this Agreement in any court other than the aforesaid courts. Each of the parties hereto hereby irrevocably waives, and agrees not to assert, by way of motion, as a defense, counterclaim or otherwise, in any action or proceeding with respect to this Agreement, (a) any claim that it is not personally subject to the jurisdiction of the above named courts for any reason other than the failure to serve in accordance with this Section 10.11, (b) any claim that it or its property is exempt or immune from jurisdiction of any such court or from any legal process commenced in such courts (whether through service of notice, attachment prior to judgment, attachment in aid of execution of judgment, execution of judgment or otherwise) and (c) to the fullest extent permitted by the applicable Law, any claim that (i) the suit, action or proceeding in such court is brought in an inconvenient forum, (ii) the venue of such suit, action or proceeding is improper or (iii) this Agreement, or the subject matter hereof, may not be enforced in or by such courts.

        (b)   EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (IV) EACH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 10.11.

        Section 10.12    Authorship.     The parties agree that the terms and language of this Agreement are the result of negotiations between the parties and their respective advisors and, as a result, there shall be no presumption that any ambiguities in this Agreement shall be resolved against any party. Any controversy over construction of this Agreement shall be decided without regard to events of authorship or negotiation.

[SIGNATURE PAGE FOLLOWS]

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the day and year first written above.

SUNRISE SENIOR LIVING, INC.
By:	/s/ MARK S. ORDAN
	Name:	Mark S. Ordan
	Title:	Chief Executive Officer
BREWER HOLDCO, INC.
By:	/s/ MARK S. ORDAN
	Name:	Mark S. Ordan
	Title:	Chief Executive Officer
BREWER HOLDCO SUB, INC.
By:	/s/ MARK S. ORDAN
	Name:	Mark S. Ordan
	Title:	Chief Executive Officer

[Signature Page to Agreement and Plan of Merger]

HEALTH CARE REIT, INC.
By:	/s/ GEORGE L. CHAPMAN
	Name:	George L. Chapman
	Title:	Chairman, Chief Executive Officer and President
RED FOX, INC.
By:	/s/ GEORGE L. CHAPMAN
	Name:	George L. Chapman
	Title:	Chairman, Chief Executive Officer and President

[Signature Page to Agreement and Plan of Merger]

Annex B—Opinion of Goldman, Sachs & Co.
[Letterhead of Goldman, Sachs & Co.]

PERSONAL AND CONFIDENTIAL

21-August-2012

Board of Directors
Sunrise Senior Living, Inc.
7900 Westpark Drive
McLean, VA 22102

Ladies and Gentlemen:

        You have requested our opinion as to the fairness from a financial point of view to the holders (other than Health Care REIT, Inc. ("HCN") and its affiliates) of the outstanding shares of common stock, par value $.01 per share (the "Shares"), of Sunrise Senior Living, Inc. (the "Company") of the $14.50 per Share in aggregate in cash to be paid to such holders pursuant to the Agreement and Plan of Merger, dated as of August 21, 2012 (the "Agreement"), by and among the Company, Brewer Holdco, Inc., a wholly owned subsidiary of the Company ("Holdco"), Brewer Holdco Sub, Inc., a wholly owned subsidiary of Holdco, HCN and Redfox, Inc., a wholly owned subsidiary of HCN. Pursuant to Section 2.2 of the Agreement, the holders of Shares may be paid additional cash consideration in certain circumstances, as to which we express no opinion.

        Goldman, Sachs & Co. and its affiliates are engaged in commercial and investment banking and financial advisory services, market making and trading, research and investment management (both public and private investing), principal investment, financial planning, benefits counseling, risk management, hedging, financing, brokerage activities and other financial and nonfinancial activities and services for various persons and entities. Goldman, Sachs & Co. and its affiliates, and funds or other entities in which they invest or with which they co-invest, may at any time purchase, sell, hold or vote long or short positions and investments in securities, derivatives, loans, commodities, currencies, credit default swaps and other financial instruments of the Company, HCN, any of their respective affiliates and third parties or any currency or commodity that may be involved in the transaction contemplated by the Agreement (the "Transaction"), for the accounts of Goldman, Sachs & Co. and its affiliates and their customers, and funds or other entities in which they invest or with which they co-invest. We have acted as financial advisor to the Company in connection with, and have participated in certain of the negotiations leading to, the Transaction. We expect to receive fees for our services in connection with the Transaction, the principal portion of which is contingent upon consummation of the Transaction, and the Company has agreed to reimburse our expenses arising, and indemnify us against certain liabilities that may arise, out of our engagement. We have provided certain investment banking services to the Company and its affiliates from time to time for which our Investment Banking Division has received, and may receive, compensation, including having acted as a lender to a joint venture affiliated with the Company (aggregate principal amount of $435,000,000) in January 2011; and as financial advisor to the Company in connection with the disposition of its joint-venture interests in certain senior-living facilities in May 2012. We may also in the future provide investment banking services to the Company, HCN and their respective affiliates for which our Investment Banking Division may receive compensation.

        In connection with this opinion, we have reviewed, among other things, the Agreement; annual reports to stockholders and Annual Reports on Form 10-K of the Company; certain interim reports to stockholders and Quarterly Reports on Form 10-Q of the Company; certain other communications from the Company to its stockholders; certain publicly available research analyst reports for the Company; and certain internal financial analyses and forecasts for the Company prepared by its management as approved for our use by the Company (the "Forecasts"). We have also held discussions with members of the senior management of the Company regarding their assessment of the past and current business operations, financial condition and future prospects of the Company; reviewed the reported price and trading activity for the Shares; compared certain financial and stock market information for the Company with similar information for certain other companies the securities of which are publicly traded; and reviewed the financial terms of certain recent transactions in the commercial real estate industry specifically and in other industries generally; and performed such other studies and analyses, and considered such other factors, as we deemed appropriate.

        For purposes of rendering this opinion, we have, with your consent, relied upon and assumed the accuracy and completeness of all of the financial, legal, regulatory, tax, accounting and other information provided to, discussed with or reviewed by, us, without assuming any responsibility for independent verification thereof. In that regard, we have assumed with your consent that the Forecasts have been reasonably prepared on a basis reflecting the best currently available estimates and judgments of the management of the Company. We have not made an independent evaluation or appraisal of the assets and liabilities (including any contingent, derivative or other off-balance-sheet assets and liabilities) of the Company and we have not been furnished with any such evaluation or appraisal. We have assumed that all governmental, regulatory or other consents and approvals necessary for the consummation of the Transaction will be obtained without any adverse effect on the expected benefits of the Transaction in any way meaningful to our analysis. We have assumed that the Transaction will be consummated on the terms set forth in the Agreement, without the waiver or modification of any term or condition the effect of which would be in any way meaningful to our analysis.

        Our opinion does not address the underlying business decision of the Company to engage in the Transaction, or the relative merits of the Transaction as compared to any strategic alternatives that may be available to the Company; nor does it address any legal, regulatory, tax or accounting matters. This opinion addresses only the fairness from a financial point of view to the holders (other than HCN and its affiliates) of Shares, as of the date hereof, of the $14.50 per Share in aggregate in cash to be paid to such holders pursuant to the Agreement. We do not express any view on, and our opinion does not address, any other term or aspect of the Agreement or Transaction or any term or aspect of any other agreement or instrument contemplated by the Agreement or entered into or amended in connection with the Transaction, including, the Company Reorganization (as defined in the Agreement), any Management Business Sale (as defined in the Agreement) or any Management Business Distribution (as defined in the Agreement), the fairness of the Transaction to, or any consideration received in connection therewith by, the holders of any other class of securities, creditors, or other constituencies of the Company; nor as to the fairness of the amount or nature of any compensation to be paid or payable to any of the officers, directors or employees of the Company, or class of such persons, in connection with the Transaction, whether relative to the $14.50 per Share in aggregate in cash to be paid to the holders of Shares pursuant to the Agreement or otherwise. We are not expressing any opinion as to the impact of the Transaction on the solvency or viability of the Company or HCN or the ability of the Company or HCN to pay their respective obligations when they come due. Our opinion is necessarily based on economic, monetary, market and other conditions as in effect on, and the information made available to us as of, the date hereof and we assume no responsibility for updating, revising or reaffirming this opinion based on circumstances, developments or events occurring after the date hereof. Our advisory services and the opinion expressed herein are provided for the information and assistance of the Board of Directors of the Company in connection with its consideration of the Transaction and such opinion does not constitute a recommendation as to how any holder of Shares should vote with respect to such Transaction or any other matter. This opinion has been approved by a fairness committee of Goldman, Sachs & Co.

        Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the $14.50 per Share in aggregate in cash to be paid to the holders (other than HCN and its affiliates) of Shares pursuant to the Agreement is fair from a financial point of view to such holders.

Very truly yours,

/s/ Goldman, Sachs & Co.
(GOLDMAN, SACHS & CO.)

Annex C—Certificate of Incorporation of the Surviving Company of the Merger

AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION

OF

SUNRISE SENIOR LIVING, INC.

        1.     The name of this corporation is: Sunrise Senior Living, Inc. (the "corporation").

        2.     The address of the corporation's registered office in the State of Delaware is 2711 Centerville Road, Suite 400, in the City of Wilmington, 19808, County of New Castle and its registered agent at such address is CORPORATION SERVICE COMPANY.

        3.     The purpose and nature of the business to be conducted by the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

        4.     The total number of shares of stock which the corporation shall have authority to issue is One Thousand (1,000); all of such shares shall be without par value.

        5.     The corporation reserves the right to amend, alter, change or repeal any provision contained in this Amended and Restated Certificate of Corporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

C-1

Annex D—Section 262 of the Delaware General Corporation Law

        (a)   Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to § 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in 1 or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b)   Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to § 251 (other than a merger effected pursuant to § 251(g) of this title), § 252, § 254, § 255, § 256, § 257, § 258, § 263 or § 264 of this title:

          (1)   Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in § 251(f) of this title.

          (2)   Notwithstanding paragraph (b)(1) of this section, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to §§ 251, 252, 254, 255, 256, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a.     Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b.     Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or held of record by more than 2,000 holders;

            c.     Cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a. and b. of this section; or

            d.     Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing paragraphs (b)(2)a., b. and c. of this section.

          (3)   In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under § 253 or § 267 of this title is not owned by the parent immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c)   Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

        (d)   Appraisal rights shall be perfected as follows:

          (1)   If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for notice of such meeting (or such members who received notice in accordance with § 255(c) of this title) with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) of this section that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

          (2)   If the merger or consolidation was approved pursuant to § 228, § 253, or § 267 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section and, if 1 of the constituent corporations is a nonstock corporation, a copy of § 114 of this title. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e)   Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) of this section hereof and who is otherwise entitled to appraisal rights, may commence an appraisal proceeding by filing a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) of this section hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) of this section hereof, whichever is later. Notwithstanding subsection (a) of this section, a person who is the beneficial owner of shares of such stock held either in a voting trust or by a nominee on behalf of such person may, in such person's own name, file a petition or request from the corporation the statement described in this subsection.

        (f)    Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g)   At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h)   After the Court determines the stockholders entitled to an appraisal, the appraisal proceeding shall be conducted in accordance with the rules of the Court of Chancery, including any rules specifically governing appraisal proceedings. Through such proceeding the Court shall determine the fair value of the shares exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. Unless the Court in its discretion determines otherwise for good cause shown, interest from the effective date of the merger through the date of payment of the judgment shall be compounded quarterly and shall accrue at 5% over the Federal Reserve discount rate (including any surcharge) as established from time to time during the period between the effective date of the merger and the date of payment of the judgment. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, proceed to trial upon the appraisal prior to the final determination of the stockholders entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i)    The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j)    The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k)   From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just; provided, however that this provision shall not affect the right of any stockholder who has not commenced an appraisal proceeding or joined that proceeding as a named party to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation within 60 days after the effective date of the merger or consolidation, as set forth in subsection (e) of this section.

        (l)    The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To adopt the Agreement and Plan of Merger, dated as of August 21, 2012, by and among Sunrise Senior Living, Inc. ("Sunrise"), Health Care REIT, Inc., Brewer Holdco, Inc., Brewer Holdco Sub, Inc. and Red Fox, Inc., pursuant to which Health Care REIT, Inc. would acquire Sunrise (the "merger") and Sunrise stockholders would be entitled to receive $14.50 in cash, without interest, for each share of Sunrise common stock they own as of immediately prior to the merger, subject to possible increase in the circumstances set forth in the merger agreement and described in the proxy statement sent to Sunrise stockholders. 2. To approve an advisory, nonbinding vote regarding the compensation that may be paid or become payable to Sunrise named executive officers that is based on or otherwise relates to the merger. 3. To approve the adjournment or postponement of the special meeting to a later date or time, if necessary or appropriate in the view of the Sunrise board of directors, to solicit additional proxies in favor of the proposal to adopt the merger agreement if there are insufficient votes at the time of the special meeting or any adjournment or postponement thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3. FOR AGAINST ABSTAIN JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 SPECIAL MEETING OF STOCKHOLDERS OF SUNRISE SENIOR LIVING, INC January 7, 2013 INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Special Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. The Board of Directors unanimously recommends a vote FOR Proposals (1), (2), and (3). PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 00030000303000001000 7 010713 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS. The proxy statement is available at www.sunriseseniorliving.com/2013specialmeetingmaterials. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 SUNRISE SENIOR LIVING, INC. 7900 Westpark Drive Suite T-900 McLean, Virginia 22102 REVOCABLE PROXY FOR SPECIAL MEETING OF STOCKHOLDERS - JANUARY 7, 2013 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned stockholder of Sunrise Senior Living, Inc. hereby appoints Mark S. Ordan and C. Marc Richards, and each of them, with full power of substitution and resubstitution, as proxies to cast all votes, as designated on the reverse side, which the undersigned stockholder is entitled to cast at the special meeting of stockholders to be held on January 7, 2013 at 1 p.m., Eastern time, at the offices of Wachtell, Lipton, Rosen & Katz, located at 51 West 52nd Street, New York, New York, and at any adjournments or postponements thereof, upon the matters described on the reverse side and upon such other matters as may properly come before the special meeting and at any adjournments or postponements thereof. Revocation of Proxy: You may change or revoke your proxy by attending the special meeting and voting in person. You may also change or revoke your proxy at any time before it is voted at the special meeting (1) by delivering a signed written notice of revocation to Sunrise Senior Living, Inc., 7900 Westpark Drive, McLean, Virginia 22102, Attn: Secretary, bearing a date no later than the date of the proxy, stating that the proxy is revoked, (2) by submitting a later-dated proxy card relating to the same shares of Sunrise common stock or (3) if you submitted your proxy by telephone or on the Internet, by submitting another proxy by telephone or on the Internet in accordance with the instructions on the proxy card. (Items to be voted appear on reverse side.) (Continued and to be signed and dated on the reverse side.)